                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        GENERAL PARAMETRICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        GENERAL PARAMETRICS CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock, $0.01 par value

     (2)  Aggregate number of securities to which transaction applies:

        4,500,000 shares (including 1,000,000 shares subject to warrants)

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        $3.75 per share, based on average of high and low prices for January 4, 1996 plus $1,150,000 consideration paid in cash

     (4)  Proposed maximum aggregate value of transaction:

        $18,025,000

     (5)  Total fee paid:

        $3,605

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        GENERAL PARAMETRICS CORPORATION

                               1250 NINTH STREET
                               BERKELEY, CA 94710

                                 MARCH 12, 1996


Dear Stockholder:


     An Annual Meeting of Stockholders (the "Annual Meeting") of General Parametrics Corporation, a Delaware corporation ("GPC"), will be held at 10:00 a.m., local time, on April 9, 1996 at the Hyatt Regency Embarcadero, Five Embarcadero Center, San Francisco, California 94111.



     At the Annual Meeting, you will be asked to consider and vote upon a proposal to approve the Merger Agreement dated as of December 1, 1995 and as amended through March 7, 1996 (the "Merger Agreement"), between GPC, GPAR Merger, Inc., an Arizona corporation that is a wholly-owned subsidiary of GPC (the "Sub"), EMCO Recycling Corp., an Arizona corporation ("EMCO") and the direct and indirect beneficial owners of EMCO's Common Stock and the related Agreement of Merger between Sub and EMCO (together with the Merger Agreement, the "Agreements"), which provides for the merger of Sub with and into EMCO (the "Merger"). Pursuant to the proposed Merger, EMCO will become a wholly-owned subsidiary of GPC. The aggregate consideration to be paid by GPC in the Merger is (i) 3,500,000 shares of Common Stock of GPC, (ii) warrants to purchase an aggregate of an additional 1,000,000 shares of Common Stock of GPC and (iii) $1,150,000 in cash. If the requisite approvals of the stockholders of GPC and the shareholders of EMCO are received and the other conditions to closing are satisfied or waived, the Merger is expected to be consummated on or before April 16, 1996.


     After careful consideration, your Board of Directors has unanimously approved the Agreements and the transactions provided for therein and has concluded that they are in the best interests of GPC and its stockholders. Your Board of Directors has unanimously recommended that the stockholders of GPC approve the Merger.

     At the Annual Meeting, you will also be asked to consider and vote upon proposals to (i) elect a slate of four directors, (ii) amend the Certificate of Incorporation of GPC in order to increase the number of authorized shares of Common Stock by 20 million to a total of 40 million, (iii) amend the Certificate of Incorporation of GPC in order to change the name of GPC to "Metal Management, Inc.," (iv) ratify and approve the 1996 Director Option Plan and the reservation of 100,000 shares for issuance thereunder, (v) ratify and approve an increase in the number of shares reserved for issuance under GPC's 1995 Stock Plan by 800,000, (vi) amend GPC's bylaws in order to provide that the size of the Board of Directors shall be determined by the Board, and (vii) ratify the selection of Price Waterhouse LLP as independent public accountants of GPC for the fiscal year ending October 31, 1996.

     In July 1995, the former President, Chief Executive Officer and Chairman of the Board of Directors of GPC sold an aggregate of 1,400,000 shares of Common Stock of GPC to a group of new investors. Following the purchase of such shares, the new investors held approximately 27% of the outstanding Common Stock of GPC. In August 1995, GPC held a special meeting of stockholders at the request of several of the new investors and pursuant to GPC's bylaws. At such meeting, which followed the resignation of two members of GPC's former board, a slate of four directors proposed by the new investors was elected and two more members of the former board resigned. The new Board appointed Gerard M. Jacobs and T. Benjamin Jennings to be Co-Chief Executive Officers, Co-Presidents and Co-Chairmen of the Board of Directors. At the special meeting of stockholders and in SEC filings, Messrs. Jacobs and Jennings advised GPC stockholders that the newly elected board would cause GPC to actively pursue acquisitions and mergers in unrelated fields, including, but not limited to scrap metal recycling and/or telecommunications. Following such meeting, the new board discontinued GPC's then current dividend policy and, in October 1995, elected to discontinue a portion of its electronic presentation products. See the section in the Joint Proxy Statement included herewith entitled "Business of GPC."

     In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Joint Proxy Statement relating to the actions to be taken by GPC stockholders at the Annual Meeting (as well as the actions to be taken by the EMCO shareholders at their special meeting) and a proxy card. The Joint Proxy Statement more fully describes the proposed Merger and includes information about GPC and EMCO and about the additional matters for consideration at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Annual Meeting.

                                          Sincerely,

                                          /s/ GERARD M. JACOBS
                                          GERARD M. JACOBS
                                          Co-Chairman of the Board of Directors
                                          and Co-Chief Executive Officer

                                          /s/ T. BENJAMIN JENNINGS
                                          T. BENJAMIN JENNINGS
                                          Co-Chairman of the Board of Directors
                                          and Co-Chief Executive Officer

                        GENERAL PARAMETRICS CORPORATION

                               1250 NINTH STREET
                               BERKELEY, CA 94710

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of General Parametrics Corporation, a Delaware corporation ("GPC"), will be held at 10:00 a.m., local time, on April 9, 1996, at the Hyatt Regency Embarcadero, Five Embarcadero Center, San Francisco, California 94111, for the purpose of voting on the following matters:



     1. To consider and vote upon a proposal to approve and adopt the Merger Agreement dated as of December 1, 1995 and as amended through March 7, 1996 (the "Merger Agreement"), between GPC, GPAR Merger, Inc., an Arizona corporation that is a wholly-owned subsidiary of GPC (the "Sub"), EMCO Recycling Corp., an Arizona corporation ("EMCO") and the direct and indirect beneficial owners of EMCO's Common Stock and the related Agreement of Merger (together with the Merger Agreement, the "Agreements") to be entered into between EMCO and Sub and the merger of Sub with and into EMCO, whereby, among other things, EMCO will survive the Merger and become a wholly-owned subsidiary of GPC (referred to herein as the "Merger"). The aggregate consideration to be paid by GPC in the Merger is (i) 3,500,000 shares of Common Stock of GPC, (ii) warrants to purchase an aggregate of an additional 1,000,000 shares of Common Stock of GPC and (iii) $1,150,000 in cash.


     2. To elect the following four persons to serve as directors of GPC: Gerard
M. Jacobs, T. Benjamin Jennings, Xavier Hermosillo and Donald F. Moorehead.

     3. To approve an amendment to the Certificate of Incorporation of GPC in order to increase the number of authorized shares of Common Stock by 20 million to a total of 40 million (the "Shares Certificate Amendment").

     4. To approve an amendment to the Certificate of Incorporation of GPC in order to change the name of GPC to "Metal Management, Inc." (the "Name Certificate Amendment") (the Shares Certificate Amendment and the Name Certificate Amendment are hereinafter collectively referred to as the "Certificate Amendments").

     5. To ratify and approve the GPC Board's adoption of the 1996 Director Option Plan and the reservation of 100,000 shares of Common Stock of GPC for issuance thereunder (the "Director Plan").

     6. To ratify and approve an amendment to the GPC 1995 Stock Plan (the "Stock Plan") in order to increase the number of shares of Common Stock reserved for issuance under the Stock Plan by 800,000 shares.

     7. To approve an amendment to the Bylaws to provide that the Board of Directors shall have the power to determine the number of authorized directors of GPC (the "Bylaws Amendment").

     8. To ratify the Board's selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

     9. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Joint Proxy Statement accompanying this Notice.

     Only stockholders of record of GPC Common Stock at the close of business on February 15, 1996 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ GERARD M. JACOBS
                                          GERARD M. JACOBS
                                          Co-Chairman of the Board of Directors
                                          and Co-Chief Executive Officer

                                          /s/ T. BENJAMIN JENNINGS
                                          T. BENJAMIN JENNINGS
                                          Co-Chairman of the Board of Directors
                                          and Co-Chief Executive Officer

Berkeley, California

March 12, 1996


     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                              EMCO RECYCLING CORP.

                          3700 WEST LOWER BUCKEYE ROAD
                             PHOENIX, ARIZONA 85009


                                 March 12, 1996


Dear Shareholder:


     A Special Meeting of Shareholders (the "Special Meeting") of EMCO Recycling Corp., an Arizona corporation ("EMCO"), will be held at 9:00 a.m., local time, on April 9, 1996 at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona.



     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Merger Agreement dated as of December 1, 1995 as amended through March 7, 1996 (the "Merger Agreement"), between General Parametrics Corporation, a Delaware corporation ("GPC"), GPAR Merger, Inc., an Arizona corporation and wholly-owned subsidiary of GPC (the "Sub") and the direct and indirect beneficial owners of EMCO's Common Stock, and the related Agreement of Merger between Sub and EMCO (together with the Merger Agreement, the "Agreements"), which provides for the merger of Sub with and into EMCO (the "Merger"). Pursuant to the proposed Merger, EMCO will become a wholly-owned subsidiary of GPC. The aggregate consideration to be paid by GPC in the Merger is (i) 3,500,000 shares of Common Stock of GPC, (ii) warrants to purchase an aggregate of 1,000,000 shares of Common Stock of GPC and (iii) $1,150,000 in cash. If the requisite approvals of the stockholders of GPC and the shareholders of EMCO are received, the Merger is expected to be consummated on or before April 16, 1996.


     After careful consideration, your Board of Directors has unanimously approved the Agreements and the transactions provided for therein and has concluded that they are in the best interests of EMCO and its shareholders. Your Board of Directors has unanimously recommended that the shareholders of EMCO approve the Merger.

     In the material accompanying this letter, you will find a Notice of Special Meeting of Shareholders, a Joint Proxy Statement relating to the actions to be taken by EMCO shareholders at the Special Meeting (as well as the actions to be taken by the GPC stockholders at their annual meeting) and a proxy. The Joint Proxy Statement more fully describes the proposed Merger and includes information about GPC and EMCO.

     All shareholders are cordially invited to attend the Special Meeting in person. However, whether or not you plan to attend the Special Meeting, please complete, sign, date and return you proxy in the enclosed envelope. If you attend the Special Meeting, you may vote in person if you which, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Special Meeting.

                                          Sincerely,

                                          GEORGE O. MOOREHEAD
                                          President and Chief Executive Officer

                              EMCO RECYCLING CORP.

                          3700 WEST LOWER BUCKEYE ROAD
                             PHOENIX, ARIZONA 85009

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of EMCO Recycling Corp., an Arizona corporation ("EMCO"), will be held
at   :   .m., local time, on April 9, 1996, at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona for the following purposes:



     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the Merger Agreement dated as of December 1, 1995 as amended through March 7, 1996 (the "Merger Agreement"), between General Parametrics Corporation, a Delaware corporation ("GPC"), GPAR Merger, Inc., an Arizona corporation and wholly-owned subsidiary of GPC (the "Sub") and the direct and indirect beneficial owners of EMCO Common Stock and the related Agreement of Merger between Sub and EMCO (together with the Merger Agreement, the "Agreements"), and the merger of Sub with and into EMCO (the "Merger"). The proposed Merger will be effected such that EMCO will become a wholly-owned subsidiary of GPC by the merger of Sub with and into EMCO. The consideration to be paid by GPC in the Merger is (i) 3,500,000 shares of Common Stock of GPC,
(ii) warrants to purchase an aggregate of 1,000,000 shares of Common Stock of GPC and (iii) $1,150,000 in cash. If the requisite approvals of the stockholders of GPC and the shareholders of EMCO are received, the Merger is expected to be consummated on or before April 16, 1996.


     To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Joint Proxy Statement accompanying this Notice.

     Only shareholders of record of EMCO Common Stock at the close of business on February 15, 1996 are entitled to notice of, and will be entitled to vote at, the Special Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          GEORGE O. MOOREHEAD
                                          President and Chief Executive Officer

Phoenix, Arizona

March 12, 1996


     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

GENERAL PARAMETRICS CORPORATION                             EMCO RECYCLING CORP.


                             JOINT PROXY STATEMENT


     This Joint Proxy Statement is being furnished to the stockholders of General Parametrics Corporation, a Delaware corporation ("GPC"), in connection with the solicitation of proxies by the GPC Board of Directors for use at the Annual Meeting of GPC stockholders (the "GPC Meeting") to be held at 10:00 a.m., local time, on April 9, 1996 at the Hyatt Regency Embarcadero, Five Embarcadero Center, San Francisco, California 94111, and at any adjournments or postponements of the GPC Meeting.



     This Joint Proxy Statement is also being furnished to the shareholders of EMCO Recycling Corp., an Arizona corporation ("EMCO"), in connection with the solicitation of proxies by the EMCO Board of Directors for use at the Special Meeting of EMCO shareholders (the "EMCO Meeting") to be held at 9:00 a.m., local time, on April 8, 1996, at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona, and at any adjournments or postponements of the EMCO Meeting.


     Holders of EMCO Common Stock, may, by complying with Sections 10-1301 through 10-1331 of the Arizona Business Corporation Act (the "Arizona Law"), be entitled to dissenters' rights as discussed therein with respect to the proposed Merger. Under the Delaware General Corporation Law (the "Delaware Law"), GPC stockholders are not entitled to dissenters' rights or appraisal rights with respect to the proposed Merger. See "The Merger and Related
Transactions -- Appraisal and Dissenters' Rights."


     On March 7, 1996, the closing sales price on the Nasdaq National Market of GPC Common Stock was $4.625 per share.



     This Joint Proxy Statement and the accompanying forms of proxy are first being mailed to stockholders of GPC and EMCO on or about March 12, 1996.


     THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS JOINT PROXY STATEMENT. THE PROPOSED MERGER IS A COMPLEX TRANSACTION. STOCKHOLDERS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS JOINT PROXY STATEMENT IN ITS ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO UNDER "RISK FACTORS."


            The date of this Joint Proxy Statement is March 8, 1996

     NO PERSON HAS BEEN AUTHORIZED BY GPC OR EMCO TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GPC OR EMCO. THIS JOINT PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH SOLICITATION.

     THE DELIVERY OF THIS JOINT PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

     Statements made in this Joint Proxy Statement concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document included as an Appendix to this Joint Proxy Statement, reference is hereby made to that Appendix for a more complete description of the matter involved, and each such statement is hereby qualified in its entirety by such reference.

     All information contained in this Joint Proxy Statement relating to GPC has been supplied by GPC, and all information relating to EMCO has been supplied by EMCO.

                       GPC ANNUAL REPORT TO STOCKHOLDERS

     THIS JOINT PROXY STATEMENT ALSO CONSTITUTES THE ANNUAL REPORT TO STOCKHOLDERS OF GPC WITH RESPECT TO GPC'S ANNUAL MEETING OF STOCKHOLDERS. GPC WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON WRITTEN REQUEST TO: VICE PRESIDENT, FINANCE, GENERAL PARAMETRICS CORPORATION, 1250 NINTH STREET, BERKELEY, CALIFORNIA, 94710.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SUMMARY...............................................................................    2
  The Companies.......................................................................    2
  Meetings of Stockholders............................................................    2
  Opinion of Financial Advisor........................................................    3
  Recommendations of Boards of Directors..............................................    4
  The Merger..........................................................................    4
  Interests of Certain Persons in the Merger..........................................    7
  Resale Restrictions on Sale of GPC Common Stock.....................................    8
  Additional Proposals for GPC Stockholders...........................................    8
  Market Price Data...................................................................    9
  Recent Change of Control of GPC.....................................................    9
RELATED TRANSACTIONS..................................................................   11
SELECTED CONSOLIDATED FINANCIAL INFORMATION...........................................   12
SELECTED PRO FORMA COMBINED FINANCIAL DATA............................................   14
COMPARATIVE PER SHARE DATA............................................................   15
RISK FACTORS..........................................................................   16
THE GPC MEETING.......................................................................   22
  Date, Time and Place of Meeting.....................................................   22
  Record Date and Outstanding Shares..................................................   22
  Voting of Proxies...................................................................   22
  Vote Required; Cumulative Meeting...................................................   22
  Quorum; Abstentions; Broker Non-votes...............................................   23
  Solicitation of Proxies and Expenses................................................   23
  Board Recommendation................................................................   23
THE EMCO MEETING......................................................................   24
  Date, Time and Place of Meeting.....................................................   24
  Record Date and Outstanding Shares..................................................   24
  Solicitation of Proxies.............................................................   24
  Vote Required.......................................................................   24
  Quorum; Abstentions; Broker Non-Votes...............................................   24
  Expenses of Solicitation............................................................   24
  Board Recommendation................................................................   24
THE MERGER AND RELATED TRANSACTIONS...................................................   26
  General.............................................................................   26
  Background of the Merger............................................................   26
  Reasons for the Transaction.........................................................   28
  Opinion of Financial Advisor........................................................   29
  Conversion of EMCO Shares...........................................................   33
  Related Agreements..................................................................   33
  Representations and Covenants.......................................................   34
  Conditions to the Merger............................................................   34
  Termination or Amendment............................................................   35
  Indemnification and Hold-Back of GPC Shares.........................................   35
  Regulatory Matters..................................................................   36
  Certain Federal Income Tax Consideration............................................   36
  Accounting Treatment................................................................   38
  Resale Restrictions on Sale of GPC Common Stock.....................................   38
  Appraisal and Dissenters' Rights....................................................   39
  Interests of Certain Persons in the Merger..........................................   39

                                                                                        PAGE
                                                                                        ----
  Related Transactions................................................................   40
  Board Recommendations...............................................................   40
PRO FORMA FINANCIAL INFORMATION.......................................................   41
MANAGEMENT............................................................................   46
  Management of GPC...................................................................   46
  Management of EMCO..................................................................   47
  Management of GPC and EMCO Following the Merger.....................................   48
BUSINESS OF GPC.......................................................................   49
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  OF GPC..............................................................................   53
BUSINESS OF EMCO......................................................................   58
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  OF EMCO.............................................................................   62
QUARTERLY INFORMATION.................................................................   66
EXECUTIVE COMPENSATION OF EMCO........................................................   67
CERTAIN TRANSACTIONS OF EMCO..........................................................   68
EMCO SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT......................   69
COMPARISON OF RIGHTS OF STOCKHOLDERS OF GPC AND EMCO..................................   70
ADDITIONAL MATTERS FOR CONSIDERATION OF GPC STOCKHOLDERS..............................   77
  ELECTION OF DIRECTORS...............................................................   77
  Nominees............................................................................   77
  Security Ownership of Certain Beneficial Owners and Management......................   78
  Compliance With Section 16(a) of the Exchange Act...................................   80
  Board Meetings and Committees.......................................................   80
  Executive Compensation..............................................................   81
  Director Compensation...............................................................   82
  Certain Transactions................................................................   82
  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
     AUTHORIZED SHARES................................................................   82
  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE NAME OF
     GPC..............................................................................   82
  APPROVAL OF THE 1996 DIRECTOR OPTION PLAN...........................................   83
  APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN.....................................   85
  APPROVAL OF AMENDMENT TO BYLAWS.....................................................   89
  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS..............................   90
STOCKHOLDER PROPOSALS.................................................................   90
OTHER MATTERS.........................................................................   90
EXPERTS...............................................................................   90
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS............................................  F-1


APPENDICES:

     APPENDIX A -- Merger Agreement

     APPENDIX B -- Agreement and Plan of Merger

     APPENDIX C -- Fairness Opinion
     APPENDIX D -- Arizona Dissenters' Rights Sections

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement. The summary does not contain a complete description of the terms of the Merger and is qualified in its entirety by reference to the full text of this Joint Proxy Statement and Appendices hereto. Stockholders of GPC and shareholders of EMCO are urged to read this Joint Proxy Statement and the Appendices in their entirety.

THE COMPANIES

  GPC

     GPC was founded in 1981 and re-incorporated in Delaware in June 1986. GPC designs, manufactures and markets color printers and related consumables, including ribbons, transparencies and paper. GPC's products are designed for people in business, government and education who use color output as a normal part of their activities. See "Business of GPC." GPC's principal executive offices are located at 1250 Ninth Street, Berkeley, California 94710. Its telephone number is (510) 524-3950.

     In October 1995, GPC elected to discontinue a portion of its electronic presentation products, including VideoShow, VideoShow PRESENTER and related products and recorded Restructuring Costs of $1,437,000. Also in October 1995, GPC recorded a $716,000 special charge in Cost of Sales for the repositioning of its color printer products. The charges are comprised of: writedowns of discontinued products ($530,000) and slow-moving ($395,000) inventory, write-offs of Capitalized Software Development Costs for discontinued products ($524,000) and color printers ($321,000), write-off of fixed assets ($203,000) associated with the manufacturing of discontinued products and a reserve of $180,000 for lease costs related to excess facilities to be vacated and sub-leased. All of the Restructuring Costs and Special Charges except for the reserve for excess leased facilities (which GPC estimates will be used over the next two years) are non-cash charges.

  EMCO

     EMCO is engaged in recycling metals, both ferrous and non-ferrous. EMCO's principal executive offices are located at 3700 West Lower Buckeye Road, Phoenix, Arizona 85009. Its telephone number is (602) 447-3000.

  Sub

     Sub, an Arizona corporation, is a wholly-owned subsidiary of GPC formed solely for the purpose of consummating the Merger. Sub's principal executive offices are located at 1250 Ninth Street, Berkeley, California 94710. Its telephone number is (510) 524-3950.

MEETINGS OF STOCKHOLDERS

  Date, Time and Place


     GPC. The GPC Meeting will be held on April 9, 1996 at 10:00 a.m, local time, at the Hyatt Regency Embarcadero, Five Embarcadero Center, San Francisco, California 94111.



     EMCO. The EMCO Meeting will be held on April 8, 1996 at 9:00 a.m., local time, at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona.


  Purposes of the Meetings

     GPC Meeting. At the GPC Meeting, stockholders of record of GPC as of the close of business on February 15, 1996 ("the Record Date") will be asked to consider and vote upon proposals to (i) approve the Merger Agreement, a copy of which is attached hereto as Appendix A, and the related Agreement of Merger between Sub and EMCO, which provides for the Merger, a copy of the form of which is attached hereto as Appendix B; (ii) elect a slate of four directors; (iii) approve the Shares Certificate Amendment in order to increase the number of authorized shares of Common Stock by 20 million to 40 million, (iv) approve the

Name Certificate Amendment in order to change the name of GPC to "Metal Management, Inc."; (v) ratify and approve the Director Plan and the reservation of 100,000 shares of GPC Common Stock for issuance thereunder; (vi) ratify and approve an increase in the shares reserved for issuance under the Stock Plan by 800,000 shares; (vii) amend GPC's bylaws in order to provide that the size of the Board of Directors shall be determined by the Board; and (viii) ratify the selection of Price Waterhouse LLP as independent public accountants of GPC for the fiscal year ending October 31, 1996.

     EMCO Meeting. At the EMCO Meeting, shareholders of record of EMCO as of the close of business on the Record Date will be asked to consider and vote upon a proposal to approve the Agreements and the Merger.

  Record Date; Shares Entitled to Vote


     GPC. Holders of record of GPC Common Stock on the Record Date are entitled to notice of and to vote at the GPC Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 5,339,653 shares of GPC Common Stock, each of which will be entitled to vote on each matter to be acted upon.


     EMCO. Holders of record of EMCO Common Stock on the Record Date are entitled to notice of and to vote at the EMCO Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 10,000 shares of EMCO Common Stock, each of which will be entitled to vote on each matter to be acted upon.

  Quorum; Broker Non-Votes

     The required quorum for the transaction of business at both the GPC Meeting and the EMCO Meeting is a majority of the shares of GPC Common Stock or EMCO Common Stock, as applicable, issued and outstanding on the Record Date. With respect to the approval of the Agreement by GPC and EMCO shareholders and approval of the other proposals being submitted to GPC shareholders at the GPC Meeting, shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAINED" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes cast by the Common Stock present or represented by proxy at the meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

     With respect to GPC, broker non-votes will be counted for purposes of determining a quorum, but will not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

  Vote Required

     GPC. Approval and adoption of the Merger, the Certificate Amendments and the Bylaws Amendment and the transactions contemplated thereby will each require the affirmative vote of the holders of a majority of the shares of GPC Common Stock outstanding on the Record Date. Accordingly, with respect to such matters, abstentions and broker nonvotes will have the same effect as a vote against the proposal. With respect to the election of directors, if a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the GPC Board of Directors. Approval of the Director Plan, approval of the amendment of the Stock Plan and ratification of Price Waterhouse LLP require the affirmative vote of a majority of the Votes Cast.

     EMCO. Approval and adoption of the Agreements, the Merger and the transactions contemplated thereby will require the affirmative vote of the holders of a majority of the shares of EMCO Common Stock outstanding on the Record Date.

OPINION OF FINANCIAL ADVISOR

     First Southwest Company ("First Southwest") has delivered its written opinion dated January 4, 1996 to the effect that the consideration being paid by GPC in the Merger is fair and equitable to GPC's stockholders from a financial point of view. The full text of the opinion of First Southwest, which sets forth the assumptions made, matters considered and limitations on the review undertaken by First Southwest, is attached as Appendix C to this Joint Proxy Statement. GPC stockholders are urged to read the opinion in its entirety. See "The Merger and Related Transactions -- Opinion of Financial Advisor."

RECOMMENDATIONS OF BOARDS OF DIRECTORS


     GPC's Board of Directors. The Board of Directors of GPC has unanimously approved the Agreements and the Merger and has determined that the Merger is in the best interests of GPC and its stockholders. The GPC Board of Directors has unanimously recommended approval of the Agreements and the Merger by the GPC stockholders. The primary factors considered and relied upon by the GPC Board of Directors in reaching its recommendation are described herein. See "The Merger and Related Transactions -- Reasons for the Merger." The Board of Directors of GPC has also unanimously approved the other proposals being acted upon at the GPC Meeting and unanimously recommends approval thereof by the GPC stockholders. Certain members of management of GPC will continue to be members of management of GPC and EMCO following the Merger. As a result, such members of GPC management may have a potential conflict of interest with respect to the proposed transaction. See "Management -- Management of GPC and EMCO following the Merger."



     EMCO's Board of Directors. The Board of Directors of EMCO has unanimously approved the Agreements and the Merger and has determined that the Merger is in the best interests of EMCO and its shareholders. The EMCO Board of Directors has unanimously recommended approval and adoption of the Agreements and the Merger by the EMCO shareholders. The primary factors considered and relied upon by the EMCO Board of Directors in reaching its recommendations are described in "The Merger and Related Transactions -- Reasons for the Merger." Certain members of management of EMCO will continue to be members of management of GPC and EMCO following the Merger. In addition, certain members of EMCO management are principal shareholders of EMCO who will receive shares of GPC Common Stock in the Merger. In addition, certain business relationships between EMCO and one of its shareholders are expected to continue after the Merger. Such shareholder has also agreed to sell GPC certain parcels of real property owned by him or his affiliates. As a result of these factors, such members of EMCO management may have a potential conflict of interest with respect to the proposed transaction. See "Management -- Management of GPC and EMCO following the Merger," "The Merger and Related Transactions -- Interests of Certain Persons in the Merger" and
"-- Related Transactions."


THE MERGER

  General

     Effects of the Merger. The Merger will be consummated promptly after approval by the GPC stockholders and the EMCO shareholders and the satisfaction or waiver of the other conditions to consummation of the Merger. Upon consummation of the Merger, EMCO will become a wholly-owned subsidiary of GPC. The shareholders of EMCO will become stockholders of GPC (as described below), and their rights will be governed by GPC's Certificate of Incorporation and Bylaws.

     Conversion of Shares. Upon consummation of the Merger, (i) each then outstanding share of Sub stock will automatically be converted into and become one share of Common Stock of EMCO and (ii) all of the outstanding shares of Common Stock of EMCO shall be converted into 3,500,000 shares of GPC Common Stock, warrants to purchase an additional 1,000,000 shares of GPC Common Stock and $1,150,000 in cash, to be distributed to the EMCO shareholders pursuant to the schedule set forth in the Agreement of Merger to be filed with the Arizona Corporation Commission following GPC and EMCO shareholder approval of the Merger in substantially the form included herewith as Appendix B. See "The Merger and Related Transactions -- Conversion of Shares."

     The Merger Agreement provides that GPC shall retain possession of and hold a security interest in 669,149 shares (including 250,000 shares issuable upon exercise of warrants) (the "Held Back Shares") of the GPC Common Stock issuable to the EMCO shareholders. The Held Back Shares shall secure certain representations and warranties made by the EMCO shareholders to GPC in the Merger Agreement. So long as GPC does not assert a claim against the former EMCO shareholders in accordance with the terms of the

Merger Agreement, each quarter GPC shall release 100,000 Held Back Shares to the former EMCO shareholders, commencing 90 days after the Merger is consummated, except for Empire Metals' shares and warrants which shall remain subject to the security interest until Ellis Rubenstein (who is the son of Harold Rubenstein) and his spouse have released GPC and EMCO from all claims resulting from the action brought against Ellis Rubenstein, his spouse, and certain other parties by EMCO (the "Action") or a final non-appealable judgment in favor of EMCO and GPC has been entered and no other claim is pending against GPC or EMCO and Ellis Rubenstein has released GPC and EMCO from any and all claims related to the Action. Empire Metals, Inc. and Harold Rubenstein, the President of Empire, have also agreed to indemnify GPC and EMCO for any damages or costs resulting from claims made against GPC or EMCO relating to the Action. See "The Merger Agreement and Related Transactions -- Indemnification and Hold-Back of GPC Shares" and "Business of EMCO -- Legal Proceedings."

     Surrender of Certificates. If the Merger becomes effective, EMCO will mail a letter of transmittal with instructions to all holders of record of EMCO. Each EMCO shareholder will be required to tender his or her stock certificate at the closing of the Merger in order to receive a certificate representing shares of GPC.

  Related Agreements

     Employment Agreements. Upon the closing of the Merger Agreement, Raymond Zack, Gerald Zack and David Zack, currently employees and directors of EMCO, will enter into employment agreements with EMCO (the "Employment Agreements"). Pursuant to the Employment Agreements, each of the Zacks shall be employed for a period of not less than five years, shall receive a base salary of $120,000 per year for the first year, with such salary to increase by not less than 7% per year for each succeeding year, and shall be entitled to such annual bonuses and stock options as determined by the EMCO board of directors in its discretion. Each of the Zacks shall also be entitled to certain other fringe benefits. GPC may terminate the Employment Agreements for cause. Pursuant to the Employment Agreements, each of the Zacks agrees that he will not compete, directly or indirectly, with EMCO in Arizona for a period of five years from the date he ceases to be an employee, officer, director or consultant of EMCO. Additionally, Gerard M. Jacobs and T. Benjamin Jennings will enter into employment agreements with GPC and George O. Moorehead will enter into an employment agreement with EMCO prior to the completion of the Merger. Messrs. Jacobs and Jennings' employment agreements shall be for a term of five years, shall provide for a base salary of $168,000 per year and for bonuses to be determined by the GPC Board of Directors. Mr. Moorehead's employment agreement shall be for a term of five years, shall provide for a base salary of $168,000 per year and for bonuses to be determined by the EMCO Board of Directors. Additionally, Mr. Moorehead's employment agreement provides that GPC shall recommend that the GPC Board of Directors grant Mr. Moorehead stock options under GPC's Stock Plan to purchase 150,000 shares of GPC Common Stock at an exercise price of $4.00 per share. It is expected that the agreements with Messrs. Jacobs, Jennings and Moorehead will provide for a substantial cash payment to be made to such persons in the event that such persons are terminated from their employment with GPC or EMCO, as the case may be, at any time during the term of their agreement for any reason other than cause or in the event of certain change-of-control events involving the combined company. Harold Rubenstein will enter into a consulting agreement with EMCO whereby he will receive $6,000 per month for five years plus $1,000 per month to maintain certain communications equipment to obtain commodity quotations. The parties contemplate that each of GPC's employment agreements with Messrs. Jacobs and Jennings will provide that such parties will not compete with the combined company in Arizona, California, New Mexico, Nevada, Texas, and Utah for a period of five years after the date each such person ceases to be an employee, officer, director, or consultant of the combined company.

     Noncompetition Agreements. As a condition to the Merger, George O. Moorehead and Harold Rubenstein agreed to execute noncompetition agreements whereby each of such persons agrees not to compete with the combined company in Arizona, California, New Mexico, Nevada, Texas and Utah for a period of five years after the date each such person ceases to be an employee, officer, director or consultant of GPC or EMCO as the case may be. The parties contemplate that the employment agreements with Messrs. Jacobs and Jennings will contain similar noncompetition provisions. As mentioned above, the Employment Agreements with each of the Zacks contain noncompetition clauses as well.

  Representations and Covenants

     Pursuant to the Merger Agreement, GPC made representations regarding its corporate existence and good standing, capital structure, filings with the Securities and Exchange Commission and other matters, including its authority to enter into the Merger Agreement and to consummate the Merger. The EMCO shareholders made a number of representations to GPC regarding EMCO's corporate status, capital structure, operations, financial condition and other matters, including its authority to enter into the Merger Agreement and to consummate the Merger.

     EMCO has covenanted in the Merger Agreement that, until the consummation of the Merger, it will preserve its business and will not take certain actions outside the ordinary course of business without GPC's consent. EMCO agreed not to initiate or respond to any proposals relating to the possible acquisition of its assets or stock by any person other than GPC and has further agreed not to enter into any agreement providing for any such acquisition. Additionally, GPC is entitled to have conducted an environmental assessment of the properties to be acquired in the Merger. In the event that such assessment identifies environmental contamination which requires remediation or further evaluation or if the results of such assessment are not otherwise satisfactory to GPC in its sole discretion and EMCO does not remediate or otherwise satisfy GPC, then GPC may elect not to close the Merger. As of the date of this Joint Proxy Statement, such assessment has not yet been completed. However, under the Merger Agreement, GPC has the ability to waive any failure to complete the assessment. All parties agree to use their best efforts to cause the Merger to qualify as a tax-free reorganization.

     GPC agreed to recommend the addition to the GPC Board following the Merger of George O. Moorehead, Raymond Zack and Harold Rubenstein. GPC also agreed to either obtain director and officer insurance or execute and deliver indemnity agreements reasonably satisfactory to its new board of directors and officers. Finally, each party to any of the employment, noncompetition, indemnity and consulting agreements contemplated by the Merger Agreement agreed to execute and deliver such agreements upon the Closing. GPC has agreed to loan EMCO up to $1 million on terms mutually acceptable to T. Benjamin Jennings and George O. Moorehead (provided, however, that GPC has no obligation to extend the loan if in the opinion of its counsel the making of the loan might delay the closing of the Merger).

  Conditions to the Merger

     The obligations of GPC to consummate the Merger will be subject to the satisfaction of a number of conditions, including, but not limited to, (i) GPC stockholder approval of the Merger and the transactions contemplated thereby,
(ii) no material adverse change in the business of EMCO, (iii) a satisfactory review by GPC's independent public accountants of EMCO's assets, liabilities and net worth, (iv) the termination of certain contracts between EMCO and certain related parties thereto, (v) GPC's receipt of a fairness opinion from First Southwest Company with respect to the Merger, (vi) the execution and delivery by GPC of employment agreements with T. Benjamin Jennings and Gerard M. Jacobs,
(vii) satisfactory completion of due diligence by GPC of EMCO, (viii) execution and delivery by Empire Metals, Inc. and Harold Rubenstein of an indemnification agreement with respect to the action brought by EMCO against Ellis Rubenstein, his spouse and certain other parties, (ix) the execution and delivery by EMCO of an employment agreement with George O. Moorehead, (x) the execution and delivery by EMCO of a consulting agreement with Harold Rubenstein and (xi) the execution and delivery of noncompetition agreements by George O. Moorehead and Harold Rubenstein.

     EMCO's obligations to consummate the Merger are conditioned, among other things, upon EMCO entering into the Employment Agreements with the Zacks and GPC's delivery of the shares, warrants and cash to be delivered at the closing.

     Each party's obligations under the Merger Agreement will also be conditioned upon, among other things, the accuracy of the representations made by the other party at the time of closing of the Merger, the performance by the other party of the covenants required to be performed by it under the Merger Agreement, the absence of a material adverse change with respect to the other party, the receipt of certain legal opinions and the absence of any pending or threatened action or proceeding before any governmental body seeking to restrain or invalidate the Merger Agreement.

  Regulatory Matters

     GPC and EMCO are not aware of any governmental or regulatory approvals required for consummation of the Merger, other than compliance with the federal securities laws and applicable securities and "blue sky" laws of the various states.

  Termination or Amendment

     The Merger Agreement may be terminated (i) by mutual agreement of the parties, (ii) by GPC in the event of a material breach by EMCO or any of the EMCO shareholders of any provision of the Merger Agreement, or (iii) by either party if the closing shall not have occurred by June 30, 1996.

  Certain Federal Income Tax Considerations

     The parties anticipate reporting the Merger as a tax-free reorganization for federal income tax purposes, so that, subject to the assumptions set forth in "The Merger and Related Transactions--Certain Federal Income Tax Matters," holders of EMCO Common Stock that exchange their shares for GPC Common Stock, cash and warrants will recognize gain (but not loss) in the Merger but not in excess of the amount of cash and the value of the warrants received. EMCO shareholders who receive cash in the Merger upon exercise of dissenters' or appraisal rights will recognize gain or loss on the disposition of their shares. The Merger Agreement does not require the parties to obtain a ruling from the Internal Revenue Service or an opinion of counsel as to the tax consequences of the Merger. EMCO shareholders are urged to consult their own tax advisors regarding such tax consequences. See "The Merger and Related Transactions--Certain Federal Income Tax Matters."

  Accounting Treatment

     The Merger will be accounted for as a purchase transaction with GPC as the acquiring company. GPC will allocate the purchase price based on the fair value of the assets acquired and the liabilities assumed. Goodwill arising from the Merger will be amortized over 15 years.

  Appraisal and Dissenters' Rights

     If the Merger Agreement is approved by the required vote of EMCO shareholders and is not abandoned or terminated, holders of EMCO Common Stock who did not vote in favor of the Merger may, by complying with Sections 10-1301 through 10-1331 of the Arizona Business Corporation Act, be entitled to dissenters' rights as described therein. Under Delaware Law, GPC stockholders are not entitled to dissenters' rights or appraisal rights with respect to the proposed Merger. Each of the EMCO shareholders has executed the Merger Agreement. See "The Merger and Related Transactions -- Appraisal and Dissenters' Rights."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The following are interests, either direct or indirect, in the Merger of the GPC and EMCO executive officers and directors who will continue to serve as such following the Merger.

     Pursuant to the Merger Agreement each of Raymond Zack and David Zack, who are currently directors of EMCO, and Gerald Zack will enter into employment agreements with EMCO following the Merger. Additionally, T. Benjamin Jennings and Gerard M. Jacobs, currently the Co-Chairmen of the Board, Co-Chief Executive Officers and Co-Presidents of GPC, will enter into employment agreements with GPC prior to the Merger and George O. Moorehead, currently the President and Chief Executive Officer of EMCO, will enter into an employment agreement with EMCO prior to the Merger. See "-- Employment Agreements," above. See "The Merger and Related Transactions -- Conditions to the Merger."

     Harold Rubenstein is a substantial shareholder of Empire Metals, Inc. ("Empire Metals"), the owner of approximately 57% of the outstanding Common Stock of EMCO. Following the Merger, Mr. Rubenstein will serve as a director of both GPC and EMCO. Following the Merger, EMCO will purchase Empire Metals' remaining scrap metal inventory. Following the Merger, Harold Rubenstein shall cause Ellis Metals, Inc. ("Ellis Metals") to enter into such extensions or modifications to the pricing agreement currently in place between Ellis Metals and EMCO (the "Pricing Agreement") so as to cause Ellis Metals to make commercially reasonable rental payments to GPC on the parcels purchased from Harold Rubenstein or his affiliates and to provide EMCO with commercially reasonable profits on debt owed by Ellis Metals to EMCO under the Pricing Agreement and commercially reasonable profits on other business transactions between EMCO and Ellis Metals. In addition, so long as the Pricing Agreement is in effect, EMCO and GPC shall have a five-year option beginning June 1, 1999 to purchase certain assets of Ellis Metals. Harold Rubenstein is also a 9.91% shareholder of Waste Manufacturing and Leasing, a company that leases equipment to EMCO and from which EMCO purchases manufactured containers. Such relationship between EMCO and Waste Manufacturing and Leasing is expected to continue after the Merger. Additionally, Harold Rubenstein, currently Chairman of the Board of EMCO, will sell certain parcels of real estate owned by him, the Rubenstein Family Trust or H&S Broadway to a subsidiary of GPC. Harold Rubenstein is also a substantial shareholder of Ellis Metals. See "The Merger and Related Transactions -- Related Transactions." Under the consulting agreement, Harold Rubenstein will be paid $72,000 per year for a five-year term and will continue to participate in EMCO's health plan. Additionally, Harold Rubenstein will receive up to $1,000 per month for the costs of acquiring and maintaining a system to retrieve commodity prices at his office. Harold Rubenstein is also a substantial shareholder of Ellis Waste and Recycling Services, Inc., which currently leases a portion of one of the parcels of real property to be purchased by GPC or its subsidiary. Such relationship may continue following the Merger.

RESALE RESTRICTIONS ON SALE OF GPC COMMON STOCK

     Holders of EMCO capital stock will receive unregistered shares of GPC Common Stock in the Merger and warrants to purchase unregistered shares. Such shares, including the shares issuable upon exercise of the Warrants issued to EMCO shareholders in the Merger, may not be resold under federal securities laws absent an exemption from registration under the Securities Act of 1933 or registration of such shares thereunder. Under the terms of the Merger Agreement, the former EMCO shareholders shall have "piggyback" registration rights for a two-year period following the closing of the Merger pursuant to which they may include their shares in a registration statement filed by GPC, up to a maximum of 20% of the shares being registered by GPC. GPC is entitled to delay, withdraw or suspend any registration as to which it permits participation. Additionally, Copperstate Metals, Inc. shall have the right on one occasion to demand that GPC register up to 300,000 shares under the Securities Act. Such right expires two years after the closing of the Merger. GPC is not required to undertake such registration if in its or its underwriters' reasonable opinion such registration would be materially detrimental to GPC. GPC has been advised that Copperstate intends to exercise its demand registration rights with respect to 300,000 of the shares of the GPC Common Stock that it will receive in the Merger immediately after the Merger. Absent registration or an exemption from registration for the resale of the shares, the Securities Act of 1933 and the rules promulgated thereunder prohibit the resale of the unregistered GPC common stock issued to the EMCO shareholders. Rule 144 provides an exemption for the sale of shares that have been held for a period of at least two years after the Merger. Rule 144 imposes restrictions on the number of shares of unregistered GPC common stock that may be sold within any three-month period.

ADDITIONAL PROPOSALS FOR GPC STOCKHOLDERS

     In addition to the proposal to approve and adopt the Agreements and the Merger, GPC stockholders will be asked at the GPC Meeting to consider and vote upon proposals to (i) elect a slate of four directors, (ii) approve the Certificate Amendments, (iii) approve the Director Plan, (iv) approve an amendment to the Stock Plan, (v) approve the Bylaws Amendment and (vi) ratify the selection of Price Waterhouse LLP as independent public accountants of GPC for the fiscal year ending October 31, 1996. If the Merger is approved and is consummated George O. Moorehead, Raymond Zack and Harold Rubenstein will be added to the GPC Board.

     GPC's Board of Directors has unanimously approved these proposals and unanimously recommends that the stockholders of GPC approve them.

MARKET PRICE DATA

     GPC's Common Stock has been traded on the Nasdaq National Market under the symbol GPAR since July 30, 1986. The following table sets forth the range of high and low closing prices per share of GPC Common Stock as reported on the Nasdaq National Market for the periods indicated. EMCO's Common Stock is not publicly traded.


                                                                               HIGH       LOW
                                                                               -----     -----
Fiscal Year Ended October 31, 1994:
  First Quarter..............................................................  $2.88     $2.25
  Second Quarter.............................................................   2.75      2.25
  Third Quarter..............................................................   2.63      1.88
  Fourth Quarter.............................................................   2.13      1.63
Fiscal Year Ended October 31, 1995:
  First Quarter..............................................................   1.88      1.25
  Second Quarter.............................................................   2.00      1.50
  Third Quarter..............................................................   2.13      1.44
  Fourth Quarter.............................................................   3.63      1.75
Fiscal Year Ended October 31, 1996:
  First Quarter..............................................................   5.00      3.00
  Second Quarter (through March 7, 1996).....................................   5.00      4.25



     The number of registered stockholders of record of GPC's Common Stock as of the Record Date was 291. During 1995, GPC declared and paid three quarterly dividends totaling $920,000 ($.06 per share each quarter). On August 31, 1995, GPC announced that its new Board of Directors decided to discontinue GPC's payment of dividends. During fiscal 1994, GPC declared and paid four quarterly dividends each fiscal year ($.06 per share each quarter) totaling $1,220,000. GPC presently has no intention to pay dividends in the foreseeable future and intends to utilize its cash and investments for the intended new direction of GPC.


     EMCO has never paid any cash dividends on its stock and anticipates that for the foreseeable future it will continue to retain any earnings for use in the operation of the business.

RECENT CHANGE OF CONTROL OF GPC

     On July 17, 1995, Herbert B. Baskin, formerly the President, Chief Executive Officer and Chairman of the Board of Directors of GPC sold an aggregate of 1,400,000 shares of Common Stock of GPC to Gerard M. Jacobs, T. Benjamin Jennings, Donald F. Moorehead and Blue Bird Partners, a general partnership of which the two general partners are charitable remainder unit trusts, of which Louis D. Paolino serves as trustee (the "Purchasers") at a purchase price of $2.00 per share for a total purchase price of $2,800,000 pursuant to a Common Stock Purchase Agreement between Mr. Baskin and the Purchasers dated July 7, 1995. The allocation of the shares was as follows:
Gerard M. Jacobs, 450,000 shares; T. Benjamin Jennings, 450,000 shares; Donald
F. Moorehead, 250,000 shares; and Blue Bird Partners, 250,000 shares. The amount of funds used to purchase the 1,150,000 shares purchased by Messrs. Jennings and Jacobs and Blue Bird Partners was a total of $2,300,000. Each of Messrs. Jacobs and Jennings used his own personal funds and funds that he obtained as a result of borrowing through a margin account with a brokerage firm. Blue Bird Partners used funds of the trusts of which Louis D. Paolino is trustee. Donald F. Moorehead used his own personal funds and funds that he obtained as a result of borrowing through a margin account with a brokerage in purchasing his shares. Following the purchase of the shares, the Purchasers held an aggregate of approximately 27.4% of the outstanding common stock of GPC.

     On July 24, 1995, a group consisting of all of the Purchasers except Donald
F. Moorehead, who disclaimed membership in such group (the "Group") delivered a written request to GPC to hold a special meeting of stockholders on August 30, 1995 in order to propose the removal of four out of five of GPC's then directors and to elect four replacement directors nominated by the Group. As required by GPC's bylaws, GPC called a special meeting on such date and for such purpose. At a board meeting on July 27, 1995, two members of GPC's board, J. Thomas Bentley and Luther J. Nussbaum, resigned as directors. At the stockholders' meeting on August 30, 1995, then directors Herbert B. Baskin and Victor D. Poor were removed by the stockholders and the slate proposed by the Group was elected to the Board to fill the vacancies created by such resignations and removals. Eugene T. Sanders, a previously elected director, remained on the board after the August 30, 1995 stockholders' meeting. Messrs. Sanders and Paolino subsequently resigned on October 11, 1995 and January 4, 1996, respectively.

     Blue Bird Partners has entered into an agreement to sell 250,000 of its shares of GPC Common Stock to a group of investors, including Messrs. Jennings and Jacobs, Harold Rubenstein, Donald F. Moorehead, George O. Moorehead and Charles R. McCurdy at a purchase price of $3.20 per share and in connection therewith has granted Messrs. Jennings and Jacobs a proxy to vote Blue Bird Partners' shares in favor of the Merger and the other items being acted upon at the GPC Meeting. See "Additional Matters for Consideration by GPC
Stockholders -- Election of Directors -- Security Ownership of Certain Beneficial Owners and Management."

                              RELATED TRANSACTIONS

     Pursuant to the Merger Agreement, Harold Rubenstein, Beverly Rubenstein and certain affiliates have agreed to sell to GPC two parcels of real estate on which certain operations of Ellis Metals, Inc. are located. In connection therewith, Harold Rubenstein has agreed to cause Ellis Metals to meet with EMCO and GPC on a quarterly basis to agree to such extensions or modifications to the pricing agreement currently in place between Ellis Metals and EMCO (the "Pricing Agreement") so as to cause Ellis Metals to make commercially reasonable rental payments to GPC on the parcels purchased from Harold Rubenstein and to provide EMCO with commercially reasonable profits on debt owed by Ellis Metals to EMCO under the Pricing Agreement and commercially reasonable profits on other business transactions between EMCO and Ellis Metals. In addition, as long as the Pricing Agreement is in effect, EMCO and GPC shall have a five-year option beginning June 1, 1999 to purchase certain assets of Ellis Metals. In such a case, the purchase price of the assets would be determined in accordance with a formula which includes a reduction of the purchase price dollar for dollar by the amount of debt, if any, owing to EMCO by Ellis Metals under the Pricing Agreement at such time. See "The Merger and Related Transactions -- Interests of Certain Persons in the Merger" and "-- Related Transactions."

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

     The following selected historical financial information of GPC and EMCO has been derived from their respective historical financial statements, and should be read in conjunction with such consolidated financial statements and the notes thereto, included herein. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods indicated, nor is it necessarily indicative of future operating results or financial position.

                        GENERAL PARAMETRICS CORPORATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

ANNUAL INFORMATION

                                                             YEAR ENDED OCTOBER 31,
                                               ---------------------------------------------------
                                                1995       1994       1993       1992       1991
                                               -------    -------    -------    -------    -------
Historical Statement of Operations Data:
  Sales......................................  $ 9,511    $12,338    $14,336    $16,667    $13,934
  Income (loss) from continuing
     operations(2)...........................   (3,249)      (829)      (486)       571     (1,006)
  Net income (loss) from continuing
     operations(2)...........................   (2,437)      (212)       108      1,046        283
  Net income (loss) from continuing
     operations per common share(1)(2).......    (0.48)     (0.04)      0.02       0.14       0.04
  Cash dividends declared per common share...     0.18       0.24       0.24       0.24       0.24
Historical Balance Sheet Data:
  Total assets(1)............................  $10,130    $13,486    $15,304    $16,665    $28,101

---------------
(1) Effective August 5, 1992, GPC completed its repurchase of 3,100,000 shares of its common stock for $10,947,000.

(2) In October 1995, GPC elected to discontinue a portion of its electronic presentation products, including VideoShow, VideoShow PRESENTER and related products and recorded Restructuring Costs of $1,437,000. Also in October 1995, GPC recorded a $716,000 special charge in Cost of Sales for the repositioning of its color printer products. The charges are comprised of: writedowns of discontinued ($530,000) and slow-moving ($395,000) inventory, write-offs of Capitalized Software Development Costs for discontinued products ($524,000) and color printers ($321,000), write-offs of fixed assets ($203,000) associated with discontinued products and a reserve of $180,000 for lease costs related to excess facilities to be vacated and sub-leased. All of the Restructuring Costs and Other Special Charges except for the reserve for excess leased facilities (which GPC estimates will be used over the next two years) are non-cash charges.

                              EMCO RECYCLING CORP.
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

ANNUAL INFORMATION


                                                                                                         EMCO RECYCLING
                                                                     EMPIRE METALS, INC.(1)                  CORP.(1)
                                  EMCO RECYCLING CORP.(1)              PREDECESSOR COMPANY             -------------------
                                 -------------------------    -------------------------------------        TEN MONTHS
                                   YEAR       11 MONTHS(1)    TEN MONTHS(1)      YEAR        YEAR             ENDED
                                   ENDED         ENDED            ENDED         ENDED       ENDED          JANUARY 31,
                                 MARCH 31,     MARCH 31,        APRIL 30,      JUNE 30,    JUNE 30,    -------------------
                                   1995           1994            1993           1992        1991       1996        1995
                                 ---------    ------------    -------------    --------    --------    -------     -------
Historical Statement of
  Operations Data:
  Sales........................   $58,494       $ 30,318         $14,797       $21,599     $27,491     $59,354     $45,573
  Income (loss) from continuing
    operations.................     4,426            749            (574)          274         310       1,822       2,968
  Net income (loss) from
    continuing operations......     2,060            178            (496)           59         (86)        470       1,535
  Net income (loss) from
    continuing operations per
    common share(2)............    206.02          17.81          (47.46)         7.87      (11.47)      47.02      153.50
Historical Balance Sheet Data:
  Total Assets.................   $17,582       $ 10,288         $ 2,980       $ 4,715     $ 4,651     $17,764     $16,081
  Long-term obligations........     6,501          5,630             561         1,793       1,962       4,580       6,298

---------------
(1) The March 31, 1995 and 1994, financial information combine the accounts of EMCO Recycling Corp. and EMCO Recycling, L.L.C., affiliated through common ownership. The Company consummated a statutory merger of these two companies on February 14, 1995, which has been accounted for as a reorganization of affiliated companies under common control in a manner similar to a pooling of interests. Under this method, the assets and liabilities of each company were carried over at their historical book values and their operations have been recorded on a combined historical basis. The merger did not require any material adjustments to conform the accounting policies of the previous companies. All intercompany transactions have been eliminated. As used in this note the terms "Company" and "EMCO" refers to EMCO Recycling Corp. and/or EMCO Recycling, L.L.C. (collectively) before the February 14, 1995 statutory merger and to EMCO Recycling Corp. after the statutory merger. Empire Metals, Inc. ("Empire") is considered the predecessor company to EMCO. Effective May 1, 1993, Empire combined its operations with Copperstate Metals, Inc. to form EMCO and become EMCO's majority shareholder.

(2) Weighted average shares outstanding used in the computation of net income
    (loss) per common share was 10,000 shares for the year ended March 31, 1995 and eleven months ended March 31, 1994; 10,450 shares for the ten months ended April 30, 1993; 7,500 shares for the years ended June 30, 1992 and 1991 and 10,000 shares for the ten months ended January 31, 1996 and 1995.

                   SELECTED PRO FORMA COMBINED FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   YEAR ENDED
                                                                                OCTOBER 31, 1995
                                                                                ----------------
PRO FORMA COMBINED STATEMENT OF OPERATIONS DATA:
  Sales.......................................................................      $ 79,101
  Income from continuing operations...........................................         1,862
  Net income from continuing operations.......................................           122
  Net income from continuing operations per common share......................          0.01
  Cash dividends declared per common share....................................      $   0.18
  Weighted average number of shares outstanding...............................         8,625

                                                                                OCTOBER 31, 1995
                                                                                ----------------
PRO FORMA COMBINED BALANCE SHEET DATA:
  Total assets................................................................      $ 34,780
  Long-term obligations.......................................................         5,491

See basis of preparation of selected pro forma combined financial data at pages 40-44 herein.

                           COMPARATIVE PER SHARE DATA

     The following tabulation reflects: (a) the net loss from continuing operations per share of GPC Common Stock on an historical basis in comparison with the pro forma net income per share after giving effect to the proposed merger with EMCO on a purchase basis and (b) the historical net income per share of EMCO Common Stock in comparison with the pro forma net income attributable to
391.90 shares of GPC Common Stock, which will be received in the Merger for each share of EMCO Common Stock. The information presented in this tabulation should be read in conjunction with the Pro Forma Combined Condensed Financial Statements and the separate Consolidated Financial Statements of the respective companies and the Notes thereto appearing elsewhere in this Proxy Statement. GPC discontinued its payment of dividends in the fourth quarter of fiscal 1995 and has no intention of reinstating the dividend in the foreseeable future. EMCO has no history of paying dividends.

                                                                           YEAR ENDED
                                                                        OCTOBER 31, 1995
                                                                        ----------------
        GPC(1)
          Net income (loss):
             Historical...............................................      $  (0.48)
             Pro forma................................................          0.01
          Dividends(2)
             Historical...............................................           .18
             Pro forma................................................           .11
          Book Value(3)
             Historical...............................................          1.79
             Pro forma................................................          2.12
        EMCO
          Net income:
             Historical...............................................      $ 243.60
             Pro forma(4).............................................          3.92
          Dividends
             Historical...............................................            --
             Pro forma(4).............................................         43.11
          Book Value
             Historical...............................................        324.80
             Pro forma(4).............................................        830.83

---------------
(1) Pro forma information is the result of combining GPC financial data for the year ended October 31, 1995 with EMCO financial data for the twelve months ended September 30, 1995.

(2) Pro forma dividend per share is computed by dividing dividends declared by the pro forma number of shares of Common Stock outstanding at the end of the period.

(3) Pro forma book value per share is computed by dividing pro forma stockholders' equity by the pro forma number of shares of common stock outstanding at the end of the period.

(4) EMCO pro forma equivalents are computed by multiplying the Combined Company pro forma amounts by a factor of 391.90 to reflect an assumed conversion ratio of 3,918,995 shares of GPC Common Stock for all the shares of EMCO Common Stock, which conversion ratio has been calculated by dividing (i) the sum of (a) 3,500,000 plus (b) $1,150,000 (cash) and $316,484 (estimated value of warrants) divided by $3.50, the last price of GPC Common Stock on December 1, 1995, by (ii) 10,000, the number of shares of EMCO Common Stock to be outstanding immediately prior to the Merger.

                                  RISK FACTORS

     Each GPC stockholder and EMCO shareholder should carefully consider and evaluate following factors, among others, before voting on the proposed Merger.

RESULTS OF OPERATIONS OF COMBINED COMPANY WILL BE CYCLICAL

     The operating results of the scrap metal processing industry in general and EMCO in particular are highly cyclical in nature as they tend to reflect and amplify the general national economic condition. In periods of national recession, EMCO's operations have been materially adversely affected. During economic recessions, the automobile and the construction industries typically experience major cutbacks in production, resulting in decreased demand for steel, copper and aluminum supplies. For example, as a result of the high degree of cyclicality of EMCO's business, the predecessors of EMCO's business, Copperstate Metals, Inc. and Empire Metals, Inc. entered bankruptcy proceedings. Additionally, as a result of the prolonged national recession from approximately 1988 to 1993, the scrap industry was adversely affected for a period of five years. The ability of the combined company to withstand severe economic downturns in the future will depend in part on the amount of available cash held by the combined company. Future economic downturns are expected to materially and adversely affect the operating results of the combined company. See "Business of EMCO" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EMCO."

RISK OF EXPANSION STRATEGY

     GPC currently plans to pursue additional acquisitions in the scrap metal area and, potentially, in other unrelated fields, including, but not limited to, telecommunications. There can be no assurance that the combined company will be able to effectively manage disparate business enterprises. The ability of the combined company to achieve its expansion objectives and to manage its growth effectively depends on a variety of factors, including the ability to identify appropriate acquisition targets and to negotiate acceptable terms for their acquisition, the integration of new businesses into the combined company's operations and the availability of capital. These difficulties will be exacerbated in the event that the combined company expands in states outside of Arizona and California. The inability to control or manage growth effectively or to successfully integrate future new business into the combined company's operations would have a material adverse effect on the combined company's financial condition and results of operations. There can be no assurance that the combined company will be able to successfully expand or that growth and expansion will result in profitability. There can be no assurance that the combined company will be able to realize any of the other anticipated benefits of the Merger or any future acquisitions that it may undertake. See "Business of EMCO" and "Business of GPC."

EXISTING AND FUTURE DEBT OF THE COMBINED COMPANY

     Following the Merger, the combined company will have approximately $12 million in consolidated debt. Additionally, in order to pursue expansion and acquisition opportunities, the combined company may find it necessary to incur additional debt, either through bank or credit lines or the sale of debt securities in registered or unregistered transactions. The servicing of such present and future debt of the combined company will utilize cash either in the form of cash on-hand or cash generated by operating activities. See "Pro Forma Financial Information."

RISK OF DILUTION TO EXISTING STOCKHOLDERS

     The combined company's strategy of expansion and additional acquisitions may require it to issue additional shares of Common Stock or securities convertible into Common Stock as consideration for additional acquisitions. In the event that a material amount of Common Stock or such securities are so issued, it would result in significant dilution to the then existing stockholders of the combined company.

PRICE FLUCTUATIONS

     EMCO's results of operations are, and the results of operations of the combined company are expected to be, subject to price fluctuations which occur in the metals commodities markets. While EMCO has in the past found it unnecessary to hedge its exposures to fluctuating metals prices because of the short term nature of its purchase and sales agreements, an abnormally sharp decline in prices could expose the combined company to potential losses on inventories which have not been committed to specific sales contracts. Such losses could have a material adverse effect on the combined company's results of operations. See "Business of EMCO" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EMCO."

RELIANCE ON EMCO MANAGEMENT

     The current management of GPC has no experience in the operation of scrap metal processing operations such as EMCO's. This factor may be exacerbated in the event that the combined company pursues acquisition opportunities outside of scrap metal processing. Additionally, while T. Benjamin Jennings, the current Co-Chairman of the Board of Directors and Co-Chief Executive Officer of GPC, is currently devoting substantially all of his time to such position, Gerard M. Jacobs, Co-Chairman of the Board of Directors and Co-Chief Executive Officer of GPC, has numerous other business interests and will be unable immediately following the Merger to dedicate his full time to the combined company's operations. However, Mr. Jacobs anticipates that he will be able to reduce his personal time commitment to certain of such other business interests in the near future and to devote at least a majority of his business time to the combined company. As a result, the success of the combined company will depend, in large part, upon the involvement of current EMCO management in general and George O. Moorehead and the Zack brothers in particular. Additionally, certain members of current EMCO management have been involved in bankruptcy proceedings in the past as a result of the bankruptcy proceedings of EMCO's predecessor companies, Copperstate Metals, Inc. and Empire Metals, Inc. There can be no assurance that the combined company will be able to retain key management personnel. See "The Merger and Related Transactions -- Related Agreements -- Employment Agreements" and "Management -- Management of GPC Following the Merger".

SCRAP METAL BUSINESS IS HIGHLY COMPETITIVE

     The scrap metal processing industry is highly competitive, with the principal competitive factors being price and availability of scrap metal supplied. Competition in the industry is intense in part because there are relatively low barriers to entry into the scrap metal collection business. Additionally, the combined company will face competition from producers of finished steel products, many of whom have substantially greater financial resources than the combined company, who may vertically integrate by entering the scrap metal processing business. The inability of the combined company to compete in this environment would have a material adverse effect on the combined company's financial condition and results of operations. See "Business of EMCO."

IMMEDIATE AND FUTURE CAPITAL REQUIREMENTS

     Scrap metal processing companies such as EMCO have substantial ongoing working capital and capital equipment requirements in order to continue to operate and grow. Currently, EMCO has a short-term working capital requirement for $1 million in order to accommodate its suppliers on a timely basis. Although GPC has agreed in the Merger Agreement to provide EMCO with a $1 million loan on terms mutually acceptable to T. Benjamin Jennings and George O. Moorehead, GPC is under no obligation to do so if such loan might cause a delay in the closing of the Merger. In such a case, there can be no assurance that the required funds would be available from another source.

     In order to remain competitive, the combined company must continue to make significant investments in capital equipment. As a result, the combined company will likely seek equity or debt financing to fund future improvements and expansion of EMCO's business as well as to make other acquisitions of scrap metal processing facilities. There can be no assurance that such financing will be available when needed, or, if available, will be on satisfactory terms. The failure to obtain financing would hinder the combined company's ability to make continued investments in capital equipment and pursue expansions, which could materially adversely affect the combined company's results of operations. See "Business of EMCO" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EMCO."

CONTROL OF COMBINED COMPANY BY CURRENT MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     Following completion of the Merger, Messrs. Jacobs and Jennings, together with George O. Moorehead and Donald F. Moorehead, with whom Messrs. Jacobs and Jennings have had substantial past business relationships, will collectively own an aggregate of approximately 20% of the outstanding Common Stock of the combined company. In addition, Harold Rubenstein, the Chairman of the Board of EMCO, will beneficially own approximately 23% of the outstanding Common Stock of the combined company, while the Zack brothers will collectively beneficially own an aggregate of approximately 10% of the outstanding Common Stock of the combined company. Accordingly, Messrs. Jennings and Jacobs, together with the Mooreheads, Harold Rubenstein and the Zacks, will collectively have sufficient voting power (approximately 53%) to control the outcome of all matters (including the election of a majority of the directors and any future merger, consolidation or sale of assets of the combined company) submitted to stockholders for approval and may be deemed to have effective control over the affairs and management of the combined company. This controlling interest in the combined company may also have the effect of making certain transactions more difficult or impossible, absent the support of Messrs. Jennings and Jacobs and such other persons. Such transactions could include proxy contests, mergers involving the combined company, tender offers and open market purchase programs that could give stockholders of the combined company the opportunity to realize a premium over the then-prevailing market price of their shares of Common Stock.

CONCENTRATION OF CUSTOMERS

     EMCO's three largest customers for its fiscal year ended March 31, 1995 represented in the aggregate approximately 25% of EMCO's revenues of which Metal Commodities accounted for approximately 10% of revenues. EMCO's three largest customers for the six months ended September 30, 1995 represented in the aggregate approximately 24% of EMCO's revenues, of which Gould accounted for approximately 10% of revenues. EMCO's results of operations are substantially dependent upon continuing orders from such customers and any cancellation of or reduction in orders from such customers could have a material adverse effect on the combined company's results of operations. This risk is exacerbated by the fact that EMCO's customers are not bound by long-term purchase contracts but instead do business with EMCO on the basis of short-term contracts. See "Business of EMCO" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EMCO."

DEPENDENCE ON SCRAP SUPPLIERS

     EMCO's scrap processing operations are dependent upon the supply of scrap materials from its suppliers. None of such suppliers are bound by long-term supply agreements and therefore have no obligation to continue to supply scrap materials to the combined company. In the event that substantial numbers of scrap suppliers cease supplying scrap materials to the combined company, the combined company's financial condition and results of operations would be materially and adversely affected. See "Business of EMCO."

ENVIRONMENTAL MATTERS

     Like many other companies in the scrap metal processing business, EMCO is subject to comprehensive local, state and international regulatory and statutory requirements relating to the acceptance, storage, handling and disposal of solid waste and waste water, air emissions, soil contamination and employee health, among others. Environmental legislation and regulations have changed rapidly in recent years and it is likely that the Company will be subject to even more stringent environmental standards in the future.

     EMCO is currently aware of four ongoing environmental matters in connection with its business. The first matter concerns a large amount of waste material which had been produced by automobile shredding operations. This material could not be removed from the property because the Arizona Department of

Environmental Quality ("ADEQ") had not designated the landfills to which the material could be shipped. ADEQ subsequently designated two landfills in Arizona as being approved sites and then subsequently sent all businesses operating auto shredders a notice of violation and a consent order requiring the removal of the material or installation of extensive containment facilities. EMCO signed the consent order and removed over 14,000 tons of the material. The second matter concerns certain operating permits for an auto shredder and a furnace used in removing insulation from copper wire. The Environmental Protection Agency concluded that Copperstate had operated those two pieces of equipment while possessing only a temporary permit from ADEQ when a permanent permit should have been obtained. The EPA has assessed a fine against Copperstate and EMCO for such failure to obtain a permit. This matter has been under discussion and negotiation with the EPA and EMCO believes that liability of EMCO and Copperstate will total approximately $9,000 and $60,000, respectively. However, there can be no assurance that the amounts actually assessed against EMCO and Copperstate will not be higher. The third matter concerns a property formerly occupied by EMCO. A Phase II assessment has been conducted at such site which indicates the need for remediation of certain petroleum-based and other contamination. EMCO has settled with the owner of the site with respect to the liability for remediation for an aggregate of $76,000. Finally, EMCO has been informed by GPC's environmental consultants that an underground storage tank located at one of EMCO's yards has not been reported to the Arizona environmental authorities as required by law. While EMCO is taking action to rectify this matter, there can be no assurance that such failure to report will not result in liability of or the assessment of penalties against EMCO.


     EMCO has a policy of not knowingly accepting, handling or discharging hazardous waste products and is not aware of any material concentrations of hazardous waste located on any of its properties. However, as part of a pre-transaction review, GPC has hired an environmental consulting firm to conduct Phase I or Phase II site assessments or transaction screen reviews of nearly all of the sites owned or leased by EMCO in Arizona and the sites to be purchased from Harold Rubenstein or his affiliates in Tucson. GPC's environmental consultants have completed certain investigations of reviewed sites and have delivered to GPC's management all final transaction screen assessments, Phase I and/or Phase II reports, as appropriate, which they have been requested to deliver, with the exception of one Phase II review, such review having not yet been completed. Certain of these reports have revealed that some soil or groundwater contamination is likely at some sites and has recommended to GPC's management that certain additional investigation and remediation be conducted. Based upon its review of the reports, management believes that it is likely that contamination exists at certain of the sites and that it is likely that remediation will be required at some of the sites. Also based upon its review of these reports, GPC's management believes that such contamination is likely to include, but not be limited to: polychlorinated biphenyls (PCBs); total petroleum hydrocarbons; volatile organic compounds
(VOCs) including perchloroethylene, trichlorofluoromethane, trichloroethylene, tricholorethane and dichloroethylene; antimony; arsenic; cadmium; copper; lead; mercury; silver; zinc; waste oil; toluene; meta-and para-xylenes; baghouse dust; and aluminum dross. It cannot be stated with any certainty at this point the ultimate extent of the contamination and there can be no assurance that the cost of remediation will not be material. GPC's management plans to continue its environmental assessment of certain of the properties. However, it is unlikely that such assessments will be completed at the time of closing and in such a case, management will rely on reports and reviews conducted by such date.


     Due to the nature of EMCO's business, it is possible that inquiries or claims based upon environmental laws may be made in the future by governmental bodies or individuals. The location of EMCO's facilities in large urban areas may increase the risk of scrutiny into EMCO's activities. EMCO is unable to predict whether any such future inquiries or claims will in fact arise or the outcome of such matters. Additionally, it is not possible to predict the total size of all capital expenditures or the amount of any increases in operating costs or other expenses that may be incurred by the combined company to comply with the environmental requirements applicable to the combined company and its operations, or whether all such cost increases can be passed on to customers through product price increases. Moreover, environmental legislation has been enacted, and may in the future be enacted, to create liability for past actions that were lawful at the time taken but which have been found to affect the environment and to create public rights of action for environmental conditions and activities. As is the case with scrap processors in general, if damage to persons or the environment has been caused, or is in the future caused by, the combined company's hazardous materials activities or by hazardous substances now or hereafter located at the combined company's facilities, the combined company may be fined and/or held liable for such damage. In addition, the combined company may be required to remedy such conditions or change its procedures. While EMCO believes it is in material compliance with currently applicable environmental regulations and does not anticipate any substantial capital expenditures for new environmental control facilities during fiscal 1996, there can be no assurance that potential liabilities, expenditures, fines and penalties associated with environmental laws and regulations will not have a material adverse effect on the combined company. See "Business of EMCO -- Environmental Matters."

EFFECT OF ANTITAKEOVER PROVISIONS OF DELAWARE LAW, GPC'S CHARTER DOCUMENTS AND EMPLOYMENT AGREEMENTS

     Upon consummation of the Merger, the shareholders of EMCO, a corporation organized under the laws of Arizona, will become stockholders of GPC, a corporation governed by the laws of Delaware. Certain provisions of Delaware law and the charter documents of GPC may have the effect of delaying, deferring or preventing changes in control or management of GPC. Specifically, the GPC Board of Directors may issue shares of Preferred Stock without stockholder approval on such terms as the Board may determine. The rights of the holders of Common Stock of the combined company are subject to, and may be adversely affected by, the rights of any Preferred Stock that may be issued in the future. GPC is subject to the provisions of Section 203 of the Delaware General Corporation Law, which has the effect of making changes in control of a company more difficult. In connection with the Merger, GPC and EMCO will enter into employment agreements with George O. Moorehead, Gerard M. Jacobs and T. Benjamin Jennings. Such agreements provide for certain payments to be made to such persons in the event of a change-of-control of the combined company. The effects of the antitakeover protections of Delaware law, the GPC charter documents and these employment agreements could be to make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of the outstanding stock of GPC. See "Comparison of Rights of Stockholders of GPC and EMCO."

SALE OF UNREGISTERED SHARES; REGISTRATION RIGHTS

     GPC will issue 3,500,000 shares of GPC Common Stock in the Merger and warrants to purchase 1,000,000 shares of Common Stock pursuant to an exemption from registration under the Securities Act of 1933. Absent registration or an exemption from registration for the resale of such shares, the Securities Act of 1933 and the rules promulgated thereunder prohibit the resale of such GPC common stock issued to the EMCO shareholders. Rule 144 provides an exemption for the sale of shares that have been held for a period of at least two years after the Merger. Rule 144 imposes restrictions on the number of shares of unregistered GPC common stock that may be sold within any three-month period. Pursuant to the Merger Agreement, the GPC shares issued to the EMCO shareholders, including the shares issuable upon exercise of the warrants, under certain limited circumstances, may be included in a registration statement filed by the Company, so as to permit registration of such shares. Additionally, one shareholder of EMCO has the right on one occasion to demand that GPC register up to 300,000 shares under the Securities Act. GPC has been advised that such shareholder intends to exercise its demand registration rights with respect to 300,000 of the shares of the GPC Common Stock that it will receive in the Merger immediately after the Merger. The sale of any of such shares following registration may cause a fluctuation or a decrease in the price of GPC Common Stock over short time periods. See "The Merger and Related
Transactions -- Resale Restrictions on Sale of GPC Common Stock."

VOLATILITY OF STOCK PRICE

     GPC's stock price has in the past been, and the stock price of the combined company is in the future expected to be volatile and to experience market fluctuation as a result of a number of factors, including, but not limited to, current and anticipated results of operations, future product offerings by GPC or its competitors and factors unrelated to the operating performance of the combined company. In addition, the sale of up to 300,000 shares pursuant to the anticipated exercise of demand registration rights shortly after the Merger may cause the stock price to drop. This volatility may be increased as a result of the fact that by undertaking the Merger, GPC is entering into a new business market. The trading price of GPC Common Stock may also vary as a result of changes in the business, operations, financial results and prospects of GPC or EMCO, market assessments of the likelihood that the Merger will be consummated and the timing thereof, general market and economic conditions and other factors. See "Summary -- Market Price Data."

FLUCTUATIONS IN OPERATING RESULTS

     The combined company's future operating results could be subject to significant volatility, particularly on a quarterly basis. GPC's and EMCO's revenues and operating results have fluctuated in the past and are likely to do so in the future. The combined company's quarterly operating results may continue to fluctuate due to numerous factors, including the demand for scrap metal, the health of the national economy, competition and other factors. See "Business of EMCO" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EMCO."

RECENT CHANGE IN MANAGEMENT OF GPC

     On July 17, 1995, Herbert B. Baskin, then the President, Chief Executive Officer and Chairman of the Board of Directors of GPC sold an aggregate of 1,400,000 shares of Common Stock of GPC to Gerard M. Jacobs, T. Benjamin Jennings, Donald F. Moorehead and Blue Bird Partners (the "Purchasers") at a price of $2.00 per share, for a total purchase price of $2,800,000 pursuant to a Common Stock Purchase Agreement between Mr. Baskin and the Purchasers dated July 7, 1995. On July 24, 1995, a group consisting of Messrs. Jacobs and Jennings and Blue Bird partners delivered a written request to GPC to hold a Special Meeting of Stockholders on August 30, 1995 in order to propose the removal of four out of the five then elected directors and to elect four replacement directors chosen by the group. As required by GPC's bylaws, GPC called the Special Meeting for such date and such purpose. At the completion of a Board meeting held on July 27, 1995, two members of the Board, J. Thomas Bentley and Luther J. Nussbaum resigned from their positions as directors. At the stockholders' meeting on August 30, 1995, the group's slate of four directors was elected. On October 11, 1995, Eugene Sanders resigned his position as an employee and director of GPC. On January 4, 1996, Louis D. Paolino resigned his position as director of GPC. Certain members of the new Board and management have little experience in managing high technology operations, such as GPC. Further, such management team has little experience in the scrap metal processing business. These difficulties may be exacerbated by the fact that, following the Merger, certain key executives of the combined company will work out of different locations.

                                THE GPC MEETING

DATE, TIME AND PLACE OF MEETING


     The GPC Meeting will be held on Tuesday, April 9, 1996 at 10:00 a.m., local time, at the Hyatt Regency Embarcadero, Five Embarcadero Center, San Francisco, California 94111.


RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of GPC Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the GPC Meeting. As of the close of business on the Record Date there were 5,339,653 shares of GPC Common Stock outstanding and entitled to vote, held of record by approximately 291 stockholders. Each GPC stockholder is entitled to one vote for each share of GPC Common Stock held as of the Record Date.


VOTING OF PROXIES

     The GPC proxy accompanying this Joint Proxy Statement is solicited on behalf of the Board of Directors of GPC for use at the GPC Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to GPC. All proxies that are properly executed and returned, and that are not revoked, will be voted at the GPC Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Agreements and the Merger and the other specific proposals recommended by GPC's Board of Directors as indicated herein. GPC's Board of Directors does not presently intend to bring any business before the GPC Meeting other than the specific proposals referred to in this Joint Proxy Statement and specified in the notice of the GPC Meeting. So far as is known to GPC's Board of Directors, no other matters are to be brought before the GPC Meeting. As to any business that may properly come before the GPC Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies. A GPC stockholder who has given a proxy may revoke it at any time before it is exercised at the GPC Meeting, by (i) delivering to the Secretary of GPC (by any means including facsimile) a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the GPC Meeting, or (iii) attending the GPC Meeting and voting in person (although attendance at the GPC Meeting will not, by itself, revoke a proxy).

VOTE REQUIRED; CUMULATIVE VOTING

     Approval and adoption of the Merger Agreement, the Certificate Amendments and the Bylaws Amendment each requires the affirmative vote of not less than the holders of a majority of the shares of GPC Common Stock outstanding on the Record Date.

     Subject to the procedural requirements described below, every GPC stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than four candidates. If cumulative voting for directors is properly invoked by any stockholder, all stockholders may cumulate their votes. Stockholders may only cast votes for candidates whose names have been properly placed in nomination in accordance with GPC's Bylaws. See "Additional Matters for Consideration of GPC Stockholders -- Election of Directors -- Nominees." Any stockholder who desires to cumulate votes in the election of directors must give advance notice to GPC, in accordance with its Bylaws, of such stockholder's intention to cumulate his or her votes and must give notice to the other stockholders at the meeting prior to voting for directors. The required advance notice to GPC must be received at the principal executive office of GPC not less than 20 days nor more than 60 days prior to the meeting and must include the stockholder's name and address, the number of shares of Common Stock beneficially owned and the stockholder's request for cumulative voting.

     With respect to the election of directors, if a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the GPC Board of Directors.

     Ratification of the Board's approval of Price Waterhouse LLP and approval of the Director Plan and the amendment to the Stock Plan require a majority of the Votes Cast.

     As of the Record Date, all executive officers and directors of GPC and their affiliates as a group held 1,190,367 shares of GPC Common Stock (approximately 22% of the shares of GPC Common Stock then outstanding). Each of the executive officers and directors has advised GPC that he intends to vote or direct the vote of all shares of GPC Common Stock over which he has voting control, subject to and consistent with any fiduciary obligations in the case of shares held by a fiduciary, for approval of all proposals being submitted to stockholders. Additionally, in connection with Blue Bird Partners' agreement to sell 250,000 of its shares of Common Stock of GPC to a group of investors, including Gerard M. Jacobs and T. Benjamin Jennings, the Co-Chairmen of the Board, Co-Chief Executive Officers and Co-Presidents of GPC, Blue Bird Partners has granted Messrs. Jacobs and Jennings a proxy to vote all of such shares, constituting 4.75% of the outstanding Common Stock of GPC, in favor of the Merger and the other proposals being acted upon at the GPC Meeting. See "The Merger and Related Transactions -- Background of the Merger."


QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the GPC Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes each will be included in determining whether a quorum is present for the transaction of business. On all matters to be acted upon at the GPC Meeting other than election of directors, approval of the Director Plan and amendment to the Stock Plan and ratification of Price Waterhouse LLP, abstentions and broker non-votes will have the same effect as a vote against each of the proposals.

SOLICITATION OF PROXIES AND EXPENSES

     GPC will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to its stockholders. GPC may engage the services of a proxy solicitation firm in the event it deems it necessary to obtain assistance in the distribution of and solicitation of proxies. Copies of the solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of GPC's Common Stock beneficially owned by others to forward to such beneficial owners. GPC may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, letter or personal solicitation by directors, officers, or other regular employees of GPC and by employees or agents of any proxy soliciting firm hired by GPC. No additional compensation will be paid to directors, officers and other regular employees for such services.

BOARD RECOMMENDATION


     In determining to approve the Merger, the Board considered, among other things, the following factors: The scrap metal processing business is currently fragmented as compared to other industries and the Board believes that, given Mssrs. Jacobs' and Jennings' recent experiences with the waste services industry (a similarly fragmented industry that is consolidating), and the Board's knowledge of some of the participants in the industry, the scrap metal business could be a similarly favorable new business to begin its strategy of pursuing acquisitions and that a merger with EMCO would be more favorable than an acquisition in another industry. GPC's existing business is highly competitive, GPC has low market share nature and, given the period of declining sales and profitability in this business, pursuing acquisitions in fields other than the Company's current line of business is in the strategic interests of the Company. EMCO has relative strength in its geographic area. Considering the size of EMCO in relation to its market, the possibility of mergers with other companies and the risk that the benefits of the proposed Merger would not be realized, such as the difficulty in integrating a disparate business, the Board believes that EMCO is a favorable candidate to begin its strategy of pursuing acquisitions. In view of the wide variety of factors considered, both positive and negative, GPC's Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In reaching its conclusion, the interests of certain members of management of GPC in the Merger was not a factor considered by the Board. See "Risk Factors," "The Merger and Related Transactions -- Reasons for the Transaction" and "Management."


     THE BOARD OF DIRECTORS OF GPC BELIEVES THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF GPC AND ITS STOCKHOLDERS AND THEREFORE UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE MERGER AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE OTHER PROPOSALS BEING SUBMITTED TO GPC SHAREHOLDERS.

                                THE EMCO MEETING

DATE, TIME AND PLACE OF MEETING


     The Special Meeting of Shareholders of EMCO will be held on Tuesday, April 8, 1996 at 9:00 a.m., local time, at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona.


RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of EMCO Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the EMCO Meeting. As of the close of business on the Record Date there were 10,000 shares of EMCO Common Stock outstanding and entitled to vote, held of record by four shareholders. Each EMCO shareholder is entitled to one vote for each share of EMCO Common Stock held as of the Record Date.

SOLICITATION OF PROXIES

     The enclosed proxy is solicited on behalf of the Board of Directors of EMCO for use at the EMCO Meeting, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to EMCO a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTE REQUIRED

     Approval of the Merger Agreement and the Merger by EMCO shareholders requires the affirmative vote of the holders of a majority of the shares of EMCO Common Stock.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the EMCO Meeting is a majority of the shares of EMCO Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Because approval of the Merger Agreement and the Merger requires the affirmative vote of a majority of the outstanding shares of EMCO Common Stock entitled to vote thereon, abstentions and broker nonvotes will have the same effect as votes against the Merger Agreement and the Merger.

EXPENSES OF SOLICITATION

     EMCO will bear the cost of solicitation of proxies in the enclosed form from its shareholders. In addition to solicitation by mail, the directors, officers and employees of EMCO may solicit proxies from shareholders by telephone, telegram, telecopy, letter or in person.

BOARD RECOMMENDATION


     In determining to approve the Merger, the Board considered, among other things, the following factors: The Common Stock of GPC is publicly traded. As a result, former EMCO shareholders would, subject to federal securities law restrictions, be able to sell their share in the public markets, which cannot be done now with EMCO shares. The Merger will result in potential liquidity to EMCO shareholders insofar as shares of GPC obtained in the Merger have limited registration rights and would be saleable in the public markets. EMCO will continue its business as a result of the structure of the Merger as a subsidiary of GPC, which the EMCO Board believes will be stronger as a result of being a subsidiary of a company with a strong equity component of its balance sheet. Any improvement in GPC's and EMCO's business may result in an increase in GPC's Common Stock price following the Merger, which would provide EMCO shareholders with a potential future return on their investment in EMCO shares. Additionally, as a result of the fact that the parties anticipate reporting the Merger as a tax-free reorganization for federal income tax purposes, the Merger would allow an opportunity for a tax-free exchange of EMCO shares for GPC shares. Finally, the Board considered the fact that some or all of the anticipated benefits of the Merger, such as potential appreciation of former EMCO shares and liquidity of GPC shares issued in the Merger, may not occur. In view of the wide variety of factors considered, both positive and negative, EMCO's Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered. In reaching its conclusion, the interests of certain members of management of EMCO in the Merger was not a factor considered by the Board. See "Risk Factors," "The Merger and Related Transactions -- Reasons for the Transaction," "-- Interests of Certain Persons in the Merger" and "Management."


     THE BOARD OF DIRECTORS OF EMCO BELIEVES THAT THE MERGER IS FAIR TO AND IN THE BEST INTEREST OF EMCO AND ITS SHAREHOLDERS AND THEREFORE UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.

                     SHAREHOLDERS SHOULD NOT SEND ANY STOCK
                      CERTIFICATES WITH THEIR PROXY CARDS

                      THE MERGER AND RELATED TRANSACTIONS

GENERAL

     The Agreements provide for the merger of a newly formed, wholly-owned subsidiary of GPC with and into EMCO, with EMCO to be the surviving corporation of the Merger and a wholly-owned subsidiary of GPC. The discussion in this Joint Proxy Statement of the Merger and the description of the principal terms of the Agreements are subject to and qualified in their entirety by reference to the Merger Agreement and the Agreement of Merger, copies of which are attached to this Joint Proxy Statement as Appendices A and B, respectively and incorporated herein by reference.

     Following the Merger, the GPC Board intends to appoint three additional persons to the Board of Directors, consisting of George O. Moorehead, Harold Rubenstein and Raymond Zack, for a Board of seven members. The current board of directors of EMCO will be replaced by a new slate of directors which will consist of the Board of GPC. The executive officers of GPC and EMCO following the Merger will be as set forth below in "Management -- Management of GPC following the Merger."

BACKGROUND OF THE MERGER

     In May 1993, Donald F. Moorehead, together with his brother George O. Moorehead, acquired an aggregate of 10% of the issued and outstanding shares of EMCO. Additionally, in February 1995 Messrs. Moorehead entered into agreements with Empire Metals, Inc. to purchase 2,000 shares of EMCO Common Stock over a 70-month period. As a result, Messrs. Moorehead currently hold an aggregate of 13% of the Common Stock of EMCO.

     On or about March 3, 1994, T. Benjamin Jennings, then a director of First Southwest Company, a private investment banking firm in Dallas, Texas was invited by Donald F. Moorehead to attend a meeting of the Board of Directors of EMCO for the purpose of discussing various methods of raising capital to be used for acquisitions of equipment and/or other existing scrap operations. At the Board meeting, Mr. Jennings discussed with the EMCO directors various methods of raising capital including private debt financings, institutional financing, an initial public offering and merger with public companies. The EMCO Board discussed retaining First Southwest to act as a financial advisor should any of the mentioned activities be undertaken. However, due to the Board's conclusion that any such transaction would be premature at such time, the Board determined not to retain First Southwest.

     On July 17, 1995, Herbert B. Baskin, formerly the President, Chief Executive Officer and Chairman of the Board of Directors of GPC sold an aggregate of 1,400,000 shares of Common Stock of GPC to Gerard M. Jacobs, T. Benjamin Jennings, Donald F. Moorehead and Blue Bird Partners, a general partnership of which the two general partners are charitable remainder unit trusts of which Louis D. Paolino serves as trustee (the "Purchasers") at a purchase price of $2.00 per share for a total purchase price of $2,800,000 pursuant to a Common Stock Purchase Agreement between Mr. Baskin and the Purchasers dated July 7, 1995. The allocation of the shares was as follows:
Gerard M. Jacobs, 450,000 shares; T. Benjamin Jennings, 450,000 shares; Donald
F. Moorehead, 250,000 shares; and Blue Bird Partners, 250,000 shares. The amount of funds used to purchase the 1,150,000 shares purchased by Messrs. Jennings and Jacobs and Blue Bird Partners was a total of $2,300,000. Each of Messrs. Jacobs and Jennings used his own personal funds and funds that he obtained as a result of borrowing through a margin account with a brokerage firm. Blue Bird Partners used funds of the trusts of which Louis D. Paolino is trustee. Donald F. Moorehead used his own personal funds and funds that he obtained as a result of borrowing through a margin account with a brokerage in purchasing his shares. Following the purchase of the shares, the Purchasers held an aggregate of approximately 27.4% of the outstanding common stock of GPC.

     On July 24, 1995, a group consisting of all of the Purchasers except Donald
F. Moorehead, who disclaimed membership in such group (the "Group") delivered a written request to GPC to hold a special meeting of stockholders on August 30, 1995 in order to propose the removal of four out of five of GPC's then directors and to elect four replacement directors nominated by the Group. As required by GPC's bylaws, GPC called a special meeting on such date and for such purpose. At a board meeting on July 27, 1995, two members of GPC's board, J. Thomas Bentley and Luther J. Nussbaum, resigned as directors. On July 31, 1995, Messrs. Jacobs and Jennings initiated a meeting with Harold Rubenstein, the Chairman of the Board of EMCO, in the Chicago metropolitan area in order to hold preliminary discussions regarding a possible merger of EMCO with GPC. Based on such meeting, the parties determined to schedule an additional meeting in order to discuss a possible merger at a later time. Mr. Jennings did not participate in such meeting in a financial advisor capacity and no other financial advisor was present at such meeting. At the stockholders' meeting on August 30, 1995, then directors Herbert B. Baskin and Victor D. Poor were removed by the stockholders and the slate proposed by the Group was elected to the Board to fill the vacancies created by such resignations and removals. Eugene T. Sanders, a previously elected director, remained on the board after the August 30, 1995 stockholders' meeting. Messrs. Sanders and Paolino subsequently resigned on October 11, 1995 and January 4, 1996, respectively.

     Blue Bird Partners has entered into an agreement to sell 250,000 of its shares of GPC Common Stock to a group of investors, including Messrs. Jennings and Jacobs, Harold Rubenstein, Donald F. Moorehead, George O. Moorehead and Charles R. McCurdy at a purchase price of $3.20 per share and in connection therewith has granted Messrs. Jennings and Jacobs a proxy to vote Blue Bird Partners' shares in favor of the Merger and the other items being acted upon at the GPC Meeting. See "Additional Matters for Consideration by GPC
Stockholders -- Election of Directors -- Security Ownership of Certain Beneficial Owners and Management."

     In both SEC filings and at the stockholders' meeting, Messrs. Jennings and Jacobs advised the GPC stockholders that the newly elected Board would cause GPC to actively pursue acquisitions and mergers in unrelated fields, including, but not limited to scrap metal recycling and/or telecommunications. Messrs. Jennings and Jacobs also advised stockholders at the stockholders' meeting that, although the new Board had not developed any plans with regard to GPC's then current business, the new Board would attempt to improve GPC's marketing activities and review GPC's then current dividend policy in order to consider whether or not the amount thereof should remain the same or be reduced or eliminated.


     On October 16, 1995, George O. Moorehead, the President of EMCO, Harold Rubenstein, the Chairman of the Board of EMCO, Donald F. Moorehead, a Director of EMCO, and Raymond Zack, a Vice President of EMCO, met with Messrs. Jennings and Jacobs in Chicago in order to discuss a proposed acquisition of EMCO by GPC. Following such meeting, the parties agreed to resume negotiations in Phoenix. Messrs. Jennings and Jacobs met with the EMCO shareholders in Phoenix, Arizona on October 20 and 21, 1995, to discuss the possible acquisition of all of EMCO's common stock by GPC. Prior to this meeting, GPC's management determined a range of possible values of EMCO, which range was initially determined to be between
2.5 million and 5 million shares of GPC Common Stock and was provided to and reviewed with the shareholders of EMCO. Such range was intended to commence the process of detailed negotiations. EMCO's Board did not separately undertake to determine a range of possible values of EMCO. These discussions led to the execution of a preliminary "Merger Term Sheet" on October 21, 1995, whereby all shareholders of EMCO agreed to sell their outstanding shares to GPC. Messrs. Jacobs and Jennings met with the EMCO shareholders again on November 28, 1995 through December 1, 1995 in Phoenix, Arizona, to negotiate the terms of a definitive agreement. On December 1, 1995, the Merger Agreement was executed and delivered by GPC and the EMCO stockholders. The Merger Agreement was later amended effective March 7, 1996.


     During the course of negotiations with EMCO, GPC became aware that Ellis Metals, Inc., a company controlled by Harold Rubenstein, served as a significant feeder yard for metal to EMCO. As a result, GPC concluded that it would be beneficial to GPC to purchase Ellis Metals' inventory and equipment or a controlling stake in Ellis Metals in order to assure continued supply to EMCO from Ellis Metals. Messrs. Jennings and Jacobs held negotiations with Harold Rubenstein and his son, Ellis, during the meetings held in Phoenix between November 28, 1995 and December 1, 1995. Such negotiations continued following execution of the Merger Agreement while GPC considered a purchase of all or substantially all of the assets of Ellis Metals, it ultimately determined it would be more beneficial to acquire two of the sites on which Ellis Metals conducts its business and to negotiate certain changes to the Pricing Agreement currently in effect between Ellis Metals and EMCO.

REASONS FOR THE TRANSACTION

  GPC's Reasons for the Transaction

     GPC has traditionally been in the business of designing, manufacturing and marketing electronic presentation products and color printers and consumables. Following a period of declining sales and profitability, Messrs. Jennings and Jacobs negotiated with GPC's former Chairman, President and Chief Executive Officer to acquire his shares. Messrs. Jennings and Jacobs had been most recently in the waste management business where they found its fragmented nature to be ideal for consolidation. After examining the scrap metal industry and its participants, Messrs. Jennings and Jacobs concluded that such industry was similarly fragmented and might be profitably consolidated. At the same time, the new Board of Directors of GPC decided that a portion of the electronic presentation business of GPC should be terminated, with the remaining focus on color printers and related consumables, including ribbons, transparencies and paper and, potentially, a new line of business. Specifically, GPC elected to discontinue a portion of its electronic presentation products.

     GPC believes that the acquisition of a strong participant in the scrap metal processing business could lead to a number of other acquisitions of scrap metal processing facilities both in Arizona and out-of-state. GPC's Board considered a number of other lines of business other than scrap metal processing in light of its overall goal of making acquisitions in other areas, including telecommunications. After further review, the GPC Board determined that as a result of the fragmented nature of the business and the Board's knowledge of some of the participants in the industry, that the scrap metal business would be a favorable new business to begin its strategy of pursuing acquisitions. The Board is actively investigating other potential acquisition prospects, but has not entered into any agreements, arrangements or understandings with respect to any material acquisitions.


     GPC believes that strengthening EMCO's relationship with Ellis Metals would further GPC's overall business strategy of consolidating scrap metal processing operations by providing a stronger guarantee of supply by Ellis Metals to EMCO. GPC believes that these goals are accomplished by the purchase of two Ellis Metals sites from Harold Rubenstein or his affiliates, by the negotiation of extensions and modifications to the Pricing Agreement between Ellis Metals and EMCO, and by the grant of an option from Ellis Metals to EMCO and GPC to purchase certain assets of Ellis Metals. See "-- Related Transactions."


     The Board of Directors of GPC also considered a number of potentially negative factors in its deliberations concerning the Merger, including, but not limited to: (i) the risk that the benefits sought to be achieved in the Merger will not be achieved; and (ii) the other risks described above under "Risk Factors." The Board of Directors of GPC discussed with management the prospects for combinations with companies other than EMCO and the possibility that the benefits described above could be achieved through any such combination.

     After considering the foregoing factors, the Board of Directors unanimously approved the Agreements and the transactions contemplated thereby, including the Merger, and recommended that the shareholders of GPC approve and adopt the Agreements and the Merger. In view of the wide variety of factors considered, both positive and negative, GPC's Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered.

  EMCO's Reasons for the Merger

     EMCO's Board considered the advisability of seeking a merger partner that would permit EMCO to continue its business, but that would provide ongoing capital support. The EMCO Board believed that the fact that GPC is a publicly traded company provides more market visibility for the combined company and easier access to the public trading markets for the purpose of raising debt or equity capital for future expansion. In addition to increased liquidity to operate the business, the EMCO Board of Directors believes that the Merger will provide EMCO shareholders with potential liquidity and with the potential for a more attractive return on their investment compared to possible alternatives, including that of remaining a separate company, as a result of the limited registration rights that are applicable to the shares received in the Merger.

     The Board of Directors of EMCO also considered a number of potentially negative factors in its deliberations concerning the Merger, including, but not limited to: (i) the risk that the benefits sought to be achieved in the Merger will not be achieved; and (ii) the other risks described above under "Risk Factors." The Board of Directors of EMCO discussed with management the prospects for combinations with companies other than GPC and the possibility that the benefits described above could be achieved through any other combinations, as well as the risks and benefits of a stand-alone strategy.

     The Board also evaluated the effect of the proposed Merger on EMCO shareholders and concluded that the proposed Merger offered many advantages to them as well, including the following:

     - The conversion of a currently illiquid investment into a potentially liquid investment;

     - The potential for an attractive return for EMCO's investors on their investment in EMCO;

     - The opportunity for EMCO's shareholders to realize a future return based on potential appreciation in GPC's stock after the Merger; and

     - The opportunity for a tax-free exchange of EMCO Stock for GPC Common
       Stock.

     After considering the foregoing factors, the Board of Directors unanimously approved the Agreements and the transactions contemplated thereby, including the Merger, and recommended that the shareholders of EMCO approve and adopt the Agreements and the Merger. In view of the wide variety of factors considered, both positive and negative, EMCO's Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered.

OPINION OF FINANCIAL ADVISOR

     First Southwest Company ("First Southwest") is an investment banking firm headquartered in Dallas, Texas, engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, strategic alliances, restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate tax, corporate and other purposes. From April 1993 until October 1995, T. Benjamin Jennings, currently the Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of GPC, served as a Director of First Southwest.

     GPC retained First Southwest to act as its financial advisor in connection with the Merger. The GPC Board determined to retain First Southwest based on interviews with representatives of First Southwest and upon the favorable recommendation of T. Benjamin Jennings who, as stated above, had previously served as a Director of First Southwest. On January 5, 1996 at the meeting at which the Board of Directors of the GPC approved the Merger Agreement, First Southwest delivered its written opinion (the "Opinion") that, based upon and subject to the factors and assumptions set forth therein, the consideration proposed to be paid to the shareholders of EMCO in the Merger was fair from a financial point of view to the public shareholders of GPC. At such Board meeting, First Southwest also made an oral and written presentation to the Board. No limitations were imposed by GPC with respect to the investigations made or the procedures followed by First Southwest in rendering the Opinion. GPC has agreed to pay First Southwest an aggregate of $100,000 for its services in rendering an opinion in the Merger. Such amount is payable upon the Opinion being delivered to the GPC Board and is not contingent upon the successful consummation of the Merger.

     The full text of the Opinion, which sets forth assumptions made, matters considered and limits on the review undertaken, is attached hereto as Exhibit C to this Joint Proxy Statement. GPC shareholders are urged to read the Opinion in its entirety. First Southwest's Opinion is addressed only to GPC and does not constitute a recommendation to any GPC shareholder as to how such shareholder should vote at the GPC Meeting. The summary of the Opinion set forth in this Joint Proxy Statement is qualified in its entirety by reference to the full text of the Opinion.

     In rendering the Opinion, First Southwest (i) reviewed GPC's Annual Reports on Form 10-K for the years ended October 31, 1993 through 1995 and the audited financial statements contained therein, the Quarterly Reports on Form 10-Q and the unaudited financial statements contained therein for the first nine months ended July 31, 1995, and certain other publicly available information, (ii) reviewed EMCO's audited consolidated financial statements for the years ended March 31, 1994 and 1995,
(iii) analyzed certain internal financial information, including financial projections and certain reports on sales, profitability and accounts receivable aging, concerning each of GPC and EMCO prepared by their respective managements;
(iv) discussed the past and current operations, the financial condition and the prospects of GPC and EMCO with senior executives of the respective companies;
(v) reviewed the results of the due diligence performed on EMCO by GPC and Price Waterhouse LLP with the senior management of GPC; (vi) discussed with senior executives of EMCO the prices and dates of recent sale transactions of EMCO common stock of which they had knowledge; (vii) reviewed the reported prices and trading activity for the common stock of GPC and compared them to the prices for the S&P 500 Index and NASDAQ Composite Index; (viii) compared the financial performance and condition of EMCO with that of certain comparable publicly traded resource recovery companies; (ix) reviewed the financial terms to the extent publicly available, of certain comparable resource recovery company merger and acquisition transactions; (x) reviewed three-year stand-alone projected operating statement, cash flow statement and balance sheet data of GPC and five-year stand-alone projected operating statement, cash flow statement and balance sheet data of EMCO prepared by the respective managements of GPC and EMCO; (xi) analyzed the pro forma impact of the Merger on the earnings per share, book value per share, and certain other balance sheet and profitability ratios of GPC; (xii) reviewed the Agreement; (xiii) reviewed a draft of the Joint Proxy Statement of GPC and EMCO substantially in the form to be mailed to their respective shareholders; and (xiv) performed such other analyses as First Southwest has deemed appropriate.



     First Southwest assumed and relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by them for purposes of their Opinion. First Southwest also relied upon the managements of GPC and EMCO as to the reasonableness and achievability of the financial and operating forecasts (and the assumptions and bases therefor) provided to First Southwest and assumed that such forecasts reflected the best currently available estimates and judgments of such respective managements and that such projections and forecasts will be realized in the amounts and in the time periods currently estimated by the managements of GPC and EMCO. First Southwest did not make an independent evaluation or appraisal of the assets and liabilities of GPC and EMCO or any of their subsidiaries nor has it been furnished with such valuations and appraisals. As stated above, GPC's management arrived at a range of possible values for EMCO. First Southwest did not determine a range itself, but instead evaluated the fairness of the point on such range that was agreed upon by GPC and EMCO. The projections reviewed by First Southwest assumed a modest increase in revenues for EMCO over a five-year period. First Southwest made no material adjustments to such projections, nor did First Southwest assume that there would be any cost savings benefits as a result of the Merger. THE SECOND PRECEDING SENTENCE IS A FORWARD-LOOKING STATEMENT WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. EMCO'S ACTUAL REVENUES AND RESULTS OF OPERATIONS COULD DIFFER MATERIALLY FROM PROJECTIONS AS A RESULT OF THE RISK FACTORS SET FORTH ABOVE IN "RISK FACTORS."


     In connection with rendering its Opinion and preparing its various written and oral presentations to the Board of Directors of GPC, First Southwest performed a variety of financial analyses, including those summarized below. The summary set forth below does not purport to be a complete description of the analyses performed by First Southwest. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Accordingly, notwithstanding the separate factors summarized below, First Southwest believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, would create an incomplete view of the process underlying its Opinion. In addition, First Southwest may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. In performing its analyses, First Southwest made numerous assumptions with respect to economic, market and other conditions many of which are beyond EMCO's or GPC's control. The analyses performed by First Southwest are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

     In addition, as described above, First Southwest's Opinion and presentations to the GPC Board of Directors were only some of the many factors taken into consideration by the GPC Board in making its determination to approve the Agreements. Consequently, the First Southwest analyses described below should not be viewed as determinative of the GPC Board's or GPC management's opinion with respect to the value of EMCO or of whether the GPC Board or GPC management would have been willing to agree to a different consideration other than those contemplated in this merger transaction.

     The following is a brief summary of the analyses performed by First Southwest in connection with rendering the Opinion as to the fairness of the consideration proposed to be paid in the Merger and such analyses that First Southwest discussed with the GPC Board of Directors on January 5, 1996.

     The Opinion is necessarily based on economic, market and other conditions in effect on and the information made available to First Southwest as of December 1, 1995.

     Overview of GPC and EMCO. First Southwest evaluated the position and strengths of EMCO in certain areas of business, certain financial and operating information of EMCO (including historical sales, operating income, net income, total assets and net worth). First Southwest also performed similar analyses on GPC which included a trading history of GPC common stock.


     Comparable Company Analysis. Comparable company analysis analyzes a company's operating performance relative to a group of publicly traded peers. Based on relative performance and outlook for a company versus its peers, this analysis enables an implied unaffected market trading value to be determined. First Southwest compared certain financial and market information of EMCO with a group of eight publicly traded resource recovery companies that it believed to be appropriate for comparison: Appliance Recycling Centers of America; Commercial Metals; Envirosource Inc.; Horsehead Resource; IMCO Recycling; Proler International; Schnitzer Steel and Tetra Technologies. Such information included market valuation, historical income statement and balance sheet figures, and financial ratios. The ratios of market capitalization to historical revenues for the eight comparable companies range from 0.90 to 2.49. The ratios of market capitalization to earnings before interest, taxes, depreciation and amortization ("EBITDA") for such companies range from 4.76 to 10.35. The ratios of market capitalization to earnings before interest and taxes ("EBIT") for such companies range from 8.13 to 14.39. The ratios of market value of Common Equity to net income for such companies range from 8.74 to 26.19. This analysis indicated that the selected companies had average multiples of market capitalization to historical revenues; EBITDA; EBIT; and average multiples of market value of Common Equity to net income of 1.55, 7.03, 10.60, and 15.36, respectively. The comparable company analysis indicated that such multiples for EMCO were 0.21, 2.25, 2.59 and 3.87, respectively. Based upon the average multiples, the implied market trading value for the common stock of EMCO would have been between $37 million and $99 million. Based on the foregoing, First Southwest believes that the Comparable Company Analysis supports First Southwest's Opinion that the consideration to be paid to the public shareholders of GPC in the Merger is fair from a financial point of view. However, notwithstanding the foregoing, First Southwest believes that its analyses must be considered as a whole and that relying solely on the Comparable Company Analysis without considering the other analyses performed would create an incomplete view of the process underlying its Opinion.


     No comparable company is identical to GPC or EMCO. Accordingly, an analysis of the results involves complex considerations and judgments concerning differences in financial and operating characteristics.


     Analysis of Selected Mergers and Acquisitions. First Southwest also reviewed available public information on certain merger and acquisition transactions involving the acquisition of all or part of certain resource recovery companies. The analysis included 5 transactions dating back to 1990. These acquisitions included the acquisition of REI Distributors Inc. by Pure Tech International Inc., the acquisition of Sacramento Valley Environment by Envirofil Inc., the acquisition of Phoenix Smelting by IMCO Recycling Inc., the acquisition of Woodworth & Co-Soil Recycling by Thermo Remediation Inc. and the acquisition of Resource Recycling Techs Inc. by Waste Management, Inc. First Southwest deemed the targets in such acquisitions to be comparable due to the fact that all of such companies were in the business of recovering, processing and reselling used materials. In examining these transactions, First Southwest analyzed certain income statement and balance sheet parameters of the acquired company relative to the consideration offered. The ratios of the transaction value of each of the five acquisitions to net sales of the target companies range from 0.68 to 3.54.

The ratios of the transaction value of each of such acquisitions to EBITDA of the target companies range from 2.76 to 18.26. The ratios of the transaction value of each of such acquisitions to EBIT of the target companies range from
3.13 to 34.7. The ratios of the transaction value of each of such acquisitions to net income of the target companies range from 5.22 to 49.0. This analysis indicated average multiples of transaction value to historical revenues, EBITDA, EBIT and net income of 1.47, 9.14, 23.08 and 30.93, respectively. The analysis of selected mergers and acquisitions indicated that such multiples for EMCO were 0.27, 2.93, 3.36 and 7.75, respectively. Based on an analysis of the consideration being paid by GPC in the Merger, the enterprise value of EMCO is approximately $18.8 million, which includes post-Merger debt of the consolidated entity that includes $9.4 million in debt of EMCO.


     No company or transaction used in the comparable transaction is identical to GPC, EMCO or the contemplated transaction. Again, an analysis of the results involves complex considerations and judgments concerning differences in financial and operating characteristics that could affect the acquisition value of the companies to which they are being compared. Based on the foregoing, First Southwest believes that the Analysis of Selected Merger and Acquisitions supports First Southwest's Opinion that the consideration to be paid to the public shareholders of GPC in the Merger is fair from a financial point of view. However, notwithstanding the foregoing, First Southwest believes that its analyses must be considered as a whole and that relying solely on the Analysis of Selected Mergers and Acquisitions without considering the other analyses performed would create an incomplete view of the process underlying its opinion.

     First Southwest also undertook the following analyses in order to project the performance of the combined company and the respective contributions of GPC and EMCO.

     Contribution Analysis. First Southwest analyzed the contribution of GPC and EMCO to certain balance sheet and income statement items of the combined company. The analysis is based upon assumptions and projections made by the managements of GPC and EMCO for stand alone operations of their respective companies. As of September 30, 1995, EMCO would provide 88.0% of revenues, 237.7% of operating income, 54.6% of total assets, 100.0% of total debt and 18.5% of shareholders' equity. Based on the consideration contemplated in the merger transaction, EMCO shareholders would on the aggregate own 43.6% of the fully diluted common shares of the combined company. Based on the foregoing, First Southwest believes that the Contribution Analysis supports First Southwest's Opinion that the consideration to be paid to the public shareholders of GPC in the Merger is fair from a financial point of view. However, notwithstanding the foregoing, First Southwest believes that its analyses must be considered as a whole and that relying solely on the Contribution Analysis without considering the other analyses performed would create an incomplete view of the process underlying its Opinion.

     Pro Forma Merger Analysis. First Southwest analyzed certain pro forma results for the combined company based on the assumptions and projections of the management of each company for stand alone operations. This analysis, based upon assumptions described above, showed that GPC shareholders would have a comparative accretion in fully diluted earnings per share in the years 1995 through 1998 due to the Merger. These projections do not take into account any possible savings or synergies which might result from the Merger. Based on the foregoing, First Southwest believes that the Pro Forma Merger Analysis supports First Southwest's Opinion that the consideration to be paid to the public shareholders of GPC in the Merger is fair from a financial point of view. However, notwithstanding the foregoing, First Southwest believes that its analyses must be considered as a whole and that relying solely on the Pro Forma Merger Analysis without considering the other analyses performed would create an incomplete view of the process underlying its Opinion.

     The actual results achieved by the Company will vary from the projected results and such variations may be material.

     Discounted Cash Flow Analysis. First Southwest performed a discounted cash flow analysis for the purpose of determining a theoretical value per share for the EMCO Common Stock. The analysis included a terminal value based upon EMCO's estimated fiscal year 2000 free cash flow, as supplied by the management of both companies, multiplied by discount rates ranging from 12.5% to 17.5%. This analysis indicated a range of equity value between $17.1 million and $29.8 million, excluding the value of any tax savings from net operating loss carry-forwards from GPC. Based on the foregoing, First Southwest believes that the Discounted

Cash Flow Analysis supports First Southwest's Opinion that the consideration to be paid to the public shareholders of GPC in the Merger is fair from a financial point of view. However, notwithstanding the foregoing, First Southwest believes that its analyses must be considered as a whole and that relying solely on the Discounted Cash Flow Analysis without considering the other analyses performed would create an incomplete view of the process underlying its Opinion.

     Pursuant to the terms of an engagement letter dated November 10, 1995, GPC agreed to pay First Southwest an aggregate of $100,000 for its financial advisory role and for delivery of the Opinion. GPC has agreed to indemnify First Southwest and certain related persons against certain liabilities relating to or arising out of their engagement, including certain liabilities under Federal Securities laws.

CONVERSION OF EMCO SHARES

     Upon consummation of the Merger, (i) each then outstanding share of Sub stock will automatically be converted into and become one share of Common Stock of EMCO and (ii) all of the outstanding shares of Common Stock of EMCO shall be converted into 3,500,000 shares of GPC Common Stock, warrants to purchase an additional 1,000,000 shares of GPC Common Stock and $1,150,000 in cash, to be distributed to the EMCO shareholders in accordance with the schedule as is set forth in the Agreement of Merger to be filed with the Arizona Secretary of State following GPC and EMCO shareholder approval of the Merger in substantially the form included herewith as Appendix B. Warrants to purchase in the aggregate 600,000 shares of GPC Common Stock will be at an exercise price of $4.00 per share and warrants to purchase in the aggregate 400,000 shares of GPC Common Stock will be at an exercise price of $6.00 per share. The warrants shall be exercisable for a period of five years from the closing of the Merger and can be exercised in full at any time until expiration. The exercise prices of the warrants are payable in cash or by check. In the event of a merger of GPC in which GPC is not the surviving entity, the warrants will be exercisable for shares of the successor corporation. The warrants are subject to adjustment in the event of stock splits, stock dividends and the like.

RELATED AGREEMENTS

  Employment Agreements

     Upon the closing of the Merger Agreement, Raymond Zack, Gerald Zack and David Zack, currently employees and directors of EMCO, will enter into employment agreements with EMCO (the "Employment Agreements"). Pursuant to the Employment Agreements, each of the Zacks shall be employed for a period of not less than five years, shall receive a base salary of $120,000 per year for the first year, with such salary to increase by not less than 7% per year for each succeeding year, and shall be entitled to such annual bonuses and stock options as determined by the GPC board of directors in its discretion. Each of the Zacks shall also be entitled to certain other fringe benefits. GPC may terminate the Employment Agreements for cause. Pursuant to the Employment Agreements, each of the Zacks agrees that he will not compete, directly or indirectly, with EMCO in Arizona for a period of five years from the date he ceases to be an employee, officer, director or consultant of EMCO. Additionally, Gerard M. Jacobs and T. Benjamin Jennings will enter into employment agreements with GPC and George O. Moorehead will enter into an employment agreement with EMCO prior to the completion of the Merger. Messrs. Jacobs and Jennings' employment agreements shall be for a term of five years, shall provide for a base salary of $168,000 per year and for bonuses to be determined by the GPC Board of Directors. Mr. Moorehead's employment agreement shall be for a term of five years, shall provide for a base salary of $168,000 per year and for bonuses to be determined by the EMCO Board of Directors. Such agreements provide for certain payments to be made to Messrs. Jacobs, Jennings and Moorehead in the event of a change-of-control of the combined company. Additionally, Mr. Moorehead's employment agreement provides that GPC shall recommend that the GPC Board of Directors grant Mr. Moorehead stock options under GPC's Stock Plan to purchase 150,000 shares of GPC Common Stock at an exercise price of $4.00 per share. It is expected that the agreements with Messrs. Jacobs, Jennings and Moorehead will provide for a substantial cash payment to be made to such persons in the event that such persons are terminated from their employment with GPC or EMCO, as the case may be, at any time during the term of their agreement for any reason other than cause or in the event of certain change-in-control events involving the combined company. Harold Rubenstein will enter into a consulting agreement with EMCO whereby he will receive $6,000 per month for five years plus $1,000 per month to maintain certain communications equipment to obtain commodity quotations. The parties contemplate that each of GPC's employment agreements with Messrs. Jacobs and Jennings will provide that such parties will not compete with the combined company in Arizona, California, New Mexico, Nevada, Texas, and Utah for a period of five years after the date each such person ceases to be an employee, officer, director, or consultant of the combined company.

  Noncompetition Agreements

     As a condition to the Merger, George O. Moorehead and Harold Rubenstein agreed to execute noncompetition agreements whereby each of such persons agrees not to compete with the combined company in Arizona, California, New Mexico, Nevada, Texas and Utah for a period of five years after the date each such person ceases to be an employee, officer, director or consultant of GPC or EMCO, as the case may be. The parties contemplate that the employment agreements with Messrs. Jacobs and Jennings will contain similar noncompetition provisions. As mentioned above, the Employment Agreements with each of the Zacks contain noncompetition clauses as well.

REPRESENTATIONS AND COVENANTS

     Pursuant to the Merger Agreement, GPC made representations regarding its corporate existence and good standing, capital structure, filings with the Securities and Exchange Commission, and other matters, including its authority to enter into the Merger Agreement and to consummate the Merger. The EMCO shareholders made a number of representations to GPC regarding EMCO's corporate status, capital structure, operations, financial condition, and other matters, including its authority to enter into the Merger Agreement and to consummate the Merger.

     EMCO has covenanted in the Merger Agreement that, until the consummation of the Merger, it will preserve its business and not take certain actions outside the ordinary course of business without GPC's consent. EMCO agreed not to initiate or respond to any proposals relating to the possible acquisition of its assets or stock by any person other than GPC and has further agreed not to enter into any agreement providing for such acquisition. Additionally, GPC is entitled to have conducted an environmental assessment of the properties to be acquired in the Merger. In the event that such assessment identifies environmental contamination which requires remediation or further evaluation or if the results of such assessment are not otherwise satisfactory to GPC in its sole discretion and EMCO does not remediate or otherwise satisfy GPC, then GPC may elect not to close the Merger. As of the date of this Joint Proxy Statement, such assessment has not yet been completed. However, under the Merger Agreement, GPC has the ability to waive any failure to complete the assessment. All parties agree to use their best efforts to cause the Merger to qualify as a tax-free reorganization. GPC agreed to recommend the addition to the GPC Board following the Merger of George O. Moorehead, Raymond Zack and Harold Rubenstein. GPC also agreed to use its best efforts to either obtain director and officer insurance or execute and deliver indemnity agreements reasonably satisfactory to its new board of directors and officers. Finally, each party to any of the employment, noncompetition, indemnity and consulting agreements contemplated by the Merger Agreement agreed to execute and deliver such agreements upon the Closing. GPC has agreed to loan EMCO up to $1 million on terms mutually acceptable to T. Benjamin Jennings and George O. Moorehead (provided, however, that GPC has no obligation to extend the loan if in the opinion of its counsel the making of the loan might delay the closing of the Merger).

CONDITIONS TO THE MERGER

     The obligations of GPC to consummate the Merger will be subject to the satisfaction of a number of conditions, including (i) GPC Board and stockholder approval of the Merger and the transactions contemplated thereby, (ii) no material adverse change in the business of EMCO, (iii) a satisfactory review by GPC's independent public accountants of EMCO's assets, liabilities, and net worth, (iv) GPC's receipt of a fairness opinion from First Southwest Company with respect to the Merger, (v) the execution of certain bills of sale from Copperstate and Empire to EMCO, (vi) the termination of certain contracts between EMCO and certain related parties, (vii) receipt by GPC of a title insurance policy with respect to the real property owned by EMCO, (viii) an indemnity and pledge by Copperstate of certain of its shares of GPC Common Stock acquired in the Merger to indemnify EMCO from certain liabilities of Copperstate, (ix) an amendment to the security agreement among EMCO, Donald F. Moorehead and George O. Moorehead to the satisfaction of such parties, (x) the execution and delivery by GPC of employment agreements with T. Benjamin Jennings, Gerard M. Jacobs and the execution and delivery by EMCO of an employment agreement with George O. Moorehead, (xi) receipt by EMCO of any third party consents required to consummate the Merger, (xii) satisfactory completion of due diligence by GPC of EMCO, (xiii) execution and delivery by Empire Metals, Inc. and Harold Rubenstein of an indemnification agreement with respect to the action brought by EMCO against Ellis Rubenstein, his spouse and certain other parties and (xiv) George O. Moorehead and Harold Rubenstein shall have executed and delivered to EMCO noncompetition agreements. EMCO's obligations to consummate the Merger are conditioned, among other things, upon EMCO entering into an employment agreement with the Zacks and GPC's delivery of the shares, warrants and cash to be delivered at the closing. Each party's obligations under the Merger Agreement will also be conditioned upon the accuracy of the representations made by the other party at the time of closing of the Merger, the performance by the other party of the covenants required to be performed by it under the Merger Agreement, the absence of a material adverse change with respect to the other party, the delivery by each party of board resolutions, articles, bylaws and good standing certificates, the receipt of certain legal opinions and the absence of any pending or threatened action or proceeding before any governmental body seeking to restrain or invalidate the Merger Agreement.

TERMINATION OR AMENDMENT

     The Merger Agreement may be terminated (i) by mutual agreement of the parties, (ii) by GPC in the event of a material breach by EMCO or any of the EMCO shareholders of any provision of the Merger Agreement, or (iii) by either party if the closing shall not have occurred by June 30, 1996.

INDEMNIFICATION AND HOLD-BACK OF GPC SHARES

     The Merger Agreement provides that GPC shall retain possession of and hold a security interest in 669,149 shares (including 250,000 shares issuable upon exercise of warrants) (the "Held-Back Shares") of the GPC Common Stock issuable to the EMCO shareholders. The Held Back Shares shall secure certain representations and warranties made by the EMCO shareholders to GPC in the Merger Agreement. So long as GPC does not assert a claim against the former EMCO shareholders in accordance with the terms of the Merger Agreement, each quarter GPC will release 100,000 Held-Back Shares to the former EMCO shareholders commencing 90 days after the Merger is consummated, except for Empire Metals' shares and warrants which shall remain subject to the security interest until Ellis Rubenstein (who is the son of Harold Rubenstein) and his spouse have released GPC and EMCO from all claims resulting from the action brought against Ellis Rubenstein, his spouse and certain other parties by EMCO (the "Action") or a final non-appealable judgment in favor of EMCO and GPC has been entered and no other claim is pending against GPC or EMCO and Ellis Rubenstein has released EMCO and GPC from any and all claims related to such action. GPC shall be able to foreclose upon or set off the Held-Back Shares as necessary to compensate it for any losses resulting from breaches of the representations and warranties or covenants and agreements of the EMCO shareholders contained in the Merger Agreement that occur within one year after the closing of the Merger (except with respect to certain warranties relating to EMCO's corporate status, authority to enter into the Merger Agreement, enforceability of the Merger Agreement and capitalization, as to which EMCO shareholders' liability for breach is indefinite). In the event that GPC suffers a covered loss, it is obligated to give written notice to the former EMCO shareholders of the claim. In the event that the former EMCO shareholders contest the claim, no foreclosure or set off against the Held-Back Shares may be made by GPC until the dispute is resolved by the parties or a court of competent jurisdiction.

     In the event the EMCO shareholders suffer any loss due to a breach of representation or warranty or covenant or agreement of GPC contained in the Merger Agreement that occurs within one year of the closing of the Merger (except with respect to certain representations of GPC relating to GPC's corporate status, authority to enter into the Merger Agreement, enforceability of the Merger Agreement and capitalization, as to which GPC's liability for breach is indefinite), GPC must compensate the EMCO shareholders for such loss.

     Additionally, Empire Metals, Inc. and Harold Rubenstein, the President and substantial shareholder of Empire, have agreed to indemnify GPC and EMCO for any damages or costs resulting from claims made against GPC or EMCO relating to the Action. As mentioned above, such indemnification obligations shall continue until Ellis Rubenstein and his spouse have released GPC and EMCO from all claims resulting from the Action or a final non-appealable judgment in favor of EMCO and GPC has been entered and no other claim is pending against GPC or EMCO and Ellis Rubenstein has released EMCO and GPC from any and all claims related to the Action. In order to secure such indemnification obligations, Empire and Mr. Rubenstein will grant to GPC a security interest in an aggregate of 500,000 of the shares of GPC Common Stock that Empire would receive or would be entitled to receive upon exercise of warrants in the Merger. See "Business of EMCO -- Legal Proceedings."

REGULATORY MATTERS

     GPC and EMCO are not aware of any governmental or regulatory approvals required for consummation of the Merger, other than compliance with the federal securities laws and applicable securities and "blue sky" laws of the various states.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes certain of the principal federal income tax considerations of the Merger that are generally applicable to holders of EMCO Common Stock. This discussion does not deal with all income tax considerations that may be relevant to particular EMCO shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, foreign persons or shareholders who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effectuated prior to or after the Merger (whether or not such transactions are in connection with the Merger), including without limitation transactions in which shares of EMCO Common Stock were or are acquired or shares of GPC Common Stock were or are disposed of. Furthermore, no foreign, state or local tax considerations are addressed herein. ACCORDINGLY, EMCO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

     The parties anticipate reporting the Merger as a "reorganization" under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). Provided it so qualifies and as discussed more fully below, (i) none of GPC, EMCO or Sub will recognize gain or loss as a result of the Merger and (ii) holders of EMCO Common Stock that exchange their shares for GPC Common Stock, cash and warrants should recognize gain (but not loss) in the Merger but not in excess of the amount of cash and the value of the warrants (collectively "boot") received. HOWEVER, THE PARTIES ARE NOT REQUESTING A RULING FROM THE IRS OR AN OPINION OF COUNSEL IN CONNECTION WITH THE MERGER. One of the requirements of Section 368(a)(2)(E) of the Code is that stock constituting "control" (for this purpose at least 80% of the voting power of EMCO), as determined before the Merger, be exchanged for GPC Common Stock. However, the consideration to be received by the present EMCO shareholders pursuant to the terms of the Merger Agreement includes cash and warrants. Under applicable Treasury Regulations, warrants as well as cash are treated as taxable boot. Accordingly, if shares representing more than 20 percent of the EMCO Stock voting power, in the aggregate, are exchanged for cash and warrants pursuant to the Merger, the control requirement of Section 368(a)(2)(E) will not be satisfied. A successful IRS challenge to the "reorganization" status of the Merger, for example, by reason of the failure to meet the 80% "control" test described above, would generally result in an EMCO shareholder recognizing the full amount of his or her gain or loss with respect to each share of EMCO Common Stock surrendered equal to the difference between the shareholder's basis in such share and the fair market value, as of the

Effective Time of the Merger, of the GPC Common Stock received in exchange therefor plus the cash and warrants received.

     The remainder of this discussion assumes that the Merger will qualify as a reorganization, in which case the following tax consequences will result:

     General. An EMCO shareholder will not recognize any loss upon the receipt of GPC Common Stock and boot. An EMCO shareholder receiving both GPC Common Stock and boot in exchange for EMCO Common Stock will recognize gain (measured by the sum of the fair market value of the GPC Common Stock received plus the amount of any boot received minus the tax basis of the shares of EMCO Common Stock exchanged), if any, but only to the extent of the amount of any boot received. Under applicable U.S. Supreme Court precedent, such gain will generally be capital gain, subject to recharacterization as a dividend as described more fully below, and should generally be long-term capital gain if the shares of EMCO Common Stock exchanged for boot have been held for more than one year.

     The tax basis of the GPC Common Stock received (including the Held-Back Shares ultimately received -- see "The Merger and Related Transactions of the Merger -- Indemnification and Hold-Back of GPC Shares") will be the same as the tax basis of the EMCO Common Stock exchanged, decreased by the amount of boot received at the Effective Time and increased by the amount of gain recognized on the exchange.

     In certain circumstances, an EMCO shareholder that actually or constructively owns shares of EMCO Common Stock that are exchanged for GPC Common Stock in the Merger or that actually or constructively owns GPC Common Stock after the Merger will be required to treat any gain recognized as dividend income (rather than capital gain, if any) up to the amount of boot received in the Merger if the receipt of boot by such shareholder has the effect of a distribution of a dividend. Whether the receipt of boot has the effect of the distribution of a dividend would depend upon the shareholder's particular circumstances.

     In general, the determination of whether a shareholder who exchanges EMCO Common Stock and receives GPC Common Stock and boot recognizes capital gain or dividend income is made under Sections 356(a)(2) and 302 of the Code. Under
Section 356(a)(2) of the Code, each shareholder of EMCO Common Stock will be treated for tax purposes as if such shareholder had received only GPC Common Stock in the Merger, and immediately thereafter GPC had redeemed appropriate portions of such GPC Common Stock in exchange for the boot actually distributed to such shareholder in the Merger. Under Section 302 of the Code, the gain recognized by a shareholder on the exchange will be taxed as capital gain if the deemed redemption from such shareholder (i) is a "substantially disproportionate redemption" of stock with respect to such shareholder, or (ii) is "not essentially equivalent to a dividend" with respect to such shareholder. In making this determination, shareholders should be aware that, under Section 318 of the Code, a shareholder may be considered to own, after the Merger, GPC Common Stock owned (and in some cases constructively owned) by certain related individuals and entities and GPC Common Stock which the shareholder (or such related individuals or entities) has the right to acquire upon the exercise or conversion of options.

     The deemed redemption of an EMCO shareholder's GPC Common Stock will be a "substantially disproportionate redemption" if, as a result of the deemed redemption, the ratio determined by dividing the number of shares of GPC Common Stock owned by such shareholder immediately after the Merger by the total number of outstanding shares of GPC Common Stock is less than 80% of the same ratio calculated as if only GPC Common Stock, and not boot, were issued to the EMCO shareholder in the Merger.

     The deemed redemption of a shareholder's GPC Common Stock will be "not essentially equivalent to a dividend" if the shareholder experiences a "meaningful reduction" in his or her proportionate equity interest in GPC by reason of the deemed redemption. Although there are no fixed rules for determining when a meaningful reduction has occurred, the Internal Revenue Service (the "IRS") has indicated in a published ruling that the receipt of cash in the Merger would not be characterized as a dividend if the shareholder's percentage ownership interest in GPC and EMCO prior to the Merger was minimal, the shareholder exercises no control over the affairs of GPC or EMCO, and the shareholder's percentage ownership interest in GPC is reduced in the deemed redemption by any extent. If neither of the redemption tests set forth above are satisfied, the shareholder will be treated as having received a dividend equal to the amount of such shareholder's recognized gain, assuming that such shareholder's ratable share of the earnings and profits of EMCO (and, possibly, GPC) equals or exceeds such recognized gain.

     Dissenting Shareholders. An EMCO shareholder that exercises such shareholder's right to seek an appraisal of such shareholder's shares of EMCO Common Stock generally will recognize capital gain or loss measured by the difference between the amount of cash received and the tax basis of the shares of EMCO Common Stock exchanged therefor. Such capital gain or loss will be long-term capital gain or loss if the shares of EMCO Common Stock exchanged by such dissenting shareholder have been held for more than one year. In addition, the amount of cash received may be treated as dividend income if the dissenting shareholder actually or constructively owns GPC Common Stock after the Merger as discussed above.

     Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash to EMCO shareholders, each EMCO shareholder must, unless an exception applies, provide the payor of such cash with the shareholder's correct taxpayer identification number ("TIN") on Form W-9 and certify under penalties of perjury that such number is correct and that such shareholder is not subject to backup withholding. A Form W-9 is attached to this proxy statement. If a shareholder fails to provide the correct TIN or certification, the cash received in the Merger may be subject to backup withholding at a 31% rate.

     THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, EMCO SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

ACCOUNTING TREATMENT

     The Merger will be accounted for as a purchase transaction with GPC as the acquiring company. GPC will allocate the purchase price based on the fair value of the assets acquired and the liabilities assumed. Goodwill arising from the Merger will be amortized over 15 years.

RESALE RESTRICTIONS ON SALE OF GPC COMMON STOCK

     Holders of EMCO capital stock will receive unregistered shares of GPC Common Stock in the Merger and warrants to purchase unregistered shares. Such shares, including the shares issuable upon exercise of the warrants issued to EMCO shareholders in the Merger, may not be resold under federal securities laws absent an exemption from registration under the Securities Act of 1933 or registration of such shares thereunder. Under the terms of the Merger Agreement, the former EMCO shareholders shall have "piggyback" registration rights for a two-year period following the closing of the Merger pursuant to which they may include their shares in a registration statement filed by GPC, up to a maximum of 20% of the shares being registered by GPC. GPC is entitled to delay, withdraw or suspend any registration as to which it permits participation. Additionally, Copperstate Metals, Inc. shall have the right on one occasion to demand that GPC register up to 300,000 shares under the Securities Act. Such right expires two years after the closing of the Merger. GPC is not required to undertake such registration if in its or its underwriters' reasonable opinion, such registration would be materially detrimental to GPC. GPC has been advised that Copperstate intends to exercise its demand registration rights with respect to 300,000 of the shares of GPC Common Stock that it will receive in the Merger immediately after the Merger. Absent registration or an exemption from registration for the resale of the shares, the Securities Act of 1933 and the rules promulgated thereunder prohibit the resale of the unregistered GPC common stock issued to the EMCO shareholders. Rule 144 provides an exemption for the sale of shares that have been held for a period of at least two years after the Merger. Rule 144 imposes restrictions on the number of shares of unregistered GPC common stock that may be sold within any three-month period.

APPRAISAL AND DISSENTERS' RIGHTS

     Under the Arizona Law, any shareholder of a corporation has the right to dissent from (i) any plan of merger or consolidation to which the corporation is a party, if either: (a) the corporation is a subsidiary that is merged with its parent without the approval of the shareholders, as provided by the Arizona Law, or (b) the shareholder's approval of the merger is required by the Arizona Law or by the articles of incorporation; (ii) any plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; or (iii) any sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, if the shareholder is entitled to vote on the sale or exchange. Each of the EMCO shareholders has executed the Merger Agreement. This discussion is a summary only. As a result, reference is made to the full text of the applicable provisions of the Arizona Business Corporation Act, a copy of which is included as Appendix D to this Joint Proxy Statement.

     This right does not apply to the shareholders of the surviving corporation in a merger, if a vote of the shareholders of the surviving corporation is not required to authorize the merger; except as otherwise provided in the articles of incorporation, this right also does not apply to the holders of shares registered on a national securities exchange, or held of record by not less than two thousand shareholders.

     The Arizona Law also provides that a dissenting shareholder must file written objection to, and not vote in favor of, the proposed merger or consolidation, and must make a demand for compensation as provided in the Arizona Law.

     Dissenting shareholders are entitled to notice that the transaction has been approved within 10 days after the merger is approved, including information concerning where the payment demand must be sent and where and when shares must be deposited, a form for demanding payment and setting a date for demanding payment between 30 and 60 days after delivery of the notice.

     If the dissenting shareholder makes a timely demand for payment and deposits shares in accordance with the notice, the surviving corporation is required to make payment for the shares in the amount of the corporation's estimate of the fair value of the dissenter's shares, plus interest. The payment must be accompanied by certain financial information, a copy of the dissenters' rights statutes, and a statement of the shareholder's right to demand additional payment for the shares. If the shareholder demands more compensation than is offered by the corporation, the shareholder and the corporation may negotiate the fair value within the time prescribed by the Arizona Law.

     If the dissenting shareholder and the corporation cannot agree upon the value of the shares, the corporation may either pay the amount demanded by the shareholder, or file an action in the Arizona Superior Court, to determine the fair value of the stock of the dissenting shareholders within sixty days of the shareholder's demand for additional payment.

     Under the Delaware Law, GPC stockholders are not entitled to dissenters' or appraisal rights with respect to the proposed Merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The following are interests, either direct or indirect, in the Merger of the GPC and EMCO executive officers and directors who will continue to serve as such following the Merger.

     Pursuant to the Merger Agreement each of Raymond Zack and David Zack, who are currently directors of EMCO, and Gerald Zack will enter into employment agreements with EMCO following the Merger. Additionally, T. Benjamin Jennings and Gerard M. Jacobs, currently the Co-Chairmen of the Board, Co-Chief Executive Officers and Co-Presidents of GPC, will enter into employment agreements with GPC prior to the Merger. George O. Moorehead, currently the President and Chief Executive Officer of EMCO, will enter into an employment agreement with EMCO prior to the Merger. See "-- Employment Agreements," above.

     Harold Rubenstein is a substantial shareholder of Empire Metals, Inc. ("Empire Metals"), the owner of approximately 57% of the outstanding Common Stock of EMCO. Following the Merger, Mr. Rubenstein will serve as a director of both GPC and EMCO. Following the Merger, EMCO will purchase Empire Metals' remaining scrap metal inventory. Following the Merger, Harold Rubenstein shall cause Ellis Metals to enter into such extensions or modifications to the pricing agreement currently in place between Ellis Metals and EMCO (the "Pricing Agreement") so as to cause Ellis Metals to make commercially reasonable rental payments to GPC on the parcels purchased from Harold Rubenstein and to provide EMCO with commercially reasonable profits on any amounts of debt owed by Ellis Metals to EMCO under the Pricing Agreement. Harold Rubenstein is also a 9.91% shareholder of Waste Manufacturing and Leasing, a company that leases equipment to EMCO and from which EMCO purchases manufactured containers. Such relationship between EMCO and Waste Manufacturing and Leasing is expected to continue after the Merger. Additionally, Harold Rubenstein, currently Chairman of the Board of EMCO, will sell certain parcels of real estate owned by him, the Rubenstein Family Trust or H&S Broadway to a subsidiary of GPC. Harold Rubenstein is also a substantial shareholder of Ellis Metals, Inc. ("Ellis Metals"). See "-- Related Transactions." Under the consulting agreement, Harold Rubenstein will be paid $72,000 per year for a five-year term and will continue to participate in EMCO's health plan. Additionally, Harold Rubenstein will receive up to $1,000 per month for the costs of acquiring and maintaining a system to retrieve commodity prices at his office. Mr. Rubenstein is also a substantial shareholder of Ellis Waste and Recycling Services, Inc., which currently leases a portion of one of the parcels of real property to be purchased by GPC or its subsidiary. Such relationship may continue following the Merger.

RELATED TRANSACTIONS

     Pursuant to the Merger Agreement, Harold Rubenstein, Beverly Rubenstein and certain affiliates have agreed to sell to GPC two parcels of real estate on which certain operations of Ellis Metals, Inc. are located. In connection therewith, Harold Rubenstein has agreed to cause Ellis Metals to meet with EMCO and GPC on a quarterly basis to agree to such extensions or modifications to the pricing agreement currently in place between Ellis Metals and EMCO (the "Pricing Agreement") so as to cause Ellis Metals to make commercially reasonable rental payments to GPC on the parcels purchased from Harold Rubenstein and to provide EMCO with commercially reasonable profits on debt owed by Ellis Metals to EMCO under the Pricing Agreement and commercially reasonable profits on other business transactions between EMCO and Ellis Metals. In addition, as long as the Pricing Agreement is in effect, EMCO and GPC shall have a five-year option beginning June 1, 1999 to purchase certain assets of Ellis Metals. In such a case, the purchase price of the assets would be determined in accordance with a formula which includes a reduction of the purchase price dollar for dollar by the amount of debt, if any, owing to EMCO by Ellis Metals under the Pricing Agreement at such time. See "The Merger and Related Transactions -- Interests of Certain Persons in the Merger."

BOARD RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF GPC HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF GPC AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY RECOMMENDED A VOTE FOR APPROVAL AND ADOPTION OF THE AGREEMENTS AND THE MERGER.

     THE BOARD OF DIRECTORS OF EMCO HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF EMCO AND ITS SHAREHOLDERS AND HAS UNANIMOUSLY RECOMMENDED A VOTE FOR APPROVAL AND ADOPTION OF THE AGREEMENTS AND THE MERGER.

                        PRO FORMA FINANCIAL INFORMATION

PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma combined condensed statement of operations gives effect to the proposed merger of GPC and EMCO by combining the results of operations of GPC for the year ended October 31, 1995 with the results of EMCO for the twelve months ended September 30, 1995, respectively, using the purchase method of accounting as if the Merger had occurred November 1, 1994 and by giving effect to the pro forma adjustments described below.

     The following unaudited combined condensed balance sheet presents the combined financial position of GPC as of October 31, 1995 and EMCO as of September 30, 1995, respectively, assuming the proposed merger occurred as of October 31, 1995, is accounted for using the purchase method and includes the pro forma adjustments described below. The allocation of the excess of the acquisition costs over the book value of the net assets to be acquired has been applied to intangible assets, based on the Company's estimate of the fair value of the net assets to be acquired. Such allocation of the purchase price may change upon final determination of the fair value of assets acquired and liabilities assumed; however management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information.

     The unaudited pro forma condensed financial information does not purport to represent what the Combined Company's results of operations would have been had the Merger occurred on the dates indicated or for any future period or date.

     The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of GPC and EMCO appearing elsewhere in this Joint Proxy Statement.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                     HISTORICAL
                                          --------------------------------
                                            GENERAL             EMCO
                                          PARAMETRICS     RECYCLING CORP.                        PRO FORMA
                                          CORPORATION      TWELVE MONTHS                          COMBINED
                                          YEAR ENDED           ENDED                             YEAR ENDED
                                          OCTOBER 31,      SEPTEMBER 30,        PRO FORMA        OCTOBER 31,
                                             1995               1995           ADJUSTMENTS          1995
                                          -----------     ----------------     -----------       ----------
Net sales...............................    $ 9,511           $ 69,590           $                $ 79,101
Cost of sales...........................      7,028             60,324                              67,352
                                           --------           --------            ------          --------
Gross profit............................      2,483              9,266                              11,749
Operating expenses:
  Marketing and sales...................      2,088                 --                               2,088
  Research and development..............      1,044                 --                               1,044
  General and administrative............      1,163              3,656               (60)(8)         5,318
                                                                                     559 (8)
  Restructuring cost....................      1,437                 --                --             1,437(12)
                                           --------           --------            ------          --------
Total operating expenses................      5,732              3,656               499             9,887
Income (loss) from operation............     (3,249)             5,610              (499)            1,862
Interest expense........................         --              1,433                86 (9)         1,519
Other (income) expense..................       (312)               (55)               95 (10)         (272)
                                           --------           --------            ------          --------
Income (loss) before income taxes.......     (2,937)             4,232              (680)              615
Provision (benefit) for (from) income
  taxes.................................       (500)             1,796              (803)(11)          493
                                           --------           --------            ------          --------
Net income (loss).......................    $(2,437)          $  2,436           $   123          $    122
                                           ========           ========            ======          ========
Net income (loss) per share.............    $ (0.48)          $ 243.60                            $   0.01
Weighted average number of shares
  outstanding...........................  5,125,000             10,000                           8,625,000

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                OCTOBER 31, 1995
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                        HISTORICAL
                                              ------------------------------
                                                GENERAL
                                              PARAMETRICS         EMCO
                                              CORPORATION   RECYCLING CORP.
                                              OCTOBER 31,    SEPTEMBER 30,      PRO FORMA        PRO FORMA
                                                 1995             1995         ADJUSTMENTS        COMBINED
                                              -----------   ----------------   -----------       ----------
ASSETS

Current assets:
  Cash and cash equivalents.................    $ 3,032         $    227         $(1,900)(4)      $  1,359
  Marketable securities.....................      3,246               --                             3,246
  Accounts receivable, net..................      1,599            4,512                             6,111
  Inventories...............................      1,718            3,185                             4,903
  Other current assets......................        362            1,434                             1,796
                                                -------         --------         -------          --------
          Total current assets..............      9,957            9,358          (1,900)           17,415
Property and equipment, net.................         58            7,213           1,100 (2)         8,371
Other assets................................        115              490                               605
Goodwill....................................         --              764            (764)(7)         8,389
                                                                                   8,389 (1)(7)
                                                -------         --------         -------          --------
          Total assets......................    $10,130         $ 17,825         $ 6,825          $ 34,780
                                                =======          =======          ======          ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Operating line of credit..................    $    --         $  4,342         $                $  4,342
  Accounts payable..........................        331            3,831                             4,162
  Other accrued liabilities.................        486              923                             1,409
  Current portion of long term debt.........         --              940                               940
                                                -------         --------         -------          --------
          Total current liabilities.........        817           10,036                            10,853
Long-term debt, less current portion........         --            4,400             950 (4)         5,350
Other liabilities...........................         --              141                               141
                                                -------         --------         -------          --------
          Total liabilities.................        817           14,577             950            16,344
                                                -------         --------         -------          --------
Stockholders' equity:
  Common stock and additional paid-in
     capital................................      3,089               97             (97)(6)        12,212
                                                                                   8,807 (1)(3)
                                                                                     316 (1)(5)
  Retained earning..........................      6,224            3,151          (3,151)(6)         6,224
                                                -------         --------         -------          --------
          Total stockholders' equity........      9,313            3,248           5,875            18,436
                                                -------         --------         -------          --------
          Total liabilities and
            stockholders' equity............    $10,130         $ 17,825         $ 6,825          $ 34,780
                                                =======          =======          ======          ========

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma financial information is based on the following assumptions and adjustments:

 (1) Reflects the issuance of common stock, warrants and cash consideration for the acquisition of EMCO as follows:

     Total acquisition costs are estimated as follows:

                                                                                     AMOUNT
                                                                                 --------------
                                                                                 (IN THOUSANDS)
     Cash payment to EMCO shareholders.........................................     $  1,150
     Issue 3,500,000 shares of GPC Common Stock (see Note 2)...................        8,807
     Issue warrants for 600,000 shares of GPC Common Stock at $4.00 per share
       and 400,000 shares at $6.00 per share...................................          316
     Cash payment for transaction costs........................................          600
                                                                                    --------
     Total estimated consideration.............................................     $ 10,873
                                                                                    ========

     The acquisition costs will be allocated for pro forma purposes as follows:

                                                                                     AMOUNT
                                                                                 --------------
                                                                                 (IN THOUSANDS)
     Current assets............................................................     $  9,358
     Property and equipment....................................................        7,213
     Other assets..............................................................          490
     Current liabilities.......................................................      (10,036)
     Long term debt............................................................       (4,541)
     Goodwill..................................................................        8,389
                                                                                    --------
                                                                                    $ 10,873
                                                                                    ========

       The above allocation of acquisition costs is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed; however, management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information. A 15 year amortization period has been selected for goodwill and utilized in the pro forma financial information.

 (2) GPC will acquire from Harold Rubinstein for $150,000 in cash and $950,000 9% notes payable in three years two parcels of real estate on which certain of Ellis Metals Inc.'s (Ellis) operations are located.

 (3) Reflects the issuance of 3,500,000 shares of GPC Common Stock at a weighted average share price of $2.52 per share in partial consideration for all the outstanding shares of EMCO Common Stock, for a total of $8,807,000. Such price reflects various discounts from the average closing market price per share as quoted on the NASDAQ during the period from November 28, 1995 through December 7, 1995. The discounts reflect, among other things, that none of the 3,500,000 shares are currently registered; 300,000 shares with demand registration rights principally at selling shareholders' expense are discounted 15% and the remaining 3,200,000 shares with "piggy-back" registration rights for two years following the closing of the transaction for up to 20% of the company owned shares that would be registered are discounted 30%.

 (4) Reflects the cash consideration of $1,150,000 in partial consideration of all the outstanding shares of EMCO Common Stock, $150,000 in cash and $950,000 in notes payable in consideration for two parcels of real estate on which certain of Ellis' operations are located and $600,000 for the payment of transaction related expenses, principally legal and accounting fees. Presented as a reduction of $1,900,000 in cash and cash equivalents, and an increase of $950,000 in long term debt.

 (5) Reflects the estimated value of 600,000 warrants to acquire GPC Common Stock at $4.00 per share and 400,000 warrants to acquire GPC Common Stock at $6.00 per share in partial consideration for all the outstanding shares of EMCO Common Stock.

 (6) Reflects the elimination of EMCO's stockholders equity accounts.

 (7) Reverse EMCO's goodwill related to its prior acquisitions and record goodwill related to GPC's acquisition of EMCO as if the transaction occurred October 31, 1995.

 (8) Reflects the reversal of EMCO's amortization of goodwill from prior acquisitions and recording amortization of goodwill arising upon GPC's acquisition of EMCO ($559,000) as if the acquisition had occurred on November 1, 1994.

 (9) Adjustment to record interest expense for $950,000 notes payable in three years which bear interest at 9% which will be issued to acquire two parcels of real estate on which certain of Ellis' operations are located.

(10) Adjustment to reduce interest income for the payment of $1,900,000 of cash consideration and related transaction costs as if the acquisitions of EMCO and two parcels of real estate on which certain of Ellis' operations are located had occurred on November 1, 1994.

(11) Adjustment to the income tax provision to reflect the combined results of operations of GPC and EMCO.

(12) The pro forma adjustments do not give effect to elimination of the non-recurring restructuring cost incurred by GPC in the amount of $1,437,000 in the year ended October 31, 1995.

                                   MANAGEMENT

MANAGEMENT OF GPC

     The executive officers and directors of GPC are as follows:

               NAME                  AGE                         POSITION
-----------------------------------  ---    ---------------------------------------------------
Gerard M. Jacobs...................  40     Co-Chairman of the Board, Co-Chief Executive
                                              Officer, Co-President and Director
T. Benjamin Jennings...............  32     Co-Chairman of the Board, Co-Chief Executive
                                              Officer, Co-President and Director
William A. Spazante................  36     Vice President, Finance and Chief Financial Officer
Daniel B. Burgess..................  31     Executive Vice President of Sales and Marketing
Michael R. Callahan................  37     Vice President, Domestic Sales
James C. Cogan.....................  56     Senior Vice President, Operations
Xavier Hermosillo..................  45     Director and Corporate Secretary

     See "Additional Matters for Consideration of GPC Stockholders -- Election of Directors" for biographies of Messrs. Jennings, Jacobs and Hermosillo.

     William A. Spazante has served as GPC's Chief Financial Officer since November 1992 and has also served as Vice President, Finance since March 1995. From April 1989 through November 1992, Mr. Spazante served in a variety of financial capacities, most recently Treasurer and Chief Accounting Officer. From July 1986 to April 1989, Mr. Spazante served as a manager and accountant with Ernst & Young in San Francisco. From July 1981 through July 1986, Mr. Spazante served as an accountant with Arthur Andersen & Co.

     Daniel B. Burgess has served as GPC's Executive Vice President of Sales and Marketing since September, 1995 and was named Division President in November 1995. From January 1995 until September 1995, Mr. Burgess served as Global Account Executive at AT&T GIS, the information technology and computer division of AT&T. From June 1992 to December 1994, Mr. Burgess served as a Marketing Manager for AT&T in the Worldwide Alliance Marketing organization responsible for building the System Integration channel and indirect channel strategies. Prior to 1992, he served in various sales management capacities for NCR Corporation in both the direct and indirect sales channels. Mr. Burgess has a B.S. in Mechanical Engineering from Rice University and a Masters in Business Administration from Southern Methodist University.

     Michael R. Callahan has served as GPC's Vice President, Domestic Sales since November 1995 and as Vice President, Sales and Marketing, Multimedia prior thereto. Mr. Callahan has served in several sales and marketing capacities with GPC. Prior to joining GPC, Mr. Callahan was Director, Sales and Marketing for Classic Technology Corporation in San Jose, CA, a manufacturer of multi-user computer systems from 1983 to 1986.

     James C. Cogan has served as GPC's Vice President, Operations since December 1984, and as Senior Vice President Operations since March 1987. From August 1983 to December 1984, Mr. Cogan served as the Vice President, Operations, of Wicat Systems, Inc., a manufacturer of central processing units for microcomputers. From February 1978 to August 1983, Mr. Cogan served as the Vice President and General Manager of the Small Systems Division at Datapoint Corporation.

MANAGEMENT OF EMCO

     The executive officers and directors of EMCO are as follows:

               NAME                  AGE                         POSITION
-----------------------------------  ---    ---------------------------------------------------
Harold Rubenstein..................  68     Chairman of the Board
George O. Moorehead................  43     President, Chief Executive Officer and Director
Donald F. Moorehead................  45     Director
Raymond F. Zack....................  47     Vice President, Director and Secretary/Treasurer
David M. Zack......................  60     Vice President and Director
Gerald Zack........................  58     Vice President
Charles R. McCurdy.................  57     Chief Financial Officer

     See "Additional Matters for Consideration of GPC Stockholders -- Election of Directors" for a biography of Donald F. Moorehead.

     Harold Rubenstein has served as Chairman of the Board of Directors of EMCO since February 1995. Mr. Rubenstein has served as the President and Chief Executive Officer of Empire Scrap Metals, Inc., a scrap processing operation, since 1970. Mr. Rubenstein has over 40 years experience in the scrap metal industry.

     George O. Moorehead has served as President, Chief Executive Officer and a director of EMCO since February 1995. From February 1990 until February 1995, Mr. Moorehead was a consultant and private investor in the waste management and scrap metal processing industries. Mr. Moorehead was a 5% owner of Empire Metals, Inc. prior to its combination with EMCO in February 1995. Mr. Moorehead served as Vice President and a member of the Board of Directors of Mid-America Waste Systems, a waste management company, from 1983 until February 1990, which he also co-founded.

     Raymond F. Zack has served as a Vice President of EMCO since May 1993. From 1978 until May 1993, Mr. Zack was Corporate Secretary and a principal of Copperstate Metals, Inc., a buyer, processor and broker of ferrous and non-ferrous metals, the assets of which were transferred to EMCO in May 1993. Prior to that time Mr. Zack was self-employed in the real estate management and development business from 1976 until 1978. Prior to that he served as Secretary and Treasurer of Aetna Smelting and Refining Company, Inc., a buyer and processor of non-ferrous metals.

     David M. Zack has served as a Vice President of EMCO since May 1993. From 1978 until May 1993, Mr. Zack was President and a principal of Copperstate Metals, Inc. Prior to that time he was President of Aetna Smelting and Refining Company, Inc. from 1969 until 1978. Prior to that he was involved in a family-owned non-ferrous metal business in Detroit, Michigan.

     Gerald Zack has served as a Vice President of EMCO since May 1993. From 1978 until May 1993, Mr. Zack was Corporate Secretary/Treasurer and a principal of Copperstate Metals, Inc. Prior to that time he was Secretary/Treasurer of Aetna Smelting and Refining Company, Inc. from 1969 until 1978. Prior to that he was involved in a family-owned non-ferrous metal business in Detroit, Michigan.

     Charles R. McCurdy has served as Chief Financial Officer of EMCO since May 1993. From 1989 until 1993, Mr. McCurdy served as Controller of Valley Steel and Supply, a scrap metal processing company. Prior to that time, Mr. McCurdy was President and Chief Executive Officer of CRM Corporation, an investment company from 1979 until 1989. Prior to that time, Mr. McCurdy had 18 years experience in finance, operational and accounting positions.

     There are no family relationships among any of the executive officers or directors of EMCO except as follows: Raymond Zack, Gerald Zack and David Zack are brothers. Donald F. Moorehead and George O. Moorehead are brothers.

MANAGEMENT OF GPC AND EMCO FOLLOWING THE MERGER

     The executive officers and directors of GPC following the Merger will be as follows:

             NAME               AGE                            POSITION
------------------------------  ---     ------------------------------------------------------
Gerard M. Jacobs..............  40      Director, President and Chief Executive Officer
T. Benjamin Jennings..........  32      Chairman of the Board of Directors, Director and Chief
                                          Development Officer
George O. Moorehead...........  43      Director and Executive Vice President
Harold Rubenstein.............  68      Director
Raymond Zack..................  47      Director
Xavier Hermosillo.............  45      Director and Secretary
Donald F. Moorehead...........  45      Director
William A. Spazante...........  36      Vice President, Finance and Chief Financial Officer

     The executive officers and directors of EMCO following the Merger will be as follows:

             NAME               AGE                            POSITION
------------------------------  ---     ------------------------------------------------------
George O. Moorehead...........  43      Director and President
Gerard M. Jacobs..............  40      Director
T. Benjamin Jennings..........  32      Director
Harold Rubenstein.............  68      Director
Raymond Zack..................  47      Director
Xavier Hermosillo.............  45      Director
Charles R. McCurdy............  57      Vice President, Finance, Secretary and Treasurer
Donald F. Moorehead...........  45      Director

                                BUSINESS OF GPC

     GPC was founded in 1981 and re-incorporated in Delaware in June 1986. GPC designs, manufactures and markets color printers and related consumables, including ribbons, transparencies and paper. GPC's products are designed for people in business, government and education who use color output as a normal part of their activities.

     On December 4, 1995, GPC announced that it had entered into an agreement to acquire all of the stock of EMCO. The agreement proposes that EMCO will become a wholly-owned subsidiary of GPC, and the EMCO shareholders will collectively receive a total of 3,500,000 shares of common stock of GPC, plus warrants to purchase 600,000 shares of GPC at $4.00 per share, plus warrants to purchase 400,000 shares of GPC at $6.00 per share, plus $1,150,000 in cash. The agreement is conditioned upon completion of GPC's "due diligence" review of EMCO, including an environmental assessment of EMCO's properties. GPC hopes to close the transaction as soon after the Annual Meeting as is practicable.

     In October 1995, GPC elected to discontinue a portion of its electronic presentation products, including VideoShow, VideoShow PRESENTER and related products and recorded Restructuring Costs of $1,437,000. Also in October 1995, GPC recorded a $716,000 special charge in Cost of Sales for the repositioning of its color printer products. The charges are comprised of: writedowns of discontinued ($530,000) and slow-moving ($395,000) inventory, write-offs of Capitalized Software Development Costs for discontinued products ($524,000) and color printers ($321,000), write-off of fixed assets ($203,000) associated with the manufacturing of discontinued products and a reserve of $180,000 for lease costs related to excess facilities to be vacated and sub-leased. All of the Restructuring Costs and Other Special Charges except for the reserve for excess leased facilities (which GPC estimates will be used over the next two years) are non-cash charges. Also refer to "Management's Discussion and Analysis of Financial Condition and Results of Operations".

INDUSTRY OVERVIEW

     The management and communication of information is integral to all organizations. Organizations frequently use a variety of charts, graphs, diagrams, photographs, drawings and other images to present important information in management meetings, board meetings, sales presentations, training seminars, etc. In recent years, computer hardware and software graphics products have been introduced to address the presentation graphics market. Personal computer based systems simplify and automate the creation and modification of charts, graphs and drawings, and allow for the inclusion of photographic images. During the past few years, an increasing market has developed for presentation graphics software packages which produce presentation images for personal computers. The user can then output such images to a color printer for color overhead transparencies, color hardcopy printout or other similar output applications. Alternatively, the user can incorporate these images in an electronic video presentation using a personal or notebook computer or an electronic video presentation system.

PRODUCTS

     GPC offers two color thermal printers and one dye sublimation color printer solution for creating professional quality business graphics and presentations. The Spectra*Star 240 and Spectra*Star 280 both produce high quality prints and overhead transparencies at low cost. Both feature 600 by 300 dots-per-inch (dpi) resolution and printing speeds up to two pages per minute. They feature plain paper printing using a proprietary ribbon technology. They are network compatible and offer switching among serial, parallel and AppleTalk ports.

     The Spectra*Star 280 contains a 33 MHz Intel RISC processor and provides capabilities such as 52 professional fonts, Level 2 PostScript and HPGL capability, 10 megabytes of RAM memory (with the ability to expand to 32 megabytes)and color matching. The Spectra*Star 240 contains a 25 MHz Intel RISC processor, comes with 6 megabytes of RAM memory (expandable to 24 megabytes) and provides capabilities such as 52 professional fonts, Level 2 PostScript and HPGL capabilities and color matching. The Spectra*Star DSx is GPC's full bleed, 600 dpi dye sublimation color printer. The Spectra*Star DSx provides photo-realistic quality output and offers continuous tone four color prints at 600 by 300 dpi with edge-to-edge printing on both letter size and international page formats. The DSx contains a 33 MHz Intel RISC processor and provides capabilities such as 52 professional fonts, Level 2 Postscript capability, 16 megabytes of RAM memory (with the ability to expand to 96 megabytes) and color matching.

     The Spectra*Star 240, 280 and DSx color printers come with two Pockettes(TM) an innovative modular expansion system. Pockettes accepts plug-in cartridges that expand the printer's capabilities. The Ethernet Local Area Network Cartridge supports the eight most popular Ethernet protocols and allows the user to operate the color printer as a Local Area Network server. GPC also offers a 120 megabyte Hard Disk Cartridge which supports print spooling and extended font storage.

     GPC supplies color printer consumables such as ribbons, paper, transparencies, sleeves, and fabric transfer materials for its Spectra*Star color printers. Some of these consumables are also fully compatible with Tektronix Phaser II color printers.

TECHNOLOGY

     GPC manufactures its Spectra*Star color printers using either a thermal wax transfer or dye sublimation printing engine; both types of engines are acquired from a third party supplier. The Spectra*Star series of printers is designed to cover a wide price/performance range and supports the most popular software standard, PostScript Level 2. Current models are equipped with serial and parallel ports as well as an Apple Talk interface. GPC designed and manufactures its own controller which is based on a high performance RISC processor. GPC's controller architecture also allows it to support two Pockettes(TM) which can allow optional Ethernet and Hard Disk cartridges. These features provide for expanded capabilities which help distinguish Spectra*Star from other printers in this class.

     GPC licenses a PostScript interpreter which was developed for it by a third party and for which GPC pays a royalty for each unit shipped.

MARKETING AND SALES

     GPC uses a variety of marketing techniques to increase the visibility of its products, including print advertising, participation in trade shows, direct mail, catalogues, press releases and other public relations programs. GPC also conducts seminars in cooperation with dealers to help prospective end users learn about its products. GPC advertises in trade publications, catalogues, business magazines and vertical market magazines such as those in training and government. These advertisements are oriented toward managers and executives in the private and public sectors who use color business graphics to make presentations as a normal part of their responsibilities, including trainers and management consultants and staffs of audio/visual departments in large companies.

     GPC sells its products primarily through independent distributors and dealers, both in the United States and internationally. Currently, GPC's domestic dealer network consists of audio visual dealers, presentation products dealers, computer dealers, LCD panel dealers and office equipment dealers. GPC's domestic distribution channel consisted of approximately 100 dealers as of October 31, 1995. GPC supports its dealer network with in-house and regional sales personnel.

     GPC currently sells its products internationally through approximately 40 distributors and dealers to customers in Western Europe, Canada, Australia and the Far East. Total export sales (principally to Europe) were $2,911,000, $2,547,000 and $2,885,000, in fiscal 1995, 1994 and 1993, respectively. Because the majority of GPC's export sales were primarily billed and payable in United States dollars, they were not directly subject to fluctuating currency exchange rates. GPC currently has a European field office in England.

     In fiscal 1995, 1994, and 1993, the top 10 dealers (domestic and international) accounted for approximately 33%, 32% and 41%, respectively, of GPC's sales. During fiscal 1995 and fiscal 1994, there were no single customers with sales greater than 10%. During fiscal 1993, approximately 11% of GPC's net sales were to a single customer, Lanier Worldwide, Inc. (Lanier). Lanier purchased Spectra*Star and several of

GPC's discontinued products for re-sale to its customers either under the General Parametrics label or under its own private label. GPC currently engages in no material business with Lanier.

     GPC manufactures its products on the basis of expected near-term demand. GPC typically ships products shortly after receipt of orders and orders may vary widely on a daily and monthly basis. Accordingly, GPC does not believe that backlog is a meaningful indicator of future business.

COMPETITION

     GPC faces competition in its color thermal, dye sublimation and color printer supplies businesses. In recent years, the market for color printers has grown substantially. The low end of the market is dominated by low cost ink jet technology printers sold primarily to business users and consumers. The market for high end color printers has historically been business presentation users, government presentation users, graphic arts, and engineering and scientific applications. Many of these customers have purchased color printers which provide high quality color images, faster printed speed and low cost per printed page. GPC has positioned itself to compete in the color marketplace with its Spectra*Star series of printers. The thermal series competes with several other brands of color thermal printers, some of which are Tektronix, Seiko and Fargo. In recent years, products based on three additional high end color printing technologies have been introduced: solid ink (also called "phase change" or "crayon"), dye sublimation and color laser. Some of the competitive brands for GPC's Spectra*Star DSx dye sublimation printer are Tektronix, Kodak, 3M, Seiko and Super Mac. GPC currently does not offer an ink-jet, solid ink or color laser printer. GPC is exploring additional printer technologies to add to its existing product offerings.

RESEARCH AND DEVELOPMENT

     During fiscal 1995, 1994 and 1993 research and development expenses were $1,044,000, $1,371,000 and $1,478,000, respectively. In fiscal 1995, 1994 and
1993 GPC capitalized $424,000, $784,000 and $787,000, respectively, of development costs under the provisions of Statement of Financial Accounting Standards No. 86 (see Note 2 of Notes to Consolidated Financial Statements). A substantial portion of research and development for GPC's products had been performed by GPC.

     As part of its restructuring as described above, GPC has discontinued certain products that were research and development intensive. Historically from its inception, GPC had maintained a continuous program of enhancing existing products and introducing new products that have extended its various product lines. Recently, GPC had significantly reduced its research and development expenditures to attempt to align such costs with overall expected revenues. With the restructuring as described above, GPC intends to identify and potentially sell completed color printer products on an OEM basis, thereby reducing the need for significant research and development. Further, GPC intends to supplement necessary research and development with the use of outside consultants and additional staff as required. GPC believes that its future success will depend on its ability to continue to enhance its existing products and to identify and successfully develop new products which satisfactorily meet specific market needs in a cost-effective manner. There can be no assurance, however, that GPC's product development efforts or product identification efforts will result in commercially successful products or that GPC's products will not be rendered obsolete by changing technology. Additionally, the introduction of certain enhanced or new products could adversely affect sales of existing products. Lack of commercial acceptance of enhanced or new products introduced by GPC could adversely affect GPC's results of operations.

MANUFACTURING

     GPC has a manufacturing plant in Berkeley, California at which it performs the assembly, testing and inspection of its products. As part of its restructuring described above, GPC recorded a charge of $180,000 to reflect excess capacity at its Berkeley facility, which it intends to vacate and sublease.

     GPC principally uses standard components from multiple vendors. However, in many of its products, certain components are purchased from sole-source suppliers. GPC also purchases certain printer consumables from sole-sources. There is no guarantee that the supply of sole-source components and consumables from these suppliers, along with any new, improved and lower cost components will continue to be made available to GPC. GPC attempts to reduce the risk of interruption in supply of components by maintaining adequate inventory. Loss or interruption of the supply of components from sole-source suppliers would require additional management and engineering efforts to develop and qualify alternate sources, and any such loss could result in delays in product shipments, which could adversely affect GPC's results of operations.

PATENTS AND PROPRIETARY RIGHTS

     GPC relies primarily upon trade secret laws and non-disclosure agreements to establish its proprietary interest in its products and to maintain the confidentiality of its technology. In addition GPC has registered trademarks on many of its product names and holds several copyrights. While GPC believes that such protection is of value, GPC continues to rely principally upon technological expertise and marketing skills to identify, develop and market competitive products, rather than upon patent protection or trade secret laws.

     Due to the extensive patent coverage in the electronics industry, it is possible that certain elements of GPC's products may infringe existing or future patents. GPC is not aware of any such infringement with respect to any of the products that it currently manufactures and believes that, based on industry practice, any necessary licenses under patents could be obtained on conditions not materially adverse to GPC. However, should it be necessary to license a patent in the future, no assurance can be given that licenses would be offered by patent holders in such situations or that terms of such licenses would be acceptable to GPC. Should it be necessary in the future to obtain a license on a key patent and such license is not then available, GPC could incur substantial liabilities and may need to suspend the manufacture of those products utilizing the patented product or process, which, in turn, could have a material adverse effect on GPC's results of operations.

EMPLOYEES

     As of October 31, 1995, GPC had 41 full-time employees, of whom 11 were in administration, 4 in research and development, 13 in manufacturing and 13 in sales, marketing and product support. As noted in "Research and Development" above, GPC had significantly reduced its research and development expenditures to attempt to align such costs with expected revenues. With the restructuring as described above, GPC intends to identify and potentially sell completed color printer products on an OEM basis, thereby reducing the need for significant research and development. Further, GPC intends to supplement necessary research and development with the use of outside consultants as needed. GPC's future success will depend, in part, on its ability to continue to attract and retain highly qualified and motivated technical, marketing and management personnel, who are in great demand. GPC has no key life insurance policies or employment contracts with any of such personnel. GPC has never had a work stoppage and no employees are represented by a labor union.

PROPERTIES

     During the third quarter of fiscal 1994, GPC exercised its option to terminate its lease for its plant and office space that was due to expire July 1999. Simultaneous with the termination, GPC signed a three year lease covering approximately 28,000 square feet in the same facility, that expires November 4, 1997. GPC has an option to extend the lease for an additional thirty-six months. As part of its restructuring described above, GPC recorded a charge of $180,000 to reflect excess capacity at the Berkeley facility, which it intends to vacate and sublease. Management believes that the current facility has been developed to be highly suitable to GPC's mix of manufacturing, office and storage requirements, however that it is excessive in light of its restructuring described above.

     Minimum lease payments for each of the next two fiscal years (through termination of the lease) are $184,000 per year. There are no future minimum lease payments for any periods thereafter. Net rental expenses under operating leases were $193,000, $294,000 and $300,000 for fiscal 1995, 1994 and 1993, respectively. In addition, GPC leases space for its Printer Development Center in Incline Village, Nevada, however, subsequent to year end, GPC exercised its option to terminate the lease.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                   CONDITION AND RESULTS OF OPERATIONS OF GPC

RESULTS OF OPERATIONS

     The following table sets forth for the periods indicated the percentage which selected items in the Consolidated Statement of Operations bear to net sales and the percentage change of such items as compared to the prior indicated period.


                                                                                      INCREASE
                                                                                     (DECREASE)
                                                     PERCENTAGE OF NET SALES      OVER PRIOR YEAR
                                                     YEAR ENDED OCTOBER 31,       FY95 VS. FY94 VS.
                                                    -------------------------     ----------------
                                                    1995      1994      1993      FY 94      FY 93
                                                    -----     -----     -----     ------     -----
Net sales.........................................  100.0%    100.0%    100.0%       (23)%    (14)%
Cost of sales.....................................   73.9      62.6      59.4         (9)      (9)
Gross profit......................................   26.1      37.4      40.6        (46)     (21)
Operating expenses:
Marketing and sales...............................   22.0      24.0      27.3        (29)     (24)
Research and development..........................   11.0      11.1      10.3        (24)      (7)
General and administrative........................   12.2       9.0       6.4          5       21
Restructuring charges.............................   15.1        --        --         --       --
Total operating expenses..........................   60.3      44.1      44.0          5      (14)
Income (loss) from operations.....................  (34.2)     (6.7)     (3.4)      (292)     (71)
Interest income...................................    3.3       2.2       2.2         36      (26)
Income (loss) from operations.....................  (30.9)     (4.8)     (1.2)      (390)    (241)
Net income (loss).................................  (25.6)%    (1.7)%      .1%    (1,050)%   (296)%

FISCAL 1995 TO FISCAL 1994

  Special Charges

     In October 1995, GPC elected to discontinue a portion of its electronic presentation products, including VideoShow, VideoShow PRESENTER and related products and recorded Restructuring Costs of $1,437,000. Also in October 1995, GPC recorded a $716,000 special charge in Cost of Sales for the repositioning of its color printer products. The charges are comprised of: writedowns of discontinued ($530,000) and slow-moving ($395,000) inventory, write-offs of Capitalized Software Development Costs for discontinued products ($524,000) and color printers ($321,000), writedown of fixed assets ($203,000) associated with the manufacturing of discontinued products and a reserve of $180,000 for lease costs related to excess facilities to be vacated and sub-leased. All of the Restructuring Costs and Special Charges except for the reserve for excess leased facilities (which GPC estimates will be used over the next two years) are non cash charges. Revenues for terminated products were $2,311,000, $4,222,000 and $6,645,000 for fiscal years ended 1995, 1994 and 1993, respectively. GPC's current product focus is color printers and color printer consumables.

RESULTS OF OPERATIONS

     Fiscal 1995 net sales were $9,511,000, a $2,827,000 (22.9%) decrease from fiscal 1994 net sales of $12,338,000. The net sales decrease was primarily attributed to lower unit shipments and price reductions in GPC's terminated electronic presentation ($1.9 million decrease) and color printer products ($.9 million decrease). GPC's color printer consumables business remained flat with the prior year. The decrease in the electronic presentation business was attributed to competitive product pressures, softness in governmental purchases and lower sales outside the United States. See "Special Charges" above for a discussion of the electronic presentation line of products. The decrease in GPC's color printer line of products was attributed to competitive product pressures, such as ink-jet, color laser and phase change printer products, as well as color thermal and dye sublimation product competition. The color printer market is a highly competitive market and is increasingly becoming dominated by large, well known, strongly capitalized companies with the ability to spend significantly more resources than GPC. GPC continues its efforts at expansion of its distribution and OEM channels for both color printers and consumables. Through advertising and related programs, demonstration unit programs and similar sales and marketing efforts, GPC will attempt to increase lead count and ultimately sales. GPC is also attempting to expand its product offerings through the identification of new products that it can sell under its label through its distribution channels. There can be no assurance that GPC's efforts at lead count generation, brand name identification, and expanded product offerings will be successful or will lead to increased sales. In addition, increased competitive pressures could result in further price reductions for GPC's existing color thermal and dye sublimation products and consumables, which would have a materially adverse impact on operating results.

     Gross margin was 26.1% of net sales during fiscal 1995, compared to 37.4% one year earlier. As discussed in "Special Charges" above, GPC recorded a charge of $716,000 to cost of sales. Exclusive of the special charge, the gross margin would have been $3,199,000 or 33.6% of net sales. The decrease in gross margin, exclusive of the special charge, from the prior year was due to a shift in GPC's product mix from higher margin electronic presentation products to lower margin color printer and consumable products and higher per unit color printer costs associated with more expensive foreign components resulting from the weakened United States dollar. GPC currently expects gross margins for the printer and consumables to be in the 30% to 40% range for fiscal 1996.

     Marketing and sales expenses were $2,088,000 (22.0% of the net sales) for fiscal 1995, compared to $2,959,000 (24.0% of the net sales) for fiscal 1994. The decreased expenditures were the result of planned reductions in payroll and related expenditures, travel and entertainment costs, and advertising and related expenses. GPC plans to continue its efforts at cost containment. As a result of the restructuring of GPC's operations noted in "Special Charges" above, GPC has re-focused its marketing and sales efforts at its color printer and consumables business.

     Research and development costs (before taking into effect the net capitalization of software development costs) were $895,000 (9.4% of the net sales) for fiscal 1995, compared to $1,355,000 (11.0% of the net sales) for fiscal 1994. The decreased expenditures were primarily in payroll and related costs and direct project material costs. As described in "Special Charges" above, GPC has restructured its operations at the end of its fourth quarter. As a result of the discontinuance of its multimedia products and the focus on its color printer business, GPC will spend significantly less time and costs on research and development than it has in the past. GPC will place more emphasis on identification of new products that it can acquire and re-sell under its own label, while maintaining the quality of its existing color thermal and dye sublimation product offerings. GPC will continue to evaluate the market and apply research and development resources as necessary to maintain a competitive line of products.

     General and administrative expenditures were $1,163,000 (12.2% of the net sales) in fiscal 1995, compared to $1,113,000 (9.0% of the net sales) for fiscal 1994. During the fourth quarter, GPC recorded additional bad debt reserves totaling approximately $150,000. GPC plans to continue its efforts at cost containment of general and administrative expenses wherever possible.

     As a result of the above-mentioned factors, the loss from operations for fiscal 1995 was $3,249,000, which included restructuring and other costs of $2,153,000, compared to the loss from operations for fiscal 1994 of $829,000.

     Interest income was $312,000 during fiscal 1995, compared to $229,000 during fiscal 1994. The increase was primarily attributed to the recording of a loss during 1994 of $78,000 for certain of GPC's investments.

     As a result of the above-mentioned factors, the loss before income taxes was $2,937,000 for fiscal 1995 compared to the loss before income taxes of $600,000 for fiscal 1994.

     The benefit from income taxes for fiscal 1995 was $500,000 compared to $388,000 for fiscal 1994. The benefit for fiscal 1995 was primarily due to GPC's pre-tax loss and significant amounts of tax-free interest income. Due to GPC's recent history of operating losses, a valuation allowance has been recorded for the net deferred tax assets.

     The net loss was $2,437,000 ($.48 per share) in fiscal 1995 (which includes restructuring and other costs totaling a pretax charge of $2,153,000) compared to the net loss of $212,000 ($.04 per share) in fiscal 1994.

FISCAL 1994 TO FISCAL 1993

     Fiscal 1994 net sales were $12,338,000, a $1,998,000 (13.9%) decrease from fiscal 1993 net sales of $14,336,000. The net sales decrease was primarily attributed to lower unit shipments of GPC's electronic presentation products, due to competitive product pressures, softness in governmental purchases and lower sales outside the United States. During fiscal 1994, revenues in GPC's color printer business increased modestly as GPC continued its efforts at expansion of its distribution channels for color printers and consumables.

     Gross profit was 37.4% of net sales during fiscal 1994, compared to 40.6% one year earlier. The decrease in gross margin was due to a shift in GPC's product mix to lower margin products and the weaker U.S. dollar as compared to certain foreign currencies which resulted in higher costs for some components/products sourced outside the United States. Marketing and sales expenses were $2,959,000 (24.0% of the net sales) for fiscal 1994, compared to $3,899,000 (27.3% of the net sales) for fiscal 1993. The decreased expenditures were the result of planned reductions in payroll and related expenditures, travel and entertainment costs, and advertising and related expenses.

     Research and development costs (before taking into effect the net capitalization of software development costs) were $1,355,000 (11.0% of the net sales) for fiscal 1994, compared to $1,645,000 (11.5% of the net sales) for fiscal 1993. The decreased expenditures were primarily in payroll and related costs and direct project material costs. As a result of the completion of several major development projects and the overall company-wide objective of lowering operating costs, GPC replaced only a portion of the personnel who left through normal attrition. Also, during the third quarter, GPC purchased a third party multimedia presentation software product called EasyShow.

     General and administrative expenditures were $1,113,000 (9.0% of the net sales) in fiscal 1994, compared to $923,000 (6.4% of the net sales) for fiscal 1993. During the third quarter, GPC exercised its option to terminate its lease for its existing plant and office space that was due to expire July 1999. The net cost of the lease termination was $81,000. Simultaneous with the termination, GPC signed a three year lease that substantially reduces its yearly rent cost. As a result of the above, along with increases in certain miscellaneous expenses, general and administrative expenses increased during fiscal 1994. In the future, GPC plans to continue its efforts at cost containment of general and administrative expenses.

     As a result of the above-mentioned factors, the loss from operations for fiscal 1994 was $829,000 compared to the loss from operations for fiscal 1993 of $486,000.

     Interest income was $229,000 during fiscal 1994, compared to $310,000 during fiscal 1993. The decrease was primarily attributed to the recording of a loss of $78,000 for certain of GPC's investments.

     As a result of the above-mentioned factors, the loss before income taxes was $600,000 for fiscal 1994 compared to the loss before income taxes of $176,000 for fiscal 1993.

     The benefit from income taxes for fiscal 1994 was $388,000 compared to $284,000 for fiscal 1993. The benefit for fiscal 1994 was primarily due to GPC's pre-tax loss, significant amounts of tax-free interest income, the availability of research and development credits, and a refund of taxes paid in prior years.

     The net loss was $212,000 ($.04 per share) in fiscal 1994 compared to net income of $108,000 ($.02 per share) in fiscal 1993.

FISCAL 1993 TO FISCAL 1992

     Fiscal 1993 net sales were $14,336,000, a $2,331,000 (13.9%) decrease from fiscal 1992 net sales of $16,667,000. The decrease in net sales was primarily attributed to economic weakness in GPC's commercial markets, softness in governmental purchases, and lower product prices. In addition, GPC experienced significant product and pricing competitive pressures in its electronic presentation and color printer market-places. During fiscal 1993, GPC expanded its distribution channel for color printer supplies. As a result, revenues for the overall color printer business increased slightly even though hardware unit sales decreased marginally and average hardware unit selling prices decreased substantially. During the fourth quarter of fiscal 1993, GPC began shipping its new VideoShow PRESENTER, an advanced remote control/teleprompter product for the personal and notebook computer marketplace.

     Gross profit was 40.6% of net sales during fiscal 1993, compared to 45.8% one year earlier. The decrease in gross margin was due to a shift in GPC's product mix to lower margin products and lower overall product prices as a result of market pressures.

     Marketing and sales expenses were $3,899,000 (27.3% of the net sales) for fiscal 1993 compared to $4,385,000 (26.3% of the net sales) for fiscal 1992. The decreased expenditures in absolute dollars were the result of lower earned commissions as a result of lower sales, lower advertising and related costs and lower overhead costs due to cost containment measures.

     Research and development expenditures (before taking into effect the net capitalization of software development costs) were $1,645,000 (11.5% of the net sales) during fiscal 1993 compared to $1,619,000 (9.7% of the net sales) for fiscal 1992. Research and development expenditures increased slightly even though the net sales declined due to GPC's intent to continue investing in research and development activities aimed at creating new products and technologies.

     General and administrative expenditures were $923,000 (6.4% of the net sales) during fiscal 1993 compared to $1,119,000 (6.7% of the net sales) during fiscal 1992. The decrease in absolute dollars was primarily attributable to lower personnel costs, legal fees and provisions for doubtful accounts.

     As a result of the above mentioned factors, the loss from operations for fiscal 1993 was $486,000 compared to the income from operations for fiscal 1992 of $571,000.

     Interest income was $310,000 during fiscal 1993 compared to $968,000 for the same period one year ago. This decrease was the result of: less available cash, cash equivalents and marketable securities as a result of the completion of GPC's repurchase of 3,100,000 shares of its common stock for $10,947,000 on August 5, 1992; and lower prevailing market interest rates. As a result of the above mentioned factors, the loss before income taxes was $176,000 for fiscal 1993, compared to the income before income taxes of $1,539,000 for fiscal 1992.

     The benefit from income taxes for fiscal 1993 was $284,000 compared to the provision for income taxes of $493,000 for fiscal 1992. The benefit for fiscal 1993 was primarily due to GPC's pre-tax loss, significant amounts of tax-free interest income, the availability of research and development credits, and a refund of taxes paid in prior years.

     Net income was $108,000 ($.02 per share based on 5,095,000 shares) in fiscal 1993 compared to $1,046,000 ($.14 per share based on 7,336,000 shares) in fiscal 1992.

LIQUIDITY AND CAPITAL RESOURCES

     GPC's principal source of cash is the collection of accounts receivable resulting from the sales of its products. At October 31, 1995, GPC had cash, cash equivalents and marketable securities of $6,393,000 as compared to $5,491,000 at October 31, 1994. The increase in cash is primarily the result of the net collections in accounts receivable, less purchases of inventory, reductions in operating expenses and the discontinuance of GPC's dividend on August 30, 1995. GPC currently has no plans to declare and pay a dividend.

     GPC has a $2,000,000 Unsecured Documentary Letter of Credit Line ("Letter of Credit") specifically intended to facilitate the purchase of product components through Letters of Credit. Under the terms of this arrangement, GPC may utilize credit for up to three days for each purchase that utilizes the Letter of Credit facility. This Letter of Credit is subject to issuance and negotiation fees of 0.25% and expires for new letter of credit issuances on March 30, 1996. As of October 31, 1995, GPC had $60,000 of purchase commitments outstanding through this facility. As a result of the current year net loss, GPC technically was in violation of the profitability covenant to this agreement. GPC has obtained a waiver of this covenant and is currently in the process of renewing this letter of credit facility.

     GPC's new Board of Directors (elected on August 30, 1995) intends to cause GPC to actively pursue acquisitions and mergers in unrelated fields, including, but not limited to scrap metal recycling and/or telecommunications. Depending on the nature and size of potential acquisitions, mergers and other transactions, if any, GPC's cash flows from operating and investing activities, together with its cash, cash equivalents and marketable securities may not be sufficient in the future. GPC may have to supplement these sources of liquidity with additional sources of funds such as borrowings, stock offerings, etc. On December 4, 1995, GPC announced that it has entered into an agreement to acquire all of the stock of EMCO Recycling Corp. ("EMCO"), a metal recycling company that processes ferrous and non-ferrous metals. The agreement is conditioned upon completion of GPC's "due diligence" review of EMCO, including an environmental assessment of EMCO's properties. GPC intends to present the agreement to its stockholders for approval in March 1996, and hopes to close the transaction as soon thereafter as practicable.

     From its inception, GPC has maintained a continuous program of enhancing existing products and introducing new products that have extended its various product lines. As described in "Special Charges" above, GPC has restructured its operations at the end of its fourth quarter. As a result of the discontinuance of its multimedia and related products and the focus on its color printer and consumables business, GPC will spend significantly less costs on research and development than it has in the past. GPC will place more emphasis on identification of new products that it can acquire and re-sell under its own label, while maintaining the quality of its existing color thermal and dye sublimation product offerings. GPC will continue to evaluate the market and apply research and development resources as necessary to maintain a competitive line of products.

     GPC believes that its future success will depend on its ability to continue to enhance its existing products and to identify and/or develop new products which satisfactorily meet specific market needs in a cost-effective manner. There can be no assurance, however, that GPC's efforts will result in commercially successful products or that GPC's products will not be rendered obsolete by changing technology. Additionally, the introduction of certain enhanced or new products could adversely affect sales of existing products. Lack of commercial acceptance of enhanced or new products introduced by GPC could adversely affect GPC's results of operations.

     GPC principally uses standard components from multiple vendors. However, in many of its products, certain components are purchased from sole-source suppliers. GPC also purchases some printer consumables from sole-sources. There is no guarantee that the supply of sole-source components and consumables from these suppliers, along with any new, improved and lower cost components will continue to be made available to GPC. GPC attempts to reduce the risk of interruption in supply of components by maintaining adequate inventory. Loss or interruption of the supply of components from sole-source suppliers would require additional management and engineering efforts to develop and qualify alternate sources, and any such loss could result in delays in product shipments which could adversely affect GPC's results of operations.

                                BUSINESS OF EMCO

BUSINESS

     EMCO is engaged in recycling scrap metals, both ferrous and non-ferrous, excluding precious metals. It is the largest operation of its kind in Arizona and one of the largest in the Southwestern states. Non ferrous metals account for approximately 75% of revenues and ferrous metals the remainder.

     EMCO acquires metal from a wide variety of sources which include the general public, industrial companies, utilities, governmental agencies, major Arizona copper mines, other scrap dealers and metal brokers. The material is sorted, processed by stripping, chopping, shredding and torching and then packaged in a variety of ways to meet the particular needs of individual customers.

     A fleet of trucks, trailers and roll-off containers is maintained by EMCO to transport material from suppliers and to customers. In addition, EMCO utilizes railroad and independent trucking for a major portion of its outbound hauling. EMCO also operates an on-site service and repair facility for its rolling stock and for the equipment used in processing inventories.

FLUCTUATING METALS PRICES

     EMCO's operations are subject to price fluctuations which occur in the metals commodities markets. The company does not enter into futures contracts for speculative or trading purposes. EMCO does enter into metals futures contracts when it determines that such contracts are necessary to hedge significant contractual or firm commitments. In December 1995, the company entered into its first futures contract to hedge a contractual commitment to provide 400,000 lbs. of copper to a customer. EMCO generally is able to limit its exposure to fluctuating metals prices by turning its ferrous and non-ferrous inventories approximately ten and twenty-four times per year, respectively, and by entering into short term (month to month) purchase and sale commitments which allow for price adjustments based on current metals prices.

LOCATIONS

     EMCO owns a 25 acre site in an industrial area of Phoenix, Arizona, which houses its main offices and processing facilities. In addition, EMCO has seven collection centers in the Phoenix metropolitan area and one in Prescott, Arizona. The majority of the collection centers are on long-term leases. In July 1995, EMCO entered into an exclusive contract with a related party, Ellis Metals, Inc., to purchase all of the metal that Ellis Metals acquires from its locations in Tucson, Casa Grande and Lake Havasu City, Arizona. See "The Merger and Related Transactions -- Related Transactions."

CORPORATE HISTORY

     EMCO Recycling L.L.C., which began operations on May 1, 1993, was formed when Copperstate Metals, Inc. ("Copperstate") contributed to EMCO all of its assets and liabilities and Empire Metals, Inc. ("Empire") contributed to EMCO certain of its assets and liabilities. In exchange for such contributions, Copperstate and Empire received a 30% and 60%, respectively, ownership interest in EMCO. Both contributions were made in order to combine the two operations of Copperstate and Empire in order to better compete in the industry. After the contributions, each company ceased its independent scrap metal processing operations. Both Empire and Copperstate are Arizona corporations and both had previously undergone Chapter 11 bankruptcy proceedings. Although Copperstate's amended plan of reorganization was ultimately approved by the Bankruptcy Court, the transfer of assets and liabilities to EMCO Recycling L.L.C. was made prior to such approval, which approval was subsequently obtained. No such court approval was obtained for Empire Metals, which contributed only a portion of its assets and liabilities and EMCO believes no such approval was necessary. Raymond Zack, Gerald Zack and David Zack were the owners and operators of Copperstate and Harold Rubenstein was the majority shareholder of Empire. In February 1995, EMCO Recycling L.L.C. was merged with and into EMCO with EMCO remaining as the surviving corporation with the former owners of EMCO Recycling L.L.C. becoming the shareholders of EMCO.

     The following is a summary of the assets and liabilities contributed to EMCO Recycling L.L.C. by the shareholders, together with the equity ownership of each:

                                                                                        OWNERSHIP
                                                            ASSETS       LIABILITIES    PERCENTAGE
                                                          ----------     ----------     ---------
Empire Metals, Inc......................................  $  997,443     $  887,243       60.00%
Copperstate Metals, Inc. ...............................   3,683,863      4,584,567       30.00
Donald F. Moorehead.....................................           *              0        5.00
George O. Moorehead.....................................           *              0        5.00
                                                          ----------     ----------       -----
                                                          $4,681,306     $5,471,810         100%
                                                          ==========     ==========       =====

---------------
* Donald F. Moorehead and George O. Moorehead provided a credit facility in the amount of $3,000,000 for working capital.

     Initially, the structure of EMCO consisted of EMCO Recycling Corp. as the agent on behalf of EMCO Recycling, L.L.C. In December 1993, two wholly owned subsidiary companies were formed for workers compensation insurance purposes. EMCO Trading, Inc. and USA Southwestern Carrier, Inc. are the employers of the staff involved in the non-ferrous operations and the trucking and maintenance activities, respectively.

     In July 1993, EMCO purchased the equipment and rolling stock of Valley Steel & Supply Company and entered into a non-competition agreement and an employment agreement to utilize the services of one of the owners of Valley Steel. This acquisition, together with the business operations from Empire and Copperstate completed the combination of three family-owned scrap operations in the Greater Phoenix Metropolitan area.

     In February 1995, EMCO Recycling Corp. and EMCO Recycling L.L.C. were formally merged, with EMCO Recycling Corp. (a "C" corporation) being the surviving entity and the 100% parent of EMCO Trading, Inc. and U S A Southwestern Carrier, Inc., all Arizona corporations.

CUSTOMERS

     Virtually all sales are made to substantial smelter customers, either directly or through metal brokers. Less than 1% of sales are made to foreign customers but such sales are made through well established customs brokers and on receipt of letters of credit.

SUPPLIERS

     EMCO acquires a significant portion of its non-ferrous material directly from the public through its collection centers and is actively seeking additional sites, since this metal is acquired at the most favorable price available. EMCO has an active purchasing staff soliciting business from commercial and industrial customers and currently has an inventory in excess of 475 roll off boxes situated at suppliers' locations throughout the state of Arizona. These containers are scheduled for regular pickup (for which EMCO receives a fee) and provide a steady and relatively predictable flow of material each month.

COMPETITION

     While EMCO is the largest scrap operation in Arizona, it does face competition from other local scrap companies, both on the supply side and with customer sales. An indication of EMCO's strength, however, is that it regularly buys material from competitors who are unable to acquire sufficient material to make up full truck loads of metal for shipping. While there are a few local consumers of copper, aluminum and some ferrous material (all customers of EMCO), most sales are made to customers in California, Texas and Utah where smelters are more numerous.

EMPLOYEES

     EMCO currently employs approximately 200 full time employees. There are currently five of the senior staff with employment contracts ranging from three to five years. All of those with employment contracts have signed noncompetition agreements. In addition, several of the staff members in middle management positions are bound by noncompetition agreements as well. EMCO has no union contracts.

LEGAL PROCEEDINGS

     In connection with an unrelated divorce claim brought by Ellis Rubenstein against Kristi Kae Rubenstein, Ms. Rubenstein asserted that EMCO should be made a party to the proceeding. In response, on June 22, 1995, EMCO brought an action for declaratory judgment against Ms. Rubenstein in Maricopa County Superior Court, Arizona. Also named as related party defendants in the action were Ellis Rubenstein, Empire Metals, Inc., Copperstate Metals, Inc., George O. Moorehead and Donald F. Moorehead. The action seeks to resolve whether or not Ellis Rubenstein or Kristi Kae Rubenstein own any shares in EMCO, whether or not Ellis Rubenstein or Kristi Kae Rubenstein own any portion of lease rights to a skybox paid for by EMCO and whether or not Ellis Rubenstein was lawfully terminated from EMCO. Kristi Kae Rubenstein contends that Ellis Rubenstein owns stock in EMCO in his individual name, that the skybox lease paid for by EMCO is subject to claims of usage by her and her family and that Ellis Rubenstein was wrongfully terminated from his employment with EMCO. EMCO believes that it has valid defenses to each of these claims and that the sole shareholders of EMCO are as set forth in "EMCO Security Ownership of Principal Shareholders and Management." EMCO filed a motion for summary judgment with respect to certain issues in November 1995 and a response from the defendants is required to be filed with the court by March 1996. No hearing date has been set for the Summary Judgment motion. At this time there can be no estimate of the outcome of this matter. While EMCO management believes that it has valid defenses to Kristi Kae Rubenstein's claims, there can be no assurance that any or all of the claims will not be resolved against EMCO.

     Empire Metals, Inc. and Harold Rubenstein, the President and a substantial shareholder of Empire, have agreed to indemnify GPC and EMCO for any damages or costs resulting from claims made against GPC or EMCO relating to such action. Such indemnification obligations shall continue until Ellis Rubenstein and his spouse have released GPC and EMCO from all claims resulting from such action or a final non-appealable judgment in favor of EMCO and GPC has been entered and no other claim is pending against GPC or EMCO and Ellis Rubenstein has released EMCO and GPC from any and all claims relating to such action. Empire and Mr. Rubenstein will grant to GPC a security interest in 500,000 of the shares of GPC Common Stock that Empire would receive or would be entitled to receive upon exercise of warrants in the Merger.

     Additionally, EMCO is involved, from time to time, in routine litigation as a part of its normal course of business. EMCO management believes that these matters will be resolved without a material adverse effect on EMCO's financial condition or results of operations.

ENVIRONMENTAL MATTERS

     Like many other companies in the scrap metal processing business, EMCO is subject to comprehensive local, state and international regulatory and statutory requirements relating to the acceptance, storage, handling and disposal of solid waste and waste water, air emissions, soil contamination and employee health, among others. Environmental legislation and regulations have changed rapidly in recent years and it is likely that the Company will be subject to even more stringent environmental standards in the future.

     EMCO is currently aware of four ongoing environmental matters in connection with its business. The first matter concerns a large amount of waste material which had been produced by automobile shredding operations. This material could not be removed from the property because the Arizona Department of Environmental Quality ("ADEQ") had not designated the landfills to which the material could be shipped. ADEQ subsequently designated two landfills in Arizona as being approved sites and then subsequently sent all businesses operating auto shredders a notice of violation and a consent order requiring the removal of the material or installation of extensive containment facilities. EMCO signed the consent order and removed over 14,000 tons of the material. The second matter concerns certain operating permits for an auto shredder and a furnace used in removing insulation from copper wire. The Environmental Protection Agency concluded that Copperstate had operated those two pieces of equipment while possessing only a temporary permit from

ADEQ when a permanent permit should have been obtained. The EPA has assessed a fine against Copperstate and EMCO for such failure to obtain a permit. This matter has been under discussion and negotiation with the EPA and EMCO believes that liability of EMCO and Copperstate will total approximately $9,000 and $60,000, respectively. However, there can be no assurance that the amounts actually assessed against EMCO and Copperstate will not be higher. The third matter concerns a property formerly occupied by EMCO. A Phase II assessment has been conducted at such site which indicates the need for remediation of certain petroleum-based and other contamination. EMCO has settled with the owner of the site with respect to the liability for remediation for an aggregate of $76,000. Finally, EMCO has been informed by GPC's environmental consultants that an underground storage tank located at one of EMCO's yards has not been reported to the Arizona environmental authorities as required by law. While EMCO is taking action to rectify this matter, there can be no assurance that such failure to report will not result in liability of or the assessment of penalties against EMCO.


     EMCO has a policy of not knowingly accepting, handling or discharging hazardous waste products and is not aware of any material concentrations of hazardous waste located on any of its properties. However, as part of a pre-transaction review, GPC has hired an environmental consulting firm to conduct Phase I or Phase II site assessments or transaction screen reviews of nearly all of the sites owned or leased by EMCO in Arizona and the sites to be purchased from Harold Rubenstein or his affiliates in Tucson. GPC's environmental consultants have completed certain investigations of reviewed sites and have delivered to GPC's management all final transaction screen assessments, Phase I and/or Phase II reports, as appropriate, which they have been requested to deliver, with the exception of one Phase II review, such review having not yet been completed. Certain of these reports have revealed that some soil or groundwater contamination is likely at some sites and has recommended to GPC's management that certain additional investigation and remediation be conducted. Based upon its review of the reports, management believes that it is likely that contamination exists at certain of the sites and that it is likely that remediation will be required at some of those sites. Also based upon its review of these reports, GPC's management believes that such contamination is likely to include, but not be limited to: polychlorinated biphenyls (PCBs); total petroleum hydrocarbons; volatile organic compounds
(VOCs) including perchloroethylene, trichlorofluoromethane, trichloroethylene, tricholorethane and dichloroethylene; antimony; arsenic; cadmium; copper; lead; mercury; silver; zinc; waste oil; toluene; meta-and para-xylenes; baghouse dust; and aluminum dross. It cannot be stated with any certainty at this point the ultimate extent of the contamination and there can be no assurance that the cost of remediation will not be material. GPC's management plans to continue its environmental assessment of certain of the properties. However, it is unlikely that such assessments will be completed at the time of closing and in such a case, management will rely on reports and reviews conducted by such date.


     Due to the nature of EMCO's business, it is possible that inquiries or claims based upon environmental laws may be made in the future by governmental bodies or individuals. The location of EMCO's facilities in large urban areas may increase the risk of scrutiny into EMCO's activities. EMCO is unable to predict whether any such future inquiries or claims will in fact arise or the outcome of such matters. Additionally, it is not possible to predict the total size of all capital expenditures or the amount of any increases in operating costs or other expenses that may be incurred by the combined company to comply with the environmental requirements applicable to the combined company and its operations, or whether all such cost increases can be passed on to customers through product price increases. Moreover, environmental legislation has been enacted, and may in the future be enacted, to create liability for past actions that were lawful at the time taken but which have been found to affect the environment and to create public rights of action for environmental conditions and activities. As is the case with scrap processors in general, if damage to persons or the environment has been caused, or is in the future caused by, the combined company's hazardous materials activities or by hazardous substances now or hereafter located at the combined company's facilities, the combined company may be fined and/or held liable for such damage. In addition, the combined company may be required to remedy such conditions or change its procedures. While EMCO believes it is in material compliance with currently applicable environmental regulations and does not anticipate any substantial capital expenditures for new environmental control facilities during fiscal 1996, there can be no assurance that potential liabilities, expenditures, fines and penalties associated with environmental laws and regulations will not have a material adverse effect on the combined company.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                       AND RESULTS OF OPERATIONS OF EMCO

EMCO RECYCLING CORP. (EMCO)

     EMCO Recycling L.L.C. began operations on May 1, 1993 as the principal successor to Empire Metals, Inc. ("Empire"), the predecessor company, which had filed for bankruptcy in 1991 when its lending bank unexpectedly called its line of credit, forcing Empire to seek new funding sources during a period when the scrap metal industry was in recession. The predecessor company emerged from bankruptcy in 1992 and formed EMCO Recycling L.L.C. with Copperstate Metals, Inc. ("Copperstate"), which emerged from bankruptcy in early 1993. In July 1993, EMCO Recycling L.L.C. acquired Valley Steel & Supply, another scrap metal company for approximately $760,000. The March 31, 1995 and 1994, financial information combine the accounts of EMCO Recycling Corp. and EMCO Recycling, L.L.C., affiliated through common ownership. The Company consummated a statutory merger of these two companies on February 14, 1995, which has been accounted for as a reorganization of affiliated companies under common control in a manner similar to a pooling of interests. Under this method, the assets and liabilities of each company were carried over at their historical book values and their operations have been recorded on a combined historical basis. The merger did not require any material adjustments to conform the accounting policies of the previous companies. All intercompany transactions have been eliminated. As used in this section the terms "Company" and "EMCO" refers to EMCO Recycling Corp. and/or EMCO Recycling, L.L.C. (collectively) before the February 14, 1995 statutory merger and to EMCO Recycling Corp. after the statutory merger.

     EMCO's results of operations for the periods ended March 31, 1995 and its predecessor's results for the year ended June 30, 1993 are presented in the following table. Amounts in thousands, except percentages.

                                                             EMPIRE                                  EMCO
                                                             METALS                                RECYCLING
                                          EMCO            (PREDECESSOR                               CORP.
                                     RECYCLING CORP.      COMPANY)(1)                          -----------------
                                  ---------------------   ------------
                                               ELEVEN         TEN        PERCENTAGE INCREASE   TEN MONTHS ENDED    PERCENTAGE
                                    YEAR       MONTHS        MONTHS          (DECREASE)                             INCREASE
                                    ENDED       ENDED        ENDED       -------------------      JANUARY 31,      (DECREASE)
                                  MARCH 31,   MARCH 31,    APRIL 30,     1995 VS.   1994 VS.   -----------------   ----------
                                    1995        1994          1993         1994       1993      1996      1995     96 VS. 95
                                  ---------   ---------   ------------   --------   --------   -------   -------   ----------
Sales............................  $58,494     $30,318      $ 14,797        92.9%     104.9%   $59,354   $45,573       30.2%
Gross margin.....................    7,922       3,610           296       119.4%   1,119.6%     5,394     5,888       (8.4%)
Selling, general and
  administrative.................    2,721       2,432           681        11.9%     257.1%     2,514     2,357        6.7%
Depreciation.....................      775         429           189        80.7%     127.0%     1,058       563       87.9%
Interest expense.................      936         467            56       100.4%     733.9%     1,307       567      130.5%
Other (income) expense...........      (62)        (57)         (134)        8.8%     (57.5%)     (273)      (24)   1,037.5%
                                   -------     -------       -------                           -------   -------
Operating expenses...............    4,370       3,271           792        33.6%     313.0%     4,606     3,463       33.0%
                                   -------     -------       -------                           -------   -------
Income (loss) before income
  tax............................    3,552         339          (496)      947.8%        N/M       788     2,425      (67.5%)
Income tax.......................    1,492         161                     826.7%        N/M       318       890      (64.3%)
                                   -------     -------       -------                           -------   -------
Net Income (loss)................  $ 2,060     $   178      ($   496)    1,057.3%        N/M   $   470   $ 1,535      (69.4%)
                                   =======     =======       =======                           =======   =======

---------------
(1) Empire Metals, Inc. ("Empire") is considered the predecessor company to EMCO. Effective May 1, 1993, Empire combined its operations with Copperstate Metals, Inc. to form EMCO and become EMCO's majority shareholder.

RESULTS OF OPERATIONS

  Fiscal 1995 compared to Fiscal 1994

     Revenues of $58.5 million were up 93% for the year ended March 31, 1995 (fiscal 1995) compared to revenues for the eleven month period ended March 31, 1994. The increase in revenues was primarily due to the additional one month of operations, increased volumes of tonnages in both ferrous and nonferrous, and a strengthening in the price of both ferrous and nonferrous metals. Prices for ferrous metals increased approximately 20% from year to year, while nonferrous increases averaged over 30%. Volumes in ferrous tonnages moved up from 6-7,000 tons per month to 10,000. Nonferrous tonnages improved even more and the sales mix shifted from a ratio of 42% ferrous, 58% nonferrous in 1994 to 30% ferrous, 70% nonferrous in 1995. The change in mix is primarily due to the supply available to EMCO. One factor in this changing supply has been the expansion of EMCO's satellite collection centers which provide more convenient access to suppliers. Over 90% of the metal received by these centers is nonferrous.

     Gross margins improved to 14% in fiscal 1995, as compared to 12% for the 1994 eleven month period. The principal factor which resulted in improved margins was the increased volume which reduced operating costs per ton of scrap handled.

     Despite revenue growth of 93% in 1995, compared to 1994, selling, general and administrative expenses increased only 12% in 1995, compared to 1994, primarily because 1994 included significant start up expenses associated with the formation of the business and professional fees related to the emergence of the predecessor company from bankruptcy, initial audit costs and the legal costs associated with two environmental matters inherited from a predecessor company.

     The increase in depreciation and amortization in 1995 is due to the addition of scrap metal handling and processing equipment in order to support the increased operations of the business.

     Interest expense doubled as EMCO borrowed additional funds to finance the acquisition of equipment and increases in accounts receivables and inventory as a result of the growth in its business.

     Income tax expense was provided at 42% of income before tax as compared with 47% in the prior period.

     Net income for 1995 increased by more than 1000% due to the significant increase in revenues, improvement in gross margins and EMCO's ability to contain operating costs compared to the prior period.

  Fiscal 1994 compared to Fiscal 1993

     EMCO began its operations on May 1, 1993. Comparisons to its predecessor(s) operations are complicated by the differing fiscal year ends of its predecessor companies (Empire Metals, Inc., June 30 and Copperstate Metals, Inc., September
30) and the lack of quarterly reports for either company. The following table annualizes the stub reporting periods for each and compares the combined totals to EMCO's eleven month period ended March 31, 1994:

                                          ELEVEN MONTHS
                                              ENDED                ANNUALIZED RESULTS FOR FISCAL 1993
                                          MARCH 31, 1994      ---------------------------------------------
                                         ----------------     EMPIRE METALS,      COPPERSTATE      COMBINED
                                               EMCO                INC.          METALS, INC.       TOTALS
                                         ----------------     --------------     -------------     --------
                                                                   (IN THOUSANDS)
Sales..................................      $ 30,318            $ 17,756           $ 7,320        $25,076
Cost of sales..........................        26,708              17,401             4,885         22,286
                                              -------             -------           -------        -------
Gross margin...........................         3,610                 355             2,435          2,790
Selling, general and administrative....         2,432                 818             3,307          4,125
Depreciation...........................           429                 226               182            408
Interest & other.......................           410                 (93)              378            285
                                              -------             -------           -------        -------
Net income before taxes................           339                (596)           (1,432)        (2,028)
Net income taxes.......................           161                   0                 0              0
                                              -------             -------           -------        -------
Net income after taxes.................      $    178            $   (596)          $(1,432)       $(2,028)
                                              =======             =======           =======        =======

     EMCO's sales were up 20% or $5,242,000 over the annualized combined predecessors' sales. The ferrous sales accounted for about one half of that increase, primarily due to price increases and an additional 18,000 tons shipped. Nonferrous prices also increased with both aluminum and copper showing 20 to 25% gains. Nonferrous volume was up marginally in 1994 from 1993. The net effect was an increase of 29% in gross margins to $3,610,000 from $2,790,000.

     Selling, general and administrative expenses declined $1,693,000 or 43%. This was largely due to lower overhead costs associated with combining the managements and operations of both predecessor companies.

     Depreciation expense rose from $408,000 to $429,000 primarily due to the step up in basis of the Copperstate equipment to fair market values when its assets were acquired by EMCO and the addition of the Valley Steel and Supply company assets.

     Interest and other increased from $285,000 to $410,000, reflecting the utilization of a $3,000,000 line of credit for working capital provided by two of the shareholders.

     Income taxes were not paid by the predecessor companies due to net operating losses sustained. EMCO's income taxes of $161,000 reflected an effective tax rate of 47%.

     Net operating income in 1994 was $178,000 compared to combined losses in 1993 of $2,028,000.

  Ten Months Ended January 31, 1996 and 1995

     Sales for the ten months ended January 31, 1996 amounted to $59,354,000 compared to $45,573,000 for the comparable period in 1995, an increase of 30%. The average monthly volume in ferrous shipments improved by approximately 500 tons to 10,500, compared to 10,000 in 1995. Ferrous prices declined by about $10 per ton in 1996 compared to very stable prices in 1995. Nonferrous sales and tonnages improved even more, although prices softened by about 10% in the 1996 period from 1995 levels. The shift in sales mix continued in favor of nonferrous with the ferrous amounting to 22.5% of total sales and nonferrous 77.5%.

     Gross margins declined by $494,000 even though total sales volume was higher. This was the result of a significant narrowing of margins which followed a decline in the availability of nonferrous materials, primarily in the third quarter of 1996. January of 1996 improved a bit over the third quarter, but supplies remain tight.

     During the ten months ended January 31, 1996, EMCO experienced difficulty in obtaining sufficient rail cars to meet its ferrous shipping needs. Discussions with the officials from the rail line have been less than satisfactory and management has arranged with a number of commercial trucking companies to provide an alternative to rail shipments. In some cases, trucking costs are as much as $5 to $10 per ton higher than comparable rail costs and this may negatively impact future gross margins.

     Selling, general and administrative costs increased 7% from 1995 to 1996, well below the overall growth rate of EMCO (sales 30%). This is one result of cost containment programs currently in place.

     The increase in depreciation and amortization of $495,000 (88%) was solely associated with new capital equipment acquired.

     Interest expense rose 131% ($740,000) as a result of expanded use of the operating line of credit (although the effective interest rate was reduced in August, 1995 by 3%), financing costs on new equipment contracts, and $187,500 in loan commitment fees paid to two Company shareholders in connection with a $2,000,000 stand-by loan.

     Income tax expense was provided for at 40% of net income in 1996, compared to 37% in 1995. The increase in the effective tax rate did not have a significant effect on the results of operations for ten months ended January 31, 1996.

     Net income decreased by 69% from $1,535,000 to $470,000 principally as a result of declining gross margins, increased depreciation and interest expense, as discussed above.

LIQUIDITY AND CAPITAL RESOURCES

     The scrap industry is capital intensive requiring the use of specialized equipment for processing and general construction equipment (cranes, forklifts, roll off trucks, containers, etc). The equipment tends to wear out faster than in many other industries which use the same or similar equipment, primarily because of the density and weight of the scrap materials handled. EMCO finances such equipment with equipment contracts (leases) and/or borrowings. EMCO has committed to purchase additional equipment aggregating $2 million and will finance this with additional borrowings under a commitment from a commercial equipment lender.

     Since March 31, 1995, EMCO arranged an increase in its borrowing limits with its lending institution to $8 million based upon 85% of eligible receivables and up to 50% of inventories. Interest is at prime plus 1.75. EMCO has pledged to the lender a general security interest in all of its assets. At January 31, 1996, advances under the line were approximately $5.0 million. Currently, EMCO has a short term working capital requirement for $1 million in order to accommodate its suppliers on a timely basis. EMCO's management believes that the proposed loan from GPC for $1 million together with the increased borrowing limits under EMCO's line of credit referred to above and cash flows from operations will be adequate for its operating and investing needs for the next twelve months. Although GPC has agreed in the Merger Agreement to provide EMCO with a $1 million loan on terms mutually acceptable to T. Benjamin Jennings and George O. Moorehead, GPC is under no obligation to do so if such loan might cause a delay in the closing of the Merger.

     EMCO's operations are subject to price fluctuations which occur in the metals commodities markets. EMCO does not enter into futures contracts for speculative or trading purposes. EMCO does enter into metals futures contracts when it determines that such contracts are necessary to hedge significant contractual or firm commitments. In December 1995 and January 1996, EMCO entered into futures contracts with a notional amount of $764,000 (fair value of $810,000 at January 31, 1996) to hedge against price fluctuations for sales with settlement dates through March 1996. EMCO generally is able to limit its exposure to fluctuating metals prices by turning its ferrous and non-ferrous inventories approximately ten and twenty-four times per year, respectively, and by entering into short term (month to month) purchase and sale commitments which allow for price adjustments based on current metals prices.

EMPIRE METALS, INC.

  Results of Operations

     Net Sales: Net sales for fiscal 1993 decreased by $6.8 million (31%) as compared to fiscal 1992. $3.8 million of this variance represented revenues from discontinued operations of a waste and recycling business, which was sold at the end of fiscal year 1992. The remaining $3 million variance resulted from a shorter accounting period of ten months for 1993 because the company transferred its operations to EMCO Recycling Corp. as of May 1, 1993.

     Cost of Sales: Cost of sales decreased by $5.8 million (29%) in fiscal year 1993 for the same reasons as cited above for net sales. Because the cost of material sold for fiscal 1993 was only $3.3 million (24%) less than the prior fiscal year, the proportionate decrease in cost of sales was less than that of sales for the period. This negative factor was offset by lower costs for direct labor of $926,000 (44%), vehicle operation of $686,000 (61%) and depreciation of $160,000 (46%). These favorable variances were attributable to the disposal of the waste and recycling business.

     Selling, General and Administrative Expenses: Selling, general and administrative expenses decreased by $112,000 (11%) in fiscal 1993. The decrease was primarily due to a $110,000 reduction in waste and recycling bad debts.

     Other Income (Expenses): Other income (expenses) increased by $260,000 (143%). Factors contributing to the improvement were a $165,000 reduction in interest expense associated with debt retired when the waste and recycling business was sold, and a $125,000 increase in gains related to securities trading during the year.

  Liquidity and Capital Resources

     Cash provided by operating activities was $864,000 and $227,000 for fiscal years 1992 and 1993, respectively. For the same periods capital expenditures were $122,000 and $81,000, respectively. Cash provided was less for the 1993 fiscal year because of the reduced level of operations cited above and lower gross profit margins for the year.

                             QUARTERLY INFORMATION

     Set forth below is certain summary information with respect to GPC's operations for the last eight quarters.

GENERAL PARAMETRICS CORPORATION

                                                  FISCAL YEAR ENDED OCTOBER 31, 1995      FISCAL YEAR ENDED OCTOBER 31, 1994
                                                 ------------------------------------    ------------------------------------
                                                   Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4
                                                 ------    ------    ------    ------    ------    ------    ------    ------
Net sales......................................  $2,892    $2,402    $2,060    $2,157    $3,128    $3,009    $3,028    $3,173
Gross Profit...................................   1,096       874       588       (75)    1,202     1,110     1,077     1,225
Income (loss) from continuing operations.......      38      (221)     (512)   (2,554)      (60)     (288)     (437)      (44)
Net income (loss)..............................      90       (87)     (255)   (2,185)       49      (112)     (130)      (19)
Net income (loss) per common share.............    0.02     (0.02)    (0.05)    (0.43)     0.01     (0.02)    (0.03)     0.00

     Set forth below is certain summary information with respect to EMCO's operations for the last 11 fiscal quarters beginning with the two months ended June 30, 1993 and ending with the quarter ended December 31, 1995. EMCO believes all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below to present fairly the following selected quarterly information when read in conjunction with the financial statements and notes thereto included elsewhere herein.

EMCO RECYCLING CORP.

                                                                                          ELEVEN MONTHS ENDED MARCH 31, 1994
                     FISCAL YEAR ENDED                                                -------------------------------------------
                      MARCH 31, 1996            FISCAL YEAR ENDED MARCH 31, 1995         2 MONTHS
                ---------------------------   -------------------------------------   ENDED JUNE 30,
                  Q1        Q2        Q3        Q1        Q2        Q3        Q4           1993          Q2       Q3        Q4
                -------   -------   -------   -------   -------   -------   -------   --------------   ------   -------   -------
Net sales.....  $17,499   $16,691   $19,541   $10,669   $12,425   $16,443   $18,957       $3,785       $8,179   $ 8,296   $10,058
Gross
 Profit.......    1,758     2,248     1,018     1,246     1,416     2,523     2,737          671          666       302     1,971
Income (loss)
 from
 continuing
 operations...      891     1,400      (209)      435       672     1,586     1,733            8          104      (496)    1,133
Net income
 (loss).......      326       587      (573)      179       358       789       734          (20)         (48)     (256)      502
Net income
 (loss) per
 common
 share........    32.60     58.70    (57.30)    17.90     35.80     78.91     73.41        (2.00)       (4.80)   (25.60)    50.21

                         EXECUTIVE COMPENSATION OF EMCO

     The following table sets forth certain information regarding compensation paid by EMCO for services rendered to EMCO during the fiscal year ended March 31, 1995 (the "Last Fiscal Year") by the current executive officers or directors of EMCO who will serve as officers or directors of GPC or EMCO after the Merger (the "Continuing Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                    ANNUAL
                                                                 COMPENSATION
                                                               -----------------      ALL OTHER
                                                               SALARY      BONUS     COMPENSATION
                 NAME AND PRINCIPAL POSITION                     ($)        ($)          ($)
-------------------------------------------------------------  -------     -----     ------------
George O. Moorehead,
  President and Chief Executive Officer......................   26,554       0           1,770(1)
Charles R. McCurdy
  Chief Financial Officer....................................   65,877       0           2,522(2)
Raymond Zack,
  Vice President, Secretary, Treasurer and a Director........  142,827       0           7,549(3)
Harold Rubenstein,
  Chairman of the Board, Director............................        0       0           5,398(4)

---------------
(1) Comprised of $1,770 of health insurance premiums paid on behalf of Mr. Moorehead by EMCO and $40,946 of interest paid to Mr. Moorehead by EMCO on a promissory note issued by EMCO to Mr. Moorehead.

(2) Comprised of $2,182 of health insurance premiums paid on behalf of Mr. McCurdy by EMCO and $340 of 401(k) plan matching payments made by EMCO.

(3) Comprised of $4,174 of health insurance premiums paid on behalf of Mr. Zack by EMCO, $2,639 of automobile insurance premiums paid by EMCO and $736 of 401(k) plan matching payments made by EMCO.

(4) Comprised of health insurance premiums paid on behalf of Mr. Rubenstein by EMCO.

     There were no stock option grants or exercises by any of the Continuing Executives of EMCO during the Last Fiscal Year.

DIRECTOR AND CONSULTANT COMPENSATION

     During the Last Fiscal Year, George O. Moorehead and Harold Rubenstein each received a total of $21,000 in director fees and Donald F. Moorehead received a total of $25,000 in director fees. Additionally, Harold Rubenstein received a total of $12,000 in consulting fees for services rendered to EMCO.

                          CERTAIN TRANSACTIONS OF EMCO

THE MOOREHEAD PROMISSORY NOTES AND STANDBY COMMITMENT

     In September 1993, EMCO issued a promissory note to George O. Moorehead, President and Chief Executive Officer of EMCO, in the principal amount of $300,000 at an interest rate of 10%. The note was amended in January 1995 in order to increase the principal amount to $1,942,000. The note, which was due and payable upon demand by Mr. Moorehead, was fully paid by EMCO in September 1995. During fiscal 1995, EMCO paid Mr. Moorehead an aggregate of $40,846 in interest payments.

     In March 1993, EMCO issued a promissory note to Donald F. Moorehead, a director of EMCO, in the principal amount of $500,000 at an interest rate of 10%. The note was amended numerous times since then to increase the principal amount to a total of $2,650,000. The note is due and payable upon demand by Mr. Moorehead. In September 1995 the note was paid down such that $950,000 is currently outstanding. During fiscal 1995, EMCO paid an aggregate of $231,921 in interest payments to Mr. Moorehead under this note.

     In February, 1995, George and Donald Moorehead extended a standby commitment to lend $2 million to EMCO. Any outstanding amounts are due and payable upon demand by Messrs. Moorehead. Messrs. Moorehead receive an annual commitment fee of a total of $375,000 for EMCO's use of the standby commitment. During fiscal 1995, Messrs. Moorehead each received an aggregate of $31,250 of commitment fees under the line. No amounts are currently outstanding under the commitment. Following the Merger, payment of the commitment fees will be discontinued.

WASTE MANUFACTURING AND LEASING LEASE

     During the fiscal year ended March 31, 1995, EMCO leased certain equipment from Waste Manufacturing and Leasing pursuant to two leases. Harold Rubenstein is the President of Waste Manufacturing and Leasing. The total lease payments made during fiscal 1995 by EMCO to Waste Manufacturing and Leasing was $15,857. Such leases have expired and no payments are being made thereunder by EMCO. The leases were entered into by Copperstate Metals, Inc. before EMCO was formed. At the time the agreements were entered into, Waste Manufacturing and Leasing had no affiliation with Copperstate Metals. EMCO believes such leases were entered into at arm's length.

ELLIS METALS PRICING AGREEMENT

     Ellis Metals, Inc. is the largest supplier of scrap metal to EMCO. Harold Rubenstein is a substantial shareholder of Ellis Metals. EMCO and Ellis Metals are party to a pricing agreement with respect to the purchase of scrap metal by EMCO from Ellis Metals. Such agreement provides for fixed prices or pegged to market prices for scrap over certain periods and currently has a one year term. Pursuant to the Merger Agreement, Harold Rubenstein has agreed to cause Ellis Metals to enter into such extensions or modifications to the pricing agreement so as to cause Ellis Metals to make commercially reasonable rental payments to GPC on the parcels purchased from Harold Rubenstein or his affiliates and to provide EMCO with commercially reasonable profits on debt owed by Ellis Metals to EMCO under the pricing agreement and commercially reasonable profits on other business transactions between EMCO and Ellis Metals. See "The Merger and Related Transactions -- Related Transactions."

                           EMCO SECURITY OWNERSHIP OF
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of EMCO Common Stock as of February 15, 1996 (i) by each person known by EMCO to own beneficially more than 5% of the outstanding shares of EMCO Common Stock, (ii) by each of the directors and executive officers of EMCO and
(iii) by all of EMCO's directors and executive officers as a group.

                                                                       NUMBER         PERCENT OF
                                                                     OF SHARES          SHARES
                                                                    BENEFICIALLY     BENEFICIALLY
                NAME OF PERSON OR IDENTITY OF GROUP(1)                 OWNED            OWNED
    --------------------------------------------------------------  ------------     ------------
    Empire Metals, Inc............................................      5,643            56.43%
    Copperstate Metals, Inc.......................................      3,000            30
    Donald F. Moorehead...........................................        679             6.79
    George O. Moorehead...........................................        678             6.78

---------------
(1) Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to stock shown as beneficially owned by them, subject to community property laws, where applicable.

              COMPARISON OF RIGHTS OF STOCKHOLDERS OF GPC AND EMCO

     GPC is incorporated in the State of Delaware, and EMCO is incorporated in the State of Arizona. Pursuant to the Merger, Sub will be merged with and into EMCO and EMCO will continue to be governed by the Arizona Law. GPC will continue to be governed by the Delaware Law following the Merger. The rights of GPC's stockholders are governed by its Certificate of Incorporation, as amended, its Bylaws ("GPC Bylaws") and the Delaware Law. The rights of EMCO's shareholders are governed by its Articles of Incorporation, its Bylaws ("EMCO Bylaws") and the Arizona Law. After the effective time of the Merger, the rights of EMCO shareholders who become GPC stockholders will be governed by the GPC Certificate of Incorporation, GPC Bylaws and Delaware Law. The following is a summary comparison of certain differences between the rights of GPC stockholders under the Delaware Law and its Certificate of Incorporation, as amended, and Bylaws and the rights of EMCO shareholders under the Arizona Law and its Articles of Incorporation and Bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the corporate statutes of Delaware and Arizona, and the corporate charters and bylaws of GPC and EMCO.

     Cumulative Voting. In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose (up to the number of directors to be elected). Without cumulative voting, the holders of a majority of the shares present at an annual or any special meeting held to elect directors would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of holders of a majority of the shares voting at such meeting. Under the Delaware Law, cumulative voting in the election of directors is not applicable unless required by the certificate of incorporation. GPC's Certificate of Incorporation currently provides for cumulative voting, but GPC's Bylaws require advance notice to GPC by a stockholder of the intent to invoke cumulative voting. Under the Delaware Law, GPC would be permitted to amend its Certificate of Incorporation to delete the cumulative voting provision, subject to obtaining the requisite Board and stockholder approval.

     Under the Arizona Law, cumulative voting in the election of directors is a mandatory right available to all shareholders of Arizona corporations who follow the prescribed procedures. EMCO's Articles of Incorporation do not (and may not) eliminate cumulative voting.

     Shareholder Power to Call Special Shareholders Meeting. Under the Delaware Law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the corporation's certificate of incorporation or bylaws. The GPC Bylaws currently provide that special meetings of stockholders may be called by the chairman of the board, the president or by a resolution adopted by the affirmative vote of a majority of the GPC Board or by the holders of shares entitled to cast not less than 10% of the votes at the meeting. Under the Delaware Law, GPC would be permitted to amend the GPC Bylaws to eliminate the rights of persons other than the Board of Directors to call a special stockholder meeting, which amendment could be made without stockholder approval.

     Under the Arizona Law, a special meeting of shareholders may be called by the board of directors, and such persons authorized to do so in the articles of incorporation or bylaws. The EMCO Bylaws also authorize the President, a majority of the Board of Directors or the holders of not less than one-fifth of the shares entitled to vote to call a special meeting of shareholders.

     Dissolution. Under the Delaware Law, a dissolution must be approved by stockholders holding 100% of the total voting power or the dissolution must be initiated by the board of directors and approved by the holders of a majority of the outstanding voting shares of the corporation. Under the Arizona Law, a dissolution shall be recommended by the board of directors and approved by the affirmative vote of the holders of a majority of the outstanding stock and the holders of a majority of each class of stock entitled to vote as a class.

     Size of the Board of Directors. The Delaware Law permits the board of directors of a Delaware corporation to change the authorized number of directors by amendment to the corporation's bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the corporation's certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation, which requires approval of the stockholders.

     The GPC Bylaws provide that the authorized number of directors of the corporation shall be between four and seven with the exact number fixed by the Board of Directors either by a resolution or a bylaw duly adopted by the Board of Directors. The number of directors presently authorized is four. The GPC Bylaws provide further that any change in the range of the number of directors permitted by the GPC Bylaws must be approved by the holders of a majority of the outstanding shares. GPC stockholders are being asked at the GPC meeting to approve an amendment to the GPC Bylaws that would give the power to the GPC Board to fix the number of directors at any number.

     Under the Arizona Law, the number of directors must be set forth in the corporation's articles of incorporation or bylaws, and may be increased or decreased by amendment to the articles or bylaws.

     The EMCO Bylaws provide that the Board of Directors shall consist of five members as may be selected from year to year by the shareholders. The EMCO Bylaws provide that the holders of the Class A common stock are entitled to elect one director; the holders of Class B stock are entitled to elect two directors, and the holders of Class C stock are entitled to elect two directors. In connection with the Merger, EMCO's Bylaws will be amended to provide for a Board of seven directors. Immediately following the Merger, EMCO's Board of Directors shall be comprised of the same persons who serve as directors of GPC. See "Management -- Management of EMCO Following the Merger."

     Classified Board of Directors. A classified board is one with respect to which a certain number of the directors, constituting less than all of the directors, are elected on a rotating basis each year and each director serves a term of two or more years. The Delaware Law permits, but does not require, a Delaware corporation to provide in its certificate of incorporation for a classified board of directors, pursuant to which the directors can be divided into up to three classes of directors with staggered terms of office, with only one class of directors to be elected each year for a maximum term of three years. GPC's Certificate of Incorporation does not provide for a classified Board. However, GPC's Certificate of Incorporation could be amended with stockholder approval to provide for a classified Board.

     Under the Arizona Law, directors must be elected annually, unless the articles of incorporation provide for a classified board divided into two or three classes of directors with staggered terms of office, with only one class of directors to be elected each year, each serving a maximum term of three years. The EMCO charter documents do not provide for a classified board.

     Removal of Directors. Under the Delaware Law, any director or the entire board of directors of a Delaware corporation (except a corporation with a classified board of directors) may be removed with or without cause by the stockholders. In the case of a Delaware corporation with cumulative voting, such as GPC, if less than the entire Board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect him or her under cumulative voting.

     Under the Arizona Law, unless the articles of incorporation provide for removal only for cause, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no director may be removed (unless the entire board is removed) if the number of shares voted against the removal would be sufficient to elect the director under cumulative voting.

     Actions by Written Consent of Stockholders. Under the Delaware Law, stockholders may take any action that could be taken at a meeting by a written consent in lieu of a meeting of stockholders so long as it is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. The Delaware Law permits a corporation to eliminate stockholder actions by written consent in its certificate of incorporation. GPC's Certificate of Incorporation does not eliminate such right.

     Under the Arizona Law, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting by written consent of all of the shareholders entitled to vote with respect to the subject matter of the meeting, and delivered to the corporation to be included in the minutes or the records of the corporation. The EMCO Articles do not limit the rights of shareholders to act by written consent.

     Advance Notice Requirements for Shareholder Proposals and Director Nominations. GPC's Bylaws require reasonable advance notice by a stockholder of a proposal or director nomination that such stockholder desires to present at the annual meeting of stockholders. With respect to nominations by stockholders of nominees for election as directors, nominations may be made by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by GPC at its principal executive office not less than 60 days nor more than 90 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 50 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of GPC owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the stockholder giving the notice, the name, address and class and number of shares of GPC that are beneficially owned by such stockholder.

     EMCO's Bylaws do not require advance notice of proposals or director nominations intended to be presented by a shareholder at an annual meeting.

     Voting Requirements for Charter Amendments and Merger; Supermajority Provision. Unless the vote of a larger portion of the stock of a Delaware corporation is required by its certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. GPC's Certificate of Incorporation does not provide for any supermajority voting requirements. Furthermore, under the Delaware Law, the holders of the outstanding shares of a class are entitled to vote as a class upon any proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by the provision of the corporation's certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to adversely affect them.

     Under the Arizona Law, with certain exceptions specified in the statutes, an amendment to the articles of incorporation requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon, a majority of the outstanding shares of any voting group with respect to which the amendment would create dissenters' rights, and a majority of every other voting group entitled to vote on the amendment. Under the Arizona Law, the holders of the outstanding shares of a class are entitled to vote as a class if the proposed amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) effect an exchange or reclassification of all or part of the shares of such class into shares of another class; (iii) effect an exchange or reclassification or create a right of exchange of all or part of the shares of another class into the shares of such class; (iv) change the designations, rights, obligations, preferences, limitations of such class; (v) change the shares of all or part of such class, into a different number of shares of the same class; (vi) create a new class or series of shares having rights or preferences with respect to distribution or to dissolution that are prior and superior or substantially equal to the shares of such class; (vii) increase rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior or substantially equal to the shares of the class; (viii) limit or deny an existing preemptive right of all or part of the class; or (ix) cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class. Under the Arizona Law, the articles of an Arizona corporation may provide for a supermajority vote on matters that may be submitted to shareholders.

     Under both the Delaware Law and the Arizona Law, with certain exceptions, any merger, consolidation or sale of all or substantially all of a corporation's assets must be approved by the corporation's board of directors and a majority of the outstanding shares entitled to vote. In addition, the Arizona Law, but not the Delaware Law, requires such transactions to be approved by a majority of the outstanding shares of each class of stock if the plan of merger or consolidation contains any provision that, if contained in a proposed amendment to the articles of incorporation, would entitle such class or series of shares to vote as a class or series.

     Rights of Dissenting Stockholders. Generally, stockholders of a Delaware corporation who dissent from a merger or consolidation of the corporation for which a stockholders' vote is required are entitled to appraisal rights, requiring the surviving corporation to purchase the dissenting shares at fair value. There are, however, generally no statutory rights of appraisal with respect to stockholders of a Delaware corporation whose shares of stock are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (such as GPC's Common Stock is) or (ii) held of record by more than 2,000 stockholders where such stockholders receive only shares of stock of the corporation surviving or resulting from the merger or consolidation (or cash in lieu of fractional interests therein).

     Generally, shareholders of an Arizona corporation who dissent from a merger or consolidation of the corporation are entitled to dissenters' rights. See "The Merger and Related Transactions -- Appraisal and Dissenters' Rights."

     Inspection of Stockholder List. The Delaware Law allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. The Arizona Law provides for an absolute right to inspect and copy the corporation's shareholder list by a person or persons holding at least 5% in the aggregate of the corporation's outstanding shares, for at least six months preceding the demand to inspect and copy. The Delaware Law does not provide for any such absolute right of inspection. Under the Arizona Law, any shareholder may inspect the shareholder list during the period beginning two days after notice of a shareholders' meeting and continuing through the meeting. Under the Delaware Law, such time period is the 10 days prior to the meeting.

     Dividends. Subject to any restrictions contained in a corporation's certificate of incorporation, the Delaware Law generally provides that a corporation may declare and pay dividends out of surplus (defined as net assets minus stated capital) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. GPC's Certificate of Incorporation contains no restrictions on the declaration or payment of dividends.

     The Arizona Law provides that a corporation may make a distribution to its shareholders, subject to restriction by the articles of incorporation, provided that no such distribution may be made if the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities, and that other conditions for the payment of preferential dividends and the protection of the holders of preferential shares are satisfied.

     Neither EMCO's Articles of Incorporation nor its Bylaws contain any presently applicable restrictions on the declaration or payment of dividends.

     Bylaws. Under the Delaware Law, the authority to adopt, amend or repeal the bylaws of a Delaware corporation is held exclusively by the stockholders unless such authority is also conferred upon the board of directors in the corporation's certificate of incorporation. GPC's Certificate of Incorporation expressly grants to its directors the power to make, alter, amend or repeal any bylaws.

     Under the Arizona Law, a corporation's bylaws may be adopted, amended or repealed by the board of directors, unless the power to alter, amend or repeal the bylaws is reserved to the stockholders by the articles of incorporation, or unless the shareholders in amending or repealing a bylaw provide expressly that the board may not amend or repeal that bylaw. EMCO's Bylaws provide that the Bylaws may be changed by an affirmative vote of the majority of the whole board of directors; provided, however, that notice of the proposal to make, alter or repeal the Bylaws, or to adopt new Bylaws, must be included in the notice of the meeting of the Board at which such action takes place. EMCO's Bylaws further provide that
Article III, sec.1 of the Bylaws (concerning the number and election of directors) may be amended only by a unanimous vote of the whole Board.

     Preemptive Rights. Stockholders of a Delaware corporation have only such preemptive rights to purchase new issuances of stock by the corporation as may be provided in its certificate of incorporation. GPC's Certificate of Incorporation does not grant any preemptive rights to its stockholders.

     Shareholders of an Arizona corporation have such preemptive rights as may be provided in the corporation's articles of incorporation. EMCO's Articles of Incorporation do not grant any preemptive rights to EMCO shareholders.

     Transactions Involving Officers or Directors. A Delaware corporation may lend money to, or guarantee any obligation incurred by, its officers or directors, if, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation. With respect to any other contract or transaction between the corporation and one or more of its directors or officers (or entities affiliated with them), such transactions are neither void nor voidable solely because of the person's financial interest or participation in the meeting or vote approving the transaction, if either (i) the director's or officer's interest is made known to the disinterested directors or the stockholders of the corporation, who thereafter approve the transaction in good faith, or (ii) the contract or transaction is fair to the corporation as of the time it is approved or ratified by either the board of directors, a committee thereof, or the stockholders.

     The Arizona Law states that contracts or transactions (including loans or guarantees to or for the benefit of directors) between a corporation and (i) any of its directors or (ii) a second corporation of which a director is also a director are not void or voidable if the material facts as to the transaction and as to the director's interest are fully disclosed and the disinterested directors or a majority of the disinterested shareholders represented and voting at a duly held meeting approve or ratify the transaction in good faith, or the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the corporation at the time it was authorized, approved or ratified. Under Arizona Law, loans or guarantees to officers approved by the Board of Directors are valid if approved by the Board in accordance with its fiduciary duties under the Arizona Law.

     Filling Vacancies on the Board of Directors. Under the Delaware Law, vacancies on the board of directors and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless (i) otherwise provided in the certificate of incorporation or bylaws of the corporation (GPC's Certificate of Incorporation and Bylaws do not provide otherwise) or (ii) the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy.

     Under the Arizona Law, any vacancy on the board of directors may be filled by the affirmative vote of a majority of the remaining directors, or by the shareholders, unless otherwise provided in the articles of incorporation. EMCO's Articles and Bylaws do not authorize the Board to fill such a vacancy; instead, the EMCO Bylaws provide that any vacancy occurring in the Board may be filled only by the affirmative vote of a majority of the shareholders entitled to elect a Board member of the same class as the Director who created the vacancy.

     Limitation of Liability of Directors and Indemnification. Under the Delaware Law, a corporation may include in its certificate of incorporation a provision that, subject to the limitations described below, eliminates or limits directors' liability for monetary damages for breaches of their fiduciary duty of care. Under the Delaware Law, a director's liability cannot be eliminated or limited (i) for breaches of the duty of loyalty, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions, or (iv) for transactions from which such director derived an improper personal benefit. GPC's Certificate of Incorporation contains provisions limiting a director's liability to the fullest extent permitted by the Delaware Law. In addition, GPC's Certificate of Incorporation and the GPC Bylaws require GPC to indemnify its directors, officers, employees and agents to the fullest extent permitted by the Delaware Law.

GPC also has entered into indemnification agreements with its executive officers and directors requiring indemnification. The indemnification authorized by the Delaware Law is expressly not exclusive. In certain situations, GPC's charter documents and/or its indemnification contracts may provide for excess indemnification.

     The Arizona Law also permits the elimination of directors' liability for monetary damages. EMCO's Articles of Incorporation provide for such elimination of monetary liability of any director to the extent permitted by the Arizona Law, with certain exceptions. Under the Arizona Law, (i) a corporation has the power to indemnify a director against expenses, judgments, fines and settlements if that person acts in good faith and (a) with respect to conduct in an official capacity with the corporation, in a manner the person reasonably believed to be in the best interests of the corporation, (b) in all other cases, in a manner not opposed to the best interests of the corporation, and (c) in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful, and (ii) a corporation has the power to indemnify, with certain exceptions, officers, employees and agents to the same extent as a director, and as provided by the articles of incorporation, bylaws, board action, or contract.

     The indemnification authorized by the Arizona Law is not exclusive, and a corporation may grant its directors, officers, employees or other agents certain additional rights to indemnification. EMCO's Bylaws provide indemnification of its officers, directors., employees and agents for or on account of any action or omission alleged to have been committed while acting within the scope of employment as a director or officer of the corporation.

     Business Combinations/Reorganizations. A provision of the Delaware Law prohibits certain transactions between a Delaware corporation and an "interested stockholder" unless such corporation has opted out of such provision in its certificate of incorporation. An "interested stockholder" for purposes of this Delaware Law provision is a stockholder that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation (or its affiliate or associate). This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder acquired stock of the Delaware corporation unless (i) the business combination is approved by the corporation's board of directors prior to the stock acquisition date; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which such stockholder became an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of disinterested stockholders. GPC has not opted out of this provision of Delaware Law.

     Under the Arizona Law, business combinations between an "issuing public corporation" and an "interested shareholder" are generally prohibited for a period of three years after the interested shareholder's share acquisition date, unless the business combination was approved by a committee of the board of the issuing public corporation before the share acquisition date. An "interested shareholder" is defined as the beneficial owner of 10% or more of the voting power of the outstanding shares of the issuing public corporation, or an affiliate or associate of the issuing public corporation who during the preceding three years was the beneficial owner of 10% or more of the voting power of the outstanding shares of the issuing public corporation. This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested shareholder acquired its stock unless (i) the business combination is approved by a committee of the corporation's board of directors prior to the stock acquisition date, or (ii) the interested shareholder's acquisition of shares was approved by a committee of the corporation's board of directors prior to the stock acquisition date. After three years, such business combinations may occur, if (i) approved by the board of directors prior to the share acquisition date of the interested shareholder, or (ii) subsequently approved by a majority of the shareholders (excluding shares beneficially owned by the interested shareholder), or (iii) they meet other conditions relating to the amount of the consideration offered to the shareholders, as specified in the Arizona Law.

     Shareholder Derivative Suits. Under the Delaware Law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. The

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

Arizona Law provides that a shareholder bringing a derivative action on behalf of the corporation must have been a shareholder at the time of the transaction in question, unless his or her stock thereafter devolved upon him or her by operation of law from a person who was a shareholder of record at that time, and must fairly and adequately represent the interests of the corporation.

     Potential Issuance of Preferred Stock. GPC's Certificate of Incorporation authorizes 2,000,000 shares of Preferred Stock, which may be issued in such series, and with such rights, as are determined by the GPC Board of Directors, including dividend rights, liquidation preferences, voting rights, redemption rights and conversion rights. Such authorization and issuance or issuances may generally be made by the GPC Board of Directors without obtaining GPC stockholder approval. The rights of the holders of Common Stock of GPC are subject to, and may be adversely affected by, the rights of any Preferred Stock that may be issued in the future. EMCO's Articles of Incorporation do not provide for the authorization or issuance of undesignated Preferred Stock by the Board of Directors alone.

            ADDITIONAL MATTERS FOR CONSIDERATION OF GPC STOCKHOLDERS

                            I. ELECTION OF DIRECTORS

NOMINEES

     A board of four directors is to be elected at the GPC Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's four nominees named below, three of whom are presently directors of the GPC. In the event that any management nominee is unable or declines to serve as a director at the time of the GPC Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting (if applicable), as will assure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

     Under the GPC Bylaws, nominations for directors may be made by any stockholder entitled to vote in the election of directors, but only if advance written notice of such stockholder's intent to make such nominations has been received by GPC at its principal executive office not less than 60 days nor more than 90 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 50 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of GPC owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the stockholder giving the notice, the name, address and class number of shares of GPC that are beneficially owned by such stockholder. The presiding officer of the GPC Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The names of the nominees and certain information about them as of the Record Date, are as set forth below:

                                                                                      DIRECTOR
             NAME               AGE               PRINCIPAL OCCUPATION                 SINCE
------------------------------  ---   --------------------------------------------  ------------
Gerard M. Jacobs..............  40    Co-Chairman of the Board of Directors,        August 1995
                                        Co-Chief Executive Officer and Co-President
                                        of GPC
T. Benjamin Jennings..........  32    Co-Chairman of the Board of Directors,        August 1995
                                        Co-Chief Executive Officer and Co-President
                                        of GPC
Xavier Hermosillo.............  45    Principal, Xavier Hermosillo & Associates     August 1995
Donald F. Moorehead...........  45    Director, EMCO Recycling Corp.                    N/A

     Except as set forth below, each person named above has been engaged in the principal occupation described below during the past five years. There are no family relationships among any nominees or officers of GPC.

     Gerard M. Jacobs has served as Co-Chairman of the Board, Co-President and Co-Chief Executive Officer of GPC since August 1995 and has been the owner and President of Environmental Waste Funding Corporation, a company specializing in landfill development and finance, since June 1991. From 1988 to June 1991, Mr. Jacobs was a sole proprietor engaged in landfill development and finance. Since September 1994, Mr. Jacobs has served as a director of Crown Casino Corporation, a publicly traded gaming company. Mr. Jacobs is also a director and 33% stockholder of Casper & Associates, Inc., an engineering firm specializing in fiber optic communications and the President and 75% beneficial owner of Miss Mimi Corporation, a real estate development company. Mr. Jacobs is also the President and sole stockholder of

Trailside Capital Corporation, a member of the National Association of Securities Dealers, Inc. From 1983 to 1988, Mr. Jacobs developed resource recovery, landfill and hydroelectric projects for the investment banking firm of Russell, Rea & Zappala, Inc., Pittsburgh, Pennsylvania. From 1978 to 1983, Mr. Jacobs practiced securities, corporate and banking law with the firms of Reed, Smith, Shaw & McClay and Manion, Alder & Cohen, P.C., Pittsburgh, Pennsylvania. Mr. Jacobs is a graduate of Harvard University, where he was elected to Phi Beta Kappa. Mr. Jacobs holds a law degree from the University of Chicago Law School, which he attended as a Weymouth Kirkland Law Scholar. Mr. Jacobs is a member of the Pennsylvania Bar and an elected member of the Board of Education of District 200, Oak Park and River Forest High School, Oak Park, Illinois.

     T. Benjamin Jennings has served as Co-Chairman of the Board, Co-President and Co-Chief Executive Officer of GPC since August 1995. Mr. Jennings served as a Director of First Southwest Company, a private investment banking firm based in Dallas, Texas, from April 1993 until October 31, 1995. From March 1990 until April 1993 Mr. Jennings was a Vice President of Kidder Peabody & Co. Inc. At First Southwest and Kidder Peabody Mr. Jennings concentrated on mergers, acquisitions, private debt and equity placements, and various types of public security transactions. Mr. Jennings is currently co-chairman of the Inner-City Games, Chicago, a national charity benefitting inner-city children. Mr. Jennings is an honors graduate of Rice University.

     Xavier Hermosillo has been a director of GPC since August 1995 and since that time, has also provided investor and public relations services to GPC. Mr. Hermosillo has been a principal of Xavier Hermosillo & Associates, a public relations, marketing and government affairs firm since 1984. Since October 1993, Mr. Hermosillo has also served as a radio talk show host for Capital Cities/ABC West Coast Flagship Radio station KABC-AM, and began hosting a nightly talk show on 50,000 watt 710-TALK-KMPC in Los Angeles when it was acquired by Capital Cities/ABC in May 1994. Mr. Hermosillo has also been a television news commentator on KCOP-13 REAL NEWS (United Paramount Network) since May 1993. He is the first and only Latino radio talk show host and television news commentator in Los Angeles. He is the founding chairman of N.E.W.S. For America, a coalition of 250 Latino organizations in Los Angeles. Mr. Hermosillo is a member of the Executive Committee of the California Republican Party in his role as the State Chairman of the Republican National Hispanic Assembly. He has been a delegate to the 1984, 1988, and 1992 Republican National Conventions, served as co-chairman of the 1992 California Latino Bush Campaign and as a Director of International Media at the 1992 GOP National Convention in Houston.

     Donald F. Moorehead has served as a member of the Board of Directors of EMCO since May 1993 and has been Chief Development Officer of U.S.A. Waste Services, Inc., a national waste management company, since May 1994. Mr. Moorehead served as Chairman of the Board of U.S.A. Waste Services from May 1994 until June 1995 and has served as its Vice-Chairman of the Board since June 1995. From September 1990 until May 1994, Mr. Moorehead was the Chairman of the Board and Chief Executive Officer of U.S.A. Waste Services. From December 1985 until August 1990, Mr. Moorehead served as Chairman of the Board and Chief Executive Officer of Mid-American Waste Systems, Inc., a waste management company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of GPC's Common Stock as of the Record Date, (i) by each person who is known by GPC to own more than 5% of GPC's Common Stock, (ii) by each nominee,
(iii) by the Chief Executive Officer and each of the executive officers or directors of GPC who was paid in excess of $100,000 during the fiscal year ended October 31, 1995 and (vi) by all current officers, directors and nominees as a group.

                    SHARES BENEFICIALLY OWNED(1)                       NUMBER OF      PERCENT OF
                NAME AND ADDRESS OF BENEFICIAL OWNER                    SHARES       TOTAL SHARES
---------------------------------------------------------------------  ---------     ------------
Gerard M. Jacobs(2)..................................................    900,000         15.5%
  7600 Augusta Street
  River Forest, IL 60305
T. Benjamin Jennings(2)..............................................    900,000         15.5%
  12 Country Lane
  Northfield, IL 60093
Eugene T. Sanders....................................................    327,140          6.1%
  c/o General Parametrics Corporation
  1250 Ninth Street
  Berkeley, California 94710
Xavier Hermosillo(3).................................................     10,000        *
  1621 West 21st St.
  San Pedro, CA 90732
Dimensional Fund Advisors(4).........................................    276,987          5.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
James C. Cogan(5)....................................................     30,550        *
Donald F. Moorehead..................................................    250,000          4.7%
Herbert B. Baskin(6).................................................        458        *
All current officers, directors and the nominees for director as a
  group (8 persons)(7)...............................................  1,955,117         33.5%


---------------
 *  Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.


(2) Consists of 450,000 shares held of record by such person (sole voting and dispositive power), 250,000 shares deemed to be beneficially owned by such person under Rule 13d-3 as a result of an agreement between such person and Blue Bird Partners (a general partnership of which the two general partners are charitable remainder unit trusts of which Louis D. Paolino is the trustee) by which such person has the right to vote such shares at GPC's Annual Meeting (shared voting power) and 200,000 shares issuable upon exercise of a stock option within 60 days of the date of the Record Date (sole voting and dispositive power).



(3) Includes 10,000 shares subject to options exercisable within 60 days of the Record Date.


(4) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 276,987 shares of GPC's stock as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager for. Dimensional disclaims beneficial ownership of all such shares.


(5) Includes 30,000 shares subject to options exercisable by Mr. Cogan within 60 days of the Record Date.


(6) Mr. Baskin resigned as President and Chief Executive Officer of GPC in August 1995.


(7) Includes 524,750 shares subject to options held by six persons and exercisable within 60 days of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires GPC's officers and directors, and persons who own more than ten percent of a registered class of GPC's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ. Such officers, directors and ten percent shareholders are also required by SEC rules to furnish GPC with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons GPC believes that, during fiscal 1995 all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with, except that Daniel Burgess filed a Form 3 reporting his status as an executive officer of GPC late.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of GPC held a total of 9 meetings during fiscal 1995. During fiscal 1995, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served, except as noted below.

     The Board of Directors has an Audit Committee, an Executive Compensation Committee and a Nominating Committee.

     The Audit Committee recommends engagement of GPC's independent accountants, approves services performed by such accountants, and reviews and evaluates GPC's accounting system and its system of internal accounting controls. This committee held one meeting during fiscal 1995 prior to the resignation of former directors
J. Thomas Bentley and Victor D. Poor. Following the resignation of such former directors, the committee consists of directors Jacobs, Jennings and Hermosillo.

     The Executive Compensation Committee reviews and administers the compensation of the officers of GPC. This committee held one meeting during fiscal 1995. The committee consists of directors Jacobs, Jennings and Hermosillo.

     The Nominating Committee nominates candidates for the Board, and will consider nominees recommended by stockholders. Under the bylaws of GPC, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by GPC at its principal executive office not less than 60 days nor more than 90 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 50 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of GPC owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the stockholder giving the notice, the name, address and class and number of shares of GPC that are beneficially owned by such stockholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Committee consists of directors Jacobs, Jennings and Hermosillo and held no meetings during fiscal 1995.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by GPC for services rendered during the last fiscal year to the company by the Co-Chief Executive Officers and former Chief Executive Officer and the most highly compensated executive officers whose salary and bonus for the last fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                        FISCAL 1995 ANNUAL COMPENSATION

                                                                                          ALL OTHER
            NAME                  PRINCIPAL POSITION       YEAR     SALARY     BONUS     COMPENSATION
----------------------------  --------------------------   ----    --------    ------    ------------
Gerard M. Jacobs(1).........  Co-Chairman of the Board,    1995          --        --           --
                              Co-President and Co-Chief
                              Executive Officer

T. Benjamin Jennings(1).....  Co-Chairman of the Board,    1995          --        --           --
                              Co-President and Co-Chief
                              Executive Officer

Herbert B. Baskin(2)........  Former Chairman of the       1995    $ 60,000        --           --
                              Board, President and CEO     1994    $100,000        --           --
                                                           1993    $141,000    $7,000           --

James C. Cogan..............  Senior Vice President,       1995    $132,000        --           --
                              Operations                   1994    $136,000        --       $1,000(3)
                                                           1993    $139,000        --           --

---------------
(1) Messrs. Jacobs and Jennings served without compensation from GPC during the time from their appointment to their positions as Co-Chief Executive Officers and Co-Presidents in August 1995 through the end of the last fiscal year. Subsequent to fiscal year end, Messrs. Jacobs and Jennings received an aggregate of $75,000 each covering salary and bonus for the period from November 1, 1995 through December 31, 1995 and are currently receiving a salary of $10,000 per month. Following completion of the Merger, Messrs. Jacobs' and Jennings' compensation will be governed by the terms of the employment agreements between them and GPC to be entered into in connection with the Merger. See "The Merger and Related Transactions -- Related Agreements -- Employment Agreements."

(2) Mr. Baskin served as President and Chief Executive Officer through August 30, 1995.

(3) Comprised of life insurance premiums paid by GPC.

     There were no stock option grants to the individuals named in the Summary Compensation Table during fiscal 1995.

     The following table sets forth the employee stock options exercised during fiscal 1995 by the Named Executive Officers at October 31, 1995.

 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUE TABLE

                                                                  NUMBER OF
                                                             SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-
                                                              UNEXERCISED OPTIONS          THE-MONEY OPTIONS AT
                             SHARES                           AT FISCAL YEAR END              FISCAL YEAR END
                           ACQUIRED ON        VALUE        -------------------------     -------------------------
          NAME              EXERCISE       REALIZED(1)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
-------------------------  -----------     -----------     -------------------------     -------------------------
Gerard M. Jacobs.........          0         $     0                       0                    $         0
T. Benjamin Jennings.....          0         $     0                       0                    $         0
Herbert B. Baskin(2).....          0         $     0                       0                    $         0
James C. Cogan...........     20,000         $18,000                40,000/0                    $ 28,500/$0

---------------
(1) Value Realized is determined by multiplying the number of shares by the difference between the closing price on the trade date and the exercise price.

(2) Mr. Baskin, GPC's former President and Chief Executive Officer held no employee stock options.

     Additionally, subsequent to October 31, 1995, Messrs. Jennings and Jacobs, Co-Chairmen of the Board of Directors, Co-Presidents and Co-Chief Executive Officers of GPC, were granted incentive stock options under the Stock Plan to purchase an aggregate of 200,000 shares each at an exercise price of $4.00 per share. Such options are fully vested and exercisable and have a ten-year term. See "-- Certain Transactions."

DIRECTOR COMPENSATION

     Directors are paid a fee of $1,000 for each board or committee meeting attended (other than board and committee meetings held on the same day) and are reimbursed for their reasonable expenses in attending such meetings.

CERTAIN TRANSACTIONS

     At a Board meeting held on January 5, 1996, the GPC Board of Directors granted incentive stock options to Messrs. Jennings and Jacobs under the Stock Plan to purchase an aggregate of 200,000 shares each at an exercise price of $4.00 per share. Such options are fully vested and exercisable and have a ten-year term. The other terms of Messrs. Jennings' and Jacobs' stock options are governed by their individual stock option agreements and the Stock Plan. See "-- Approval of Amendment to 1995 Stock Option Plan." Additionally, each of Messrs. Jacobs and Jennings received, subsequent to October 31, 1995, a $75,000 payment representing a signing bonus and salary for the period from November 1, 1995 to December 31, 1995 for their services as Co-Chief Executive Officers and Co-Presidents of GPC. In addition, Messrs. Jacobs and Jennings currently receive a salary of $10,000 per month. Following completion of the Merger, Messrs. Jacobs' and Jennings' compensation arrangements will be governed by the terms of the employment agreements between them and GPC to be entered into in connection with the Merger. Xavier Hermosillo, a director of GPC, has provided investor and public relations services for GPC since August 1995. GPC intends to enter into an agreement with Mr. Hermosillo for the continuation of such services. The agreement will provide for payments of up to $4,000 per month to Mr. Hermosillo.

           II. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     At the GPC Meeting, stockholders are being asked to approve the Shares Certificate Amendment in order to increase the number of authorized shares of Common Stock by 20 million to 40 million. GPC is seeking stockholder approval of the amendment to increase the number of shares of authorized Common Stock in order to provide for future amendments of GPC's stock option plans to increase the number of shares reserved for issuance and the issuance of GPC shares in future acquisitions, if necessary. GPC believes that the use of shares of Common Stock as consideration in an acquisition is beneficial to stockholders due to the fact that it preserves cash and does not result in GPC incurring indebtedness. The effect of any future issuances of Common Stock from the amount being requested to be approved would be to dilute the ownership interest of existing shareholders (although the mere authorization of additional shares will not cause dilution). In the event that applicable law requires a GPC stockholder vote to issue the newly authorized Common Stock, GPC will solicit stockholder consent to any such issuance. Unless stockholder consent is so required, the Board may elect to issue such shares without stockholder approval.

     THE BOARD OF DIRECTORS OF GPC RECOMMENDS A VOTE IN FAVOR OF THE SHARES CERTIFICATE AMENDMENT.

           III. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                       IN ORDER TO CHANGE THE NAME OF GPC

     At the GPC Meeting, stockholders are also being asked to approve the Name Certificate Amendment in order to change the name of GPC to "Metal Management, Inc."

     GPC management selected the new name due to the fact that it fits better with GPC's proposed business following the Merger. Additionally, in the event the Certificate Amendment and the Merger are approved, management will seek approval from the Nasdaq Stock Market to change the Nasdaq National Market trading symbol to SCRP to reflect the changed name and nature of business of GPC.

     THE BOARD OF DIRECTORS OF GPC RECOMMENDS A VOTE IN FAVOR OF THE NAME CERTIFICATE AMENDMENT.

                 IV. APPROVAL OF THE 1996 DIRECTOR OPTION PLAN

GENERAL

     The 1996 Director Option Plan (the "Director Plan") was adopted by the Board of Directors in January 1996. The Board of Directors reserved a total of 100,000 shares of Common Stock for issuance under the Director Plan. The Director Plan provides for the grant of nonstatutory stock options to the GPC non-employee directors (each an "Outside Director"). The Board of Directors requests that the stockholders approve the Director Plan at the Annual Meeting.

SUMMARY OF THE DIRECTOR PLAN

     The material terms of the Director Plan are outlined below.

PURPOSE

     The purposes of the Director Plan are to attract and retain the best available personnel for service as Outside Directors of GPC to provide additional incentive to the Outside Directors of GPC to serve as directors, and to encourage their continued service on the Board of Directors.

ADMINISTRATION; STOCK OPTION GRANTS

     The Director Plan is designed to operate automatically and without administration by the Board. However, to the extent necessary the Director Plan is administered by the Board of Directors. Under the Director Plan, each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock on the date of his or her appointment as an Outside Director or on the date the Director Plan is adopted by the Board. Subsequently, each Outside Director who has served as such for at least one month is awarded an annual option to purchase 2,500 shares of Common Stock on January 15 of each year.

ELIGIBILITY

     The Director Plan provides that options may be granted only to GPC's Outside Directors.

TERMS AND CONDITIONS

     Each option granted under the Director Plan is evidenced by a written stock option agreement between the optionee and GPC and is subject to the following terms and conditions:

          (a) Exercise Price. The price to be paid for shares of Common Stock upon the exercise of an option granted under the Director Plan is 100% of the fair market value of one share of the Common Stock. For so long as GPC's Common Stock is traded on the Nasdaq National Market, the fair market value of share of Common Stock is the closing sales price for such stock (or the closing bid if no sales were reported) on the last trading day prior to the date of grant.

          (b) Exercise of Option. Each option is fully vested and exercisable at the time of grant. In no event may an option granted under the Director Plan be exercised more than ten years after the date of grant. An option is exercised by giving written notice of exercise to GPC, specifying the full number of shares of Common Stock to be purchased and by tendering payment of the purchase price to GPC.

          (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option is determined by the Board and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of (1) cash, (2) check, (3) other shares of GPC's Common Stock, or (4) delivery of documentation to effect a cashless exercise and sale of shares to pay the exercise price.

          (d) Termination of Status as a Director. If an optionee ceases to serve as a director, the optionee may, but only 12 months after the date the optionee ceases to be a director of GPC, exercise an option to the extent that the optionee was entitled to exercise it at the date of such termination.

          (e) Permanent Disability. In the event an optionee's service as a director terminates as a result of such optionee's total and permanent disability, the optionee may, but only within twelve months from the date of such termination, exercise an option to the extent the optionee was entitled to exercise it at the date of termination.

          (f) Death. In the event of the death of the optionee, the option may be exercised, but only within twelve months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the optionee was entitled to exercise it at the date of death.

          (g) Nontransferability of Options. The option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTED UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

     In the event of changes in the outstanding Common Stock of GPC by reason of any stock splits, reverse stock splits, stock dividends, combinations or reclassifications, an appropriate adjustment shall be made in the number of shares of Common Stock subject to the Director Plan, the number and class of shares of Common Stock subject to an option outstanding under the Director Plan, and the exercise price of any such outstanding option. In the event of the proposed dissolution or liquidation of GPC, all outstanding options will terminate immediately prior to the consummation of such proposed action.

     In the event of a proposed sale of all or substantially all of the assets of GPC, or the merger of GPC with or into another corporation, each outstanding option may be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event the successor corporation does not agree to assume the option or to substitute an equivalent option, the optionees will have the right to exercise outstanding options as to all of the Common Stock subject to such options, including shares as to which such options would not otherwise be exercisable.

AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN

     The Board may amend, alter, suspend or terminate the Director Plan; provided, however, that such action shall not impair (without the optionee's consent) the rights of any optionee under any grant under the Director Plan made before such amendment, alteration, suspension or termination. In any event, the Director Plan will terminate by its terms in January 2006.

TAX INFORMATION

     Options granted under the Director Plan are non-statutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     GPC will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and GPC with respect to the grant and exercise of options under the Director Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

RECOMMENDATION

     MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE DIRECTOR PLAN.

               V. APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve an amendment to GPC's 1995 Stock Option (the "Stock Plan"), as adopted by the Board of Directors in order to increase the number of shares issuable thereunder by 800,000 to a total of 1,300,000. The Stock Plan was originally approved by the Board in January 1995 and by the stockholders in March 1995. The Stock Plan authorizes the Board of Directors to grant incentive or nonstatutory stock options. The material terms of the Stock Plan, as amended, are outlined below.

REASONS FOR INCREASE

     GPC is seeking to increase the number of shares issuable under the Stock Plan in order to have a sufficient reserve to grant options to current and future employees, executive officers and consultants. In particular, the increase is necessary in order to permit the granting of stock options to George
O. Moorehead to purchase 150,000 shares, pursuant to the terms of the employment agreement to be entered into by him, and to certain other employees and consultants of GPC. See "The Merger and Related Transactions -- Related Agreements -- Employment Agreements."

PURPOSES

     The purposes of the Stock Plan are to attract and retain personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of GPC and its subsidiaries and to promote the success of GPC's business.

ADMINISTRATION

     With respect to grants of options to employees who are also officers or directors of GPC, the Stock Plan shall be administered by (i) the Board of Directors of GPC if the Board may administer the Stock Plan in compliance with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act of 1934") (the "Exchange Act") with respect to a plan intended to qualify under Rule 16b-3 as a discretionary plan or (ii) a committee designated by the Board of Directors to administer the Stock Plan, which committee shall be constituted in such a manner as to permit the Stock Plan to comply with Rule 16b-3. With respect to the grants of options to employees or consultants who are neither officers nor directors of GPC, the Stock Plan shall be administered by (i) the Board of Directors or (ii) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable laws and of the Internal Revenue Code of 1986, as amended (the "Code"). If permitted by Rule 16b-3, the Stock Plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither officers nor directors and consultants who are not directors. Members of the Board of Directors will receive no additional compensation for their services in connection with the administration of the Stock Plan.

ELIGIBILITY

     The Stock Plan provides that options may be granted to employees (including officers and directors employed by GPC) and to consultants of GPC and any future subsidiaries. As of January 1996, there were approximately 35 persons eligible to be granted options under the Stock Plan. The Board of Directors or its committee (collectively referred to hereinafter as the "Board") selects the participants and the number of shares to be subject to each option taking into account the duties and responsibilities of the employee or consultant, as the case may be, the value of the participant's services, his or her present and potential contribution to the success of GPC, the anticipated number of years of future service of the employee and other relevant factors. Incentive stock options may be granted only to employees, including officers, of GPC and its current and future subsidiaries. Nonstatutory stock options may be granted to employees or consultants of GPC.

TERMS OF STOCK OPTIONS

     The terms of options granted under the Stock Plan are determined by the Board. Each option is evidenced by a written stock option agreement between GPC and the participant and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The Board determines on the date of grant the rate at which shares subject to an option vest and the terms upon which options are exercisable. The form of option agreement currently used by GPC generally provides that options vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the option grant date. The Board may determine at any time to change the vesting rate or terms of exercise of options granted in the future and may determine at any time to change the form or forms of option agreement used as to future grants of options.

          An option is exercised by giving notice of exercise to GPC, specifying the number of full shares of Common Stock to be purchased and tendering payment to GPC of the purchase price. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Stock Plan provides that such means may be by one or more of the following: cash, check, delivery of the participant's promissory note, shares of GPC's Common Stock, delivery of documentation to effect simultaneous exercise and sale of shares sufficient to pay the exercise price, a reduction in the amount of Company liability to the participant or any combination of such methods of payment, or such other consideration or method of payment as is determined by the Board and is permitted under the Delaware General Corporation Law.

          (b) Exercise Price. The exercise price of options granted under the Stock Plan is determined by the Board. In the case of an incentive stock option granted to an employee, the option price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, with the exception that in the case of an option granted to an optionee who owns stock representing more than 10% of the Company or any parent or subsidiary of GPC, the exercise price must not be less than 110% of such fair market value on the date of the grant. In the case of a nonstatutory option granted to any other eligible person, the per share exercise price shall be determined by the Board in its discretion.

          (c) Termination of Employment or Consulting Relationship. If the participant's employment or consulting relationship with GPC or its subsidiaries is terminated for any reason other than death or disability, the participant may, but only within such period of time after such termination as is determined by the Board, not exceeding three months in the case of an incentive stock option, exercise his option to the extent the option was exercisable at the date of termination. To the extent the participant was not entitled to exercise the option at the date of termination, or if he does not exercise the option within the time specified above, the option terminates.

          (d) Disability. If a participant is unable to continue his employment or consulting relationship with GPC or its subsidiaries as a result of his total and permanent disability, the participant may, but only within twelve months from the date of termination, exercise his option to the extent the option was exercisable at the date of termination. To the extent the participant was not was not entitled to exercise the option at the date of termination, or if he does not exercise his option within the time specified above, the option terminates.

          (e) Death. If a participant should die while employed by or consulting for GPC or its subsidiaries, the option may be exercised at any time within twelve months of the date of death, but only to the extent the option was exercisable at the date of the employee or consultant's death. Any such exercise of an option following the death of an employee or consultant of GPC may only be effected by such participant's estate or by a person who acquired the right to exercise the option by bequest or inheritance.

          (f) Termination of Options. The term of each option will be fixed by the Board, provided that all incentive stock options granted under the Stock Plan expire no later than ten years after the date of grant. However, options granted to a participant who, immediately before the grant of such option, owns stock representing more than 10% of the voting power of all classes of stock of GPC or any parent or subsidiary of GPC, shall have a five year term unless otherwise provided in the option agreement.

          (g) Nontransferability of Options. An option is not transferable by the participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable during the participant's lifetime only by the participant. In the event of the participant's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

          (h) Section 162(m) Limitation. No employee may be granted in any fiscal year of GPC options to purchase more 500,000 shares, which limitation is intended to qualify options granted under the Stock Plan as performance-based compensation for purposes of the cap on tax deduction of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

CAPITAL CHANGES

     In the event any change, such as a stock split or payment of a stock dividend, is made in GPC's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by GPC (provided that issuance of Common Stock upon conversion of any convertible securities shall not be deemed to have been effected without receipt of consideration), an appropriate proportionate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Stock Plan, as well as in the number of shares reserved for issuance under the Stock Plan.

     In the event of the proposed dissolution or liquidation of GPC, each outstanding option shall terminate immediately prior to the consummation of such proposed action. In the event of the merger of GPC with or into another corporation, or of a sale of substantially all GPC's assets, each option under the Stock Plan may be assumed or an equivalent option may be substituted by such successor corporation or by a parent or subsidiary of such successor corporation. The Board may, in lieu of such assumption or substitution, provide for the participant to have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of an assumption or substitution in the event of a merger, the Board shall notify the participant that the option shall be fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend or discontinue the Stock Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the Stock Plan without the participant's consent. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), GPC will obtain stockholder approval of any amendment to the Stock Plan in such a manner and to such a degree as required. Subject to the specific terms of the Stock Plan, the Board may accelerate any option or waive any conditions or restrictions pertaining to such option or shares of stock relating thereto at any time. The Board may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The Stock Plan shall continue in effect for a term of ten years unless sooner terminated as described above.

CERTAIN FEDERAL INCOME TAX INFORMATION

  Federal Income Tax Aspects of the Plan

     The following is a brief summary of the Federal income tax consequences of transactions under the Plan based on Federal securities and income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  Nonstatutory Options

     General Rules: An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of GPC, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code.

     Withholding: Any compensation income recognized by an optionee who is also an employee will be treated as wages and will be subject to tax withholding by GPC out of the current compensation paid to the optionee. If such current compensation is insufficient to pay the withholding tax, the optionee will be required to make direct payment to GPC for the tax liability.

     Gain or Loss on Sale: Upon a resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss.

     GPC will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

  Incentive Stock Options

     General Rules: If an option granted under the Plan is treated as an incentive stock option under the Code, the optionee will recognize no income upon grant of the option, and will recognize no income upon exercise of the option unless the alternative minimum tax rules apply. GPC will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

     Holding Periods: Upon the sale of the shares at least two years after the grant of the option and one year after exercise of the option (the "statutory holding periods"), any gain will be taxed to the optionee as long-term capital gain. If the statutory holding periods are not satisfied (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and GPC will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss. A different rule for measuring ordinary income may apply if shares are purchased by an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the optionee subsequently disposes of such shares prior to the expiration of statutory holding periods.

     In the event of a disqualifying disposition, GPC will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized in excess of the amount treated as ordinary income will be characterized as capital gain.

PARTICIPATION IN THE PLAN

     The grant of options under the Stock Plan to employees, including Named Executive Officers, is subject to the discretion of the Board or its committee. As of the date of this proxy statement, there has been no determination by the Board or its committee with respect to future awards under the Stock Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Stock Plan. No options were granted under the Stock Plan during the last fiscal year.

RECOMMENDATION

     MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK PLAN.

                      VI. APPROVAL OF AMENDMENT TO BYLAWS

     Section 3.2 of the GPC Bylaws currently provides for a Board of Directors consisting of a number of directors between four and seven, with the exact number set by the Board within such limits. The current number of authorized directors is set at four. The GPC Board is seeking stockholder approval of an amendment of Section 3.2 of the Bylaws of GPC to read in full as follows:

     3.2 NUMBER OF DIRECTORS

          The Board of Directors shall consist of four (4) persons. This number may be changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this Section 3.2 that is duly adopted by the Board of Directors or approved by the vote or written consent of a majority of the votes entitled to be cast by the holders of all outstanding shares of stock.

REASONS FOR AND PURPOSE AND EFFECT OF BYLAW AMENDMENT

     The effect of the Bylaw Amendment is to permit the Board to set the number of directors at any number without any minimum or maximum and without the necessity of seeking stockholder approval. The Board believes that the flexibility that would result from such a change is important in that it would allow the Board to determine what is believed to be an appropriate number of directors and to decrease or increase the number of authorized directors accordingly, without the delay of obtaining stockholder approval. In particular, if the Bylaw Amendment is approved and the Merger is consummated, the GPC Board intends to expand the size of the Board to seven directors and to appoint persons affiliated with EMCO and Ellis Metals, Inc. to fill the vacancies created by such expansion. See "Management -- Management of GPC and EMCO Following the Merger" and "Additional Matters for Consideration of GPC Stockholders -- Election of Directors." While GPC does not currently intend to create a Board of less than four or more than seven directors, it wishes to retain the flexibility to vary outside of this range. Under Delaware Law, the minimum number of directors is one, and there is no maximum number. The Board of Directors is not permitted to decrease the number of authorized directors if such decrease would have the effect of removing a director from office prior to the expiration of his or her term.

VOTE REQUIRED

     Approval of the Bylaw Amendment requires the affirmative vote of the holders of a majority of the GPC stock issued and outstanding and entitled to vote. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Bylaw Amendment.

          VIII. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the GPC for the fiscal year ending October 31, 1996. Price Waterhouse LLP has audited the financial statements of GPC beginning with the fiscal year ended October 31, 1983. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL AND RATIFICATION OF SUCH SELECTION.

     A representative of Price Waterhouse LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS


     Stockholder proposals for inclusion in the GPC proxy statement and form of proxy relating to the GPC 1997 Annual Meeting of Stockholders must be received by GPC by November 12, 1996 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 OTHER MATTERS

     GPC knows of no other matters to be submitted to the GPC Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the GPC Board of Directors may recommend.

     If a stockholder intends to bring a matter to the vote of the stockholders at the GPC Meeting, advance notice must be given in writing to GPC in accordance with the GPC Bylaws. Such notice must be received by GPC at its principal executive offices not less than 60 nor more than 90 days prior to the meeting, except that in the event less than 50 days notice to stockholders (or prior public disclosure of the meeting date) is made by the Company, notice of stockholder business must be received not later than the close of business on the tenth day following the mailing of such notice or the making of such public disclosure. The stockholder's notice must set forth a brief description of the business and the reasons for conducting it at the GPC Meeting, the stockholder's name and address, the number of GPC shares beneficially owned, any material interest of the stockholder in such business and any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Notwithstanding the foregoing, a stockholder who desires to have information with respect to a stockholder proposal included in GPC's proxy materials must comply with the applicable regulations under the Exchange Act. The person chairing the GPC Meeting may declare that any stockholder business not meeting the requirements is not properly brought before the stockholders and may not be transacted.

                                    EXPERTS

     The consolidated financial statements of General Parametrics Corporation as of October 31, 1995 and 1994 and for each of the three years ended October 31, 1995 included in this Proxy have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The consolidated financial statements of EMCO Recycling Corp., included in this Proxy, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.


Dated: March 8, 1996

                       THIS PAGE INTENTIONALLY LEFT BLANK

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        -----
GENERAL PARAMETRICS CORPORATION
  Audited Consolidated Financial Statements
     Report of Independent Accountants................................................    F-2
     Consolidated Statements of Operations for the Years Ended October 31, 1995, 1994
      and 1993........................................................................    F-3
     Consolidated Balance Sheets as of October 31, 1995 and 1994......................    F-4
     Consolidated Statements of Cash Flows for the Years Ended October 31, 1995, 1994
      and 1993........................................................................    F-5
     Consolidated Statements of Shareholders' Equity for the Years Ended October 31,
      1995, 1994 and 1993.............................................................    F-6
     Notes to Consolidated Financial Statements.......................................    F-7
EMCO Recycling Corp.
  Audited Consolidated Financial Statements
     Report of Independent Public Accountants.........................................   F-14
     Consolidated Statements of Income for the Year Ended March 31, 1995 and Eleven
      Months Ended March 31, 1994.....................................................   F-15
     Consolidated Balance Sheets as of March 31, 1995 and 1994........................   F-16
     Consolidated Statements of Stockholders' Equity for the Year Ended March 31, 1995
      and Eleven Months Ended March 31, 1994..........................................   F-17
     Consolidated Statements of Cash Flows for the Year Ended March 31, 1995 and
      Eleven Months Ended March 31, 1994..............................................   F-18
     Notes to Financial Statements....................................................   F-19
  Interim Consolidated Financial Statements
     Consolidated Statements of Income for the Ten Months Ended January 31, 1996 and
      1995 (Unaudited)................................................................   F-15
     Consolidated Balance Sheet as of January 31, 1996 (Unaudited)....................   F-16
     Consolidated Statements of Cash Flows for the Ten Months Ended January 31, 1996
      and 1995 (Unaudited)............................................................   F-18
EMPIRE METALS, INC. (Predecessor of EMCO Recycling Corp.)
  Consolidated Financial Statements (unaudited)
     Consolidated Statements of Operations for the Year Ended June 30, 1993
      (Unaudited).....................................................................   F-27
     Consolidated Statements of Cash Flows for the Year Ended June 30, 1993
      (Unaudited).....................................................................   F-28
     Notes to Consolidated Financial Statements (Unaudited)...........................   F-29

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of General Parametrics Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of cash flows and of stockholders' equity present fairly, in all material respects, the financial position of General Parametrics Corporation and its subsidiaries at October 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended October 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

San Francisco, California
December 4, 1995

                        GENERAL PARAMETRICS CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                  YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------
                                                             1995          1994          1993
                                                          -----------   -----------   -----------
Net sales...............................................  $ 9,511,000   $12,338,000   $14,336,000
Cost of sales...........................................    7,028,000     7,724,000     8,522,000
                                                          -----------   -----------   -----------
Gross profit............................................    2,483,000     4,614,000     5,814,000
                                                          -----------   -----------   -----------
Operating expenses:
  Marketing and sales...................................    2,088,000     2,959,000     3,899,000
  Research and development..............................    1,044,000     1,371,000     1,478,000
  General and administrative............................    1,163,000     1,113,000       923,000
  Restructuring costs...................................    1,437,000            --            --
                                                          -----------   -----------   -----------
Total operating expenses................................    5,732,000     5,443,000     6,300,000
                                                          -----------   -----------   -----------
Income (loss) from operations...........................   (3,249,000)     (829,000)     (486,000)
Interest income.........................................      312,000       229,000       310,000
                                                          -----------   -----------   -----------
Income (loss) before income taxes.......................   (2,937,000)     (600,000)     (176,000)
Provision (benefit) for (from) income taxes.............     (500,000)     (388,000)     (284,000)
                                                          -----------   -----------   -----------
Net income (loss).......................................  $(2,437,000)  $  (212,000)  $   108,000
                                                          ===========   ===========   ===========
Net income (loss) per share.............................  $      (.48)  $      (.04)  $       .02
                                                          ===========   ===========   ===========
Dividends declared per share of Common Stock............  $       .18   $       .24   $       .24
                                                          ===========   ===========   ===========

          See accompanying notes to Consolidated Financial Statements.

                        GENERAL PARAMETRICS CORPORATION

                           CONSOLIDATED BALANCE SHEET

                                                                            OCTOBER 31,
                                                                    ---------------------------
                                                                       1995            1994
                                                                    -----------     -----------
                                            ASSETS
Current assets:
Cash and cash equivalents (Notes 4 and 12)........................  $ 3,032,000     $   639,000
Marketable securities (Notes 5 and 12)............................    3,246,000       1,981,000
Accounts receivable, less allowance for doubtful accounts of
  $414,000 in 1995 and $373,000 in 1994 (Note 12).................    1,599,000       2,864,000
Inventories (Note 6)..............................................    1,718,000       3,398,000
Prepaid expenses..................................................       36,000          58,000
Refundable income taxes (Note 11).................................      326,000         281,000
                                                                    -----------     -----------
Total current assets..............................................    9,957,000       9,221,000
Marketable securities (Notes 5 and 12)............................      115,000       2,871,000
Property and equipment, net (Note 7)..............................       58,000         400,000
Capitalized software development costs, net (Note 3)..............           --         994,000
                                                                    -----------     -----------
          Total assets............................................  $10,130,000     $13,486,000
                                                                    ===========     ===========
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable..................................................  $   331,000     $   540,000
Accrued compensation and benefits.................................      169,000         243,000
Other accrued liabilities.........................................      317,000         210,000
Deferred income taxes (Note 11)...................................           --          98,000
                                                                    -----------     -----------
Total current liabilities.........................................      817,000       1,091,000
                                                                    -----------     -----------
Commitments (Notes 8 and 9)
Stockholders' equity (Notes 2, 3, 10 and 15):
  Preferred Stock, $.01 par value -- 2,000,000 shares authorized;
     none outstanding.............................................           --              --
  Common Stock, $.01 par value -- 20,000,000 shares authorized;
     issued and outstanding 5,214,818 in 1995; 5,097,891 in
     1994.........................................................       51,000          51,000
Additional paid-in capital........................................    3,038,000       2,763,000
Retained earnings.................................................    6,224,000       9,581,000
                                                                    -----------     -----------
          Total stockholders' equity..............................    9,313,000      12,395,000
                                                                    -----------     -----------
          Total liabilities and stockholders' equity..............  $10,130,000     $13,486,000
                                                                    ===========     ===========

          See accompanying notes to Consolidated Financial Statements.

                        GENERAL PARAMETRICS CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------
                                                             1995          1994          1993
                                                          -----------   -----------   -----------
Cash flows from operating activities:
Net income (loss).......................................  $(2,437,000)  $  (212,000)  $   108,000
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization.........................      739,000     1,026,000       937,000
  Deferred income taxes.................................      (98,000)      (62,000)      238,000
  Restructuring costs...................................    1,437,000            --            --
  Other special charges.................................      716,000            --            --
Changes in assets and liabilities:
  Accounts receivable...................................    1,265,000     1,459,000       436,000
  Inventories...........................................      755,000       (73,000)      664,000
  Prepaid expenses......................................       22,000         2,000        38,000
  Refundable income taxes...............................      (45,000)     (281,000)           --
  Accounts payable......................................     (209,000)     (342,000)      208,000
  Accrued compensation and benefits.....................      (74,000)      (39,000)       (7,000)
  Other accrued liabilities.............................      (73,000)       23,000      (250,000)
  Income taxes payable..................................           --       (34,000)     (725,000)
                                                          -----------   -----------   -----------
  Net cash provided by operating activities.............    1,998,000     1,467,000     1,647,000
                                                          -----------   -----------   -----------
Cash flows provided (used) by investing activities:
  Marketable securities matured.........................    1,524,000     1,959,000        14,000
  Marketable securities purchased.......................      (33,000)   (1,652,000)   (3,520,000)
  Purchases of property and equipment...................      (27,000)      (92,000)     (184,000)
  Capitalized software development costs................     (424,000)     (784,000)     (787,000)
                                                          -----------   -----------   -----------
  Net cash provided (used) by investing activities......    1,040,000      (569,000)   (4,477,000)
                                                          -----------   -----------   -----------
Cash flows provided (used) by financing activities:
  Common Stock issued under Employee Stock Purchase,
     Employee Stock Option, Executive Bonus Plans,
     including tax effect of stock options..............      275,000        68,000       358,000
  Payment of cash dividends.............................     (920,000)   (1,220,000)   (1,213,000)
                                                          -----------   -----------   -----------
Net cash provided (used) by financing activities........     (645,000)   (1,152,000)     (855,000)
                                                          -----------   -----------   -----------
Net increase (decrease) in cash and cash equivalents....    2,393,000      (254,000)   (3,685,000)
Cash and cash equivalents at beginning of year..........      639,000       893,000     4,578,000
                                                          -----------   -----------   -----------
Cash and cash equivalents at end of year................  $ 3,032,000   $   639,000   $   893,000
                                                          ===========   ===========   ===========

          See accompanying notes to Consolidated Financial Statements.

                        GENERAL PARAMETRICS CORPORATION

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                              ADDITIONAL       TOTAL
                                             COMMON STOCK     PAID-IN       RETAINED      STOCKHOLDERS'
                                 SHARES         AMOUNT        CAPITAL       EARNINGS         EQUITY
                                ---------    ------------    ----------    -----------    ------------
Balance at October 31, 1992...  4,962,654      $ 49,000      $2,339,000    $12,118,000    $ 14,506,000
  Common Stock issued under
     Employee Stock Purchase
     Plan.....................     18,744         2,000          43,000             --          45,000
  Common Stock issued upon
     exercise of options......     70,991            --         253,000             --         253,000
  Common Stock issued under
     Executive Bonus Plan.....     15,000            --          60,000             --          60,000
  Payment of cash dividends...         --            --              --     (1,213,000)     (1,213,000)
  Net income..................         --            --              --        108,000         108,000
                                ---------       -------      ----------    -----------     -----------
Balance at October 31, 1993...  5,067,389        51,000       2,695,000     11,013,000      13,759,000
  Common Stock issued under
     Employee Stock Purchase
     Plan.....................     21,002            --          41,000             --          41,000
  Common Stock issued upon
     exercise of options......      7,200            --          22,000             --          22,000
  Common Stock issued under
     Executive Bonus Plan.....      2,300            --           5,000             --           5,000
  Payment of cash dividends...         --            --              --     (1,220,000)     (1,220,000)
  Net loss....................         --            --              --       (212,000)       (212,000)
                                ---------       -------      ----------    -----------     -----------
Balance at October 31, 1994...  5,097,891        51,000       2,763,000      9,581,000      12,395,000
  Common Stock issued under
     Employee Stock Purchase
     Plan.....................     24,927            --          31,000             --          31,000
  Common Stock issued upon
     exercise of options......     92,000            --         244,000             --         244,000
  Payment of cash dividends...         --            --              --       (920,000)       (920,000)
  Net loss....................         --            --              --     (2,437,000)     (2,437,000)
                                ---------       -------      ----------    -----------     -----------
Balance at October 31, 1995...  5,214,818      $ 51,000      $3,038,000    $ 6,224,000    $  9,313,000
                                =========       =======      ==========    ===========     ===========

          See accompanying notes to Consolidated Financial Statements.

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- OPERATIONS:

     General Parametrics Corporation, a Delaware corporation, and its wholly-owned subsidiaries (the Company) are engaged in the business of designing, manufacturing and marketing color printers and color printer consumables. See Note 2 -- Restructuring Costs and Other Special Charges and
Note 15 -- Subsequent Events.

NOTE 2 -- RESTRUCTURING COSTS AND OTHER SPECIAL CHARGES:

     In October 1995, the Company elected to discontinue a portion of its electronic presentation products, including VideoShow, VideoShow PRESENTER and related products and recorded Restructuring Costs of $1,437,000. Also in October 1995, the Company recorded a $716,000 special charge in Cost of Sales for the repositioning of its color printer products. The charges are comprised of: writedowns of discontinued ($530,000) and slow-moving ($395,000) inventory, write-offs of Capitalized Software Development Costs for discontinued products ($524,000) and color printers ($321,000), write-off of fixed assets ($203,000) associated with the manufacture of discontinued products and a reserve of $180,000 for lease costs related to excess facilities to be vacated and sub-leased. All of the Restructuring Costs and Other Special Charges except for the reserve for excess leased facilities (which the Company estimates will be used over the next two years) are non cash charges. Revenues for terminated products were $2,311,000, $4,222,000 and $6,645,000 for fiscal years ended 1995,
1994 and 1993, respectively.

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Consolidation

     The consolidated financial statements include the accounts of General Parametrics Corporation and its wholly-owned subsidiaries. All material intercompany transactions have been eliminated in consolidation.

  Revenue recognition

     The Company records revenues for sales of its hardware and software products when the earnings process is complete and the collection of the sales price is reasonably assured; generally at the time when the products are shipped.

  Warranties

     The Company provides a variety of warranties covering its hardware and software products and provides for the estimated warranty costs at the time of sale. Warranty costs were not material to the financial statements for the years ended October 31, 1995, 1994 and 1993.

  Inventories

     Inventories are stated at the lower of cost or market, cost being determined using the first-in, first-out (FIFO) method. Cost includes materials, labor and manufacturing overhead.

  Property and equipment

     Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the shorter of the estimated asset life or the lease term, all of which range from three to five years. Maintenance and repairs are charged to earnings while major improvements are capitalized.

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  Net income per share

     Net income per share is based on the weighted average number of common shares outstanding during the period, including equivalent shares related to dilutive stock options. The weighted average number of common shares outstanding was 5,125,000, 5,098,000 and 5,095,000 in fiscal 1995, 1994 and 1993, respectively.

  Capitalized software development costs

     The Company capitalized software development costs in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed". Once the point of technological feasibility was reached, direct production costs (programming and testing) were capitalized. Technological feasibility was established when the Company completed all planning, designing, coding and testing activities that were necessary to establish that the product can be produced to meet its design specifications. Software development costs of $424,000, $784,000, and $787,000 were capitalized in fiscal 1995, 1994 and 1993, respectively. Amortization of capitalized software development costs began when the products were available for general release to customers and was computed on a product-by-product basis using amortization periods not exceeding three years. Amortization expense was $573,000, $800,000 and $620,000 in fiscal 1995, 1994 and 1993, respectively.
Refer to Note 2 -- Restructuring Costs and Other Special Charges.

NOTE 4 -- CASH AND CASH EQUIVALENTS:

     Cash and cash equivalents include cash on hand or in demand accounts or investments in money market accounts or funds which had an original maturity of three months or less at the date of purchase.

NOTE 5 -- MARKETABLE SECURITIES:

     Marketable securities are stated at cost, which approximates market value. Marketable securities maturing within one year are classified as current assets. The Company's marketable securities are classified as "available for sale" in accordance with Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which the Company adopted in fiscal 1995. There was no material impact on its financial position or results of operations as a result of the adoption of this standard.

Marketable securities consist of the following:

                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1995           1994
                                                              -----------    -----------
        Municipal Bonds and Obligations.....................  $ 2,253,000      2,623,000
        Corporate Notes, Bonds and Obligations..............    1,108,000      2,229,000
                                                               ----------     ----------
                                                              $ 3,361,000    $ 4,852,000
                                                               ==========     ==========

NOTE 6 -- INVENTORIES:

     Inventories consist of the following:

                                                                    OCTOBER 31,
                                                            ---------------------------
                                                               1995             1994
                                                            ----------       ----------
        Raw materials.....................................  $  534,000       $1,630,000
        Work-in-progress..................................     111,000          175,000
        Finished goods....................................   1,073,000        1,593,000
                                                            ----------       ----------
                                                            $1,718,000       $3,398,000
                                                            ==========       ==========

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     As described in Note 2 -- Restructuring Costs and Other Special Charges, the Company recorded a charge totaling $925,000 to write-off discontinued inventory and write-down slow-moving inventory.

NOTE 7 -- PROPERTY AND EQUIPMENT:

     The cost and accumulated depreciation of property and equipment are as follows:

                                                                    OCTOBER 31,
                                                            ---------------------------
                                                               1995             1994
                                                            ----------       ----------
        Equipment.........................................  $2,936,000       $2,909,000
        Leasehold improvements............................      77,000           77,000
                                                            ----------       ----------
                                                             3,013,000        2,986,000
        Less -- Accumulated depreciation and
          amortization....................................   2,955,000        2,586,000
                                                            ----------       ----------
                                                            $   58,000       $  400,000
                                                            ==========       ==========

     Depreciation and amortization expense for property and equipment was $166,000, $226,000 and $317,000 for fiscal 1995, 1994 and 1993, respectively.

     As described in Note 2 -- Restructuring Costs and Other Special Charges, the Company recorded a write-down of $203,000 for property and equipment associated with the manufacture of discontinued products.

NOTE 8 -- LETTER OF CREDIT AGREEMENT:

     The Company has a $2,000,000 Unsecured Documentary Letter of Credit Line ("Letter of Credit") specifically intended to facilitate the purchase of product components through Letters of Credit. Under the terms of this arrangement, the Company may utilize credit for up to three days for each purchase that utilizes the Letter of Credit facility. This Letter of Credit is subject to issuance and negotiation fees of 0.25% and expires March 30, 1996. At October 31, 1995, the Company had approximately $60,000 of purchase commitments outstanding through the letter of credit facility. As a result of the current year net loss, the Company was technically in violation of the profitability covenant to this agreement. The Company has obtained a waiver of this covenant.

NOTE 9 -- LEASES:

     During the third quarter of fiscal 1994, the Company exercised its option to terminate its lease for its plant and office space that was due to expire July 1999. Simultaneous with the termination, the Company signed a three year lease covering approximately 28,000 square feet in the same facility, that expires November 4, 1997. The Company has an option to extend the lease for an additional thirty-six months. As part of its restructuring described in Note
2 -- Restructuring Costs and Other Special Charges above, the Company recorded a charge of $180,000 to reflect excess capacity at the Berkeley facility, which it intends to vacate and sublease. Management believes that the current facility has been developed to be highly suitable to the Company's mix of manufacturing, office and storage requirements, however that it is excessive in light of its restructuring described above.

     Minimum lease payments for each of the next two fiscal years (through termination of the lease) are $184,000 per year. There are no future minimum lease payments for any periods thereafter. Net rental expenses under operating leases were $193,000, $294,000 and $300,000 for fiscal 1995, 1994 and 1993, respectively. In addition, the Company leases space for its Printer Development Center in Incline Village, Nevada, however, subsequent to year end, the Company exercised its option to terminate the lease.

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 -- STOCKHOLDERS' EQUITY:

  Stock Option Plan

     During fiscal 1995, the stockholders approved the Company's 1995 Stock Option Plan (the "Plan") and the reservation of 500,000 shares of common stock for issuance thereunder. The Board of Directors also terminated the Company's 1986 Stock Option Plan (the "1986 Plan") with respect to future grants. The 1986 Plan will remain in effect as to currently outstanding options granted under such plan. The Plan allows the Board of Directors to grant options to purchase shares to officers and employees. The Plan allows the grant of either incentive stock options (ISO's) or nonstatutory stock options (NSO's). The exercise price of the option is never less than 85% or 100% of the closing bid price of the Common Stock in the NASDAQ National Market System on the date of grant for ISO's and NSO's, respectively.

     The options granted under the Plan shall be exercisable in such a manner and within such period or periods as shall be determined by the Board; however, options shall expire no later than 10 years after the date of grant. Generally, the Plan calls for options to become exercisable in equal installments over a four year term. However, the Board may determine at any time to change the vesting rate or terms of exercise of options. The following summarizes the activity of the Plan and the 1986 Plan:

                                   1995 PLAN

                                                                     FISCAL 1995
                                                            -----------------------------
                                                             NUMBER         OPTION PRICE
                                                            OF SHARES         PER SHARE
                                                            ---------       -------------
        Beginning Balance.................................         0                $   0
        Granted...........................................    51,000        $1.57 - $4.00
        Exercised.........................................         0                $   0
        Cancelled.........................................         0                $   0
                                                             -------           ----------
        Ending Balance....................................    51,000        $1.57 - $4.00
        Exercisable at end of period......................    25,000                $2.50
        Options available for grant.......................   449,000

                                   1986 PLAN

                                  FISCAL 1995                 FISCAL 1994                 FISCAL 1993
                           -------------------------   -------------------------   -------------------------
                            NUMBER     OPTION PRICE     NUMBER     OPTION PRICE     NUMBER     OPTION PRICE
                           OF SHARES     PER SHARE     OF SHARES     PER SHARE     OF SHARES     PER SHARE
                           ---------   -------------   ---------   -------------   ---------   -------------
Beginning Balance.........   572,800   $1.90 - $6.00     569,600   $1.90 - $6.00    511,141    $1.90 - $6.00
Granted...................     1,500   $1.57 - $1.63     190,000   $1.88 - $2.75    224,050    $3.00 - $4.25
Exercised.................   (92,000)  $2.34 - $2.98      (7,200)  $1.90 - $2.34    (70,991)   $1.90 - $3.56
Cancelled.................  (177,500)  $2.23 - $3.56    (179,600)  $2.23 - $4.25    (94,600)   $2.23 - $4.25
                             -------                    --------                    -------
Ending Balance............   304,800   $1.57 - $6.00     572,800   $1.90 - $6.00    569,600    $1.90 - $6.00
                             =======                    ========                    =======
Exercisable at end of
  period..................   277,497   $1.88 - $6.00     353,785   $1.90 - $6.00    260,450    $1.90 - $6.00
                             =======                    ========                    =======
Options available for
  grant...................         0                     462,630                    473,030
                             =======                    ========                    =======

  Employee Stock Purchase Plan

     The Company's Employee Stock Purchase Plan, initiated in fiscal 1987, allows employees to purchase shares of the Company's Common Stock at the lower of 85% of the fair market value of the Common Stock, as determined by the closing bid price on the NASDAQ National Market System, on the first and last day of the offering period. There are two six-month offering periods per calendar year. During fiscal 1991, the

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

stockholders approved an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares issuable under such plan from 60,000 to 100,000 and during fiscal 1992, the stockholders approved an amendment to increase the number of shares issuable from 100,000 to 200,000, of which 24,927 shares, 21,002 shares and 18,744 shares were issued during fiscal 1995, 1994 and 1993, respectively.

NOTE 11 -- INCOME TAXES:

     In February 1992, the Financial Accounting Standards Board issued Statement No. 109, "Accounting for Income Taxes", (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactments or changes in the tax law or rates.

     The provision (benefit) for (from) federal and state income taxes is as follows:

                                                             YEAR ENDED OCTOBER 31,
                                                      -------------------------------------
                                                        1995          1994          1993
                                                      ---------     ---------     ---------
    Federal
      Current.......................................  $(404,000)    $(286,000)    $(466,000)
      Deferred......................................    (88,000)      (49,000)      199,000
                                                      ----------    ----------    ----------
                                                       (492,000)     (335,000)     (267,000)
                                                      ----------    ----------    ----------
    State
      Current.......................................      2,000       (40,000)      (56,000)
      Deferred......................................    (10,000)      (13,000)       39,000
                                                      ----------    ----------    ----------
                                                         (8,000)      (53,000)      (17,000)
                                                      ----------    ----------    ----------
    Total tax benefit...............................  $(500,000)    $(388,000)    $(284,000)
                                                      ==========    ==========    ==========

     In accordance with SFAS 109, the deferred tax liabilities (assets) at October 31, 1995 and 1994 are comprised of the following:

                                                                   YEAR ENDED OCTOBER 31,
                                                                   -----------------------
                                                                     1995          1994
                                                                   ---------     ---------
    Capitalized software development costs.......................  $      --     $ 430,000
    Depreciation.................................................      5,000         5,000
                                                                   ---------     ---------
    Gross deferred income tax liabilities........................      5,000       435,000
                                                                   ---------     ---------
    Accounts receivable reserves.................................   (165,000)     (162,000)
    Inventory reserves...........................................   (103,000)      (74,000)
    Vacation reserves............................................    (67,000)      (73,000)
    Fixed asset reserves.........................................    (93,000)           --
    Lease reserve................................................    (72,000)           --
    Other........................................................    (10,000)      (28,000)
                                                                   ---------     ---------
    Gross deferred income tax assets.............................   (510,000)     (337,000)
                                                                   ---------     ---------
    Deferred tax asset valuation allowance.......................    505,000            --
                                                                   ---------     ---------
                                                                   $      --     $  98,000
                                                                   =========     =========

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Due to the Company's recent history of operating losses, a valuation allowance has been recorded for the net deferred tax assets. The Company's provision (benefit) for (from) income taxes differs from the amount that would be computed based on the statutory federal income tax rate due to the following differences:

                                                        YEAR ENDED OCTOBER 31,
                                      ----------------------------------------------------------
                                        1995                1994                1993
                                       AMOUNT       %      AMOUNT       %      AMOUNT       %
                                      ---------   -----   ---------   -----   ---------   ------
    Normal statutory rate...........  $(990,000)  (34.0)  $(204,000)  (34.0)  $ (60,000)   (34.0)
    State income taxes, net of
      federal benefit...............         --      --     (35,000)   (5.8)    (11,000)    (6.3)
    Research and development
      credits.......................         --      --     (44,000)   (7.3)    (87,000)   (49.4)
    Tax exempt interest.............    (66,000)   (2.2)    (77,000)  (12.8)    (61,000)   (34.7)
    Adjustment of prior years
      taxes.........................         --      --     (50,000)   (8.3)    (80,000)   (45.5)
    Deferred tax reserve............    505,000    17.2          --      --          --       --
    Other...........................     51,000     2.2      22,000     3.5      15,000      8.5
                                      ---------   -----   ---------   -----   ---------   ------
                                      $(500,000)  (17.0)  $(388,000)  (64.7)  $(284,000)  (161.4)
                                      =========   =====   =========   =====   =========   ======

     Federal and state taxes of $320,000 and $17,000 were refunded (net of federal and state taxes paid) during fiscal 1995 and 1994, respectively. Federal and state income taxes of $143,000 were paid (net of federal and state income tax refunds) during fiscal 1993.

NOTE 12 -- CONCENTRATIONS OF CREDIT RISK:

     Financial instruments which potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, marketable securities and trade accounts receivable.

     The Company maintains cash and cash equivalents and marketable securities and certain other financial instruments with various financial institutions. The Company's policy is designed to limit exposure to any one institution or security. The Company performs periodic evaluations of the relative credit standing of the financial institutions and issuers which are involved in the Company's investments.

     Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of entities comprising the Company's customer base, and their dispersion across many different geographical locations.

     As of October 31, 1995, the Company had no significant concentrations of credit risk.

NOTE 13 -- EXPORT SALES AND SALES TO MAJOR CUSTOMERS:

     Total export sales (principally to Europe) were $2,911,000, $2,547,000 and $2,885,000 in fiscal 1995, 1994 and 1993, respectively. During fiscal 1995 and 1994, there were no single customers with sales greater than 10%. During fiscal 1993, approximately 11% of the Company's net sales were to a single customer, Lanier Worldwide Inc. (Lanier).

NOTE 14 -- EMPLOYEE BENEFIT PLAN:

     Effective January 1, 1988, the Company adopted a defined contribution 401(k) Pension Plan covering all eligible employees of the Company. Participants can elect to contribute from 2% to 20% of their qualified pre-tax compensation. The Company may match participant contributions as determined by the sole discretion of the Company. Since inception of the plan, the Company has made no contributions to the plan.

                        GENERAL PARAMETRICS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 -- SUBSEQUENT EVENT:

     On December 4, 1995, the Company announced that it has entered into an agreement to acquire all of the stock of EMCO Recycling Corp. ("EMCO"), a metal recycling company that processes ferrous and non-ferrous metals. The agreement proposes that EMCO will become a wholly-owned subsidiary of GPC, and the EMCO shareholders will collectively receive a total of 3,500,000 shares of common stock of GPC, plus warrants to purchase 600,000 shares of GPC at $4.00 per share, plus warrants to purchase 400,000 shares of GPC at $6.00 per share, plus $1,150,000 in cash. The agreement is conditioned upon completion of the Company's "due diligence" review of EMCO, including an environmental assessment of EMCO's properties. The Company intends to present the agreement to its stockholders for approval and hopes to close the transaction as soon thereafter as practicable.

NOTE 16 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

     The following table sets forth certain unaudited quarterly financial information for the Company's last eight fiscal quarters:

                                                                        QUARTER ENDED
                                                         --------------------------------------------
                                                         JAN. 31     APRIL 30     JULY 31     OCT.31
                                                         -------     --------     -------     -------
                                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
FISCAL 1995
Net sales..............................................  $ 2,892      $2,402      $ 2,060     $ 2,157
Gross profit...........................................    1,096         874          588         (75)
Net income (loss)......................................       90         (87)        (255)     (2,185)
Net income (loss) per share............................  $   .02      $ (.02)     $  (.05)    $  (.43)
FISCAL 1994
Net sales..............................................  $ 3,128      $3,009      $ 3,028     $ 3,173
Gross profit...........................................    1,202       1,110        1,077       1,225
Net income (loss)......................................       49        (112)        (130)        (19)
Net income (loss) per share............................  $   .01      $ (.02)     $  (.03)         --

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  EMCO RECYCLING CORP.

     We have audited the accompanying consolidated balance sheets of EMCO RECYCLING CORP. (an Arizona corporation) as of March 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended March 31, 1995 and for the period from inception (May 1, 1993) to March 31, 1994. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EMCO RECYCLING CORP. as of March 31, 1995 and 1994, and for the results of their operations and their cash flows for the year ended March 31, 1995 and for the period from inception to March 31, 1994, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Phoenix, Arizona
  August 11, 1995
  (except with respect to the matter
  discussed in Note 12, as to which
  date is August 29, 1995).

                              EMCO RECYCLING CORP.

                       CONSOLIDATED STATEMENTS OF INCOME

                                                          PERIOD
                                                           FROM                  (UNAUDITED)
                                          YEAR           INCEPTION            TEN MONTHS ENDED
                                          ENDED        (MAY 1, 1993)             JANUARY 31,
                                        MARCH 31,      TO MARCH 31,      ---------------------------
                                          1995             1994             1996            1995
                                       -----------     -------------     -----------     -----------
REVENUES.............................  $58,493,551      $30,318,063      $59,353,743     $45,573,379
                                       -----------      -----------      -----------     -----------
COSTS AND EXPENSES:
Cost of sales and other operating
  expenses...........................   50,572,083       26,708,090       53,959,966      39,686,039
Selling, general and administrative
  expenses...........................    2,720,992        2,432,224        2,514,230       2,357,150
Depreciation and amortization........      774,630          428,874        1,058,225         562,577
                                       -----------      -----------      -----------     -----------
Total costs and expenses.............   54,067,705       29,569,188       57,532,421      42,605,766
                                       -----------      -----------      -----------     -----------
Income from operations...............    4,425,846          748,875        1,821,322       2,967,613
                                       -----------      -----------      -----------     -----------
OTHER INCOME (EXPENSE):
Interest income......................        6,170           31,513            4,350           3,250
Interest expense.....................     (936,294)        (466,543)      (1,307,449)       (566,558)
Other................................       56,150           25,242          269,095          20,974
                                       -----------      -----------      -----------     -----------
                                          (873,974)        (409,788)      (1,034,004)       (542,334)
                                       -----------      -----------      -----------     -----------
Income before income taxes...........    3,551,872          339,087          787,318       2,425,279
INCOME TAXES (Note 6)................   (1,491,700)        (161,000)        (317,700)       (890,600)
                                       -----------      -----------      -----------     -----------
Net income...........................  $ 2,060,172      $   178,087      $   469,618     $ 1,534,679
                                       ===========      ===========      ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                              EMCO RECYCLING CORP.

                          CONSOLIDATED BALANCE SHEETS



                                                       MARCH 31,       MARCH 31,     JANUARY 31,
                                                         1995            1994           1996
                                                      -----------     -----------    ------------
                                                                                     (UNAUDITED)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents (Note 1)................  $   462,725     $   467,876     $   269,198
  Accounts receivable (Notes 1, 4, 10 and 12).......    3,879,244         979,254       5,827,584
  Inventories (Notes 1, 10 and 12)..................    4,135,776       1,913,917       1,511,056
  Purchase advances (Note 12).......................      224,433         181,391         206,244
  Prepaid expenses and other........................      359,920         184,050         997,437
  Deferred tax assets (Notes 1 and 6)...............      320,000         198,000         320,000
                                                      -----------     -----------     -----------
          Total current assets......................    9,382,098       3,924,488       9,131,519
                                                      -----------     -----------     -----------
PROPERTY PLANT AND EQUIPMENT, net (Notes 1,2,4,5,6,8
  and 12)...........................................    6,847,787       4,922,102       7,395,704
NOTES RECEIVABLE FROM RELATED PARTIES (Note 3)......      428,780         427,440         440,224
GOODWILL, net (Note 1)..............................      793,595         845,661         743,556
OTHER ASSETS........................................      129,475         168,525          52,546
                                                      -----------     -----------     -----------
          Total assets..............................  $17,581,735     $10,288,216     $17,763,549
                                                      ===========     ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Line of credit (Note 4)...........................  $  1,989,86     $        --     $ 5,020,691
  Accounts payable..................................    4,012,619       2,046,060       3,753,583
  Accrued expenses..................................      409,173       1,079,149         270,402
  Income taxes payable (Note 6).....................    1,000,665         305,000              --
  Current portion of long-term debt (Notes 1, 5 and
     10)............................................      765,655         634,853         860,366
  Current portion of capital lease obligations (Note
     8).............................................       94,183         100,882              --
                                                      -----------     -----------     -----------
          Total current liabilities.................    8,272,159       4,165,944       9,905,042
                                                      -----------     -----------     -----------
LONG-TERM DEBT, less current portion (Notes 1,5 and
  10)...............................................    6,501,117       5,535,702       4,580,430
CAPITAL LEASE OBLIGATIONS, less current portion
  (Note 8)..........................................           --          94,283              --
DEFERRED TAX LIABILITIES (Notes 1 and 6)............      460,000         204,000         460,000
                                                      -----------     -----------     -----------
          Total liabilities.........................   15,233,276       9,999,929      14,945,472
                                                      -----------     -----------     -----------
COMMITMENTS AND CONTINGENCIES (Note 9)..............
STOCKHOLDERS' EQUITY (Notes 1 and 7)................    2,348,459         288,287       2,818,077
                                                      -----------     -----------     -----------
          Total liabilities and equity..............  $17,581,735     $10,288,216     $17,763,549
                                                      ===========     ===========     ===========

   The accompanying notes are an integral part of these consolidated balance sheets.

                              EMCO RECYCLING CORP.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                     COMMON STOCK
                                  ---------------------------------------------------
                                      CLASS A           CLASS B           CLASS C       ADDITIONAL
                                  ---------------   ---------------   ---------------    PAID-IN      RETAINED
                                  SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT    CAPITAL      EARNINGS      TOTAL
                                  ------   ------   ------   ------   ------   ------   ----------   ----------   ----------
Balance at May 1, 1993..........     --    $   --      --    $   --      --    $   --    $      --   $       --   $       --
Issuance of common stock........  6,000     6,000   3,000     3,000   1,000     1,000      100,200           --      110,200
Net income......................     --        --      --        --      --        --           --      178,087      178,087
                                  -----    ------   -----    ------   -----    ------     --------   ----------   ----------
Balance at March 31, 1994.......  6,000     6,000   3,000     3,000   1,000     1,000      100,200      178,087      288,287
Net income......................     --        --      --        --      --        --           --    2,060,172    2,060,172
                                  -----    ------   -----    ------   -----    ------     --------   ----------   ----------
Balance at March 31, 1995.......  6,000     6,000   3,000     3,000   1,000     1,000      100,200    2,238,259    2,348,459
Net income (unaudited)..........     --        --      --        --      --        --           --      469,618      469,618
                                  -----    ------   -----    ------   -----    ------     --------   ----------   ----------
Balance at January 31, 1996
  (unaudited)...................  6,000    $6,000   3,000    $3,000   1,000    $1,000    $ 100,200   $2,707,877   $2,818,077
                                  =====    ======   =====    ======   =====    ======     ========   ==========   ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                              EMCO RECYCLING CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    PERIOD
                                                  YEAR          FROM INCEPTION           TEN MONTHS ENDED
                                                  ENDED        (MAY 1, 1993) TO             JANUARY 31,
                                                MARCH 31,         MARCH 31,         ---------------------------
                                                  1995               1994              1996            1995
                                               -----------     ----------------     -----------     -----------
                                                                                            (UNAUDITED)
Cash flows from operating activities:
  Net income.................................  $ 2,060,172       $    178,087       $   469,618     $ 1,534,679
  Adjustments to reconcile net income to cash
     in operating activities:
     Depreciation and amortization...........      774,630            428,874         1,058,225         562,577
     Deferred income taxes...................      134,000           (144,000)               --              --
     Gain on sale of assets..................      (53,320)           (25,342)               --              --
     Changes in current assets and
       liabilities, net of the effects of
       business combination in 1994 (Note 1):
       Increase in accounts receivable.......   (2,899,990)          (919,751)       (1,948,340)     (2,014,948)
       (Increase) decrease in inventories....   (2,221,859)        (1,606,777)        2,624,720      (1,261,985)
       (Increase) decrease in purchase
          advances...........................      (43,042)          (108,788)           18,189        (297,908)
       Increase in prepaid expenses and
          other..............................     (175,870)          (126,122)         (637,517)       (475,681)
       Increase in notes receivable from
          related parties....................       (1,340)          (229,235)          (11,444)        (28,982)
       Decrease in other assets..............       39,050             48,150            76,929              --
       Increase (decrease) in accounts
          payable............................    1,966,559           (180,030)         (259,036)        937,646
       Increase (decrease) in accrued
          expenses...........................     (669,976)         1,079,149          (138,771)        335,120
       Increase (decrease) in income taxes
          payable............................      695,665            305,000        (1,000,665)        890,283
       Increase (decrease) in goodwill.......       (7,981)                --                --              --
                                               -----------        -----------       -----------     -----------
          Net cash (used in) provided by
            operating activities.............     (403,302)        (1,300,785)          251,908         180,801
                                               -----------        -----------       -----------     -----------
Cash flows from investing activities:
  Purchase of property, plant and equipment,
     net.....................................   (2,669,016)          (950,901)       (1,556,103)     (2,203,579)
  Proceeds from sale of equipment............       82,068            108,788                --              --
  Payments of Predecessor Company's debts....           --                 --                --        (155,237)
                                               -----------        -----------       -----------     -----------
     Net cash used in investing activities...   (2,586,948)          (842,113)       (1,556,103)     (2,358,816)
                                               -----------        -----------       -----------     -----------
Cash flows from financing activities:
  Net increase in line of credit.............    1,989,864                 --         3,030,827       1,391,604
  Repayments of long-term debt and capital
     lease obligations.......................     (920,095)          (814,697)       (1,920,159)        (95,886)
  Proceeds from borrowings...................    1,915,330          3,425,471                --         931,599
                                               -----------        -----------       -----------     -----------
     Net cash provided by financing
       activities............................    2,985,099          2,610,774         1,110,668       2,227,317
                                               -----------        -----------       -----------     -----------
Net increase (decrease) in cash and cash
  equivalents................................       (5,151)           467,876          (193,527)         49,302
Cash and cash equivalents at beginning of
  year.......................................      467,876                 --           462,725         467,876
                                               -----------        -----------       -----------     -----------
Cash and cash equivalents at end of year.....  $   462,725       $    467,876       $   269,198     $   517,178
                                               ===========        ===========       ===========     ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid..........................  $   661,000       $         --       $ 1,335,639     $    77,000
  Interest paid..............................  $   932,091       $    395,866       $ 1,307,449     $   566,558

  The accompanying notes are an integral part of these consolidated financial statements.

                              EMCO RECYCLING CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            MARCH 31, 1995 AND 1994

(1) NATURE OF BUSINESS AND OPERATIONS:

  Summary of Operations and Significant Accounting Policies

     The March 31, 1995 and 1994, financial statements combine the accounts of EMCO RECYCLING CORP. and EMCO Recycling, L.L.C., affiliated through common ownership. The Company consummated a statutory merger of these two companies on February 14, 1995, which has been accounted for as a reorganization of affiliated companies under common control in a manner similar to a pooling of interests. Under this method, the assets and liabilities of each company were carried over at their historical book values and their operations have been recorded on a combined historical basis. The merger did not require any material adjustments to conform the accounting policies of the previous companies. All intercompany transactions have been eliminated. As used herein the term "Company" refers to EMCO Recycling Corp. and EMCO Recycling, L.L.C. (collectively) before the Merger and to EMCO RECYCLING CORP. after the Merger.

     The Company operates a scrap metal processing and recycling business. Purchases are made from both the general public and a variety of commercial and industrial suppliers. The Company processes the metals by sorting, shearing and packaging it into sizes acceptable to a wide range of industrial smelters. The Company maintains its general offices and processing facility on 25 acres of industrial property located in Phoenix, Arizona. The Company also operates several collection centers within the metropolitan Phoenix area.

     The Company began operations on May 1, 1993, as the result of two long established metal recycling companies, Empire Metals, Inc. (Empire) and Copperstate Metals, Inc. (Copperstate) each contributing specific assets and liabilities to EMCO Recycling, L.L.C., in exchange for a 60% and 30% interest, respectively. In addition, EMCO Recycling, L.L.C., received $2,900,000 on a $3 million credit facility from two individuals in exchange for a 10% interest in EMCO Recycling, L.L.C. The acquisition of Empire and Copperstate assets and liabilities was accounted for assuming that Empire was the acquiring company since it controlled 60% of the common stock of the resulting company. Therefore, the liabilities and assets of Empire were carried at a partial step-up in basis and the assets of Copperstate were accounted for by the purchase method, with the purchase price allocated to the assets and liabilities acquired based on their respective estimated fair values at the date of acquisition. The allocation is summarized as follows:

                                                                                    TOTAL
                                                    EMPIRE       COPPERSTATE      COMBINED
                                                   ---------     -----------     -----------
    Current assets...............................  $ 209,745     $   287,426     $   497,171
    Property, plant and equipment................    787,698       3,198,232       3,985,930
    Notes receivable from related parties........         --         198,205         198,205
    Goodwill.....................................         --         900,704         900,704
    Current liabilities..........................   (617,150)     (1,608,938)     (2,226,088)
    Long-term debt and capital lease
      obligations................................   (120,093)     (2,975,629)     (3,095,722)
    Deferred income taxes........................   (150,000)             --        (150,000)
    Capital contributions........................   (110,200)             --        (110,200)
                                                   ---------     -----------     -----------
                                                   $      --     $        --     $        --
                                                   =========     ===========     ===========

     On July 26, 1990, Copperstate filed voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code. On October 6, 1992, Copperstate filed a modification of its First Amended Plan of Reorganization and Disclosure Statement which was confirmed by the United States Bankruptcy Court on March 10, 1993. On September 20, 1993, Copperstate filed a motion to modify the confirmed plan which included, among other things, Copperstate entering into an agreement with Empire to contribute specific

                              EMCO RECYCLING CORP.

assets and liabilities to a newly created entity as described above, effective May 1, 1993. On August 12, 1994, the United States Bankruptcy Court approved the modified Plan of Reorganization.

     On July 31, 1993, EMCO Recycling, L.L.C., purchased the equipment and a no competition agreement from Valley Steel & Supply Company, which was a well established local competitor. The total purchase price of $759,223 was funded with $100,000 cash and issuance of a $659,223 note payable (see Note 5). The purchase price was allocated as follows:

    Property, plant and equipment.............................................  $542,548
    Other assets..............................................................   216,675
                                                                                --------
                                                                                $759,223
                                                                                ========

  Principles of Consolidation

     The accompanying consolidated financial statements include the consolidated accounts of EMCO RECYCLING CORP. and its two wholly-owned subsidiaries, EMCO Trading, Inc. and USA Southwestern Carrier, Inc.

     All intercompany transactions and balances have been eliminated.

  Cash and Cash Equivalents

     The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

  Inventories

     Inventories are stated at the lower of cost or market. Cost is determined using the average cost method.

  Property, Plant and Equipment

     Property, plant and equipment are recorded at cost. Major renewals and improvements are capitalized. Expenditures for maintenance and repairs are charged to income as incurred.

     For financial reporting purposes, depreciation is determined using the straight-line method over estimated useful lives of 10 to 15 years for buildings and improvements and 3 to 15 years for equipment. When assets are retired or sold, the related cost and accumulated depreciation are removed from the accounts and resulting gains or losses are included in other income.

  Goodwill

     Goodwill arising from the merger is amortized on the straight-line basis over 15 years. Amortization expense amounted to $60,047 and $55,000 for the year ended March 31, 1995 and for the period ended March 31, 1994, respectively.

  Income Taxes

     Income taxes are accounted for under Statement of Financial Accounting Standards No. 109 (SFAS No. 109), Accounting for Income Taxes. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect

                              EMCO RECYCLING CORP.

on deferred tax assets and liabilities of a change in tax rates is recognized in the year that includes the enactment date.

  Concentration of Credit Risk

     Financial instruments that potentially subject the Company to credit risk consist principally of accounts receivable. The Company earns revenues primarily from customers in the southwestern United States. Also, at March 31, 1995 and 1994, the Company had the majority of its cash with one Arizona bank.

  Hedging

     EMCO's operations are subject to price fluctuations which occur in the metal commodities markets. The company does not enter into futures contracts for speculative or trading purposes. The company does enter into metals futures contracts when it determines that such contracts are necessary to hedge significant contractual or firm commitments. During December 1995 and January 1996, the Company entered into futures contracts with a notional amount of $764,000 (fair value of $810,000 at January 31, 1996) to hedge against price fluctuations for sales with settlement dates through March 1996. Unrealized gains and losses on futures contracts are recognized throughout the settlement period in the same accounts as fluctuations in the underlying hedged transactions. The costs of obtaining such futures contracts are not material.

(2) PROPERTY, PLANT AND EQUIPMENT:

     Property, plant and equipment consists of the following:

                                                                    1995            1994
                                                                 -----------     ----------
    Land and improvements......................................  $ 2,117,015     $1,974,129
    Buildings and improvements.................................      232,560        186,269
    Machinery and equipment....................................    5,571,307      3,128,032
                                                                 -----------     ----------
                                                                   7,920,882      5,288,430
    Less: Accumulated depreciation.............................   (1,073,095)      (366,328)
                                                                 -----------     ----------
                                                                 $ 6,847,787     $4,922,102
                                                                 ===========     ==========

(3) NOTES RECEIVABLE FROM RELATED PARTIES:

     During fiscal 1994, loans totaling $398,205 were made to Copperstate, one of the shareholder companies. These notes bear interest ranging from 6% to 10%, are due and payable in April 2003 and are secured by the shareholder's stock in the Company. Effective April 1, 1994, the loans were modified to be noninterest bearing. All other terms remained the same.

(4) OPERATING LINE OF CREDIT:

     In August 1994, the Company entered into an agreement with a commercial lender to provide up to $3,000,000 in financing based upon accounts receivable. Under the agreement, receivables are sold with recourse if not collected in 60 days. The Company receives 80% of the invoice amount immediately and the remaining 20% when payment is received from the customer. The interest rate is based upon the Prime rate (9% at March 31, 1995) plus three percent. In addition, the lender receives one-half of one percent as a discount fee. At March 31, 1995, $2,535,662 of accounts receivable were held by the lender with $545,798 in offsetting reserves. The net of those amounts, $1,989,864 is reflected in these financial statements as a current liability. In addition to the specific accounts receivable held by the lender, a general security interest in inventories and equipment was also pledged to the lender (see Note 12).

                              EMCO RECYCLING CORP.

(5) LONG TERM DEBT:

     Long-term debt consists of the following at March 31, 1995 and 1994:

                                                                    1995           1994
                                                                 ----------     ----------
     Mortgage note payable, interest at 8%, payable in monthly
       installments of $25,000 including interest through May
       1998, secured by first deed of trust on real property...  $1,724,542     $1,879,770
     Notes payable to shareholders, interest at 10%, payable
       monthly, secured by accounts receivable, inventory and
       equipment...............................................   2,950,000      2,900,000
     Note payable, interest at 8%, payable in monthly
       installments of $13,366, including interest through June
       1998, remaining principal due in full July 1, 1998......     493,494        609,333
     Note payable to affiliate, interest at 9%, payable in
       monthly installments of $18,577, secured by vehicles and
       equipment (Note 10).....................................     834,782             --
     Other notes payable, various payments to 2000, interest at rates ranging from the prime rate plus 1.75% (10.75% at
       March 31, 1995) to 14%, secured by vehicles and
       equipment...............................................   1,263,954        781,452
                                                                 ----------     ----------
                                                                  7,266,772      6,170,555
     Less: Current portion.....................................    (765,655)      (634,853)
                                                                 ----------     ----------
     Total long-term debt......................................  $6,501,117     $5,535,702
                                                                 ==========     ==========

     The notes payable to shareholders are part of a $3 million credit facility and are due on demand. The shareholders have agreed to extend the maturity of these notes payable through March 31, 1996. Accordingly, these notes payable are classified as long-term in the accompanying balance sheets.

     In February 1995, the Company entered into a standby loan commitment with the same shareholders to provide an additional $2,000,000 in financing to the Company for a total commitment of $5,000,000. This loan is due on demand, bears interest at 10%, and carries an annual loan commitment fee of $375,000, payable monthly, for approximately six years. No funds have been drawn by the Company under this commitment. Loan commitment fee expense of $62,500 is included in interest expense in the accompanying 1995 consolidated income statement.

     The note payable to affiliate has an original maturity of October 1995. A shareholder of the Company has agreed to replace the note payable upon maturity with a promissory note bearing interest at 10%, maturing April 1, 1996. Accordingly, the note payable to affiliate has been classified as long-term in the accompanying consolidated balance sheet.

     Long-term debt is scheduled to mature as follows:

                                   YEAR ENDING
                                    MARCH 31,
            ---------------------------------------------------------
                 1996................................................  $  765,655
                 1997................................................   4,346,880
                 1998................................................     656,819
                 1999................................................   1,452,700
                 2000................................................      44,718
                                                                       ----------
                                                                       $7,266,772
                                                                       ==========

                              EMCO RECYCLING CORP.

(6) INCOME TAXES:

     As discussed in Note 1, the Company computes its income taxes in accordance with SFAS No. 109. The income tax provision consists of the following for the year ended March 31, 1995 and for the period ended March 31, 1994:

                                                                 1995          1994
                                                              ----------     ---------
        Current income taxes:
          Federal...........................................  $1,043,000     $ 235,000
          State.............................................     314,700        70,000
                                                              ----------     ---------
                                                               1,357,700        305,00
                                                              ----------     ---------
        Deferred income taxes:
          Federal...........................................     115,000      (111,000)
          State.............................................      19,000       (33,000)
                                                              ----------     ---------
                                                                 134,000      (144,000)
                                                              ----------     ---------
                  Total income taxes........................  $1,491,700     $ 161,000
                                                              ==========     =========

     The effective income tax rate is different than the amount which would be computed by applying the United States corporate income tax rate to the income before income taxes. The differences are summarized for the year ended March 31, 1995 and for the period ended March 31, 1994, as follows:

                                                                  1995          1994
                                                               ----------     --------
        Tax at the statutory rate (34%)......................  $1,208,000     $115,000
        State income taxes, net of federal benefit...........     220,000       24,000
        Other................................................      63,700       22,000
                                                               ----------     --------
                  Actual tax expense.........................  $1,491,700     $161,000
                                                               ==========     ========

     Deferred income tax expense is a result of timing differences between financial and income tax reporting for the following items:

                                                                  1995         1994
                                                                --------     ---------
        Accelerated tax depreciation on property,
          plant and equipment.................................  $162,000     $  54,000
        Uniform capitalization................................   (36,000)     (158,000)
        Other.................................................     8,000       (40,000)
                                                                --------     ---------
                                                                $134,000     $(144,000)
                                                                ========     =========

                              EMCO RECYCLING CORP.

     The net effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                                   1995         1994
                                                                 --------     --------
        Current deferred tax assets:
        Uniform capitalization.................................  $194,000     $158,000
        Other..................................................   126,000       40,000
                                                                 --------     --------
                  Total current deferred tax assets............  $320,000     $198,000
                                                                 ========     ========
        Long-term deferred tax liabilities:
        Property, plant and equipment depreciation.............  $320,000     $158,000
        Other..................................................   140,000       46,000
                                                                 --------     --------
                  Total long-term deferred tax liabilities.....  $460,000     $204,000
                                                                 ========     ========

(7) STOCKHOLDERS' EQUITY:

     In connection with the statutory merger in February 1995, the Company redeemed the original 100 shares of capital stock issued upon formation of the Company and authorized three new classes of stock. The bylaws of the Company were also amended to change the number of members serving on the Board of Directors from seven to five and to relate the election of Board members to each class of stock as follows:

                                                                                    BOARD
                                                                                   MEMBERS
                                                                     SHARES        ELECTED
                                                      SHARES       ISSUED AND      BY CLASS
                      CLASS OF STOCK                AUTHORIZED     OUTSTANDING     OF STOCK
        ------------------------------------------  ----------     -----------     --------
        Class A, par value $1.00..................     300,000         6,000           1
        Class B, par value $1.00..................     350,000         3,000           2
        Class C, par value $1.00..................     350,000         1,000           2
                                                     ---------        ------           -
                                                     1,000,000        10,000           5
                                                     =========        ======           =


     At the statutory merger date, two of the Class C shareholders entered into an installment purchase agreement to buy 2,000 shares of outstanding Class A stock from the current holder at the rate of one hundred shares every two and one-half months. Those Class A shares will be retired and an equivalent number of Class C shares will be issued, in order that the election of Board members not be affected.

(8) LEASE COMMITMENTS AND RENTAL EXPENSE:

  Capital Lease Obligations

     The Company leases certain equipment under capital lease agreements which expire through 1996. The equipment is included in machinery and equipment at March 31 as follows:

                                                                   1995         1994
                                                                 --------     --------
        Machinery and equipment................................  $427,600     $427,600
        Less- Accumulated depreciation.........................   (83,483)     (39,926)
                                                                 --------     --------
                                                                 $344,117     $387,674
                                                                 ========     ========

     The leases are collateralized by the related equipment.

                              EMCO RECYCLING CORP.

  Operating Leases

     The Company leases various parcels of land, vehicles and equipment under operating lease agreements. Total rental expense for the year ended March 31, 1995 and the period ended March 31, 1994, including month-to-month and other nonlease rentals, was approximately $298,000 and $315,000, respectively.

     Future minimum rental payments required under capital and operating leases that have remaining noncancelable lease terms in excess of one year as of March 31, 1995, are as follows:

                        YEAR ENDING
                         MARCH 31,                        CAPITAL     OPERATING      TOTAL
                        ------------                      -------     ---------     --------
      1996..............................................  $98,000     $ 147,824     $245,824
      1997..............................................       --       114,618      114,618
      1998..............................................       --        36,900       36,900
      1999..............................................       --        36,900       36,900
      2000..............................................       --        22,900       22,900
      Thereafter........................................                  5,375        5,375
                                                          -------      --------     --------
                                                          $98,000     $ 364,517     $462,517
                                                                       ========     ========
    Amount representing interest........................    3,817
                                                          -------
    Net present value...................................   94,183
    Less- Current portion...............................   94,183
                                                          -------
                                                          $    --
                                                          =======

(9) COMMITMENTS AND CONTINGENCIES:

Employment Contracts

     The Company has entered into employment agreements with three officers for an initial period of five years with annual renewal options thereafter. The compensation expensed in the year ended March 31, 1995 and the period ended March 31, 1994, was $428,000 and $358,000, respectively. Commitments under such agreements are as follows:

                                   YEAR ENDING
                                    MARCH 31,
                                   ------------
      1996....................................................................  $420,000
      1997....................................................................   420,000
      1998....................................................................   420,000

Environmental

     The Company has been named by the Environmental Protection Agency (EPA) as a potentially responsible party in alleged violations of the Clean Air Act. The EPA has asserted that the Company and Copperstate Metals are liable for the violations. The Company has been advised by outside counsel that there is no merit to that assertion.

     While the final resolution of this matter may have an impact on the Company's consolidated financial results for a particular reporting period, management believes that the ultimate disposition of this matter will not have a material adverse effect upon the consolidated financial position of the Company.

                              EMCO RECYCLING CORP.

(10) RELATED PARTY TRANSACTIONS:

     Certain shareholders of the Company own significant interest in, or are related to owners of, the entities discussed below. As such, these entities are considered related parties for financial reporting purposes.

     The Company entered into an arms-length agreement with a related party which gave the party the exclusive right to provide to EMCO hauling of roll-off boxes in the metropolitan Phoenix area for a period of three years. Charges incurred for these services were $414,721 and $338,562 for the year ended March 31, 1995 and for the period ended March 31, 1994, respectively. In December 1994, this agreement was terminated by the Company. The termination of the agreement was accompanied by a transaction in which the Company purchased vehicles, trailers and roll-off boxes for a total consideration of $985,000, financed in part with a draw on the $3 million credit facility (see Note 5). Additionally, in fiscal 1994, the Company sold the related party two trucks for $91,000.

     The Company purchased scrap metals from several related parties in arms-length transactions, totaling $4,434,737 for the year ended March 31, 1995, and $2,731,644 for the period ended March 31, 1994. At March 31, 1995 and 1994, $62,936 and $93,402 of these purchases are included in accounts payable in the accompanying consolidated balance sheets.

     The Company sold scrap metals to several related parties totaling $384,163 and $101,142 for the year ended March 31, 1995 and the period ended March 31, 1994, respectively. At March 31, 1995 and 1994, $125,311 and $38,676 of these sales are included in accounts receivable in the accompanying consolidated balance sheets.

     In August 1995, the Company converted certain advances made in the ordinary course of business for purchases of scrap metal from a related party to a demand note receivable in the amount of $300,000 with interest at ten percent. The note is secured by the inventories of the related party. At March 31, 1995, the advances amounted to $33,174 with the remaining $266,826 advanced after that date. The Company has entered into an exclusive agreement with the same related party to purchase all of its scrap metal in the future on a brokerage basis. The Company will pay $2,500 per month for the exclusive purchase rights during the term of the agreement which is one year with renewal options.

(11) MAJOR CUSTOMERS:

     The Company's three largest customers for the year ended March 31, 1995 and the period ended March 31, 1994, represent 24.9% and 36.9%, respectively of revenues. The single largest customer's revenues represent 11.0% and 21.9% of all revenues for the year ended March 31, 1995 and the period ended March 31, 1994, respectively.

(12) EVENT SUBSEQUENT TO DATE OF REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS:

     On August 29, 1995, the Company received a firm commitment to replace the operating line of credit described in Note 4 with a new $8,000,000 line of credit. The new line provides funding for up to 85% of accounts receivable and 50% of inventories. Interest is based upon prime plus one and three quarter percent. There are no discount fees. Security pledged includes all accounts receivable, inventories, equipment and all other assets except land and buildings. Upon funding the new line of credit, the shareholders' loans referred to in Note 5 will be paid down by $2,000,000 with the remaining balance of $950,000 subordinated to the new line of credit.

                              EMPIRE METALS, INC.

                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                          YEAR ENDED
                                                                           JUNE 30,
                                                                             1993
                                                                          -----------
        Net sales.......................................................  $14,796,740
        Cost of sales...................................................   14,500,672
                                                                          -----------
        Gross profit....................................................      296,068
        Selling, general and administrative expenses....................      870,241
                                                                          -----------
        Loss from operations............................................     (574,173)
                                                                          -----------
        Other income (expense):
          Interest income...............................................        3,879
          Interest expense..............................................      (55,572)
          Gain on sales of securities and commodities...................       99,262
          Miscellaneous income..........................................       30,215
                                                                          -----------
                                                                               77,784
                                                                          -----------
        Loss before income taxes........................................     (496,389)
        Income tax expense..............................................          (50)
                                                                          -----------
        Net loss........................................................  $  (496,439)
                                                                          ===========

                       See notes to financial statements.

                              EMPIRE METALS, INC.

                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

                                                                                  YEAR ENDED
                                                                                   JUNE 30,
                                                                                     1993
                                                                                  -----------
Cash flows from operating activities:
  Net loss......................................................................  $  (496,439)
  Adjustments to reconcile net loss to cash in operating activities:
     Depreciation...............................................................      188,599
     Noncash interest expense...................................................       22,367
     Changes in current assets and liabilities:
       Decrease in accounts receivable..........................................      778,282
       Decrease in inventory....................................................      416,000
       Decrease in purchase advances and prepaid expenses.......................      217,738
       Decrease in deferred tax benefit.........................................       33,000
       Decrease in accounts payable and accrued expenses........................   (1,007,097)
       Increase in customer deposits............................................      108,238
       Decrease in income tax payable...........................................      (33,028)
                                                                                  -----------
                                                                                      227,660
                                                                                  -----------
Cash flows from investing activities:
  Proceeds from sale of fixed assets............................................       15,404
  Net loans to related parties..................................................      (73,910)
  Loans to unrelated party......................................................      (43,683)
  Net marketable security purchases.............................................      (78,147)
  Capital expenditures..........................................................      (81,134)
                                                                                  -----------
     Net cash used in investing activities......................................     (261,470)
                                                                                  -----------
Cash flows from financing activities:
  Net proceeds on note payable, shareholder.....................................          891
  Proceeds from long-term debt..................................................       21,977
  Principal payments on long-term debt..........................................     (103,724)
  Proceeds from issuance of common stock........................................      400,001
                                                                                  -----------
     Net cash provided by financing activities..................................      319,145
                                                                                  -----------
Net increase in cash............................................................      285,335
Cash at beginning of year.......................................................      114,689
                                                                                  -----------
Cash at end of year.............................................................  $   400,024
                                                                                  ===========

                       See notes to financial statements.

                       EMPIRE METALS, INC. AND SUBSIDIARY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Nature of Business

     Empire Metals, Inc., an Arizona corporation operates a scrap metal processing and recycling business with operating facilities located in the Phoenix metropolitan area. The Company transacts most of its business with customers located in the southwestern United States. Effective May 1, 1993, the Company transferred its scrap metal operations, including certain operating assets and liabilities, to EMCO Recycling Corp. for a 60% interest therein. Consequently, the statement of operations includes the Company's results of operations for its scrap metal business for the ten months ended April 30, 1993.

  Revenue Recognition

     The Company records its revenue for sales of scrap metal at the time of shipment.

  Inventory

     Inventory, which consists primarily of metal products held for resale, is recorded at the lower of estimated cost or market on a first-in, first-out method.

  Property, Equipment and Depreciation

     Property and equipment are stated at cost. Depreciation is being provided by use of the straight-line and accelerated methods over the estimated useful lives of the assets.

  Income Taxes

     Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

     Deferred income taxes, when necessary, are provided for timing differences in the recognition of expenses for income tax and financial reporting purposes.

NOTE 2 -- GAIN ON SALES OF MARKETABLE SECURITIES:

     Marketable securities consist of securities held for short-term investments and commodity futures. During the year ended June 30, 1993, the allowance for unrealized losses decreased by $40,174 and realized gains from the sales of marketable securities totaled $99,262.

                       EMPIRE METALS, INC. AND SUBSIDIARY

NOTE 3 -- PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

    Equipment................................................................  $1,625,775
    Vehicles.................................................................     546,337
    Office equipment.........................................................     134,571
    Buildings................................................................     266,652
    Land.....................................................................     144,488
                                                                               ----------
                                                                                2,717,823
    Less accumulated depreciation............................................   2,113,581
                                                                               ----------
                                                                               $  604,242
                                                                               ==========

     Depreciation expense for the year ended June 30, 1993 amounted to $188,599.

NOTE 4 -- LONG-TERM DEBT:

     Long-term debt consists of the following:

    Note payable, collateralized by equipment, due in quarterly installments of $3,214 plus interest at 9%, maturing January 1999....................  $ 73,929
    Note payable, collateralized by equipment, due in monthly installments of
      $1,229 including interest at 13.31%, maturing August 1995...............    27,618
    Note payable, collateralized by equipment, due in monthly installments of
      $626 including interest at 7.75%, maturing April 1996...................    19,508
    Note payable, unsecured, principal and accrued interest at 15%, due on
      demand..................................................................    20,000
                                                                                --------
                                                                                 141,055
    Less current portion......................................................    51,357
                                                                                --------
                                                                                $ 89,698
                                                                                ========

     Prime rate at June 30, 1993 was 6.0%.

     At June 30, 1993, the approximate aggregate maturities of debt for the succeeding five years are as follows:

    1994.......................................................................  $51,000
    1995.......................................................................   33,000
    1996.......................................................................   21,000
    1997.......................................................................   13,000
    1998.......................................................................   13,000

NOTE 5 -- INCOME TAXES:

     The Company has net operating loss carryforwards of approximately $550,000 expiring through 2008.

     SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on the weight of the evidence, in management's opinion, the Company will more than likely not generate sufficient taxable income in the future to utilize the net deferred tax assets recorded at

                       EMPIRE METALS, INC. AND SUBSIDIARY

June 30, 1993, therefore the Company recorded a valuation allowance in the amount of net deferred tax assets carried forward.

NOTE 6 -- PROFIT SHARING PLAN:

     The Company maintains a profit sharing plan for substantially all fulltime employees. The Company's contribution to the plan is made at the discretion of the Board of Directors and cannot exceed 15% of participants' annual wages. No contribution was authorized for the year ended June 30, 1993.

NOTE 7 -- COMMITMENTS:

     The Company leases facilities in Tempe, Arizona, pursuant to an operating lease which expires March 31, 1998, for approximately $2,000 per month. In addition to the lease payment, the Company is also required to pay certain operating expenses, including real estate taxes. Total rental payments under this lease were approximately $30,000 for the year ended June 30, 1993.

     The Company leases other operating facilities and equipment under month-to-month agreements.

     At June 30, 1993, the future minimum lease payments are as follows:

    1994......................................................................  $ 24,000
    1995......................................................................    24,000
    1996......................................................................    24,000
    1997......................................................................    24,000
    1998......................................................................    16,000
                                                                                --------
                                                                                $112,000
                                                                                ========

NOTE 8 -- RELATED PARTY TRANSACTIONS:

     During the year ended June 30, 1993, the Company sold approximately $454,000 in materials to and purchased approximately $1,800,000 in services and materials from corporations owned by the Company's shareholders. A net receivable of $144,807 was due to the Company from affiliated corporations at June 30, 1993. An additional $298,102 paid to affiliated corporations on purchase advances was receivable at year end.

     Due from shareholder is an unsecured demand note from a shareholder, bearing interest at 10% per annum.

     Due to shareholder is an unsecured demand note to the majority shareholder, bearing interest at 10% per annum.

  Transfer of Subsidiary Stock

     On July 1, 1992, the Company distributed all shares of stock in its wholly-owned subsidiary, Double Dip III, to the majority shareholder of the Company. Therefore, no activity from Double Dip III is included in the accompanying financial statements.

                       EMPIRE METALS, INC. AND SUBSIDIARY

NOTE 9 -- PLAN OF REORGANIZATION:

     The Company emerged from Chapter 11 Bankruptcy under a plan of reorganization confirmed by the Bankruptcy Court on May 22, 1992. Under the plan, holders of trade and other miscellaneous claims will receive the following for their claims:

     -- Holders of approximately $121,000 in claims which remain outstanding at June 30, 1993 have opted to relinquish 50% of their claim balance in exchange for equal quarterly installments totaling their remaining claim balance through July 1994.

     -- Holders of approximately $72,000 in claims which remain outstanding at June 30, 1993 have opted to relinquish 25% of their claim balance in exchange for equal quarterly installments totaling their remaining claim balance beginning July 1993 and ending April 1995.

     -- Holders of approximately $433,000 in claims which remain outstanding at June 30, 1993 have opted to receive 100% of their claim balance in exchange for waiting until July 1994 to begin receiving equal quarterly installments through April 1999.

     At June 30, 1993, the aggregate maturities of the claims to be paid are as follows:

    1994......................................................................  $ 75,476
    1995......................................................................   125,703
    1996......................................................................    86,522
    1997......................................................................    86,522
    1998......................................................................    86,522
    1999......................................................................    86,523
                                                                                --------
                                                                                 547,268
    Less current portion......................................................    75,476
                                                                                --------
                                                                                $471,792
                                                                                ========

NOTE 10 -- SUBSEQUENT EVENTS:

     Subsequent to year end, the Company entered into an agreement to form a management company which will be responsible for managing all payroll functions of the Company. Under the agreement, the Company will reimburse the management company for all employee costs.

                                                                      APPENDIX A

--------------------------------------------------------------------------------
                                MERGER AGREEMENT

                       (AS AMENDED THROUGH MARCH 7, 1996)


--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
ARTICLE I -- THE MERGERS............................................................      A-1
     1.1    The Merger.................................................................   A-1
     1.2    The Closing................................................................   A-1
     1.3    Plan of Merger.............................................................   A-1
     1.4    Filing of Articles of Merger...............................................   A-2
     1.5    Stock of GPAR Merger Sub...................................................   A-2
     1.7    Delivery of Certificates...................................................   A-2
ARTICLE II -- REPRESENTATIONS AND WARRANTIES OF THE GPAR COMPANIES.....................   A-2
     2.1    Corporate Status...........................................................   A-2
     2.2    Corporate Power and Authority..............................................   A-2
     2.3    Enforceability.............................................................   A-2
     2.4    GPAR Common Stock..........................................................   A-2
     2.5    No Commissions.............................................................   A-3
     2.6    SEC Filings and Financial Information......................................   A-3
ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS...................      A-3
     3.1    Corporate Status...........................................................   A-3
     3.2    Power and Authority........................................................   A-3
     3.3    Enforceability.............................................................   A-3
     3.4    Capitalization.............................................................   A-3
     3.5    Shareholders of the Company................................................   A-4
     3.6    No Violation...............................................................   A-4
     3.7    Records of the Company.....................................................   A-4
     3.8    Subsidiaries...............................................................   A-4
     3.9    Financial Statements.......................................................   A-5
     3.10   Changes Since the Current Balance Sheet Date...............................   A-5
     3.11   Liabilities of the Company.................................................   A-5
     3.12   Litigation.................................................................   A-6
     3.13   Environmental Matters......................................................   A-6
     3.14   Real Estate................................................................   A-9
     3.15   Good Title to and Condition of Assets......................................  A-10
     3.16   Compliance with Laws.......................................................  A-11
     3.17   Labor and Employment Matters...............................................  A-11
     3.18   Employee Benefit Plans.....................................................  A-12
     3.19   Tax Matters................................................................  A-13
     3.20   Insurance..................................................................  A-14
     3.21   Receivables................................................................  A-14
     3.22   Licenses and Permits.......................................................  A-14
     3.23   Adequacy of the Assets; Relationships with Customers and Suppliers;
            Affiliated Transactions....................................................  A-15
     3.24   Intellectual Property......................................................  A-15
     3.25   Contracts..................................................................  A-15
     3.26   Customer Lists and Recurring Revenue.......................................  A-16
     3.27   Accuracy of Information Furnished by the Shareholders......................  A-16
     3.28   Investment Intent; Accredited Investor Status; Securities Documents........  A-16

                                                                                         PAGE
                                                                                         ----
     3.29   Business Locations.........................................................  A-16
     3.30   Names; Prior Acquisitions..................................................  A-16
     3.31   No Commissions.............................................................  A-16
     3.32   Inventory..................................................................  A-17
ARTICLE IV -- CONDUCT OF BUSINESS PENDING THE MERGER...................................  A-17
     4.1    Conduct of Business by EMCO Pending the Merger.............................  A-17
ARTICLE V -- ADDITIONAL AGREEMENTS.....................................................  A-18
     5.1    Further Assurances.........................................................  A-18
     5.2    Compliance with Covenants..................................................  A-18
     5.3    Cooperation................................................................  A-18
     5.4    Access to Information......................................................  A-18
     5.5    Notification of Certain Matters............................................  A-18
     5.6    Tax Treatment..............................................................  A-18
     5.7    Confidentiality; Publicity.................................................  A-18
     5.8    No Other Discussions.......................................................  A-19
     5.9    Environmental Assessment...................................................  A-19
     5.10   Trading in GPAR Common Stock...............................................  A-19
     5.11   Election of Directors......................................................  A-19
     5.12   Registration Rights........................................................  A-19
     5.13   Directors and Officers Insurance...........................................  A-20
     5.14   Demand Registration Rights.................................................  A-20
     5.15   Other Agreements...........................................................  A-20
     5.16   Loan to EMCO...............................................................  A-20
     5.17   Ellis Metals, Inc..........................................................  A-20
ARTICLE VI -- CONDITIONS TO THE OBLIGATIONS OF THE GPAR COMPANIES......................  A-21
     6.1    Accuracy of Representations and Warranties and Compliance with
            Obligations................................................................  A-21
     6.2    No Material Adverse Change or Destruction of Property......................  A-21
     6.3    Corporate Certificate......................................................  A-21
     6.4    Opinion of Counsel.........................................................  A-21
     6.5    Consents...................................................................  A-22
     6.6    Securities Laws............................................................  A-22
     6.7    EMCO Stock.................................................................  A-22
     6.8    No Adverse Litigation......................................................  A-22
     6.9    Board Approval.............................................................  A-22
     6.10   Shareholder Approval.......................................................  A-22
     6.11   Employment Agreements......................................................  A-22
     6.12   Ellis Metals, Inc..........................................................  A-22
     6.13   Fairness Opinion...........................................................  A-22
     6.14   Purchase Review............................................................  A-22
     6.15   Other Closing Transactions.................................................  A-22
     6.16   Extension of Due Diligence Period..........................................  A-23
     6.17   Extension for Disclosure Schedules.........................................  A-23

                                                                                         PAGE
                                                                                         ----
ARTICLE VII -- CONDITIONS TO THE OBLIGATIONS OF EMCO AND THE EMCO SHAREHOLDERS.........  A-23
     7.1    Accuracy of Representations and Warranties and Compliance with
            Obligations................................................................  A-23
     7.2    GPAR Shares................................................................  A-24
     7.3    No Adverse Litigation......................................................  A-24
     7.4    No Material Adverse Change or Destruction of Property......................  A-24
     7.5    Corporate Certificate......................................................  A-24
     7.6    Opinion of Counsel.........................................................  A-24
     7.7    No Adverse Litigation......................................................  A-24
     7.8    Employment Agreements......................................................  A-25
ARTICLE VIII -- INDEMNIFICATION.....................................................     A-25
     8.1    Agreement by the Shareholders to Indemnify.................................  A-25
     8.2    Agreement by the GPAR Companies to Indemnify...............................  A-26
     8.3    Conditions of Indemnification..............................................  A-26
     8.4    Security for the Shareholders' Indemnification Obligation..................  A-27
ARTICLE IX -- SECURITIES LAW MATTERS................................................     A-27
     9.1    Disposition of Shares......................................................  A-27
     9.2    Legend.....................................................................  A-28
ARTICLE X -- DEFINITIONS............................................................     A-28
    10.1    Defined Terms..............................................................  A-28
    10.2    Other Definitional Provisions..............................................  A-29
ARTICLE XI -- TERMINATION, AMENDMENT AND WAIVER.....................................     A-29
    11.1    Termination................................................................  A-29
    11.2    Effect of Termination......................................................  A-29
ARTICLE XII -- GENERAL PROVISIONS...................................................     A-30
    12.1    Notices....................................................................  A-30
    12.2    Entire Agreement...........................................................  A-30
    12.3    Expenses...................................................................  A-31
    12.4    Amendment; Waiver..........................................................  A-31
    12.5    Binding Effect; Assignment.................................................  A-31
    12.6    Counterparts...............................................................  A-31
    12.7    Interpretation.............................................................  A-31
    12.8    Governing Law; Interpretation..............................................  A-31
    12.9    Arm's Length Negotiations..................................................  A-31

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                MERGER AGREEMENT


     This Merger Agreement (this "Agreement") is entered into effective as of December 1, 1995 and as amended through March 7, 1996, by and among General Parametrics Corp., a Delaware corporation ("GPAR"); GPAR Merger, Inc., an Arizona corporation and wholly-owned subsidiary of GPAR (the "GPAR Merger Sub", and together with GPAR, the "GPAR Companies"); Copperstate Metals, Inc., an Arizona corporation ("Copperstate"); Empire Metals, Inc., an Arizona corporation ("Empire"); EMCO Recycling Corp., an Arizona corporation ("EMCO"); Harold Rubenstein; Gerald Zack; David Zack; Raymond Zack; Donald Moorehead; and George Moorehead. Empire, Copperstate, Donald Moorehead and George Moorehead constitute all of the shareholders of EMCO (together, the "EMCO Shareholders"). Gerald Zack, David Zack, and Rick Zack constitute all of the shareholders of Copperstate (the "Copperstate Shareholders"). Certain other capitalized terms used herein are defined in Article XI or elsewhere throughout this Agreement.


                                    RECITALS

     The Boards of Directors of the GPAR Companies and EMCO have determined that it is in the best interests of their respective shareholders for GPAR Merger Sub to merge into EMCO upon the terms and subject to the conditions set forth in this Agreement. In order to effectuate the transaction, GPAR will have organized GPAR Merger Sub as a wholly-owned subsidiary, and the parties have agreed, subject to the terms and conditions set forth in this Agreement, to merge GPAR Merger Sub into EMCO with EMCO as the surviving corporation, so that each of the EMCO Shareholders will receive certain cash and will be issued certain shares of common stock and warrants of GPAR in exchange for their shares of common stock of EMCO.

                               TERMS OF AGREEMENT

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  THE MERGERS

     1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below), and pursuant to the terms and conditions set forth in the Plan of Merger and Reorganization which will be annexed hereto as Exhibit A (the "Plan of Merger"), GPAR Merger Sub will be merged into EMCO. The terms and conditions of the Plan of Merger are incorporated herein by reference as if fully set forth herein. As a result of the Merger, the separate corporate existence of GPAR Merger Sub shall cease and EMCO shall continue as a surviving corporation and wholly-owned subsidiary of GPAR.

     1.2 The Closing. Subject to the terms and conditions of this Agreement, the consummation of the Merger (the "Closing") shall take place as promptly as practicable (and in any event within five (5) business days) after satisfaction or waiver of the conditions set forth in Articles VI and VII, at the offices of EMCO's counsel in Phoenix, Arizona, or such other place as the parties may otherwise agree.


     1.3 Plan of Merger. At the Closing, GPAR shall deliver to the EMCO shareholders (a) an aggregate of Three Million Five Hundred Thousand (3,500,000) shares of common stock, $0.01 par value per share, of GPAR ("GPAR Common Stock") (except for the Held Back Shares pursuant to the provisions of Paragraph 8.4);
(b) warrants of GPAR which entitle the holders to purchase Six Hundred Thousand (600,000) shares of GPAR at $4.00 per share, the form of which is attached hereto as Exhibit "B" (the $4.00 Warrants); (c) warrants of GPAR which entitle the holders to purchase Four Hundred Thousand (400,000) shares of GPAR at $6.00 per share, the form of which is attached hereto as Exhibit "C" (the $6.00 Warrants); and (d) One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000.00) in cash or immediately available funds, all in exchange for all issued and outstanding shares of capital stock of EMCO.


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     1.4 Filing of Articles of Merger.  At the time of the Closing, the parties shall cause the Merger to be consummated by filing duly executed Articles of Merger (with the Plans of Merger respectively annexed thereto) with the Corporation Commission of the State of Arizona, in such form as GPAR determines is required by and is in accordance with the relevant provisions of the Arizona Revised Statutes (the "Act") (the date and time of such filing is referred to herein as the "Effective Date" or "Effective Time").

     1.5 Stock of GPAR Merger Sub. Each share of the capital stock of GPAR Merger Sub outstanding immediately prior to the Effective Time shall at the Effective Time be converted into and become one share of common stock of EMCO. Each share of such common stock shall be fully paid and nonassessable.

     1.6 Stock of EMCO. The shares of the common stock of EMCO issued and outstanding immediately prior to the Effective Time (the "Converted EMCO Stock") shall upon the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, be exchanged for and converted into shares of GPAR Common Stock, determined to the nearest whole share, pursuant to the Plan of Merger.

     1.7 Delivery of Certificates. At the Closing, the EMCO Shareholders shall deliver the certificates representing all of the issued and outstanding shares of Converted EMCO Stock to GPAR for cancellation, and GPAR shall deliver the certificates representing the shares of GPAR Common Stock and the Warrants issued pursuant to Section 1.3.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                             OF THE GPAR COMPANIES

     As a material inducement to each of the EMCO Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, GPAR makes the following representations and warranties to the EMCO Shareholders.

     2.1 Corporate Status. GPAR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. At the time of Closing, the GPAR Merger Sub will be a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona. The GPAR Merger Sub will be a wholly-owned subsidiary of GPAR.

     2.2 Corporate Power and Authority. Each of the GPAR Companies has, or will have at the time of Closing, the corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of the GPAR Companies has, or will have at the time of Closing, taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

     2.3 Enforceability. This Agreement has been, or will have been at the time of Closing, duly executed and delivered by each of the GPAR Companies and constitutes a legal, valid and binding obligation of each of the GPAR Companies, enforceable against each of the GPAR Companies in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     2.4 GPAR Common Stock. Upon consummation of the Merger and the issuance and delivery of certificates representing the GPAR Shares and Warrants to the EMCO Shareholders, (1) the GPAR Shares will be validly issued, fully paid and non-assessable shares of GPAR Common Stock, (2) the total number of issued and outstanding shares of GPAR stock will be 8,800,000, of which the EMCO Shareholders will own 3,500,000, (3) the total number of outstanding warrants to buy GPAR Stock will be not more than 1,010,000, of which the EMCO Shareholders will own 1,000,000, (4) the total number of outstanding options to buy GPAR stock under the 1995 Option Plan and the terminated 1986 Option Plan will be not more than 460,000 and 180,000, respectively, of which Gerard M. Jacobs and T. Benjamin Jennings will each own 200,000; provided, however, (i) GPAR has agreed to grant to George Moorehead options to purchase 150,000 shares of

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GPAR stock subject to the Closing, shareholder approval of an amendment to the
1995 Stock Option Plan increasing the number of shares authorized to be issued under such plan, and the execution of an employment agreement with George Moorehead; (ii) GPAR has approved the issuance of options to buy 100,000 shares of GPAR stock, subject to Board approval, for several current employees of GPAR (other than Messrs. Jacobs and Jennings); and (iii) GPAR may grant additional stock options through the date of the Closing, subject to the express written consent of Harold Rubenstein and George Moorehead; and (5) to the best of its knowledge, the shares and warrants will have been issued in compliance with all applicable state and federal securities laws. Except for the stock option plans and warrants noted above and 20,000,000 authorized preferred shares, of which none are issued and outstanding, there are no other rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require GPAR to issue or sell any shares of its capital stock.

     2.5 No Commissions. None of the GPAR Companies has incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     2.6 SEC Filings and Financial Information. To the best of its knowledge, GPAR has made all filings required to be made by it with the Securities and Exchange Commission. To the best of its knowledge, none of such filings contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made. To the best of its knowledge, the Financial Statements of GPAR set forth therein present fairly in all material respects the financial position of GPAR, including the results of operation and cash flow for the periods indicated in conformity with GAAP. GPAR has written down or reserved inventory, certain other assets, and lease costs of approximately $2,153,000 to be reflected on its October 31, 1995 financial statements.

                                  ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF
                                THE SHAREHOLDERS

     As a material inducement to each of the GPAR Companies to enter into this Agreement and to consummate the transactions contemplated hereby, each of the EMCO Shareholders, jointly and severally, makes the following representations and warranties to the GPAR Companies:

     3.1 Corporate Status. EMCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has the requisite power and authority to own or lease its properties and to carry on its business as now being conducted. EMCO is legally qualified to transact business as a foreign corporation in all jurisdictions where the nature of its properties and the conduct of its business requires such qualification (all of which jurisdictions are listed on Schedule 3.1) and is in good standing in each of the jurisdictions in which it is so qualified. There is no pending or, to the best of their knowledge, threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of EMCO.

     3.2 Power and Authority. EMCO and the EMCO Shareholders each have the power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. EMCO, Copperstate and Empire have taken all action necessary to authorize the execution and delivery of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby.

     3.3 Enforceability. This Agreement has been duly executed and delivered by EMCO and the EMCO Shareholders and constitutes the legal, valid and binding obligation of each of them, enforceable against them in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     3.4 Capitalization. Schedule 3.4 sets forth, with respect to EMCO, (a) the number of authorized shares of each class of its capital stock, (b) the number of issued and outstanding shares of each class of its

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

capital stock, and (c) the number of shares of each class of its capital stock which are held in treasury. All of the issued and outstanding shares of capital stock of EMCO (a) have been duly authorized and validly issued and are fully paid and non-assessable, (b) to the best of their knowledge, were issued in compliance with all applicable state and federal securities laws, and (c) were not issued in violation of any preemptive rights or rights of first refusal. No preemptive rights or rights of first refusal exist with respect to the shares of capital stock of EMCO, and no such rights arise by virtue of or in connection with the transactions contemplated hereby. There are no outstanding or authorized rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require EMCO to issue or sell any shares of its capital stock (or securities convertible into or exchangeable for shares of its capital stock). There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to EMCO. There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the capital stock of EMCO. EMCO is not obligated to redeem or otherwise acquire any of its outstanding shares of capital stock.

     3.5 Shareholders of the Company. Schedule 3.5 sets forth, with respect to EMCO, (a) the name, address and federal taxpayer identification number of, and the number of outstanding shares of each class of its capital stock owned by, each shareholder of record as of the close of business on the date of this Agreement; and (b) the name, address and federal taxpayer identification number of, and number of shares of each class of its capital stock beneficially owned by, each beneficial owner of outstanding shares of capital stock (to the extent that record and beneficial ownership of any such shares are different). The EMCO Shareholders constitute all of the holders of all issued and outstanding shares of capital stock of EMCO, and each of the EMCO Shareholders owns such shares as is set forth on Schedule 3.5, free and clear of all Liens, restrictions and claims of any kind, except as set forth on Schedule 3.5.

     3.6 No Violation. Except as set forth on Schedule 3.6, the execution and delivery of this Agreement by EMCO and the EMCO Shareholders, the performance by them of their respective obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not (i) contravene any provision of the articles of incorporation or bylaws of EMCO, Empire or Copperstate, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against EMCO or any of the EMCO Shareholders; (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against EMCO or any of the EMCO Shareholders, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of EMCO, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by the GPAR Companies.

     3.7 Records of the Company. The copies of the respective articles of incorporation and bylaws of EMCO which were provided to GPAR are true, accurate and complete and reflect all amendments made through the date of this Agreement. The minute books for EMCO provided to GPAR for review were correct and complete as of the date of such review, no further entries have been made through the date of this Agreement, such minute books contain the true signatures of the persons purporting to have signed them, and such minute books contain an accurate record of all corporate actions of the shareholders and directors (and any committees thereof) of EMCO taken by written consent or at a meeting since incorporation. All material corporate actions taken by EMCO have been duly authorized or ratified. All accounts, books, ledgers and official and other records of EMCO have been fully, properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained therein. The stock ledgers of EMCO, as previously provided to GPAR, contain accurate and complete records of all issuances, transfers and cancellations of shares of the capital stock of the EMCO.

     3.8 Subsidiaries. Except for RECYCLE PRESCOTT, INC., EMCO TRADING, INC. and USA SOUTHWESTERN CARRIER, INC., which are wholly-owned subsidiaries of EMCO, and as otherwise set

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

forth on Schedule 3.8, EMCO does not own, directly or indirectly, any outstanding voting securities of or other interests in, or control, any other corporation, partnership, joint venture or other business entity.

     3.9 Financial Statements. The EMCO Shareholders have delivered to GPAR (i) the combined financial statements as of March 31, 1995 and 1994 of EMCO, including the notes thereto, audited by Arthur Andersen & Co. and (ii) the October 31, 1995 unaudited financial statements (collectively, the "Financial Statements"), a copy of which is attached to Schedule 3.9 hereto. The combined balance sheet dated as of October 31, 1995 included in the Financial Statements is referred to herein as the "Current Balance Sheet". The Financial Statements fairly present the combined and consolidated financial position of EMCO at each of the balance sheet dates and the results of operations for the periods covered thereby, and have been prepared in accordance with GAAP consistently applied throughout the periods indicated. The books and records of EMCO fully and fairly reflect its transactions, properties, assets and liabilities. There are no material special or non-recurring items of income or expense during the periods covered by the Financial Statements, and the balance sheets included in the Financial Statements do not reflect any writeup or revaluation increasing the book value of any assets, except as specifically disclosed in the notes thereto. The Financial Statements reflect all adjustments necessary for a fair presentation of the financial information contained therein.

     3.10 Changes Since the Current Balance Sheet Date.  Except as disclosed in
Schedule 3.10, since the date of the Current Balance Sheet, EMCO has not (i) issued any capital stock or other securities; (ii) made any distribution of or with respect to its capital stock or other securities or purchased or redeemed any of its securities; (iii) paid any bonus to or increased the rate of compensation of any of its officers or salaried employees or amended any other terms of employment of such persons; (iv) sold, leased or transferred any of its properties or assets other than in the ordinary course of business consistent with past practice; (v) made or obligated itself to make capital expenditures out of the ordinary course of business consistent with past practice; (vi) made any payment in respect of its liabilities other than in the ordinary course of business consistent with past practice; (vii) incurred any obligations or liabilities (including any indebtedness) or entered into any transaction or series of transactions involving in excess of $25,000 in the aggregate out of the ordinary course of business, except for this Agreement and the transactions contemplated hereby; (viii) suffered any theft, damage, destruction or casualty loss, not covered by insurance and for which a timely claim was filed, in excess of $25,000 in the aggregate; (ix) suffered any extraordinary losses (whether or not covered by insurance); (x) waived, cancelled, compromised or released any rights having a value in excess of $25,000 in the aggregate; (xi) made or adopted any change in its accounting practice or policies; (xii) made any adjustment to its books and records other than in respect of the conduct of its business activities in the ordinary course consistent with past practice; (xiii) entered into any transaction with any Affiliate other than intercompany transactions in the ordinary course of business consistent with past practice;
(xiv) entered into any employment agreement; (xv) terminated, amended or modified any agreement involving an amount in excess of $25,000; (xvi) imposed any security interest or other Lien on any of its assets other than in the ordinary course of business consistent with past practice; (xvii) delayed paying any accounts payable which is due and payable except to the extent being contested in good faith and except in the ordinary course of its business; (xviii) made or pledged any charitable contribution other than in the ordinary course of business consistent with past practice; (xix) entered into any other transaction or been subject to any event which has or may have a Material Adverse Effect on EMCO; or (xx) agreed to do or authorized any of the foregoing.

     3.11 Liabilities of the Company. Except as set forth on Schedule 3.11, EMCO does not have any liabilities or obligations, whether accrued, absolute, contingent or otherwise, except (a) to the extent reflected or taken into account in the Current Balance Sheet and not heretofore paid or discharged, (b) to the extent specifically set forth in or incorporated by express reference in any of the Schedules attached hereto, (c) liabilities incurred in the ordinary course of business consistent with past practice since the date of the Current Balance Sheet (none of which relates to breach of contract, breach of warranty, tort, infringement or violation of law, or which arose out of any action, suit, claim, governmental investigation or arbitration proceeding), (d) normal accruals, reclassifications, and audit adjustments which would be reflected on an audited financial statement and which would not be material in the aggregate, and (e) liabilities incurred in the ordinary course of business prior to the date of the Current Balance Sheet which, in accordance with GAAP consistently applied, were not recorded thereon. EMCO's net worth will be no less than $3,000,000, as of the Effective Time.

     3.12 Litigation. Except as set forth on Schedule 3.12, there is no action, suit, or other legal or administrative proceeding or governmental investigation pending or, to the best of their knowledge, threatened, anticipated or contemplated against, by or affecting EMCO or any of its properties or assets, or the EMCO Shareholders, or which question the validity or enforceability of this Agreement or the transactions contemplated hereby, and there is no basis for any of the foregoing. There are no outstanding orders, decrees or stipulations issued by any Governmental Authority in any proceeding to which EMCO is or was a party which have not been complied with in full or which continue to impose any material obligations on EMCO.

     3.13 Environmental Matters.  Except as set forth on Schedule 3.13:

     (a) To the best of their knowledge, EMCO is and has at all times been in compliance with all Environmental, Health and Safety Laws (as defined herein) governing its business, operations, properties and assets, including, without limitation, Environmental, Health and Safety Laws with respect to discharges into the ground water, surface water and soil, emissions into the ambient air, and generation, accumulation, storage, treatment, transportation, transfer, labeling, handling, manufacturing, use, spilling, leaking, dumping, discharging, release or disposal of Hazardous Substances (as defined herein), or other Waste (as described herein). EMCO is not currently liable for any penalties, fines or forfeitures for failure to comply with any Environmental, Health and Safety Laws. To the best of their knowledge, EMCO is in full compliance with all notice, record keeping and reporting requirements of all Environmental, Health and Safety Laws, and has complied with all informational requests or demands arising under the Environmental, Health and Safety Laws.

     (b) To the best of their knowledge, EMCO has obtained, or caused to be obtained, and is in full compliance with, all licenses, certificates, permits, approvals and registrations (collectively "Licenses") required by the Environmental, Health and Safety Laws for the ownership of its properties and assets and the operation of its business as presently conducted, including, without limitation, all air emission, water discharge, water use and solid waste, hazardous waste and other Waste generation, transportation, transfer, storage, treatment or disposal Licenses, and EMCO is in full compliance with all the terms, conditions and requirements of such Licenses, and copies of such Licenses have been provided to GPAR. There are no administrative or judicial investigations, notices, claims or other proceedings pending or, to the best of their knowledge, threatened by any Governmental Authority or third parties against EMCO, its businesses, operations, properties, or assets, which question the validity or entitlement of EMCO to any License required by the Environmental, Health and Safety Laws for the ownership of each of the properties and assets of EMCO and the operation of its business or wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect on EMCO, or which would impose any liability upon the GPAR Companies in the event that the merger contemplated by this Agreement closes.

     (c) EMCO has not received and is not aware of any non-compliance order, warning letter, notice of violation, claim, suit, action, judgment, or administrative or judicial proceeding pending against or involving EMCO, its business, operations, properties, or assets, issued by any Governmental Authority or third party with respect to any Environmental, Health and Safety Laws in connection with the ownership by EMCO of its properties or assets or the operation of its business, which has not been resolved to the satisfaction of the issuing Governmental Authority or third party in a manner that would not impose any obligation, burden or continuing liability on the GPAR Companies in the event that the merger contemplated by this Agreement closes, or which could have a Material Adverse Effect on EMCO.

     (d) To the best of their knowledge, EMCO is in full compliance with, and is not in breach of or default under any applicable writ, order, judgment, injunction, governmental communication or decree issued pursuant to the Environmental, Health and Safety Laws and no event has occurred or is continuing which, with the passage of time or the giving of notice or both, would constitute such non-compliance, breach or default thereunder, or affect the Owned Properties or Leased Premises.

     (e) To the best of their knowledge, EMCO has not generated, manufactured, used, transported, transferred, stored, handled, treated, spilled, leaked, dumped, discharged, released or disposed, nor has it allowed or arranged for any third parties to generate, manufacture, use, transport, transfer, store, handle, treat, spill, leak, dump, discharge, release or dispose of, Hazardous Substances or other waste to or at any location other than a site lawfully permitted to receive such Hazardous Substances or other waste for such purposes, nor has it performed, arranged for or allowed by any method or procedure such generation, manufacture, use, transportation, transfer, storage, treatment, spillage, leakage, dumping, discharge, release or disposal in contravention of any Environmental, Health and Safety Laws. To the best of their knowledge, EMCO has not generated, manufactured, used, stored, handled, treated, spilled, leaked, dumped, discharged, released or disposed of, or allowed or arranged for any third parties to generate, manufacture, use, store, handle, treat, spill, leak, dump, discharge, release or dispose of, Hazardous Substances or other waste upon property owned or leased by it, except as permitted by law. For purposes of this
Section 3.13, the term "Hazardous Substances" shall be construed broadly to include any toxic or hazardous substance, material, or waste, and any other contaminant, pollutant or constituent thereof, whether liquid, solid, semi-solid, sludge and/or gaseous, including without limitation, chemicals, compounds, by-products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, the presence of which requires investigation or remediation under any Environmental, Health and Safety Laws or which are or become regulated, listed or controlled by, under or pursuant to any Environmental Health and Safety Laws, including, without limitation, the United States Department of Transportation Table (49 CFR 172,
101) or by the Environmental Protection Agency as hazardous substances (40 CFR
Part 302) and any amendments thereto; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. sec.9601, et seq. (hereinafter collectively "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conversation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. sec.6901 et seq. (hereinafter, collectively "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. sec.1801, et seq.; the Clean Water Act, as amended, 33 U.S.C. sec.1311, et seq.; the Clean Air Act, as amended (42 U.S.C. sec.7401-7642); Toxic Substances Control Act, as amended, 15 U.S.C. sec.2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. sec.136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended, 42 U.S.C. sec.11001, et seq. (Title III of SARA) ("EPCRA"); the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. sec.651, et seq. ("OSHA"); any similar state statute, or any future amendments to, or regulations implementing such statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, or which has been or shall be determined or interpreted at any time by any Governmental Authority to be a hazardous or toxic substance regulated under any other statute, law, regulation, order, code, rule, order, or decree. For purposes of this Section 3.13, the term "Waste" shall be construed broadly to include agricultural wastes, biomedical wastes, biological wastes, bulky wastes, construction and demolition debris, garbage, household wastes, industrial solid wastes, liquid wastes, recyclable materials, sludge, solid wastes, special wastes, used oils, white goods, and yard trash.

     (f) To the best of their knowledge, EMCO has not caused, or allowed to be caused or permitted, either by action or inaction, a Release or Discharge, or threatened Release or Discharge, of any Hazardous Substance on, into or beneath the surface of any parcel of the Owned Properties or the Leased Premises. To the best of their knowledge, there has not occurred, nor is there presently occurring, a Release or Discharge, or threatened Release or Discharge, of any Hazardous Substance on, into or beneath the surface of any parcel of the Owned Properties or the Leased Premises. For purposes of this Section, the terms "Release" and "Discharge" shall have the meanings given them in the Environmental, Health and Safety Laws.

     (g) To the best of their knowledge, EMCO has not generated, handled, manufactured, treated, stored, used, shipped, transported, transferred, or disposed of, nor has it allowed or arranged, by contract, agreement or otherwise, for any third parties to generate, handle, manufacture, treat, store, use, ship, transport, transfer or dispose of, any Hazardous Substance or other Waste to or at a site which, pursuant to CERCLA or any similar state law (i) has been placed on the National Priorities List or its state equivalent; or (ii) the Environmental Protection Agency or the relevant state agency has notified EMCO that it has proposed or is proposing to place on the National Priorities List or its state equivalent. Neither EMCO nor the EMCO

Shareholders has received notice, and neither EMCO nor the EMCO Shareholders have knowledge of any facts which could give rise to any notice, that EMCO is a potentially responsible party for a federal or state environmental cleanup site or for corrective action under CERCLA, RCRA or any other applicable Environmental Health and Safety Laws. To the best of their knowledge, EMCO has not submitted nor was required to submit any notice pursuant to Section 103(c) of CERCLA with respect to the Leased Premises or the Owned Properties. EMCO has not received any written or oral request for information in connection with any federal or state environmental cleanup site, or in connection with any of the real property or premises where EMCO has transported, transferred or disposed of other Wastes. EMCO has not been required to and has not undertaken any response or remedial actions or clean-up actions of any kind at the request of any Governmental Authorities or at the request of any other third party. To the best of their knowledge, EMCO has no liability under any Environmental, Health and Safety Laws for personal injury, property damage, natural resource damage, or clean up obligations.

     (h) Except as set forth on Schedule 3.13, EMCO does not use, nor has it used, any Aboveground Storage Tanks or Underground Storage Tanks, and, to the best of their knowledge, there are not now nor have there ever been any Underground Storage Tanks. For purposes of this Section 3.13, the terms "Aboveground Storage Tanks" and "Underground Storage Tanks" shall have the meanings given them in Section 6901 et seq., as amended, of RCRA, or any applicable state or local statute, law, ordinance, code, rule, regulation, order ruling, or decree governing Aboveground Storage Tanks or Underground Storage Tanks.

     (i) Schedule 3.13 identifies (i) all environmental audits, assessments or occupational health studies undertaken by EMCO or its agents or, to the knowledge of EMCO or the EMCO Shareholders, undertaken by any Governmental Authority, or any third party, relating to or affecting EMCO or any of the Leased Premises or the Owned Properties; (ii) the results of any ground, water, soil, air or asbestos monitoring undertaken by EMCO or its agents or, to the knowledge of EMCO or the EMCO Shareholders, undertaken by any Governmental Authority or any third party, relating to or affecting EMCO or any of the Leased Premises or the Owned Properties; (iii) all written communications between EMCO and any Governmental Authority arising under or related to Environmental, Health and Safety Laws; and (iv) all citations issued under OSHA, or similar state or local statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, relating to or affecting either of EMCO or any of the Leased Premises or the Owned Properties.

     (j) To the best of their knowledge, Schedule 3.13 contains a list of the assets of EMCO which contain "asbestos" or "asbestos-containing material" (as such terms are identified under the Environmental, Health and Safety Laws).
Schedule 3.13 also identifies (i) the degree of friability of all existing asbestos and asbestos-containing material and (ii) all actions taken by EMCO, directly or indirectly, or by any of their agents, employees, representatives or contractors with respect to asbestos or asbestos-containing materials, including but not limited to all methods and manner of abatement, removal, containment, encapsulation, repair, maintenance, renovation, demolition, salvage, installation, storage, transportation, disposal, monitoring, spill/emergency clean-up, protective health and safety measures and training of personnel (whether employees or independent contractors or otherwise). Except as set forth in Schedule 3.13, to the best of their knowledge, EMCO has operated and continues to operate in compliance with all Environmental, Health & Safety Laws governing the handling, use and exposure to and disposal of asbestos or asbestos-containing materials. Except as set forth in Schedule 3.13, there are no claims, actions, suits, governmental investigations or proceedings before any Governmental Authority or third party pending, or, to the best of their knowledge, threatened against or directly affecting EMCO, or any of its assets or operations relating to the use, handling or exposure to and disposal of asbestos or asbestos-containing materials in connection with their assets and operations.

     (k) As used in this Agreement, "Environmental, Health and Safety Laws" means all federal, state, regional or local statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings, and changes or ordinances or judicial or administrative interpretations thereof, whether currently in existence or hereafter enacted or promulgated, any of which govern (or purport to govern) or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste or occupational health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances,

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or judicial or administrative interpretations thereof, including, without limitation, RCRA, CERCLA, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, FIFRA, EPCRA and OSHA.

     (l) Schedule 3.13 identifies the operations and activities, and locations thereof, which have been conducted and are being conducted by EMCO on any of the Owned Properties or the Leased Premises which have involved the generation, accumulation, storage, treatment, transportation, labelling, handling, manufacturing, use, spilling, leaking, dumping, discharging, release or disposal of Hazardous Substances.

     (m) To the best of their knowledge, Schedule 3.13 identifies the locations to which EMCO has transferred, transported, hauled, moved, or disposed of Waste to a SuperFund site.

     (n) As used in this Section 3.13, the term "EMCO" is deemed to refer to EMCO, any of its subsidiaries, and EMCO Recycling, L.L.C. (a predecessor-in-interest).

     3.14 Real Estate.

     (a) EMCO does not own any real property or any interest therein except as set forth on Schedule 3.14(a) (the "Owned Properties"), which Schedule sets forth the location and size of, and principal improvements and buildings on, the Owned Properties. Except as set forth on Schedule 3.14(a), with respect to each such parcel of Owned Property:

          (i) EMCO has good and marketable title to the parcel of Owned Property, free and clear of any Lien other than (x) liens for real estate taxes not yet due and payable; (y) recorded easements, covenants, and other restrictions which do not impair the current use, occupancy or value of the property subject thereto, and (z) encumbrances and restrictions described in the title insurance policies listed on Schedule 3.14(a), all of which policies have been previously delivered to GPAR.

          (ii) there are no pending or, to the best of their knowledge, threatened condemnation proceedings, suits or administrative actions relating to the Owned Properties or other matters affecting adversely the current use, occupancy or value thereof;

          (iii) to the best of their knowledge, the legal descriptions for the parcels of Owned Property contained in the deeds thereof describe such parcels fully and adequately; the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, local comprehensive plan provisions, zoning laws and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or "permitted non-conforming structure" classifications), building code requirements, permits, licenses or other forms of approval by any Governmental Authority, and do not encroach on any easement which may burden the land; the land does not serve any adjoining property for any purpose inconsistent with the use of the land; and the Owned Properties are not located within any flood plain (such that a mortgagee would require a mortgagor to obtain flood insurance) or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

          (iv) to the best of their knowledge, all facilities have received all approvals of Governmental Authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, ordinances, rules and regulations;

          (v) there are no Contracts granting to any party or parties the right of use or occupancy of any portion of the parcels of Owned Property, except as set forth on Schedule 3.14(a);

          (vi) there are no outstanding options or rights of first refusal to purchase the parcels of Owned Property, or any portion thereof or interest therein;

          (vii) there are no parties (other than EMCO and its subsidiaries) in possession of the parcels of Owned Property, other than tenants under any leases disclosed in Schedule 3.14(a) who are in possession of space to which they are entitled;

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          (viii) all facilities located on the parcels of Owned Property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services, to the best of their knowledge, are adequate in accordance with all applicable laws, ordinances, rules and regulations, and, to the best of their knowledge, are provided via public roads or via permanent, irrevocable, appurtenant easements benefitting the parcels of Owned Property;

          (ix) each parcel of Owned Property abuts on and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefitting the parcel of Owned Property; access to the property is provided by paved public right-of-way; and there is no pending or, to the best of their knowledge, threatened termination of the foregoing access rights;

          (x) to the best of their knowledge, all improvements and buildings on the Owned Property are in good repair and are safe for occupancy and use, free from termites or other wood-destroying organisms; the roofs thereof are watertight; and the structural components and systems (including plumbing, electrical, air conditioning/heating, and sprinklers) are in good working order and adequate for the use of such Owned Property in the manner in which presently used; and

          (xi) there are no service contracts, management agreements or similar agreements which affect the parcels of Owned Property, except as set forth on Schedule 3.14(a).

     (b) Schedule 3.14(b) sets forth a list of all leases, licenses or similar agreements ("Leases") to which EMCO is a party (copies of which have previously been furnished to GPAR), in each case, setting forth (A) the lessor and lessee thereof and the date and term of each of the Leases, (B) the legal description or street address of each property covered thereby, and (C) a brief description (including size and function) of the principal improvements and buildings thereon (the "Leased Premises"), all of which, to the best of their knowledge, are within the property set-back and building lines of the respective property. The Leases are in full force and effect and have not been amended except as set forth on Schedule 3.14(b), and no party thereto is in default or breach under any such Lease. No event has occurred which, with the passage of time or the giving of notice or both, would cause a material breach of or default under any of such Leases. There is no breach or anticipated breach by any other party to such Leases. Except as set forth on Schedule 3.14(b), with respect to each such Leased Premises:

          (i) EMCO has valid leasehold interests in the Leased Premises, which leasehold interests are free and clear of any Liens, covenants and easements or title defects of any nature whatsoever;

          (ii) To the best of their knowledge, the portions of the buildings located on the Leased Premises that are used in the business of EMCO are each in good repair and condition, normal wear and tear excepted, and are in the aggregate sufficient to satisfy EMCO's current and reasonably anticipated normal business activities as conducted thereat;

          (iii) Each of the Leased Premises (a) has direct access to public roads or access to public roads by means of a perpetual access easement, such access being sufficient to satisfy the current and reasonably anticipated normal transportation requirements of EMCO's business as presently conducted at such parcel; and (b) is served by all utilities in such quantity and quality as are sufficient to satisfy the current normal business activities as conducted at such parcel; and

          (iv) EMCO has not received notice of (a) any condemnation proceeding with respect to any portion of the Leased Premises or any access thereto, and no such proceeding is contemplated by any Governmental Authority; or
     (b) any special assessment which may affect any of the Leased Premises, and, to the best of their knowledge, no such special assessment is contemplated by any Governmental Authority.

     3.15 Good Title to and Condition of Assets

     (a) Except as set forth on Schedule 3.15, EMCO has good and marketable title to all of its Assets (as hereinafter defined), free and clear of any Liens or restrictions on use. For purposes of this Agreement, the

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term "Assets" means all of the properties and assets of EMCO, other than the
Owned Properties and the Leased Premises, whether personal or mixed, tangible or intangible, wherever located.

     (b) To the best of their knowledge, the Fixed Assets (as hereinafter defined) currently in use or necessary for the business and operations of EMCO are in good operating condition, normal wear and tear excepted. For purposes of this Agreement, the term "Fixed Assets" means all vehicles, machinery, equipment, tools, supplies, leasehold improvements, furniture and fixtures used by or located on the premises of EMCO or set forth on the Current Balance Sheet or acquired by EMCO since the date of the Current Balance Sheet. Schedule 3.15 lists the vehicles owned, leased or used by EMCO, setting forth the make, model, description of body and chassis, vehicle identification number, and year of manufacture, and for each vehicle, whether it is owned or leased, and if owned, the name of any lienholder and the amount of the lien, and if leased, the name of the lessor and the general terms of the lease, and, whether owned or leased, if it is used to transport, transfer, handle, dispose or haul Waste materials.

     3.16 Compliance with Laws.

     (a) To the best of their knowledge, EMCO is and has been in compliance with all laws, regulations and orders applicable to it, its business and operations (as conducted by it now and in the past), the Assets, the Owned Properties and the Leased Premises and any other properties and assets (in each case owned or used by it now or in the past). Except as set forth on Schedule 3.16, EMCO has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or threatened.

     (b) EMCO has not made any payment of funds in connection with their business which is prohibited by law, and no funds have been set aside to be used in connection with their business for any payment prohibited by law.

     (c) To the best of their knowledge, EMCO is and at all times has been in full compliance with the terms and provisions of the Immigration Reform and Control Act of 1986, as amended (the "Immigration Act"). To the best of their knowledge, with respect to each Employee (as defined in 8 C.F.R. 274a.1(f)) of EMCO for whom compliance with the Immigration Act as employer is required, EMCO has on file a true, accurate and complete copy of (i) each Employee's Form I-9 (Employment Eligibility Verification Form) and (ii) all other records, documents or other papers prepared, procured and/or retained by EMCO pursuant to the Immigration Act. EMCO has not been cited, fined, served with a Notice of Intent to Fine or with a Cease and Desist Order, nor has any action or administrative proceeding been initiated or threatened against it, by the Immigration and Naturalization Service by reason of any actual or alleged failure to comply with the Immigration Act.

     (d) EMCO is not subject to any Contract, decree or injunction which restricts the continued operation of any business or the expansion thereof to other geographical areas, customers and suppliers or lines of business.

     3.17 Labor and Employment Matters. Schedule 3.17 sets forth the name, address, social security number and current rate of compensation of each of the employees of EMCO. EMCO is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union, and there has been no effort by any labor union during the 24 months prior to the date hereof to organize any employees of EMCO into one or more collective bargaining units. There is no pending or, to the best of their knowledge, threatened labor dispute, strike or work stoppage which affects or which may affect the business of EMCO which may interfere with its continued operations. EMCO has not within the last 24 months committed any unfair labor practice as defined in the National Labor Relations Act, as amended, and there is no pending or, to the best of their knowledge, threatened charge or complaint against EMCO by or with the National Labor Relations Board or any representative thereof. There has been no strike, walkout or work stoppage involving any of the employees of EMCO during the 24 months prior to the date hereof. None of the EMCO Shareholders is aware that any executive or key employee or group of employees has any plans to terminate his, her or their employment with EMCO as a result of this Agreement or otherwise. Schedule 3.17 contains detailed information about each contract, agreement or plan of the following nature, whether formal or

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informal, and whether or not in writing, to which EMCO is a party or under which it has an obligation: (i) employment agreements, (ii) employee handbooks, policy statements and similar plans, (iii) noncompetition agreements, and (iv) consulting agreements. To the best of their knowledge, and except for the Americans with Disabilities Act, as amended, EMCO has complied with applicable laws, rules and regulations relating to employment, civil rights and equal employment opportunities, including but not limited to, the Civil Rights Act of 1964, and the Fair Labor Standards Act.

     3.18 Employee Benefit Plans.

     (a) Employee Benefit Plans. Schedule 3.18 contains a list setting forth each employee benefit plan or arrangement of EMCO, including but not limited to employee pension benefit plans, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation plans, stock option plans, bonus plans, stock purchase plans, hospitalization, disability and other insurance plans, severance or termination pay plans and policies, whether or not described in Section 3(3) of ERISA, in which employees, their spouses or dependents, of EMCO participate ("Employee Benefit Plans") (true and accurate copies of which, together with the most recent annual reports on Form 5500 and summary plan descriptions with respect thereto, were furnished to GPAR).

     (b) Compliance with Law. To the best of their knowledge, with respect to each Employee Benefit Plan (i) each has been administered in all material respects in compliance with its terms and with all applicable laws, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no actions, suits, claims or disputes are pending, or threatened;
(iii) no audits, inquiries, reviews, proceedings, claims, or demands are pending with any governmental or regulatory agency; (iv) there are no facts which could give rise to any material liability in the event of any such investigation, claim, action, suit, audit, review, or other proceeding; (v) all material reports, returns, and similar documents required to be filed with any governmental agency or distributed to any plan participant have been duly or timely filed or distributed; and (vi) no "prohibited transaction" has occurred within the meaning of the applicable provisions of ERISA or the Code.

     (c) Qualified Plans. With respect to each Employee Benefit Plan intended to qualify under Code Section 401(a) or 403(a) (i) the Internal Revenue Service has issued a favorable determination letter, true and correct copies of which have been furnished to GPAR, that such plans are qualified and exempt from federal income taxes; (ii) no such determination letter has been revoked nor has revocation been threatened, nor has any amendment or other action or omission occurred with respect to any such plan since the date of its most recent determination letter or application therefor in any respect which would adversely affect its qualification or materially increase its costs; (iii) no such plan has been amended in a manner that would require security to be provided in accordance with Section 401(a)(29) of the Code; (v) no reportable event (within the meaning of Section 4043 of ERISA) has occurred, other than one for which the 30-day notice requirement has been waived; and (v) as of the Effective Date, the present value of all liabilities that would be "benefit liabilities" under Section 4001(a)(16) of ERISA if benefits described in Code
Section 411(d)(6)(B) were included will not exceed the then current fair market value of the assets of such plan (determined using the actuarial assumptions used for the most recent actuarial valuation for such plan); (vi) except as disclosed on Schedule 3.18, all contributions to, and payments from and with respect to such plans, which may have been required to be made in accordance with such plans and, when applicable, Section 302 of ERISA or Section 412 of the Code, have been timely made; (vii) all such contributions to the plans, and all payments under the plans (except those to be made from a trust qualified under Section 401(a) of the Code) and all payments with respect to the plans (including, without limitation, PBGC and insurance premiums) for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected on the Current Balance Sheet or are disclosed on Schedule 3.18.

     (d) Multiemployer Plans. With respect to any multiemployer plan, as described in Section 4001(a)(3) of ERISA ("MPPA Plan") (i) all contributions required to be made with respect to employees of EMCO have been timely paid;
(ii) EMCO has not incurred or is expected to incur, directly or indirectly, any withdrawal liability under ERISA with respect to any such plan (whether by reason of the transactions

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contemplated by the Agreement or otherwise); (iii) Schedule 3.18 sets forth (A)
the withdrawal liability under ERISA to each MPPA Plan, (B) the date as of which such amount was calculated, and (C) the method for determining the withdrawal liability; and (iv) no such plan is (or is expected to be) insolvent or in reorganization and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists or is expected to exist with respect to any such plan.

     (e) Welfare Plans. Other than as disclosed in Schedule 3.18, (i) EMCO is not obligated under any employee welfare benefit plan as described in Section 3(1) of ERISA ("Welfare Plan"), whether or not disclosed in Schedule 3.18, to provide medical or death benefits with respect to any employee or former employee of EMCO or its predecessors after termination of employment; (ii) EMCO has complied with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to each Welfare Plan that is, or was during any taxable year for which the statute of limitations on the assessment of federal income taxes remains, open, by consent or otherwise, a group health plan within the meaning of Section 5000(b)(1) of the Code, and (iii) there are no reserves, assets, surplus or prepaid premiums under any Welfare Plan which is an Employee Benefit Plan. The consummation of the transactions contemplated by this Agreement will not entitle any individual to severance pay, and, will not accelerate the time of payment or vesting, or increase the amount of compensation, due to any individual.

     (f) Controlled Group Liability. EMCO nor any entity that would be aggregated with it under Code Section 414(b), (c), (m) or (o): (i) has ever terminated or withdrawn from an employee benefit plan under circumstances resulting (or expected to result) in liability to the Pension Benefit Guaranty Corporation ("PBGC"), the fund by which the employee benefit plan is funded, or any employee or beneficiary for whose benefit the plan is or was maintained (other than routine claims for benefits); (ii) has any assets subject to (or expected to be subject to) a lien for unpaid contributions to any employee benefit plan; (iii) has failed to pay premiums to the PBGC when due; (iv) is subject to (or expected to be subject to) an excise tax under Code Section 4971;
(v) has engaged in any transaction which would give rise to liability under
Section 4069 or Section 4212(c) of ERISA; or (vi) has violated Code Section 4980B or Section 601 through 608 of ERISA.

     (g) Other Liabilities. Except as set forth on Schedule 3.18, (i) none of the Employee Benefit Plans obligates EMCO to pay separation, severance, termination or similar benefits solely as a result of any transaction contemplated by this Agreement or solely as a result of a "change of control" (as such term is defined in Section 280G of the Code), (ii) all required or discretionary (in accordance with historical practices) payments, premiums, contributions, reimbursements, or accruals for all periods ending prior to or as of the Effective Date shall have been made or properly accrued on the Current Balance Sheet or will be properly accrued on the books and records of EMCO as of the Effective Date, and (iii) none of the Employee Benefit Plans has any unfunded liabilities which are not reflected on the Current Balance Sheet or the books and records of EMCO.

     3.19 Tax Matters. Except as set forth in Schedule 3.19 hereto, all Tax Returns required to be filed prior to the date hereof with respect to EMCO or any of its income, properties, franchises or operations have been filed, to the best of their knowledge, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. To the best of their knowledge, all Taxes due and payable by or with respect to EMCO have been paid or accrued on the Current Balance Sheet or will be accrued on its books and records as of the Closing. Except as set forth in Schedule 3.19 hereto: (i) with respect to each taxable period of EMCO, no taxable period has been audited by the relevant taxing authority; (ii) no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against EMCO; (iii) EMCO has not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority;
(iv) EMCO has not requested or been granted an extension of the time for filing any Tax Return to a date later than the Effective Time; (v) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, pending or, to the best of their knowledge, threatened against or with respect to EMCO regarding Taxes; (vi) EMCO has not made an election or filed a consent under Section 341(f) of the Code (or any corresponding provision of state, local or foreign law) on or prior to the Effective Time; (vii) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of EMCO; (viii) EMCO will not be required (A) as a result of a change in method of accounting for a

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taxable period ending on or prior to the Effective Date, to include any adjustment under Section 481(c) of the Code (or any corresponding provision of state, local or foreign law) in taxable income for any taxable period (or portion thereof) beginning after the Effective Time or (B) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign law), to include any item of income or exclude any item of deduction from any taxable period (or portion thereof) beginning after the Effective Time; (ix) EMCO is not a party to or bound by any tax allocation or tax sharing agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes; (x) to the best of their knowledge, no taxing authority will claim or assess any additional Taxes against EMCO for any period for which Tax Returns have been filed; (xi) to the best of their knowledge, EMCO has not made any payments, and is or will not become obligated (under any contract entered into on or before the Effective Date) to make any payments, that will be non-deductible under Section 280G of the Code (or any corresponding provision of state, local or foreign law); (xii) EMCO has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code (or any corresponding provision of state, local or foreign law) during the applicable period specified in Section 897(c)(1)(a)(ii) of the Code (or any corresponding provision of state, local or foreign law); (xiii) no claim has ever been made by a taxing authority in a jurisdiction where EMCO does not file Tax Returns that is or may be subject to Taxes assessed by such jurisdiction; and (xiv) EMCO does not have any permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country; (xv) true, correct and complete copies of all income and sales Tax Returns filed by or with respect to EMCO for the past two years have been furnished or made available to GPAR; (xvi) to the best of their knowledge, EMCO will not be subject to any Taxes for the period ending at the Effective Time for any period for which a Tax Return has not been filed imposed pursuant to Section 1374 or Section 1375 of the Code (or any corresponding provision of state, local or foreign law); and (xvii) to the best of their knowledge, no sales or use tax or property transfer tax (other than sales tax on aircraft, boats, mobile homes and motor vehicles), non-recurring intangibles tax, documentary stamp tax or other excise tax (or comparable tax imposed by any governmental entity) will be payable by EMCO or GPAR by virtue of the transactions completed in this Agreement.

     3.20 Insurance. EMCO is covered by valid, outstanding and enforceable policies of insurance issued to it by reputable insurers covering its properties, assets and businesses against risks of the nature normally insured against by corporations in the same or similar lines of business and in coverage amounts typically and reasonably carried by such corporations (the "Insurance Policies"). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. As of the Effective Time, each of the Insurance Policies will be in full force and effect. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement. EMCO has complied with the provisions of such Insurance Policies. Schedule 3.20 contains (i) a complete and correct list of all Insurance Policies and all amendments and riders thereto (copies of which have been provided to GPAR) and (ii) a detailed description of each pending claim under any of the Insurance Policies for an amount in excess of $50,000 that relates to loss or damage to the properties, assets or businesses of EMCO. EMCO has not failed to give, in a timely manner, any notice required under any of the Insurance Policies to preserve its rights thereunder.

     3.21 Receivables. To the best of their knowledge, all of the Receivables (as hereinafter defined) are valid and legally binding, represent bona fide transactions and arose in the ordinary course of business of EMCO. To the best of their knowledge, all of the Receivables are good and collectible receivables, and will be collected in full in accordance with the terms of such receivables (and in any event within six months following the Closing), without setoff or counterclaims, subject to the allowance for doubtful accounts, if any, set forth on the Current Balance Sheet as reasonably adjusted since the date of the Current Balance Sheet in the ordinary course of business consistent with past practice. For purposes of this Agreement, the term "Receivables" means all receivables of EMCO, including all trade account receivables arising from the provision of services or sale of inventory, notes receivable (including the note from Copperstate), and insurance proceeds receivable.

     3.22 Licenses and Permits. EMCO possesses all material licenses and required governmental or official approvals, permits or authorizations (collectively, the "Permits") for its businesses and operations, including the operation of the Owned Properties and Leased Premises, which Permits are listed on Schedule 3.22. All

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such Permits are valid and in full force and effect, EMCO is in substantial compliance with the requirements thereof, and no proceeding is pending or, to the best of their knowledge, threatened to revoke or amend any of them. None of such Permits is or will be impaired or in any way affected by the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.23 Adequacy of the Assets; Relationships with Customers and Suppliers; Affiliated Transactions. The Assets, Owned Properties and Leased Premises constitute, in the aggregate, all of the assets and properties necessary for the conduct of the business of EMCO in the manner in which and to the extent to which such business is currently being conducted. To the best of their knowledge, no current supplier to EMCO of items essential to the conduct of its business will or has threatened to terminate its business relationship with it for any reason. Except as set forth on Schedule 3.23, EMCO does not have any direct or indirect interest in any customer, supplier or competitor of EMCO, or in any person from whom or to whom EMCO leases real or personal property. Except as set forth on Schedule 3.23, no officer, director or shareholder of EMCO, nor any person related by blood or marriage to any such person, nor any entity in which any such person owns any beneficial interest, is a party to any Contract or transaction with EMCO or has any interest in any property used by EMCO.

     3.24 Intellectual Property. To the best of their knowledge, EMCO has full legal right, title and interest in and to all trademarks, servicemarks, tradenames, copyrights, know-how, patents, trade secrets, licenses (including licenses for the use of computer software programs), and other intellectual property used in the conduct of its business (the "Intellectual Property"). To the best of their knowledge, the conduct of the business of EMCO as presently conducted, and the unrestricted conduct and the unrestricted use and exploitation of the Intellectual Property, does not infringe or misappropriate any rights held or asserted by any Person, and no Person is infringing on the Intellectual Property. To the best of their knowledge, no payments are required for the continued use of the Intellectual Property. To the best of their knowledge, none of the Intellectual Property has ever been declared invalid or unenforceable, or is the subject of any pending or threatened action for opposition, cancellation, declaration, infringement, or invalidity, unenforceability or misappropriation or like claim, action or proceeding.

     3.25 Contracts. Schedule 3.25 sets forth a list of each Contract to which EMCO is a party or by which its properties and assets are bound and which is material to its business, assets, properties or prospects (the "Designated Contracts"), true and correct copies of which have been provided to GPAR. The copy of each Designated Contract furnished to GPAR is a true and complete copy of the document it purports to represent and reflects all amendments thereto made through the date of this Agreement. To the best of their knowledge, except as set forth on Schedule 3.25, EMCO has not violated any of the material terms or conditions of any Designated Contract or any term or condition which would permit termination or material modification of any Designated Contract, and all of the covenants to be performed by any other party thereto have been fully performed and there are no claims for breach or indemnification or notice of default or termination under any Designated Contract. Except as set forth on
Schedule 3.25, no event has occurred which constitutes, or after notice or the passage of time, or both, would constitute, a material default by EMCO under any Designated Contract, and no such event has occurred which constitutes or would constitute a material default by any other party. EMCO is not subject to any liability or payment resulting from renegotiation of amounts paid it under any Designated Contract. As used in this Section, Designated Contracts shall include, without limitation, (a) loan agreements, indentures, mortgages, pledges, hypothecations, deeds of trust, conditional sale or title retention agreements, security agreements, equipment financing obligations or guaranties, or other sources of contingent liability in respect of any indebtedness or obligations to any other Person, or letters of intent or commitment letters with respect to same; (b) contracts obligating EMCO to purchase or sell products or services, excluding standard scrap metal purchase or sale contracts entered into in the ordinary course of business which are less than six months in duration or amount to less than $50,000.00; (c) leases of real property, and leases of personal property not cancelable without penalty on notice of sixty (60) days or less or calling for payment of an annual gross rental exceeding Twenty-Five Thousand Dollars ($25,000.00); (d) distribution, sales agency or franchise or similar agreements, or agreements providing for an independent contractor's services, or letters of intent with respect to same; (e) employment agreements, management service agreements, consulting agreements, confidentiality agreements, noncompetition agreements and any other agreements relating to any employee, officer or director of EMCO; (f) licenses, assignments or transfers of trademarks, trade names, service marks, patents, copyrights, trade secrets or know how, or other agreements regarding proprietary rights or intellectual property; (g) any Contract relating to pending capital expenditures by EMCO; and (h) other material Contracts or understandings, irrespective of subject matter and whether or not in writing, not entered into in the ordinary course of business by EMCO and not otherwise disclosed on the Schedules.

     3.26 Customer Lists and Recurring Revenue. Schedule 3.26 is a true, correct and complete list of EMCO's ten largest customers ("Material Customers") and suppliers together with the applicable percentage of total sales or purchases, as applicable. True, correct and complete copies of any agreements with such customers or suppliers which are anticipated to endure beyond the Closing have been furnished by the EMCO Shareholders to GPAR. Schedule 3.26 sets forth each Material Customer's name, address, account number, term of franchise or agreement, billing cycle, type of service and rates charged.

     3.27 Accuracy of Information Furnished by the Shareholders. To the best of their knowledge, no representation, statement or information made or furnished by the EMCO Shareholders to GPAR or any of GPAR's representatives, including those contained in this Agreement and the various Schedules attached hereto and the other information and statements referred to herein and previously furnished by EMCO and EMCO Shareholders, contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. The EMCO Shareholders have provided GPAR with true, accurate and complete copies of all documents listed or described in the various Schedules attached hereto.

     3.28 Investment Intent; Accredited Investor Status; Securities
Documents. Each of the EMCO Shareholders is acquiring the GPAR Shares hereunder for his, her or its own account for investment and not with a view to, or for the sale in connection with, any distribution of any of the GPAR Shares, except in compliance with applicable state and federal securities laws. Each of the EMCO Shareholders has been provided, to its or his satisfaction, the opportunity to discuss the transactions contemplated hereby with GPAR and has had the opportunity to obtain such information pertaining to the GPAR Companies as has been requested, including but not limited to filings made by GPAR with the SEC under the Exchange Act. Each of the EMCO Shareholders (except Copperstate) is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. Each EMCO Shareholder has such knowledge and experience in business and financial matters that he, she or it is capable of evaluating the merits and risks of an investment in the GPAR Shares, and is capable of bearing the economic risks of such investment and is able to bear a complete loss of his or its investment in the GPAR Shares. The EMCO Shareholders acknowledge that the GPAR Shares have not been registered under the Securities Act and understand that the GPAR Shares must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement.

     3.29 Business Locations. As of the date hereof, EMCO has no office or place of business other than as identified on Schedules 3.14(a) and 3.14(b) and EMCO's principal place of business and chief executive office (as such terms are used in subsection 9-401 of the Uniform Commercial Code as enacted in the State of Arizona as of the date hereof) are indicated on Schedule 3.14(a) or 3.14(b), and, all locations where the equipment, inventory, chattel paper and books and records of EMCO are located as of the date hereof are fully identified on Schedules 3.14(a) and 3.14(b).

     3.30 Names; Prior Acquisitions. All names under which EMCO does business as of the date hereof are specified on Schedule 3.30. Except as set forth on
Schedule 3.30, EMCO has not changed its name or used any assumed or fictitious name, or been the surviving entity in a merger, acquired any business or changed its principal place of business or chief executive office, within the past three years.

     3.31 No Commissions. Neither EMCO nor the EMCO Shareholders have incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     3.32 Inventory. To the best of their knowledge, all Assets that consist of inventory (including raw materials and work-in-progress) (a) were acquired in the ordinary course of business consistent with past practice; (b) are of a quality, quantity, and condition useable or saleable in the ordinary course of business within EMCO's normal inventory turnover experience; and (c) are valued at the lower of cost or net realizable market value. EMCO has no material liability with respect to the return or repurchase of any goods in the possession of any customer.

                                   ARTICLE IV

                     CONDUCT OF BUSINESS PENDING THE MERGER

     4.1 Conduct of Business by EMCO Pending the Merger.  Except as set forth on
Schedule 4.1, EMCO covenants and agrees that, between the date of this Agreement and the Effective Time, the business of EMCO shall be conducted only in, and EMCO shall not take any action except in, the ordinary course of business, consistent with past practice. EMCO shall use its best efforts to preserve intact its business organization, to keep available the services of its current officers, employees and consultants, and to preserve its present relationships with customers, suppliers and other persons with which it has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, EMCO shall not, between the date of this Agreement and the Effective Time, directly or indirectly, do or propose or agree to do any of the following without the prior written consent of GPAR:

          (a) amend or otherwise change its articles of incorporation or bylaws;

          (b) issue, sell, pledge, dispose of, encumber, or, authorize the issuance, sale, pledge, disposition, grant or encumbrance of (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it or (ii) any of its assets, tangible or intangible, except in the ordinary course of business consistent with past practice;

          (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

          (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

          (e) (i) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of stock or securities, contributions of capital or property transfer, or, except in the ordinary course of business, consistent with past practice, purchase any property or assets of any other Person, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, or (iii) enter into any Contract other than in the ordinary course of business, consistent with past practice;

          (f) increase the compensation payable or to become payable to its officers or directors, or, except as presently bound to do, grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors or officers, or establish, adopt, enter into or amend or take any action to accelerate any rights or benefits under any collective bargaining, bonus, profit sharing, trust, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors or officers;

          (g) take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or procedures;

          (h) pay, discharge or satisfy any existing claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in its financial statements, as appropriate, or liabilities incurred after the date hereof in the ordinary course of business and consistent with past practice;

          (i) increase or decrease prices charged to its customers, except for previously announced price changes or except in the ordinary course of business, or take any other action which might reasonably result in any material increase in the loss of customers through non-renewal or termination of contracts or other causes; or

          (j) agree, in writing or otherwise, to take or authorize any of the foregoing actions.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     5.1 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     5.2 Compliance with Covenants. The EMCO Shareholders shall cause EMCO to comply with all of the respective covenants of EMCO under this Agreement.

     5.3 Cooperation. Each of the parties agrees to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any law, rule or regulation or the rules of any exchange on which the GPAR Common Stock is listed (the Nasdaq Stock Market) in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

     5.4 Access to Information. From the date hereof to the Effective Time, EMCO and GPAR shall (and shall cause its directors, officers, employees, auditors, counsel and agents to) afford each other and their officers, employees, auditors, counsel and agents reasonable access at all reasonable times to its properties, offices, and other facilities, to its officers and employees and to all books and records, and shall furnish such persons with all financial, operating and other data and information as may be requested. No information provided to or obtained by GPAR or EMCO shall affect any representation or warranty in this Agreement.

     5.5 Notification of Certain Matters. The EMCO Shareholders and GPAR shall give prompt notice to the other of the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained herein to be untrue or inaccurate, or any covenant, condition, or agreement contained herein not to be complied with or satisfied.

     5.6 Tax Treatment. GPAR, EMCO, and the EMCO Shareholders will use their respective best efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code and will not take any action after the Merger is effected to cause the Merger to lose its tax-free status. All parties hereto agree to file the Plan of Merger with their respective federal income tax returns for the year in which the Merger is effective, and to comply with the reporting requirements of Treasury Regulation 1.368-3.

     5.7 Confidentiality; Publicity. Except as may be required by law or as otherwise permitted or expressly contemplated herein, no party hereto or their respective Affiliates, employees, agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other parties hereto. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other parties, except that GPAR may make such public disclosure which it believes in good faith to be required by law or by the terms of any listing agreement with or requirements of a securities exchange (in which case GPAR will consult with George Moorehead prior to making such disclosure).

     5.8 No Other Discussions. EMCO, the EMCO Shareholders, and their respective Affiliates, employees, agents and representatives will not (i) initiate, encourage the initiation by others of discussions or negotiations with third parties or respond to solicitations by third persons relating to any merger, sale or other disposition of any substantial part of the assets, business or properties of EMCO (whether by merger, consolidation, sale of stock or otherwise) or (ii) enter into any agreement or commitment (whether or not binding) with respect to any of the foregoing transactions. The EMCO Shareholders will immediately notify GPAR if any third party attempts to initiate any solicitation, discussion or negotiation with respect to any of the foregoing transactions.

     5.9 Environmental Assessment. GPAR shall be entitled to have conducted prior to Closing an environmental assessment of the Owned Properties and Leased Premises (hereinafter referred to as "Environmental Assessment"). The Environmental Assessment may include, but not be limited to, a physical examination of the Owned Property or Leased Premises, and any structures, facilities, or equipment located thereon, soil samples, ground and surface water samples, storage tank testing, review of pertinent records, documents, and Licenses of EMCO. The EMCO Shareholders shall provide GPAR or its designated agents or consultants with the access to such property which GPAR, its agents or consultants require to conduct the Environmental Assessment. If the Environmental Assessment identifies environmental contamination which requires remediation or further evaluation under the Environmental, Health, and Safety Laws or if the results of the Environmental Assessment are otherwise not satisfactory to GPAR in its sole discretion, and if EMCO elects not to remediate or otherwise satisfy GPAR in its sole discretion, then GPAR may elect not to close the transactions contemplated by this Agreement.

     5.10 Trading in GPAR Common Stock. Except as otherwise expressly consented to by GPAR, from the date of this Agreement until the Effective Time, neither EMCO nor the EMCO Shareholders (nor any Affiliates thereof) will directly or indirectly purchase or sell (including short sales) any shares of GPAR Common Stock in any transactions effected on the Nasdaq Stock Market or otherwise.

     5.11 Election of Directors. Prior to Closing, GPAR shall cause to be held a meeting of the shareholders of GPAR for the purpose of amending its bylaws to allow the Board of Directors to fix by resolution the number of the Board of Directors on such Board. Immediately following the Closing, Donald Moorehead, Ben Jennings and Gerard Jacobs shall cause the number of the Board of Directors to be seven and shall appoint George Moorehead, Raymond Zack and Harold Rubenstein to the Board of Directors of GPAR.

     5.12 Registration Rights. If at any time during the period ending two years after the Effective Time, GPAR shall determine to file a registration statement under the Securities Act on Form S-3 (or other appropriate form for the general registration of securities) for the registration of GPAR shares, GPAR will provide written notice of such determination to the EMCO Shareholders, which notice shall specify the number of GPAR common shares GPAR intends to register. Upon the written request of any EMCO Shareholder given to GPAR within ten days after the mailing of any such notice by GPAR, GPAR will cause the GPAR Shares (including, without limitation, any shares of GPAR issued to the EMCO Shareholders upon the exercise of the $4.00 Warrants or $6.00 Warrants) to be included in such registration statement, subject to the limitations set forth below. If the number of such GPAR Shares requested to be registered by the EMCO Shareholders exceeds twenty percent (20%) of the number of total shares of GPAR proposed to be registered, GPAR will reduce such GPAR Shares for which registration was requested by EMCO Shareholders by the amount by which the GPAR Shares exceed twenty percent (20%) of the total number of Shares to be registered, on a pro rata basis according to the relation the number of GPAR Shares held by each requesting EMCO Shareholder bears to the total number of shares held by all such requesting EMCO Shareholders. Each EMCO Shareholder registering GPAR Shares pursuant to this provision agrees to execute such other agreements, documents and instruments and to take such other and further action in connection with the registration of such shares as GPAR or the underwriters may reasonably request. Notwithstanding the foregoing, GPAR may delay, withdraw or suspend the preparation or filing of any registration statement as to which it has provided notice to the EMCO Shareholders. The GPAR Board of Directors shall determine who shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the disposition of GPAR Shares pursuant to this sec. 5.12. The EMCO Shareholders agree to pay the fees and expenses of counsel to the EMCO Shareholders.

     5.13 Directors and Officers Insurance. As soon as possible following the Closing, GPAR shall either (i) obtain director and officer insurance in such amount and such coverage as is reasonably satisfactory to its then existing board of directors and officers; or (ii) shall indemnify its then existing board of directors and officers pursuant to an indemnity agreement reasonably satisfactory to such officers and directors.

     5.14 Demand Registration Rights. At any time within two (2) years after the Effective Time, on not more than one occasion, Copperstate may issue a written demand to GPAR that it register up to 300,000 shares of the GPAR Shares held by the Copperstate pursuant to a registration statement filed under the Securities Act, which notice shall specify the number of GPAR Shares Copperstate wishes to register. GPAR will use its best efforts to cause such shares to be registered, subject to the limitations set forth below. In no event whatsoever shall Copperstate have the right pursuant to this Section to registration of more than 300,000 GPAR Shares in the aggregate. Furthermore, GPAR shall not be required to register such shares if, in the reasonable opinion of GPAR or its underwriter, such registration would be materially detrimental to GPAR and/or its shareholders as a whole; provided, however, that in this event, notwithstanding the first sentence of this Section 5.14, Copperstate shall be entitled to another occasion to register such shares. Copperstate agrees to execute such other agreements, documents, and instruments and to take such other and further action in connection with the registration of such shares as GPAR or the underwriters may reasonably request. GPAR shall pay and be responsible for reasonable legal and accounting fees, filing and registration fees, incurred in order to register Copperstate's Shares pursuant to this Section. Notwithstanding the foregoing, Copperstate agrees to pay (i) all underwriting discounts and commissions and transfer taxes, if any, relating to the disposition of GPAR Shares pursuant to this Section 5.14, and (ii) the fees and expenses of counsel to Copperstate.

     5.15 Other Agreements. Upon the Closing, each party hereto that is a signatory to any of Exhibits "A" through "K" agrees to execute and deliver such Exhibit, as appropriate, to the other parties to such Exhibit, and each party who is a married individual shall cause his spouse to execute all consents requested by GPAR to consummate the transactions set forth herein.

     5.16 Loan to EMCO. Prior to Closing, GPAR shall loan EMCO up to $1,000,000, on terms and conditions mutually acceptable to Ben Jennings and George Moorehead, provided that GPAR shall have no obligation to make any loan to EMCO if GPAR's legal counsel advises GPAR that the making of such loan would or might delay the Closing.

     5.17 Ellis Metals, Inc. Ellis Metals, Inc. and EMCO have entered into a Pricing Agreement (the "Pricing Agreement") dated July 15, 1995. EMCO also loans money to Ellis Metals, Inc. from time to time; the outstanding balance of such loan (principal and all accrued interest) at any given time is herein referred to as the "Ellis Metals Debt." Harold Rubenstein, Beverly Rubenstein, The Rubenstein Family Trust, and H&S Broadway (collectively, "Seller") and GPAR have entered into a Contract of Sale (the "Contract of Sale") dated February 16, 1996 to purchase the "Stone Parcel" and the "Euclid Parcel" (as defined in the Contract of Sale) from Seller. On a quarterly basis for a period of sixty (60) months following the Closing, Harold Rubenstein shall cause Ellis Metals, Inc. to meet with EMCO and GPAR, and to agree with EMCO and GPAR upon modifications and extensions of the Pricing Agreement that shall provide GPAR with commercially reasonable rentals paid by Ellis Metals, Inc. on the Stone Parcel and the Euclid Parcel, and that shall provide EMCO with commercially reasonable profits on the Ellis Metals Debt and on its other business transactions with Ellis Metals, Inc.; provided, that EMCO and GPAR shall have the option, exercisable unilaterally by them in their discretion, to extend the Pricing Agreement and the foregoing arrangements for an additional sixty (60) months by giving written notice thereof to Harold Rubenstein and Ellis Metals, Inc.; provided further that on and after June 1, 1999, so long as the Pricing Agreement and the foregoing arrangements are in effect, EMCO and GPAR shall have the option (the "Ellis Metals Purchase Option"), exercisable unilaterally in their discretion, to purchase certain assets of Ellis Metals, Inc. pursuant to a contract which shall be substantially in the form of the draft Purchase Agreement dated February 2, 1996, attached hereto as Exhibit "L"; provided further, that the net purchase price payable by EMCO and GPAR under said Purchase Agreement shall be reduced, dollar-for-dollar, by the outstanding principal balance of the Ellis Metals Debt on the date of the purchase; and provided further, that if EMCO and GPAR for any reason do not exercise the Ellis Metals Purchase Option, then the then outstanding balance of the Ellis Metals Debt shall be due and payable upon the termination of the Pricing Agreement.

                                   ARTICLE VI

              CONDITIONS TO THE OBLIGATIONS OF THE GPAR COMPANIES

     The obligations of the GPAR Companies hereunder shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part by the GPAR Companies:

     6.1 Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of the EMCO Shareholders contained in this Agreement shall be true and correct at and as of the Effective Time with the same force and effect as though made at and as of that time except
(i) for changes specifically permitted by or disclosed pursuant to this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Each of EMCO and the EMCO Shareholders shall have performed and complied with all of their respective obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. Each of EMCO and the EMCO Shareholders shall have delivered to GPAR a certificate, dated as of the Effective Time, duly signed (in the case of EMCO, Copperstate and Empire by its President), stating that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     6.2 No Material Adverse Change or Destruction of Property. Between the date hereof and the Effective Time, (i) there shall have been no Material Adverse Change to EMCO, (ii) there shall have been no adverse federal, state or local legislative or regulatory change affecting in any material respect the services, products or business of EMCO, and (iii) none of the properties and assets of EMCO shall have been damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which damages may have a Material Adverse Effect thereon, and there shall have been delivered to GPAR a certificate to that effect, dated the Effective Time and signed by or on behalf of EMCO.

     6.3 Corporate Certificate. The EMCO Shareholders shall have delivered to GPAR (i) copies of the articles of incorporation and bylaws of EMCO as in effect immediately prior to the Effective Time, (ii) copies of resolutions adopted by the Board of Directors and shareholders of EMCO authorizing the transactions contemplated by this Agreement, and (iii) a certificate of good standing of EMCO issued by the Corporation Commission of the State of Arizona and each other state in which it is qualified to do business as of a date not more than thirty days prior to the Effective Time, certified in each case as of the Effective Time by the Secretary as being true, correct and complete.

     6.4 Opinion of Counsel. GPAR shall have received an opinion dated as of the Effective Time from counsel for EMCO and the EMCO Shareholders, in form and substance acceptable to GPAR, to the effect that:

          (i) EMCO is a corporation duly organized and existing and in good standing under the laws of the State of Arizona and is authorized to carry on the business now conducted by it and to own or lease the properties now owned or leased by it;

          (ii) EMCO has obtained all necessary authorizations and consents of its Board of Directors and the Shareholders to effect the transactions contemplated in this Agreement, including the merger of the GPAR Merger Sub into EMCO;

          (iii) All issued and outstanding shares of capital stock of EMCO are owned as set forth on Schedule 3.5 hereto;

          (iv) Except as set forth in Schedule 3.12, such counsel has no actual knowledge (without any independent investigation of any sort) of any litigation, proceeding or investigation pending or threatened which might result in any material adverse change in the properties, business or prospects or in the condition of EMCO, or which questions the validity of this Agreement;

          (v) Such counsel has no actual knowledge (without any independent investigation of any sort) of any event has occurred or state of facts exists which would constitute a breach of any of the representations and warranties made by the EMCO Shareholders pursuant to Article III of this Agreement;

          (vi) This Agreement is a valid and binding obligation of EMCO and the EMCO Shareholders, and enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally.

     6.5 Consents. EMCO shall have received consents to the transactions contemplated hereby and waivers of rights to terminate or modify any material rights or obligations of EMCO from any person from whom such consent or waiver is required under any Designated Contract or instrument as of a date not more than ten days prior to the Effective Time, or who, as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of law.

     6.6 Securities Laws. GPAR shall have received all necessary consents and otherwise complied with any state Blue Sky or securities laws applicable to the issuance of the GPAR Shares, in connection with the transactions contemplated hereby.

     6.7 EMCO Stock. At the Closing, each of the EMCO Shareholders shall have delivered all certificates evidencing the shares of capital stock of EMCO held by him, her or it, together with stock powers for the Held Back Shares.

     6.8 No Adverse Litigation. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or Merger or any other transaction contemplated hereby, and which, in the judgment of GPAR, makes it inadvisable to proceed with the Agreement and Merger and other transactions contemplated hereby.

     6.9 Board Approval. The Board of Directors of the GPAR Companies shall have authorized and approved this Agreement, the Merger and transactions contemplated hereby.

     6.10 Shareholder Approval. The Shareholders of GPAR shall have authorized and approved this Agreement, the Merger and the transactions contemplated thereby.

     6.11 Employment Agreements. At or prior to the Closing, EMCO shall have entered into employment agreements (the form of which is attached hereto as Exhibit "D") with each of Raymond Zack, Gerald Zack, and David Zack.

     6.12 Ellis Metals, Inc. At or prior to the Closing, a wholly-owned subsidiary of GPAR shall have purchased or leased all or substantially all of the assets of Ellis Metals, Inc., an Arizona corporation, on terms mutually agreeable to the GPAR subsidiary and Ellis Metals, Inc.

     6.13 Fairness Opinion. GPAR shall have received from First Southwest Securities or other investment advisor a written opinion that this Agreement and the transactions set forth herein are fair to GPAR and its shareholders.

     6.14 Purchase Review. GPAR's independent public accountants shall have reviewed the assets, liabilities, and net worth of EMCO and the results of such review shall not materially adversely differ from the unaudited October 31, 1995 Financial Statements delivered to GPAR by EMCO.

     6.15 Other Closing Transactions. Prior to or at Closing, (i) Copperstate and Empire shall have transferred to EMCO all of their interest in any assets currently reflected on EMCO's unaudited balance sheet dated September 30, 1995, including the execution of any certificates of title, as appropriate, to reflect EMCO's ownership of vehicles; (ii) EMCO and each other party to such contract shall have canceled that certain Operating Agreement, Shareholders Agreement, the Lease from EMCO, L.L.C. to Copperstate, Reimbursement Agreement, February 15, 1995 letter agreement whereby Don and/or George Moorehead receive "Bonus Interest," and EMCO's Employment Agreements with Raymond Zack, David Zack and Gerald Zack; (iii) GPAR shall have received a title policy insuring its title to the real property owned by EMCO as set forth on Schedule 3.14 which shows no Liens other than Liens disclosed therein; (iv) EMCO and the Mooreheads shall restructure the Security Agreement upon terms satisfactory to all parties; (v) EMCO shall have entered into an employment agreement with George Moorehead which is acceptable to GPAR, the terms of which shall include the issuance to George Moorehead of stock options entitling him to purchase 150,000 shares of GPAR Common Stock at $4.00 per share, the options being exercisable within 10 years of the date of grant, all of which options shall be fully vested at the time of grant (on the condition that GPAR's shareholders approve an amendment to GPAR's 1995 Stock Option Plan increasing the number of shares authorized to be issued under such plan); (vi) Ellis Waste, Inc. and Empire shall have repaid to EMCO all indebtedness (if any) owing to EMCO; (vii) Copperstate shall have executed and delivered to EMCO that certain Indemnity Agreement attached hereto as Exhibit "E" and that certain Stock Pledge and Security Agreement attached hereto as Exhibit "F"; (viii) Empire and Harold Rubenstein shall have executed and delivered to GPAR and/or EMCO that certain Indemnity Agreement attached hereto as Exhibit "G"; (ix) Empire shall have executed and delivered to GPAR and/or EMCO that certain Stock Pledge and Security Agreement attached hereto as Exhibit "H"; (x) Harold Rubenstein and George Moorehead shall have executed and delivered to EMCO a noncompetition agreement in the form of Exhibit "I" attached hereto; (xi) Empire and Empire CAN dba C.A.N.S. Recycling, Inc. shall have assigned to EMCO all of their respective interests in certain leaseholds currently possessed by EMCO; (xii) Harold Rubenstein shall have entered into a consulting agreement with EMCO in the form of Exhibit "J" attached hereto; and
(xiii) GPAR shall have entered into employment agreements with T. Benjamin Jennings and Gerard M. Jacobs which are acceptable to such parties and the EMCO Shareholders.

     6.16 Extension of Due Diligence Period. As of the date of this Agreement, GPAR has not completed its due diligence review of EMCO. Prior to Closing, (i) GPAR shall have received and had a reasonable opportunity to review all documents and information requested by GPAR under Section 5.4, and (ii) such documents and information shall not, in GPAR's reasonable judgment, disclose a Material Adverse Effect as to EMCO.

     6.17 Extension for Disclosure Schedules. As of the date of this Agreement, EMCO has not completed the disclosure schedules referred to in Article III of this Agreement. EMCO shall have seven business days to deliver such disclosure schedules to GPAR. Within seven (7) business days thereafter, GPAR shall review the disclosure schedules, and such disclosure schedules must be satisfactory to GPAR as determined in its sole discretion.

                                  ARTICLE VII

                        CONDITIONS TO THE OBLIGATIONS OF
                         EMCO AND THE EMCO SHAREHOLDERS

     The obligations of EMCO and the EMCO Shareholders to effect the Merger and sale shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part by EMCO and the EMCO Shareholders:

     7.1 Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of the GPAR Companies contained in this Agreement shall be true and correct at and as of the Effective Time with the same force and effect as though made at and as of that time except (i) for changes specifically permitted by or disclosed pursuant to this Agreement, and
(ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Each of the GPAR Companies shall have performed and complied with all of its obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. Each of the GPAR Companies shall have delivered to the EMCO Shareholders a certificate, dated as of the Effective Time, and signed by an executive officer, certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     7.2 GPAR Shares. At the Closing, GPAR shall have issued all of the GPAR Shares and shall have delivered to the EMCO Shareholders (i) certificates representing the GPAR Shares issued to them hereunder (except for the Held Back Shares); (ii) the $4.00 Warrants, (iii) the $6.00 Warrants, and (iv) One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000.00) in cash or immediately available funds.

     7.3 No Adverse Litigation. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or Merger or any other transaction contemplated hereby, and which in the judgment of the EMCO Shareholders makes it inadvisable to proceed with the Agreement or Merger and other transactions.

     7.4 No Material Adverse Change or Destruction of Property. Between the date hereof and the Effective Time, (i) there shall have been no Material Adverse Change to GPAR, (ii) there shall have been no adverse federal, state or local legislative or regulatory change affecting in any material respect the services, products or business of GPAR, and (iii) none of the properties and assets of GPAR shall have been damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which damages may have a Material Adverse Effect thereon, and there shall have been delivered to the EMCO Shareholders a certificate to that effect, dated the Effective Time and signed by or on behalf of GPAR.

     7.5 Corporate Certificate. GPAR shall have delivered to the EMCO Shareholders (i) copies of resolutions adopted by the Board of Directors and shareholders of GPAR authorizing the transactions contemplated by this Agreement, and (iii) a certificate of good standing of GPAR issued by the Corporation Commission of the State of Delaware as of a date not more than thirty days prior to the Effective Time, certified in each case as of the Effective Time by the Secretary as being true, correct and complete.

     7.6 Opinion of Counsel. The EMCO Shareholders shall have received an opinion dated as of the Effective Time from counsel for GPAR, in form and substance acceptable to the EMCO Shareholders, to the effect that:

          (i) GPAR is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and is authorized to carry on the business now conducted by it and to own or lease the properties now owned or leased by it;

          (ii) GPAR has obtained all necessary authorizations and consents of its Board of Directors and the Shareholders to effect the transactions contemplated in this Agreement hereto;

          (iii) All issued and outstanding shares of capital stock of GPAR are owned as set forth In Section 2.4;

          (iv) Such counsel has no actual knowledge (without any independent investigation of any sort) of any litigation, proceeding or investigation pending or threatened which might result in any material adverse change in the properties, business or prospects or in the condition of GPAR, or which questions the validity of this Agreement;

          (v) Such counsel has no actual knowledge (without any independent investigation of any sort) of any event has occurred or state of facts exists which would constitute a breach of any of the representations and warranties made by GPAR pursuant to Article II of this Agreement;

          (vi) This Agreement is a valid and binding obligation of GPAR, and enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally.

     7.7 No Adverse Litigation. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Agreement or Merger or any other transaction contemplated hereby, and which, in the judgment of the EMCO Shareholders, makes it inadvisable to proceed with the Agreement and Merger and other transactions contemplated hereby.

     7.8 Employment Agreements. At or prior to the Closing, EMCO shall have entered into employment agreements (the form of which is attached hereto as Exhibit "D") with each of Raymond Zack, Gerald Zack, and David Zack.

                                  ARTICLE VIII

                                INDEMNIFICATION

     8.1 Agreement by the Shareholders to Indemnify. Each of the EMCO Shareholders, jointly and severally, agrees to indemnify and hold the GPAR Companies harmless from and against the aggregate of all Indemnifiable Damages (as defined below).

          (a) For purposes of this Agreement, "Indemnifiable Damages" means, without duplication, the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by GPAR, on a pre-tax consolidated basis, to the extent (i) resulting from any breach of a representation or warranty made by the EMCO Shareholders in or pursuant to this Agreement, (ii) resulting from any breach of the covenants or agreements made by any party pursuant to this Agreement, or (iii) resulting from any inaccuracy in any certificate delivered by EMCO or any EMCO Shareholder pursuant to this Agreement.

          (b) Without limiting the generality of the foregoing, with respect to the measurement of Indemnifiable Damages, GPAR shall have the right to be put in the same pre-tax consolidated financial position as it would have been in had each of the representations and warranties of the EMCO Shareholders hereunder been true and correct and had the covenants and agreements of EMCO, and the EMCO Shareholders hereunder been performed in full.

          (c) Each of the representations and warranties made by the EMCO Shareholders in this Agreement or pursuant hereto shall survive for a period of one year after the Effective Time except the representations and warranties of the EMCO Shareholders contained in Sections 3.1, 3.2, 3.3, 3.4, and 3.5 shall not expire, but shall continue indefinitely. No claim for the recovery of Indemnifiable Damages may be asserted by the GPAR Companies against the EMCO Shareholders after such representations and warranties shall thus expire, provided, however, that claims for Indemnifiable Damages first asserted within the applicable period shall not thereafter be barred. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

          (d) In the event that the GPAR Companies believe they are entitled to a claim for any Indemnifiable Damages hereunder, the GPAR Companies shall promptly give written notice to the EMCO Shareholders of such claim and the amount or the estimated amount of such claim, and the basis for such claim. If the EMCO Shareholders do not pay the amount of the claim for Indemnifiable Damages to GPAR within ten (10) days, then GPAR may exercise its rights under Paragraph 8.4; or, if GPAR believes it is entitled to a claim for Indemnifiable Damages due to a breach of a representation and/or warranty under Sections 3.1, 3.2, 3.3, 3.4 or 3.5, or breach of a covenant pursuant to Article V, then GPAR may take any action or exercise any remedy available to it by appropriate legal proceedings to collect the Indemnifiable Damages.

     8.2 Agreement by the GPAR Companies to Indemnify. The GPAR Companies agree to indemnify and hold the EMCO Shareholders harmless from and against the aggregate of all EMCO Indemnifiable Damages (as defined below).

          (a) For purposes of this Agreement, "EMCO Indemnifiable Damages" means, without duplication, the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the EMCO Shareholders, on a pre-tax consolidated basis, to the extent (i) resulting from any breach of a representation or warranty made by the GPAR in or pursuant to this Agreement, (ii) resulting from any breach of the covenants or agreements made by GPAR in or pursuant to this Agreement, or
     (iii) resulting from any inaccuracy in any certificate delivered by GPAR pursuant to this Agreement.

          (b) Without limiting the generality of the foregoing, with respect to the measurement of EMCO Indemnifiable Damages, each EMCO Shareholder shall have the right to be put in the same pre-tax consolidated financial position as he, she or it would have been in had each of the representations and warranties of GPAR hereunder been true and correct and had the covenants and agreements of GPAR hereunder been performed in full.

          (c) Each of the representations and warranties made by the GPAR in this Agreement or pursuant hereto shall survive for a period of one year after the Effective Time, notwithstanding any investigation at any time made by or on behalf of the EMCO Shareholders, and upon expiration of such one year period, such representations and warranties shall expire, except for the representations contained in Sections 2.1, 2.2, 2.3 and 2.4. No claim for the recovery of EMCO Indemnifiable Damages may be asserted by the EMCO Shareholder against the GPAR Companies after such representations and warranties shall thus expire, provided, however, that claims for Indemnifiable Damages first asserted within the applicable period shall not thereafter be barred. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

          (d) In the event that the EMCO Shareholders believe they are entitled to a claim for any Indemnifiable Damages hereunder, the EMCO Shareholders shall promptly give written notice to the GPAR Companies of such claim and the amount or the estimated amount of such claim, and the basis for such claim.

     8.3 Conditions of Indemnification. The obligations and liabilities of EMCO, the EMCO Shareholders and the GPAR Companies hereunder with respect to their respective indemnities pursuant to this Article VIII resulting from any claim or other assertion of liabilities by third parties (hereinafter called collectively "Claims"), shall be subject to the following terms and conditions:

          (a) the party seeking indemnification (the "Indemnified Party") must give the other party or parties, as the case may be (the "Indemnifying Party"), notice of any such Claim twenty (20) days after the Indemnified Party receives notice thereof;

          (b) the Indemnifying Party shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such Claim; provided, however, if a Claim is made against GPAR which exceeds the value of the Held Back Shares at such time, GPAR shall have the right to control the defense of the Claim;

          (c) in the event that the Indemnifying Party shall elect not to undertake such defense, or within a reasonable time after notice of any such Claim from the Indemnified Party shall fail to defend, the Indemnified Party (upon further written notice to the Indemnifying Party) shall have the right to undertake the defense, compromise or settlement of such Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnifying Party (subject to the right of the Indemnifying Party to assume defense of such Claim at any time prior to settlement, compromise or final determination thereof);

          (d) Anything in this Section 8.3 to the contrary notwithstanding, (A) the Indemnified Party shall have the right, at its own cost and expense, to have its own counsel to protect its own interests and participate in the defense, compromise or settlement of the Claim, (B) the Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise any Claim or consent to entry of any judgement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such Claim, and (C) the Indemnified Party, by counsel or other representatives of its own choosing and at its sole cost and expense, shall have the right to consult with the Indemnifying Party and its counsel or other representatives concerning such Claim, and the Indemnifying Party and the Indemnified Party and their respective counsel shall cooperate with respect to such Claim.

     8.4 Security for the Shareholders' Indemnification Obligation. As security for the agreement by the EMCO Shareholders to indemnify and hold GPAR harmless as described in Section 8.1 and (with regard to Empire only) as security for Empire's obligations pursuant to the Indemnity Agreement attached hereto as Exhibit "G," at the Closing, Empire, Copperstate, Donald Moorehead and George Moorehead shall assign and deliver to GPAR certificates representing 250,000, 103,496, 31,451, and 34,202 shares, respectively, of the GPAR Shares (the "Held Back Shares") issued pursuant to this Agreement, which Held Back Shares shall be issued in the name of and owned by such EMCO Shareholders, as appropriate, but in which GPAR shall hold and possess a security interest.

          (a) At Closing, Copperstate, Donald Moorehead, and George Moorehead shall execute and deliver to GPAR a Collateral Agreement in the form of Exhibit "K" attached hereto to evidence the agreements in this Section 8.4.

          (b) Empire shall also grant GPAR a security interest in certain warrants issued to Empire hereunder. At Closing, Empire shall execute and deliver to GPAR a Stock Pledge and Security Agreement in the form of Exhibit "H" to evidence the agreements in this Section 8.4.

          (c) Within fifteen (15) days following the end of each three-month period subsequent to the Effective Date, GPAR shall deliver to Copperstate, Donald Moorehead and George Moorehead one-fourth of the Held Back Shares owned by them; provided, however, that GPAR need not deliver such Shares if GPAR has asserted a claim against such Held Back Shares in connection with the indemnification provisions set forth herein.

          (d) Except as set forth in subparagraph (e) below and except for any breach of a representation and/or warranty under Section 3.1, 3.2, 3.3, 3.4 or 3.5, (i) the liability of the EMCO Shareholders for any Indemnifiable Damage due to a breach of Article III shall be limited to the Held Back Shares; (ii) the obligations of the EMCO Shareholders hereunder for a breach of Article III shall be nonrecourse, and (iii) GPAR shall not seek from any of the EMCO Shareholders personally any claim for any Indemnifiable Damage due to a breach of Article III.

          (e) Empire and Harold Rubenstein shall be liable for all obligations set forth in the Indemnity Agreement attached hereto as Exhibit "G."

                                   ARTICLE IX

                             SECURITIES LAW MATTERS

     The parties agree as follows with respect to the sale or other disposition after Effective Time of the GPAR Shares:

     9.1 Disposition of Shares. The EMCO Shareholders represent and warrant that the shares of GPAR Common Stock being acquired by them hereunder are being acquired and will be acquired for their own respective accounts and will not be sold or otherwise disposed of, except pursuant to (a) an exemption from the registration requirements under the Securities Act, which does not require the filing by the GPAR Companies with the SEC of any registration statement, offering circular or other document, in which case the EMCO Shareholders shall first supply to the GPAR Companies an opinion of counsel (which counsel and opinions shall be satisfactory to the GPAR Companies) that such exception is available, or (ii) an effective registration statement filed by GPAR with the SEC under the Securities Act.

     9.2 Legend. The certificates representing the GPAR Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF RULE 145(D) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT COMPLIANCE WITH THE SECURITIES AND EXCHANGE COMMISSION'S ACCOUNTING SERIES RELEASES 130 AND 135.

GPAR may, unless a registration statement is in effect covering such shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal securities laws.

                                   ARTICLE X

                                  DEFINITIONS

     10.1 Defined Terms. As used herein, the following terms shall have the following meanings:

     "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

     "Contract" means any indenture, lease, sublease, license, loan agreement, mortgage, note, indenture, restriction, will, trust, commitment, obligation or other contract, agreement or instrument, whether written or oral.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

     "Governmental Authority" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GPAR Shares" means the shares of GPAR Common Stock which the EMCO Shareholders will receive in connection with the Merger.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

     "Material Adverse Change (or Effect)" means a change (or effect), in the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects which change (or effect) individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, business or prospects.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

     "Register", "registered" and "registration" refer to a registration of the offering and sale of securities effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Tax Return" means any tax return, filing or information statement required to be filed in connection with or with respect to any Taxes; and

     "Taxes" means all taxes, fees or other assessments, including, but not limited to, income, excise, property, sales, franchise, intangible, withholding, social security and unemployment taxes imposed by any federal, state, local or foreign governmental agency, and any interest or penalties related thereto.

     "Warrants" means the stock warrants described in Section 1.3.

     10.2 Other Definitional Provisions.

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

     (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

     (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

     (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                                   ARTICLE XI

                       TERMINATION, AMENDMENT AND WAIVER

     11.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

     (a) by mutual written consent of all of the parties hereto at any time prior to the Closing; or

     (b) by GPAR in the event of a material breach by EMCO or any of the EMCO Shareholders of any provision of this Agreement; or

     (c) if the Closing shall not have occurred by June 30, 1996.

     11.2 Effect of Termination. Except as provided in Article VI, in the event of termination of this Agreement pursuant to Section 11.1, this Agreement and the Plan of Merger shall forthwith become void; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                  ARTICLE XII

                               GENERAL PROVISIONS

     12.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

     (a) IF TO ANY OF THE GPAR COMPANIES TO:

         General Parametrics Corp.
         12 Country Lane
         Northfield, IL 60093
         Attn: T. Benjamin Jennings, Chairman
         Telecopy No.: (708) 446-9108

         General Parametrics Corp.
         7600 Augusta Street
         River Forest, IL 60305
         Attn: Mr. Gerard Jacobs, President
         Telecopy No.: (708) 366-0891

         WITH A COPY TO:

         Meadows, Owens, Collier, Reed,
         Cousins & Blau, L.L.P.
         901 Main Street, Suite 3700
         Dallas, Texas 75202
         Attn: Fielder F. Nelms, Esq.
         Telecopy No.: (214) 747-3732

     (b) IF TO EMCO OR THE EMCO SHAREHOLDERS TO:

         EMCO Recycling Corp.
         3700 W. Lower Buckeye
         Phoenix, Arizona 85009
         Attn: Mr. George Moorehead, President
         Telecopy No.: (602) 447-3020

         WITH A COPY TO:

         Sacks Tierney P.A.
         2929 N. Central Avenue
         Fourteenth Floor
         Phoenix, Arizona 85012-2742
         Attn: Rob Kimball
         Telecopy No.: (602) 279-2027

     12.2 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The Exhibits and Schedules constitute a part hereof as though set forth in full above.

     12.3 Expenses. Except as otherwise provided herein, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.

     12.4 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

     12.5 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by EMCO or any EMCO Shareholders without the prior written consent of GPAR.

     12.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     12.7 Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

     12.8 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Arizona applicable to contracts executed and to be wholly performed within such State.

     12.9 Arm's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                                GENERAL PARAMETRICS CORP.,
                                                a Delaware corporation


Date: March 7, 1996                             By: /s/ T. BENJAMIN JENNINGS
                                                    ----------------------------------------
                                                Name: T. Benjamin Jennings
                                                Title:  Co-Chairman of the Board,
                                                        Co-President and Co-Chief Executive Officer

                                                GPAR MERGER, INC.,
                                                an Arizona corporation


      Date: March 7, 1996                       By: /s/ T. BENJAMIN JENNINGS
                                                --------------------------------------------
                                                Name: T. Benjamin Jennings
                                                Title: President




                                                EMCO RECYCLING CORP.,
                                                an Arizona corporation


      Date: March 7, 1996                       By: /s/ GEORGE O. MOOREHEAD
                                                    ----------------------------------------
                                                Name: George O. Moorehead
                                                Title: President




                                                COPPERSTATE METALS, INC.,
                                                an Arizona corporation


      Date: March 7, 1996                       By: /s/ DAVID M. ZACK
                                                --------------------------------------------
                                                Name: David M. Zack
                                                Title: President




                                                EMPIRE METALS, INC.,
                                                an Arizona corporation


      Date: March 7, 1996                       By: /s/ HAROLD RUBENSTEIN
                                                    ----------------------------------------
                                                Name: Harold Rubenstein
                                                Title: President


      Date: March 7, 1996                       /s/ HAROLD RUBENSTEIN
                                                --------------------------------------------
                                                Harold Rubenstein


      Date: March 7, 1996                       /s/ GERALD ZACK
                                                --------------------------------------------
                                                Gerald Zack


      Date: March 7, 1996                       /s/ DAVID ZACK
                                                --------------------------------------------
                                                David Zack


      Date: March 7, 1996                       /s/ RAYMOND ZACK
                                                --------------------------------------------
                                                Raymond Zack

      Date: March 7, 1996                       /s/ DONALD MOOREHEAD
                                                --------------------------------------------
                                                Donald Moorehead


      Date: March 7, 1996                       /s/ GEORGE MOOREHEAD
                                                --------------------------------------------
                                                George Moorehead

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                   APPENDIX B


                          AGREEMENT AND PLAN OF MERGER

                       THIS PAGE INTENTIONALLY LEFT BLANK

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement") is made and entered
into this day of      ,             1996, by and between GPAR Merger, Inc., an
Arizona corporation ("Subcorp") and a wholly-owned subsidiary of General Parametrics Corp., a Delaware corporation ("GPAR"), and EMCO Recycling Corp., an Arizona corporation ("EMCO" or the "Surviving Corporation"). (Subcorp and EMCO are hereinafter sometimes collectively referred to as the "Constituent Corporations").

                              W I T N E S S E T H:

     WHEREAS, on the date hereof, Subcorp has authorized capital stock consisting of 10,000 shares of Common Stock, with a par value of $1.00 per share, of which 10,000 shares are issued and outstanding;

     WHEREAS, on the date hereof, EMCO has authorized capital stock consisting of (i) 300,000 Class A Common Shares, of which 6,000 shares are issued and outstanding, (ii) 350,000 Class B Common Shares, of which 3,000 shares are issued and outstanding, and (iii) 350,000 Shares of Class C Common Shares, of which 1,000 shares are issued and outstanding (the outstanding and issued Class A, B, and C Common Shares are hereinafter referred to as the "EMCO Shares");

     WHEREAS, the board of directors of each of the Constituent Corporations has determined that it is advisable and in the best interests of such corporations and their respective shareholders that Subcorp be merged with and into EMCO under the laws of the State of Arizona and have duly approved and adopted this Agreement; and

     WHEREAS, GPAR, the sole shareholder of Subcorp, and the shareholders of EMCO have duly approved and adopted this Agreement;

     NOW THEREFORE, in consideration of the covenants and agreements contained herein, the parties to this Agreement hereby agree as follows:

     1. Merger. Upon the Effective Time (as defined in Section 5 below), Subcorp shall be merged into EMCO, with EMCO as the Surviving Corporation (the "Merger"). The Surviving Corporation shall continue to be governed by the laws of the State of Arizona, and the separate corporate existence of Subcorp shall cease upon the Effective Time.

     2. Articles of Incorporation and Bylaws. The Articles of Incorporation of the Surviving Corporation shall be amended and restated as attached hereto as Exhibit A and shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time. The Bylaws of the Surviving Corporation shall be amended and restated as attached hereto as Exhibit "B" and shall be the Bylaws of the Surviving Corporation after the Effective Time.

     3. Directors.  The directors of the Surviving Corporation shall be:

           Gerard M. Jacobs
           T. Benjamin Jennings
           George O. Moorehead
           Donald F. Moorehead
           Harold Rubenstein
           Raymond Zack
           Xavier Hermosillo

     4. Officers.  The officers of the Surviving Corporation shall be:

            George O. Moorehead     President
            Charles R. McCurdy      Vice-President, Finance, Secretary and Treasurer

     5. Effective Time. The Merger shall become effective when the Articles of Merger have been filed with the Secretary of State of Arizona and the Secretary of State of Arizona has issued the Certificate of Merger (the "Effective Time").

     6. Effects of the Merger.  The Merger shall have the effects set forth in
Section 10-1106 of the Arizona Revised Statute (the "Arizona Statute"). Without limiting the generality of the foregoing, and subject thereto, upon the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, powers, authority and franchises, of a public as well as of a private nature, and the Surviving Corporation shall be subject to all of the restrictions, liabilities, obligations and duties, of each of the Constituent Corporations, including, without limitation, the obligation for the payment of the fair value of any shares held by a shareholder of either of the Constituent Corporations who has complied with Section 10-1301 et. seq. of the Arizona Statute; and all property, real, personal and mixed, and all debts, liabilities and obligations due to each of the Constituent Corporations on whatever account or belonging to either of the Constituent Corporations shall be vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, immunities, powers, authority and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in each of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, and all rights of creditors and all liens upon any property of each of the Constituent Corporations immediately prior to the Effective Time shall be preserved unimpaired. Any action or proceeding pending by or against each of the Constituent Corporations at the Effective Time may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such corporation's place.

     7. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of either of the Constituent Corporations or their respective shareholders:

     (a) Outstanding Subcorp Shares. Each share of Common Stock of Subcorp which is issued and outstanding immediately prior to the Effective Time shall be converted into one Common Share of the Surviving Corporation, which shall thereafter constitute all of the issued and outstanding capital stock of the Surviving Corporation.

     (b) Outstanding EMCO Shares. The EMCO Shares which are issued and outstanding immediately prior to the Effective Time shall be converted into 3,500,000 shares of GPAR Common Stock, and shall be entitled to be exchanged for
(i) $1,150,000 in cash or immediately available funds, (ii) warrants to purchase 600,000 shares of GPAR Common Stock at $4.00 per share, and (iii) warrants to purchase 400,000 shares of GPAR Common Stock at $6.00 per share, pursuant to the following schedule:

                                            NUMBER OF   NUMBER OF                NUMBER OF   NUMBER OF
                                              EMCO        GPAR                     $4.00       $6.00
             EMCO SHAREHOLDER                SHARES      SHARES        CASH      WARRANTS    WARRANTS
------------------------------------------  ---------   ---------   ----------   ---------   ---------
Copperstate Metals, Inc...................     3,000      905,587   $  690,000    180,000     120,000
Empire Metals, Inc........................     5,657    2,019,950      440,000    339,420     226,280
Donald F. Moorehead.......................       672      275,200       10,000     40,320      26,880
George O. Moorehead.......................       671      299,263       10,000     40,260      26,840
                                              ------    ---------     --------    -------     -------
          Total...........................    10,000    3,500,000   $1,150,000    600,000     400,000
                                              ======    =========     ========    =======     =======

     8. Exchange of Certificates: Issuance of Shares.

     (a) Surrender of EMCO Share Certificates. After the Effective Time, the certificates representing the EMCO Shares (the "EMCO Share Certificates") shall represent for all purposes only the right to receive GPAR Shares, warrants, and cash as set forth in Section 7. At the closing of the Merger (the "Closing"), each shareholder of EMCO (an "Exchanging Stockholder") shall surrender to GPAR share certificates evidencing all of the EMCO Shares owned by such Exchanging Stockholder immediately prior to the Effective Time.

     (b) Issuance of GPAR Shares. Immediately after the Effective Time, upon surrender of the EMCO Share Certificates evidencing all of the EMCO Shares owned by each Exchanging Stockholder, GPAR shall issue in each Exchanging Stockholder that number of GPAR Shares which such Exchanging Stockholder is entitled to receive following the conversion described in Section 7 above.

     If more than one EMCO Share Certificate is surrendered by the same Exchanging Stockholder, the number of GPAR Shares issuable to such Exchanging Stockholder pursuant to Section 7 and this Section 8 shall be computed on the basis of the aggregate number of EMCO Shares represented by such EMCO Share Certificates.

     (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to GPAR Shares having a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for EMCO Shares until such holder surrenders such certificate.

     9. Miscellaneous. Whenever the context requires, words used in the singular shall be construed to include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine and neuter gender.

     IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by its board of directors, has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

                                          GPAR MERGER, INC.,
                                          an Arizona Corporation

                                          By:
                                             ---------------------------
                                             T. Benjamin Jennings,
                                             President


                                          EMCO RECYCLING CORP.,
                                          an Arizona Corporation

                                          By:
                                             ---------------------------
                                             George O. Moorehead,
                                             President

                                  EXHIBIT "A"

                             ARTICLES OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                              EMCO RECYCLING CORP.

     Pursuant to Arizona Revised Statutes, Sections 10-059. 10-061 and 10-062, EMCO Recycling Corp., an Arizona corporation (the "Corporation"), hereby certifies that:

     1. The present name of the Corporation is EMCO Recycling Corp.

     2. The Articles of Incorporation of the Corporation are hereby amended by replacing Article 4 with the following Article 4 so as to provide for a new number of common stock issued:

        "4. Authorized Capital.

             The Corporation shall have the authority to issue a total of Ten Thousand (10,000) shares of common stock, with a par value of One Dollar ($1.00) per share."

     3. The directors of the Corporation adopted the foregoing Amendment by
Written Consent dated             , 1996.

     4. The Shareholder approved the foregoing Amendment by Consent dated
            , 1996.

     5. There are ten thousand (10,000) common shares of the Corporation issued and outstanding.

     6. All of the outstanding shares of the Corporation were voted in favor of the foregoing Amendment.

     7. The foregoing Amendment does not effect a change in the amount of stated capital of the Corporation.

     8. The Amendment of the Articles of Incorporation as set forth herein has been duly advised by the Board of Directors and approved by the Shareholder of the Corporation.

     IN WITNESS WHEREOF, EMCO Recycling Corp. has caused these Articles of Amendment to be signed and executed in its corporate name by its President and
Secretary on this             day of             , 1996.

                                          EMCO RECYCLING CORP.,
                                          an Arizona corporation

                                          By:

                                            ------------------------------------
                                            George O. Moorehead, President

                                          By:

                                            ------------------------------------
                                            Raymond Zack, Secretary

                                   APPENDIX C

                                FAIRNESS OPINION

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

                         [FIRST SOUTHWEST COMPANY LOGO]


                                December 4, 1995



Board of Directors
General Parametrics Corporation
c/o T. Benjamin Jennings, Chairman
12 Country Lane
Northfield, Il 60093



Members of the Board:



     General Parametrics Corporation ("GPAR") and EMCO Recycling Corp. ("EMCO") have entered into a Merger Agreement and Plan of Merger and Reorganization dated December 1, 1995 (the "Agreement"), which provides for, among other things, the merger of GPAR Merger Inc., a wholly-owned subsidiary of GPAR, with and into EMCO (the "Merger") with EMCO as the surviving corporation and wholly-owned subsidiary of GPAR. Pursuant to the Agreement and as a result of the Merger, the EMCO shareholders shall receive (a) an aggregate of Three Million Five Hundred Thousand (3,500,000) shares of common stock, of GPAR; (b) warrants of GPAR which entitle the holders to purchase Six Hundred Thousand (600,000) shares of GPAR at $4.00 per share; (c) warrants of GPAR which entitle the holders to purchase Four Hundred Thousand (400,000) shares of GPAR at $6.00 per share; and (d) One Million One Hundred Fifty Thousand and No/100 Dollar ($1,150,000.00) in cash or immediately available funds (collectively, the "Consideration"), all in exchange for all issued and outstanding shares of capital stock of EMCO. The terms and conditions of the Merger are more fully set forth in the Agreement.



     You have asked for our opinion as to whether the Consideration proposed to be paid is fair from a financial point of view to the public shareholders of GPAR.



     For the purposes of the opinion set forth herein, we have:



     (i) reviewed for GPAR the Forms 10-K for the years ended October 31, 1993 through 1995 and the audited financial statements contained therein, reviewed for EMCO the audited combined financial statements for the years ended March 31, 1994 through 1995, reviewed for GPAR, the Forms 10-Q and the unaudited financial statements contained therein for the first nine months ended July 31, 1995, and reviewed certain other publicly available information;



     (ii) analyzed certain internal financial information, including financial projections and certain reports on sales, profitability and accounts receivable aging, concerning GPAR and EMCO prepared by their respective managements;



     (iii) discussed the past and current operations, the financial condition and the prospects of GPAR and EMCO with senior executives of the respective companies;



     (iv) reviewed the results of the due diligence performed on EMCO by GPAR and Price Waterhouse with the senior management of GPAR;



     (v) discussed with senior executives of EMCO the prices and dates of recent sale transactions of EMCO common stock of which they had knowledge of the purchase price;



     (vi) reviewed the reported prices and trading activity for the common stock of GPAR, as well as the prices for the S&P 500 Index and the NASDAQ Composite Index.

General Parametrics Corp.
December 4, 1995
Page 2


     (vii) compared the financial performance and condition of EMCO with that of certain other comparable publicly traded resource recovery companies;



     (viii) reviewed the financial terms to the extent publicly available, of certain comparable resource recovery company merger and acquisition transactions;



     (ix) reviewed certain stand-alone financial projections of GPAR and EMCO prepared by the respective managements of GPAR and EMCO;



     (x) analyzed the pro forma impact of the Merger on the earnings per share, book value per share, and certain other balance sheet and profitability ratios of GPAR;



     (xi) reviewed the Agreement;



     (xii) reviewed a draft of the Registration Statement on Form S-4, including the Joint Proxy Statement and Prospectus of GPAR and EMCO substantially in the form to be mailed to their respective shareholders; and



     (xiii) performed such other analyses as we have deemed appropriate.



     We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of GPAR or EMCO and have not made or obtained any evaluations or appraisals of the assets or liabilities of GPAR or EMCO. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of GPAR's and EMCO's management as to the future financial performance of GPAR and EMCO. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.



     We have acted as financial advisor to the Board of Directors of GPAR in connection with this transaction and will receive a fee for our services. As you are aware, T. Benjamin Jennings, the Co-Chairman Co-Chief Executive Officer and Co-President of GPAR, was a Director of First Southwest Company up until October 31, 1995.



     It is understood that this letter is for the information of the Board of Directors of GPAR only and may not be used for any other purpose without our prior written consent.



     Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Consideration proposed to be paid in the Merger is fair from a financial point of view to the public shareholders of GPAR.



                                          Very truly yours,



                                          /s/



                                          FIRST SOUTHWEST COMPANY

                                   APPENDIX D

                      ARIZONA DISSENTERS' RIGHTS SECTIONS

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

                          SECTION 10-1301. DEFINITIONS

     In this article, unless the context otherwise requires:

     1. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 10-1302 and who exercises that right when and in the manner required by article 2 of this chapter.

     4. "Fair value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion is inequitable.

     5. "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under the circumstances.

     6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     7. "Shareholder" means the record shareholder or the beneficial shareholder.

                       SECTION 10-1302. RIGHT TO DISSENT

     A. A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          1. Consummation of a plan of merger to which the corporation is a party if either:

             (a) Shareholder approval is required for the merger by section 10-1103 or the articles of incorporation and if the shareholder is entitled to vote on the merger.

             (b) The corporation is a subsidiary that is merged with its parent under section 10-1104.

          2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

          3. Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

          4. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it either:

             (a) Alters or abolishes a preferential right of the shares.

             (b) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

             (c) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

             (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

             (e) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 10-604.

          5. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, the bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     B. A shareholder entitled to dissent and obtain payment for his shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     C. This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 United States Code section 80a-1 through 80a-64).

     D. Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

           SECTION 10-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

     A. A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the record shareholder dissents and the record shareholder's other shares were registered in the names of different shareholders.

     B. A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if both:

          1. The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

          2. The beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.

                 SECTION 10-1320. NOTICE OF DISSENTERS' RIGHTS

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article.

     B. If corporate action creating dissenters' rights under section 10-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in section 10-1322.

              SECTION 10-1321. NOTICE OF INTENT TO DEMAND PAYMENT

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall both:

          1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

          2. Not vote the shares in favor of the proposed action.

     B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for the shares under this article.

                      SECTION 10-1322. DISSENTERS' NOTICE

     A. If proposed corporate action creating dissenters' rights under section 10-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 10-1321.

     B. The dissenters' notice shall be sent no later than ten days after the corporate action is taken and shall:

          1. State where the payment demand must be sent and where and when certificates for certificated shares shall be deposited.

          2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

          3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

          4. Set a date by which the corporation must receive the payment demand, which date shall be at least thirty but not more than sixty days after the date the notice provided by subsection A of this section is delivered.

          5. Be accompanied by a copy of this article.

                    SECTION 10-1323. DUTY TO DEMAND PAYMENT

     A. A shareholder sent a dissenters' notice described in section 10-1322 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 10-1322, subsection B, paragraph 3 and deposit the shareholder's certificates in accordance with the terms of the notice.

     B. A shareholder who demands payment and deposits the shareholder's certificates under subsection A of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     C. A shareholder who does not demand payment or does not deposit the shareholder's certificates if required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this article.

                      SECTION 10-1324. SHARE RESTRICTIONS

     A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under section 10-1326.

     B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

                            SECTION 10-1325. PAYMENT

     A. Except as provided in section 10-1327, as soon as the proposed corporate action is taken, or if such action is taken without a shareholder vote, on receipt of a payment demand, the corporation shall pay each dissenter who complied with section 10-1323 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

     B. The payment shall be accompanied by all of the following:

          1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

          2. A statement of the corporation's estimate of the fair value of the shares.

          3. An explanation of how the interest was calculated.

          4. A statement of the dissenter's right to demand payment under section 10-1328.

          5. A copy of this article.

                    SECTION 10-1326. FAILURE TO TAKE ACTION

     A. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under section 10-1322 and shall repeat the payment demand procedure.

                     SECTION 10-1327. AFTER-ACQUIRED SHARES

     A. A corporation may elect to withhold payment required by section 10-1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under section 10-1328.

  SECTION 10-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER
                           EFFECTIVE JANUARY 1, 1996

     A. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due and either demand payment of the dissenter's estimate, less any payment under section 10-1325, or reject the corporation's offer under section 10-1327 and demand payment of the fair value of the dissenter's shares and interest due, if either:

          1. The dissenter believes that the amount paid under section 10-1325 or offered under section 10-1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

          2. The corporation fails to make payment under section 10-1325 within sixty days after the date set for demanding payment.

          3. The corporation, having failed to take the proposed action, does not return the deposited certificates or does not release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     B. A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                         SECTION 10-1330. COURT ACTION

     A. If a demand for payment under section 10-1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     B. The corporation shall commence the proceeding in the court in the county where a corporation's principal office or, if none in this state, its known place of business is located. If the corporation is a foreign corporation without a known place of business in this state, it shall commence the proceeding in the county in this state where the known place of business of the domestic corporation was located.

     C. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law or by the Arizona rules of civil procedure.

     D. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. There is no right to trial by jury in any proceeding brought under this section. The court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona rules of civil procedure or by the order of appointment. The master's report is subject to exceptions to be heard before the court, both on the law and the facts. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     E. Each dissenter made a party to the proceeding is entitled to judgment either:

          1. For the amount, if any, by which the court finds the fair value of his shares plus interest exceeds the amount paid by the corporation.

          2. For the fair value plus accrued interest of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 10-1327.

                 SECTION 10-1331. COURT COSTS AND ATTORNEY FEES

     A. The court in an appraisal proceeding commenced under section 10-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the corporation, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10-1327 or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under section 10-1328.

     B. The court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts the court finds equitable either:

          1. Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of article 2 of this chapter.

          2. Against the dissenter and in favor of the corporation if the court finds that the fair value does not materially exceed the amount offered by the corporation pursuant to sections 10-1325 and 10-1327.

          3. Against either the corporation or a dissenter in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     C. If the court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

PROXY

                         GENERAL PARAMETRICS CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 9, 1996

The undersigned hereby appoints Gerard M. Jacobs and T. Benjamin Jennings, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of General Parametrics Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency, Embarcadero, Five Embarcadero Center, San Francisco, California, 94111, (telephone (415) 788-1234), on April 9, 1996, at 10:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DECISION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL OF THE PERSONS AND PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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
Please mark your votes as indicated in this example.                       /X/


MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS



Proposal 1: To elect the following four persons to serve as directors of the company: Gerard M. Jacobs, T. Benjamin Jennings, Xavier Hermosillo and Donald F. Moorehead.

            If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

GERARD M. JACOBS, T. BENJAMIN JENNINGS, XAVIER HERMOSILLO AND DONALD F.
MOOREHEAD.

                          FOR                      WITHHOLD
                      all nominees                 AUTHORITY
                     listed (except               to vote for
                      as indicated)                nominees
                          / /                        / /


Proposal 2: To approve the Merger Agreement dated as of December 1, 1995 and amended through March 7, 1996 (the "Merger Agreement"), between GPC, GPAR Merger, Inc., an Arizona corporation that is a wholly-owned subsidiary of GPC (the "Sub"), EMCO Recycling Corp., an Arizona corporation ("EMCO"), and the direct and indirect beneficial owners of EMCO Common Stock and the related Agreement of Merger between Sub and EMCO (together with the Merger Agreement, the "Agreements"), which provides for the merger of Sub with and into EMCO (the "Merger"). Pursuant to the proposed Merger, EMCO will become a wholly-owned subsidiary of GPC. The aggregate consideration to be paid by GPC in the Merger is (i) 3,500,000 shares of Common Stock of GPC, (ii) warrants to purchase an aggregate of an additional 1,000,000 shares of Common Stock of GPC and (iii) $1,150,000 in cash.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 3: To approve an amendment to the Certificate of Incorporation of the
            Company in order to increase the number of authorized shares of Common Stock of the Company by 20 million to 40 million.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 4: To approve an amendment to the Certificate of Incorporation of the
            Company in order to change the name of the Company to "Metal Management, Inc."

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 5: To approve the Board's adoption of the 1996 Director Option Plan and the reservation of 100,000 shares of Common Stock of the Company for issuance thereunder.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 6: To approve an amendment to the 1995 Stock Plan in order to increase the number of shares of Common Stock reserved for issuance under the Plan by 800,000 shares.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 7: To approve an amendment to the Bylaws to provide that the Board of
            Directors shall have the power to determine the number of authorized directors of GPC.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

Proposal 8: To ratify the Board's selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

                    FOR                 AGAINST                  ABSTAIN
                    / /                   / /                      / /

AND IN THE PROXY HOLDERS' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING


Signature____________________________________________________Dated______________
Please sign exactly as your name appears on the stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.

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
PROXY

                              EMCO RECYCLING CORP.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 8, 1996

The undersigned hereby appoints George O. Moorehead and C.R. McCurdy, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of EMCO Recycling Corp. (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at EMCO's principal executive offices located at 3700 West Lower Buckeye Road, Phoenix, Arizona, on April 8, 1996, at 9:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DECISION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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
Please mark your votes as indicated in this example.                     /X/


      FOR                 WITHHOLD
  all nominees           AUTHORITY
 listed (except          to vote for
  as withheld)         nominees listed
      / /                   / /


MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS


Proposal 1: To approve the Merger Agreement dated as of December 1, 1995 and as amended through March 7, 1996, between the Company, General Parametrics Corporation ("GPC"), GPAR Merger, Inc., an Arizona corporation that is a wholly-owned subsidiary of GPC (the "Sub"), and the direct and indirect beneficial owners of EMCO Common Stock and the related Agreement of Merger between Sub and the Company by which Sub would be merged with and into the Company and the Company will subsequently become a wholly-owned subsidiary of GPC.

                    FOR            AGAINST                  ABSTAIN
                    / /              / /                      / /


AND IN THE PROXY HOLDERS' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING

Please sign exactly as your name appears on the stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.


Signature_______________________________________________Date____________________

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